FILE NOS: 333-_____
                                         811-9491

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[  ]  Pre-Effective Amendment No. ______             [  ]  Post-Effective Amendment No. _____
(Check appropriate box or boxes)

Exact Name of Registrant as Specified in Charter: Allianz Variable Insurance Products Trust	Area Code and Telephone Number: 763-765-6500
Address of Principal Executive Offices: (Number, Street, City, State, Zip Code) 5701 Golden Hills Drive, Minneapolis, MN 55416-1297
Name and Address of Agent for Service:
     Erik T. Nelson
     5701 Golden Hills Drive
     Minneapolis, MN 55416-1297

     With a copy to:

     Michael J. Radmer, Esq.
     Dorsey & Whitney LLP
     50 South Sixth Street
     Minneapolis, MN  55402

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.
(Number and Street) (City) (State) (Zip Code)

Calculation of Registration Fee under the Securities Act of 1933:
Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Shares of Beneficial Interest				No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940

It is proposed that this filing will become effective on July 20, 2020 pursuant to Rule 488.

PART A:
PROXY STATEMENT/PROSPECTUS

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Morgan Stanley Global Real Estate Fund
5701 Golden Hills Drive
Minneapolis, MN 55416-1297

Dear Allianz Life or Allianz Life of New York Variable Annuity Contract Owner:
The Board of Trustees of the Allianz Variable Insurance Products Trust (the “Trust”) is pleased to submit a proposal to reorganize a series of the Trust into another series of the Trust, as follows:
Acquired Fund	Acquiring Fund
AZL Morgan Stanley Global Real Estate Fund	AZL S&P 500 Index Fund
Although you are not a shareholder of the Acquired Fund, as the owner of a variable annuity contract issued by Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York (together, “Allianz Life”), your contract is funded by shares of the Acquired Fund. Accordingly, we ask that you indicate whether you approve or disapprove of the proposed reorganization by submitting instructions on how to vote your beneficial shares by phone, internet, or mail.
The proposed reorganization is being recommended for several reasons, including the Acquired Fund’s relatively small size, its performance history and a recent portfolio manager change. As a result, it is expected that the Acquired Fund will continue to lose assets and shrink in size, which over time may be expected to result in the Fund’s fixed costs being spread over an ever smaller asset base, meaning that the expenses of the Acquired Fund may increase as a percentage of assets. The overall fees and expenses of the Acquiring Fund are lower than the fees and expenses of the Acquired Fund; and the Acquiring Fund is a larger fund better able to achieve economies of scale by spreading fixed costs over a larger, and increasing, asset base.
THE BOARD OF TRUSTEES OF THE TRUST BELIEVES THAT THE TRANSACTION IS IN THE BEST INTERESTS OF THE ACQUIRED FUND AND ITS SHAREHOLDERS, AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL.
The Board considered various factors in reviewing the proposed reorganization on behalf of the Acquired Fund’s shareholders, including, but not limited to, the following:
●	A comparison of the investment objectives and strategies between the Acquiring Fund and the Acquired Fund;
●	The expectation that the reorganization will reduce overall expenses for shareholders of the Acquired Fund; and
●	The expectation that the reorganization will have no federal income tax consequences for contract owners.
If the proposal is approved, the Acquiring Fund will acquire all of the assets and assume all of the liabilities of the Acquired Fund in exchange for newly issued shares of the Acquiring Fund. These Acquiring Fund shares in turn will be distributed proportionately to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. To accomplish the proposed reorganization, the Board of Trustees of the Acquired Fund has submitted an Agreement and Plan of Reorganization with respect to the Acquired Fund for the approval of the shareholders of the Acquired Fund. You have the right to instruct Allianz Life as to how the shares of the Acquired Fund attributable to your contract are voted. The shareholders’ meeting to consider the proposal will take place at 10:00 a.m., Central time, on August 19, 2020, and the transaction, if approved, is expected to close on or about August 21, 2020.

From the date of this letter through the date of the closing of the reorganization transaction (on or about August 21, 2020), and for 90 days thereafter, Allianz Life will permit Contract Owners to transfer all or a portion of their Contract value allocated to the Acquired Fund (before the closing) or the Acquiring Fund (after the closing) into other eligible investment options, without limitation or charge. Any such transfers will be subject to the restrictions on investment option allocations set forth in your Contract. You should consider consulting with your financial professional to discuss your options for transferring Contract value to other investment options available under your Contract. To transfer your Contract value to other investment options, you may contact our Service Center at 800.624.0197, or visit our website at www.allianzlife.com.
Please review the enclosed voting instruction form. You may submit your instructions on voting the shares that fund your contract by phone, internet, or mail. Following this letter is a Q&A summarizing the reorganization and information on how to vote your shares. Please read the proxy statement/prospectus carefully before you vote.
Thank you for your prompt attention to this important matter.
 Sincerely,

Brian Muench
Chairman and President
Allianz Variable Insurance Products Trust

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
COMBINED PROXY STATEMENT/PROSPECTUS Q&A
THE FOLLOWING IS A BRIEF OVERVIEW OF THE REORGANIZATION BEING RECOMMENDED FOR THE AZL MORGAN STANLEY GLOBAL REAL ESTATE FUND. WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED COMBINED PROXY STATEMENT/PROSPECTUS.
Acquired Fund	Acquiring Fund
AZL Morgan Stanley Global Real Estate Fund	AZL S&P 500 Index Fund

Q: Why is the reorganization being proposed?

The reorganization is being proposed for several reasons, including the Acquired Fund’s relatively small size, its performance history and a recent portfolio manager change. As a result, the Acquired Fund is expected to lose assets and shrink in size, which, over time, is expected to result in the Fund’s fixed costs being spread over an ever smaller asset base, meaning that the expenses of the Acquired Fund may increase as a percentage of assets. The Acquired Fund is an actively-managed mutual fund that invests primarily in equity securities of companies in the real estate industry located throughout the world, with investment decisions made for the Fund by its subadviser, but the Acquiring Fund is a passively-managed index fund, which seeks to match the performance of the S&P 500 Index, an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy. The overall fees and expenses of the Acquiring Fund are lower than the fees and expenses of the Acquired Fund; and the reorganization is expected to result in a larger Fund that is better able to achieve economies of scale by spreading certain fixed costs over a larger, and increasing, asset base.

Q: Will the expenses of the Fund in which I participate increase as a result of the reorganization?

The management fees paid by the Acquiring Fund are lower than those paid by the Acquired Fund, and the total expense ratio for the Acquiring Fund following the reorganization is lower than the total expense ratio for the Acquired Fund prior to the reorganization. Therefore, as shown in the pro forma fee table on page 12 of the enclosed Proxy Statement/Prospectus, the expenses of the Acquired Fund are expected to decrease as a result of the reorganization.

Q: Who is paying the costs of the shareholder meeting and this proxy solicitation?

Costs related to the proxy solicitation, shareholder meeting and reorganization will be paid by Allianz Investment Management LLC, the Funds’ investment manager. Total estimated costs of the reorganization are $65,000.

Q: Will I incur taxes as a result of the reorganization?

No. Although the reorganization is anticipated to be a taxable transaction for federal income tax purposes, the reorganization is not expected to be a taxable event for federal income tax purposes for contract owners whose contract values are determined by investment in shares of the Acquired Fund.  Contract owners should, however, ask their own tax advisors for more information on their own tax situation. Please see the section entitled “Tax Consequences” in the enclosed Proxy Statement/Prospectus for additional information.

Q: If approved, when will the reorganization happen?
If shareholders approve the reorganization, it will take place on or about August 21, 2020.
Q: Is there anything I need to do to convert my shares?

No. Upon shareholder approval of the reorganization, the Acquired Fund shares that serve as a funding vehicle for benefits under your variable annuity contract automatically will be exchanged for shares of the Acquiring Fund. The total value of the Acquiring Fund shares that a shareholder receives in the reorganization will be the same as the total value of the Acquired Fund shares held by the shareholder immediately before the reorganization.

Q: How does the Board recommend that I vote?
After careful consideration, the Board recommends that you vote FOR the reorganization of your Fund.
Q: How and when do I provide voting instructions?
You can provide voting instructions in one of three ways:
- By mail with the enclosed voting instruction form
- By telephone
- By web site

Please refer to the enclosed voting instruction form for the telephone number and internet address. Please vote as soon as possible by following the instructions on the voting instruction form.
Q: Whom should I call if I have questions?
If you have questions about the proposal described in the Proxy Statement/Prospectus or about providing voting instructions, please call toll free at 1-800-624-0197.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST (the “TRUST”)
5701 Golden Hills Drive
Minneapolis, Minnesota 55416-1297
NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 19, 2020
AZL Morgan Stanley Global Real Estate Fund

A special meeting of the shareholders of the AZL Morgan Stanley Global Real Estate Fund (the “Acquired Fund”) will be held at 10:00 a.m. Central time on August 19, 2020. In light of the public health impact of the coronavirus outbreak (COVID-19) and the related institution of social distancing and other measures and guidance and declarations from various relevant governmental authorities, and in accordance with Section 3806(f) of the Delaware Statutory Trust Act and the Trust’s Agreement and Declaration of Trust and By-Laws, as amended to date, the special meeting of the shareholders of the Acquired Fund will be conducted over the Internet in a virtual meeting format. Directions for participating in the meeting are set forth below.
At the meeting, shareholders of the Acquired Fund will consider the following proposal:
-
To approve an Agreement and Plan of Reorganization (the “Plan”) between the Acquired Fund and the AZL S&P 500 Index Fund (the “Acquiring Fund”). The Funds are series of the Trust. Under the Plan, the Acquiring Fund would acquire all of the assets and assume all of the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund, which would be distributed proportionately to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund; and

-	Such other business as may properly come before the meeting, or any adjournment of the meeting.
The Acquired Fund issues and sells shares to certain accounts of Allianz Life Insurance Company of North America (“Allianz Life”) and Allianz Life Insurance Company of New York (“Allianz Life of NY”). The separate accounts hold shares of mutual funds, including the Acquired Fund, which serve as a funding vehicle for benefits under variable annuity contracts issued by Allianz Life and Allianz Life of NY. As the owners of the assets held in the separate accounts, Allianz Life and Allianz Life of NY are the record shareholders of the Acquired Fund and are entitled to vote the shares of the Acquired Fund. However, Allianz Life and Allianz Life of NY will vote outstanding shares of the Acquired Fund in accordance with instructions given by the owners of variable annuity contracts for which the Fund serves as a funding vehicle. This Notice is being delivered to owners of variable annuity contracts whose contracts were funded by shares of the Acquired Fund on the record date, so that they may instruct Allianz Life and Allianz Life of NY how to vote the shares of the Acquired Fund underlying their contracts.
Accessing the Virtual Meeting – To access the virtual meeting, send a request to attendameeting@astfinancial.com and include the control number located on your voting instruction form.

Shareholders of record of the Acquired Fund at the close of business on June 17, 2020, are entitled to notice of and to vote at the Special Meeting.  A holder of a variable annuity contract with respect to the Acquired Fund is entitled to instruct Allianz Life and Allianz Life of New York as to how the shares of the Acquired Fund attributable to the contract are voted.

 By Order of the Board of Trustees

 Michael J. Radmer
 Secretary
[July __, 2020]
YOU CAN VOTE QUICKLY AND EASILY.
PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION FORM.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
5701 Golden Hills Drive
Minneapolis, Minnesota 55416-1297
1-800-624-0197
AZL Morgan Stanley Global Real Estate Fund
AZL S&P 500 Index Fund

COMBINED PROXY STATEMENT/PROSPECTUS — [JULY __, 2020]
Acquired Fund	Acquiring Fund
AZL Morgan Stanley Global Real Estate Fund	AZL S&P 500 Index Fund
This combined proxy statement/prospectus (the “Proxy Statement/Prospectus”) describes a proposed Agreement and Plan of Reorganization (the “Plan”) pursuant to which the outstanding shares of the Acquired Fund, which serves as a funding vehicle for your variable annuity contract, would be exchanged for shares of the Acquiring Fund. Each of the Acquiring Fund and the Acquired Fund (each a “Fund” and together the “Funds”) are series of the Allianz Variable Insurance Products Trust (the “Trust”).  The Funds are open-end management investment companies.
THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS APPROVAL OF THE PLAN.
These securities are not deposits or obligations of, or guaranteed by, any bank or an affiliate of any bank, nor are they insured by the Federal Deposit Insurance Corporation (FDIC), or any other agency of the United States, or any bank or an affiliate of any bank; and are subject to investment risks including possible loss of value.
As with all mutual funds, the Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the “1940 Act”) and files reports, proxy materials, and other information with the SEC (Investment Company Act file no. 811-09491). Copies of these reports, proxy materials, and other information can be obtained, after paying a duplicating fee, by electronic request e-mailed to publicinfo@sec.gov. In addition, copies of these documents may be viewed on-line or downloaded from the SEC’s Web site at http://www.sec.gov.
You should retain this Proxy Statement/Prospectus for future reference. It sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing. Additional information is set forth in the Statement of Additional Information relating to this Proxy Statement/Prospectus dated the same date as this Proxy Statement/Prospectus.
This Proxy Statement/Prospectus was first mailed to contract owners on or about [July __, 2020].
WHERE TO GET MORE INFORMATION
The following documents have been filed with the SEC:
•	The Statement of Additional Information, dated the same date as this Proxy Statement/Prospectus, relating to the reorganization, and is incorporated by reference into this Proxy Statement/Prospectus;
•	the prospectus of the Acquired Fund and the Acquiring Fund, dated May 1, 2020 (SEC file nos. 333-83423 and 811-9491); and
•
the report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of the Acquired Fund and Acquiring Fund for the year ended December 31, 2019.

For a free copy of any of the documents listed above or to ask questions about this Proxy Statement/Prospectus, please call toll-free 1-800-624-0197 or write to Allianz Variable Insurance Products Trust, c/o Advisory Management, A3-825, 5701 Golden Hills Drive, Minneapolis, MN 55416-1297.
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST PROXY STATEMENT/PROSPECTUS [JULY ___, 2020]

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ABOUT THE ACQUIRED AND ACQUIRING FUNDS
The Acquired Fund issues and sells shares to separate accounts of Allianz Life Insurance Company of North America (“Allianz Life”) and Allianz Life Insurance Company of New York (“Allianz Life of NY”). These separate accounts hold shares of mutual funds, including the Acquired Fund, which serve as funding vehicles for benefits under variable annuity contracts issued by Allianz Life and Allianz Life of NY (the “Contracts”). Each separate account has subaccounts that invest in the Acquired Fund and certain other mutual funds. Owners of the Contracts (“Contract Owners”) allocate the value of their Contracts among these subaccounts. As the owners of the assets held in the separate accounts, Allianz Life and Allianz Life of NY are the record shareholders of the Acquired Fund and are entitled to vote the shares of the Acquired Fund. However, Allianz Life and Allianz Life of NY will vote outstanding shares of the Acquired Fund in accordance with instructions given by the Contract Owners who are eligible to vote at the meeting, and will vote shares as to which they have received no instructions for or against the proposal in the same proportion as the shares for which they receive instructions.
If the Plan is approved, the shares of the Acquiring Fund will be distributed proportionately by the Acquired Fund to the holders of its shares (the separate accounts) in complete liquidation of the Acquired Fund. Each Acquired Fund shareholder (the separate accounts) would become the owner of Acquiring Fund shares having a total net asset value equal to the total net asset value of that shareholder’s holdings in the Acquired Fund immediately before the Reorganization.  Contract values that were allocated to subaccounts invested in the Acquired Fund will be allocated to sub accounts investing in the Acquiring Fund.
If shareholders of the Acquired Fund approve the reorganization, the Contract Owners will be subject to the investment policies of the Acquiring Fund which means they will no longer be invested in an actively managed Fund that invests primarily in equity securities of companies in the real estate industry located throughout the world, but will instead be invested in a passively managed S&P 500 Index Fund that normally invests in 500 common stocks chosen to reflect the industries of the U.S. economy.
The following information summarizes the proposed reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”).
HOW THE REORGANIZATION WILL WORK
The Acquired Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume all of the Acquired Fund’s liabilities. It is expected that the Acquired Fund will liquidate all or substantially all of its assets prior to this transfer, and transfer the resulting cash and any remaining assets.
The Acquiring Fund will issue shares of beneficial interest to the Acquired Fund in an amount equal to the value of the assets that it receives from the Acquired Fund, less the liabilities it assumes. These shares will be distributed to the Acquired Fund’s shareholders (the separate accounts) in proportion to their holdings in the Acquired Fund. Holders of Class 1 shares of the Acquired Fund will receive Class 1 shares of the Acquiring Fund, and holders of Class 2 shares of the Acquired Fund will receive Class 2 shares of the Acquiring Fund. You will not pay any sales charge in connection with this distribution of shares. If you already have an Acquiring Fund account, shares distributed in the Reorganization will be added to that account.  The value of your interest in the subaccounts investing in the Acquiring Fund received in connection with the Reorganization will equal the value of your interest in the subaccounts that were invested in the Acquired Fund immediately before the Reorganization.
FUND INVESTMENT OBJECTIVES
The following table presents the investment objective for the Funds. The investment objective of each Fund may be changed by the Board of Trustees without shareholder approval.
Acquired Fund	Investment Objective	Acquiring Fund	Investment Objective
AZL Morgan Stanley Global Real Estate Fund	The Fund seeks to provide income and capital appreciation.	AZL S&P 500 Index Fund	The Fund seeks to match the total return of the Standard & Poor’s 500 Index (S&P 500®).

THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST PROXY STATEMENT/PROSPECTUS [JULY ___, 2020]
3

TABLE OF CONTENTS [TO BE COMPLETED]
SECTION A -- PROPOSAL	5
PROPOSAL: Approve or Reject the Agreement and Plan of Reorganization	5
SUMMARY	5
How The Reorganization Will Work	5
Tax Consequences	5
Comparison of the Acquired Fund and the Acquiring Fund	6
Comparison of Investment Objectives	6
Comparison of Principal Investment Strategies	6
Comparison of Investment Policies	7
Risk Factors	8
Fees & Expenses	12
Performance Information	13
THE REORGANIZATION	15
Terms of the Reorganization	15
Conditions to Closing the Reorganization	15
Termination of the Plan	16
Tax Status of The Reorganization	16
Certain Tax Consequences	16
Reasons for the Proposed Reorganization and Board Deliberations	17
Board’s Determinations	19
Recommendation and Vote Required	19
SECTION B — Proxy Voting and Shareholder Meeting Information	19
SECTION C — Capitalization, Ownership of Fund Shares and Other Fund Information	21
Financial Highlights	22
EXHIBIT A — ADDITIONAL INFORMATION ABOUT THE ACQUIRED FUND AND THE ACQUIRING FUND	A-1
EXHIBIT B — FORM OF AGREEMENT AND PLAN OF REORGANZIATION	B-1

THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST PROXY STATEMENT/PROSPECTUS [JULY ___, 2020]
4

SECTION A -- PROPOSAL

PROPOSAL: APPROVE OR REJECT THE AGREEMENT AND PLAN OF REORGANIZATION

SUMMARY

This Proxy Statement/Prospectus is being used by the following Acquired Fund to solicit voting instructions for the proposal to approve the Plan providing for the Reorganization of the Acquired Fund into the Acquiring Fund.
Acquired Fund	Acquiring Fund
AZL Morgan Stanley Global Real Estate Fund	AZL S&P 500 Index Fund

The following is a summary. More complete information appears later in this Proxy Statement/Prospectus. You should read the entire Proxy Statement/Prospectus, exhibits and accompanying materials because they contain details that are not in this summary.
HOW THE REORGANIZATION WILL WORK
The Acquired Fund will transfer all of its assets to the Acquiring Fund, and the Acquiring Fund will assume all of the Acquired Fund’s liabilities. It is expected that the Acquired Fund will liquidate all or substantially all of its assets prior to this transfer, and transfer the resulting cash and any remaining assets.
The Acquiring Fund will issue shares of beneficial interest in an amount equal to the value of the assets that it receives from the Acquired Fund, less the liabilities it assumes. These shares will be distributed to the Acquired Fund’s shareholders (the separate accounts) in proportion to their holdings in the Acquired Fund. Holders of Class 1 shares of the Acquired Fund will receive Class 1 shares of the Acquiring Fund, and holders of Class 2 shares of the Acquired Fund will receive Class 2 shares of the Acquiring Fund. The value of your interest in the subaccounts investing in the Acquiring Fund received in connection with the Reorganization will equal the value of your interest in the subaccounts that were invested in the Acquired Fund immediately before the Reorganization.
As part of the Reorganization, systematic transactions (such as the automatic investment plan, dollar-cost average program, or flexible rebalancing program) currently set up for your Acquired Fund accounts will be transferred to your new Acquiring Fund account. If you do not want your systematic transactions to continue, please contact your financial representative to make changes.
Neither the Acquired Fund nor the Contract Owners whose Contract values are allocated to subaccounts investing in the Acquired Fund will pay any sales charge in connection with the Reorganization.
After the Reorganization has been completed, Contract values that were allocated to subaccounts investing in the Acquired Fund will be allocated to subaccounts investing in the Acquiring Fund. The Acquired Fund will be terminated.
TAX CONSEQUENCES
Although the Reorganization is anticipated to be a taxable transaction for federal income tax purposes, provided that the Contracts qualify to be treated as life insurance contracts under Section 7702(a) of the Internal Revenue Code of 1986, as amended (the “Code”) or annuity contracts under Section 72 of the Code, the Reorganization will not be a taxable event for U.S. federal income tax purposes for Contract Owners whose Contract values are determined by investment in shares of the Acquired Fund,  and any dividend declared in connection with the Reorganization will not be taxable to Contract Owners. Contract Owners should consult the prospectus or other information provided by the insurance company regarding their Contracts as to the specific consequences to them of the Reorganization, including the applicability and effect of any possible state, local, non-U.S. and other tax consequences of the Reorganization.
As a condition to the consummation of the Reorganization, the Trust will have received one or more opinions of Stradley Ronon Stevens & Young, LLP, dated on or before the effective time of the Reorganization, addressed to and in form and substance satisfactory to the Trust that, assuming the variable contracts and the insurance companies issuing them are properly structured under the insurance company provisions of section 817(d) of the Code, and the ownership of shares in the Funds and access to the Funds satisfies the requirements of Treasury Regulations section 1.817-5(f), the Reorganization will not be a taxable event for Contract Owners whose Contract values are determined by investment in shares of the Acquired Fund. For purposes of rendering its opinion, Stradley Ronon Stevens & Young, LLP may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, this Proxy
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST PROXY STATEMENT/PROSPECTUS [JULY ___, 2020]
5

Statement/Prospectus and related SAI, and on such other written representations as will have been verified as of the effective time of the Reorganization.
The Trust has not sought a tax ruling from the Internal Revenue Service (the “IRS”), but is acting in reliance upon the opinion(s) of counsel discussed in the previous paragraph. The opinion(s) is/are not binding on the IRS and do not preclude the IRS from adopting a contrary position. Contract Owners should consult their own tax advisors concerning the potential tax consequences, including state and local income taxes.
For more information about the U.S. federal income tax consequences of the Reorganization, see the section entitled “Tax Status of the Reorganization.”
COMPARISON OF THE ACQUIRED FUND AND THE ACQUIRING FUND
The Acquired Fund and the Acquiring Fund:
•	Are outstanding series of an open-end management investment company organized as a Delaware statutory trust.
•	Have Allianz Investment Management LLC (the “Manager”) as their investment adviser.
•	Have the same policies for buying and selling shares and the same exchange rights.
•	Have the same distribution policies.
•	Are available only to Contract Owners who allocate Contract value to a subaccount that invests in the Funds.
COMPARISON OF INVESTMENT OBJECTIVES
The following table presents the investment objective of the Funds. The investment objective of each Fund may be changed by the Board of Trustees without shareholder approval.
Acquired Fund	Investment Objective	Acquiring Fund	Investment Objective
AZL Morgan Stanley Global Real Estate Fund	The Fund seeks to provide income and capital appreciation.	AZL S&P 500 Index Fund	The Fund seeks to match the total return of the Standard & Poor’s 500 Index (S&P 500®).

COMPARISON OF PRINCIPAL INVESTMENT STRATEGIES
The Funds both invest primarily in equity securities. However, the portfolio of the Acquired Fund is managed actively, with investment decisions made by its subadviser, while the Acquiring Fund is an index fund, which employs a passive management approach. Also, the Acquired Fund invests primarily in equity securities of companies in the real estate industry located throughout the world, while the Acquiring Fund invests primarily in the large cap U.S. equity securities of the S&P 500 Index and does not have exposure to foreign securities.
Each Fund has a different subadviser:  the Acquired Fund’s subadviser is Morgan Stanley Investment Management Inc.; and the Acquiring Fund’s subadviser is BlackRock Investment Management, LLC (each a “Subadviser”).
Principal Investment Strategies of each Fund
The Acquired Fund
The Subadviser seeks a combination of current income and capital appreciation by investing primarily in equity securities of companies in the real estate industry located throughout the world, including real estate operating companies (REOCs), real estate investment trusts (REITs) and similar entities established outside the United States (foreign real estate companies). The Fund will invest primarily in companies located in the developed countries of North America, Europe and Asia, but may also invest in emerging markets. The Subadviser’s approach emphasizes a bottom-up stock selection with a top-down global allocation.
The Subadviser actively manages the Fund using a combination of top-down and bottom-up methodologies. The Subadviser’s proprietary models drive the bottom-up value-driven approach for stock selection. The top-down portion seeks diversified exposure to all major asset classes with an overweighting to property markets that offer the best relative valuation. The bottom-up research process strongly influences the Subadviser’s perspective on which property markets it believes provide better relative value and growth prospects and, consequently, affects its decision to overweight or underweight a given region, sector and/or country. The Subadviser generally considers selling a portfolio holding if the holding’s share price shifts to the point where the position no longer represents an attractive relative value opportunity versus the underlying value of its assets and/or growth prospects or versus other securities in the investment universe.
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST PROXY STATEMENT/PROSPECTUS [JULY ___, 2020]
6

The Subadviser may consider information about environmental, social and governance issues (also referred to as ESG) in its bottom-up stock selection process when making investment decisions. The Subadviser may engage with company management regarding corporate governance practices, as well as what the Subadviser deems to be materially important environmental and/or social issues facing a company.
Under normal circumstances, at least 80% of the Fund’s assets, plus any borrowings for investment purposes, will be invested in equity securities of companies in the real estate industry, including REOCs, REITs, and foreign real estate companies.
A company is considered to be in the real estate industry if it (i) derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate or (ii) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate.
The equity securities in which the Fund may invest include common stocks, preferred stock, convertible securities, depositary receipts, rights and warrants and limited partnership interests.
For temporary defensive purposes or when cash is temporarily available, the Fund may invest in investment grade, short-term debt instruments, including government, corporate, and money market securities. If the Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

The Acquiring Fund
The Subadviser normally invests in all 500 stocks in the S&P 500® in proportion to their weighting in the index.
The Subadviser attempts to have a correlation between the Fund’s performance and that of the S&P 500® Index of at least 0.95 before expenses. A correlation of 1.00 would mean that the Fund and the index were perfectly correlated.
The S&P 500® is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. S&P® adjusts each company’s stock weighting in the index by the number of available float shares (those shares available to public investors) divided by the company’s total shares outstanding, which means larger companies with more available float shares have greater representation in the index than smaller ones.
In seeking to match the performance of the index, the Subadviser uses a passive management approach and generally purchases all of the stocks comprising the benchmark index. However, in certain circumstances the Subadviser may find it advantageous to purchase a representative sample of the stocks comprising the index. The Subadviser also may use stock index futures as a substitute for the sale or purchase of securities. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in the securities of or in a statistically selected sampling of the securities of companies included in the S&P 500 Index or in derivative instruments linked to that Index.
For temporary defensive purposes or when cash is temporarily available, the Fund may invest in investment grade, short-term debt instruments, including government, corporate, and money market securities. If the Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

COMPARISON OF INVESTMENT POLICIES
If shareholders of the Acquired Fund approve the Reorganization, they will be subject to the investment policies of the Acquiring Fund which means they will no longer be invested in an actively managed Fund that invests primarily in equity securities of companies in the real estate industry located throughout the world, but will instead be invested in a passively managed S&P 500 Index Fund that normally invests in 500 common stocks chosen to reflect the industries of the U.S. economy.
RISK FACTORS
The principal risks of investing in the Funds are shown in the table below. A description of each principal risk follows the table. The fact that a risk is not identified as a principal risk for a particular Fund does not mean that the Fund may not be subject to that risk.
Each Fund invests primarily in equity securities; therefore, the principal risks associated with such investments also are similar. However, the differences in the Funds investment strategies result in corresponding differences in the principal investments and risks, including in particular the fact that the Acquired Fund is an actively managed fund, subject to selection risk, and a global real estate fund, subject to real estate and foreign risks, while the Acquiring Fund is a U.S.
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large cap index fund, subject to index fund risk. The actual risks of investing in any Fund depend on the securities held in the Fund’s portfolio and on market conditions, which change over time.
The price per share of the Funds will fluctuate with changes in the value of the investments held by the Funds. You may lose money by investing in the Funds. An investment in the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Funds will achieve their objectives.
Principal Risk	Acquired Fund	Acquiring Fund
Market Risk	X	X
Issuer Risk	X	X
Selection Risk	X
Value Stocks Risk	X
Capitalization Risk	X
Real Estate Investments Risk	X
Foreign Risk	X
Emerging Markets Risk	X
Currency Risk	X
Index Fund Risk		X
Industry Sector Risk		X
Derivatives Risk		X
Technology Sector Risk		X

Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. The value of the Fund’s portfolio may fluctuate to a greater or lesser degree than fluctuations of the general stock market. For those Funds that invest in stocks of foreign companies, the value of the Fund’s portfolio will be affected by changes in foreign stock markets and the special economic and other factors that might primarily affect stock markets in particular foreign countries and regions. Equity securities generally have greater price volatility than fixed income securities. Preferred stock generally holds preference as to dividends and liquidation over an issuer's common stock but ranks junior to an issuer's debt securities. Preferred stock dividends are payable only if declared by the issuer's board, and preferred stock also may be subject to optional or mandatory redemption provisions.
Issuer Risk:  The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s products or services.
Selection Risk:  The Fund is an actively managed investment portfolio. The portfolio managers make investment decisions for the Fund’s assets. There can be no guarantee they will produce the desired results and poor security selection may cause the Fund to underperform its benchmark index or other funds with similar investment objectives.
Value Stocks Risk:  The value style of investing emphasizes stocks of undervalued companies whose characteristics may lead to improved valuations. These stocks may remain undervalued because value stocks, as a category, may lose favor with investors compared to other categories of stocks or because the valuations of these stocks do not improve in response to changing market or economic conditions.
Capitalization Risk:  To the extent the Fund invests significantly in small and/or mid-capitalization companies, it may have capitalization risk. These companies may present additional risk because they have less predictable earnings or no earnings, more volatile share prices and less liquid securities than large-capitalization companies. These securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the price of smaller companies’ securities and the Fund’s ability to sell them when the portfolio manager deems it appropriate. These companies may have limited
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product lines, markets, or financial resources, or may depend on a limited management group. Small-cap companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. The value of some of the Fund’s investments will rise and fall based on investor perception rather than economic factors.
Real Estate Investments Risk:  Because of the Fund’s policy of concentrating its investments in securities of companies operating in the real estate industry, the Fund is more susceptible to the risks of investing in real estate directly. Real estate is a cyclical business, highly sensitive to general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values may also be greatly affected by demographic trends, such as population shifts or changing tastes and values. Government actions, such as tax increases, zoning law changes or environmental regulations, may also have a major impact on real estate. Changing interest rates and credit quality requirements will also affect the cash flow of real estate companies and their ability to meet capital needs. Investing in companies operating in the real estate industry also exposes investors to the way in which these real estate companies are organized and operated. In addition to investing directly in real estate, these companies may engage directly in real estate management or development activities. Operating these companies requires specialized management skills and the Fund indirectly bears the management expenses of these companies along with the direct expenses of the Fund. Individual real estate companies may own a limited number of properties and may concentrate in a particular region or property type.
Foreign Risk:  Because the Fund invests in securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country, including the risk of nationalization, expropriation or confiscatory taxation. In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.
Emerging Markets Risk:  In addition to the risks described under “Foreign Risk”, issuers in emerging markets may present greater risk than investing in foreign issuers generally. Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.
Currency Risk:  Funds that invest in securities that trade in, and receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational authorities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund’s investments with exposure to foreign currency fluctuations may decline in value (in terms of the U.S. dollar) and reduce the returns of the Fund.
Index Fund Risk:  The Fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance. The correlation between the performance of the Fund and the performance of the index may be affected by the Fund’s expenses, changes in securities markets, selection of certain securities for the portfolio to represent the index, changes in the composition of the index, and the timing of purchases and redemptions of Fund shares.
Industry Sector Risk:  At times, the Fund may increase the relative emphasis of its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the
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Fund has greater emphasis on investments in a particular industry, its share values may fluctuate in response to events affecting that industry.
Derivatives Risk:  The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, any Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument (for example, forward contracts and futures that are required to “cash settle”) are not covered through ownership of the underlying security, financial instrument, or currency.
Technology Sector Risk:  Technology companies, including information technology companies, face intense competition, both domestically and internationally, which may have an adverse effect on a company’s profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and other intellectual property rights. A technology company’s loss or impairment of these rights may adversely affect the company’s profitability.
Other Risks that Apply to the Acquired Fund and Acquiring Fund
Transfer Supported Features of Certain Annuity Contracts
The Funds may be offered under certain variable annuities that have guaranteed value or benefit features that are supported by automatic transfers between investment choices available under the product (the “Transfer Supported Features”). If the Transfer Supported Features are available to you, they are described in the prospectus for your Contract. These features may be known as the Guaranteed Account Value Benefit, Guaranteed Principal Value Benefit, the PRIME Plus Benefit, the Lifetime Plus Benefit, the Lifetime Plus II Benefit, Target Date Retirement Benefit, Income Protector, Investment Protector, or another name. Under the Transfer Supported Features, Contract values may be rebalanced periodically. This rebalancing can cause a fund, including the Funds, to incur transactional expenses as it buys or sells securities to manage asset inflows or outflows. During periods of market volatility, brokerage fees resulting from such transfers could increase substantially. Also, large outflows from a fund may increase expenses attributable to the assets remaining in the fund. These increased expenses can have an adverse impact on the performance of an affected fund and on Contract or policy owners who have assets allocated to it. Even if you do not participate in the Transfer Supported Programs you may be impacted if you allocate assets to a fund, including the Funds, that is affected by transfers under the Transfer Supported Features.
Operational Risk
The Funds are exposed to operational risks arising from a number of factors, including, but not limited to, human error, changes in personnel or systems, processing and communication errors, errors of Fund service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Various operational events or circumstances are outside the control of the Funds, the Manager or the Subadvisers, including instances at third parties. In response to a global pandemic, many financial services companies, including the Manager and the Subadvisers, have moved the majority of their employees to working from home or to other dispersed office locations, which may increase operational risk. The Funds, the Manager and the Subadvisers seek to reduce these operational risks through controls and procedures; however, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Cyber-Security Risk
Like other business enterprises, the use of the Internet and other electronic media and technology exposes a Fund, and the Fund’s service providers, and their respective operations, to potential risks from cyber-security attacks or incidents (collectively, “cyber-events”). Cyber-events may include, for example, unauthorized access to systems, networks or devices (such as, for example, through “hacking” activity), infection from computer viruses or other malicious software
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code, and attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. In addition to intentional cyber-events, unintentional cyber-events can occur, such as, for example, the inadvertent release of confidential information. Any cyber-event could adversely impact the Funds and their shareholders and cause the Funds to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage and additional compliance costs associated with corrective measures. A cyber-event may cause a Fund, or its service providers, to lose proprietary information, suffer data corruption, lose operational capacity (such as, for example, the loss of the ability to process transactions, calculate a Fund’s NAV, or allow shareholders to transact business), and/or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber-events also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support a Fund and its service providers. In addition, cyber-events affecting issuers in which a Fund invests could cause a Fund’s investments to lose value. The Funds’ Subadvisers, affiliates and principal service providers have established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events, however, there is no guarantee that the efforts of the Subadvisers, affiliates, or other service providers, will succeed, either entirely or partially. Among other reasons, the nature of malicious cyber-attacks is becoming increasingly sophisticated and the Funds’ Subadvisers, affiliates and affiliates and principal service providers, cannot control the cyber systems and cyber-security systems of issuers or third-party service providers.
Natural Disaster/Epidemic Risk
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments.  As recently as spring 2020, a global outbreak of infectious illnesses contributed to significant global market effects, including reduced consumer demand and economic output, travel restrictions, quarantines and market shocks. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S.  These disruptions could prevent Funds from executing advantageous investment decisions in a timely manner and negatively impact the Funds’ ability to achieve their investment objectives.  Any such event(s) could have a significant adverse impact on the value and risk profile of the Funds.
A recent outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and has now spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of the outbreak may be short term or may last for an extended period of time.
FEES & EXPENSES
The following table describes the fees and expenses that you may pay if you buy and hold shares of each Fund. The Funds are offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses. The table also shows estimated pro forma expenses of the Acquiring Fund assuming the proposed Reorganizations had been effective during the most recent fiscal year. The table below excludes the costs of the Reorganization. See “Reasons for the Proposed Reorganization and Board Deliberations” for additional information concerning the allocation of the costs of the Reorganization.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
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	Acquired Fund		Acquiring Fund		Acquiring Fund, pro forma with Acquired Fund
	Class 1	Class 2	Class 1	Class 2	Class 1	Class 2
Management Fee	0.90%	0.90%	0.17%	0.17%	0.17%	0.17%
Distribution (12b-1) Fees	0.00%	0.25%	0.00%	0.25%	0.00%	0.25%
Other Expenses	0.14%	0.14%	0.07%	0.07%	0.07%	0.07%
Total Annual Fund Operating Expenses	1.04%	1.29%	0.24%	0.49%	0.24%	0.49%
 The Acquiring Fund is the accounting survivor.
Example
This example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. This example also shows pro forma expenses of the Acquiring Fund assuming the proposed Reorganization had been in effect for the periods shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Fund	1 year	3 years	5 years	10 years
Acquired Fund, Class 1	$106	$331	$574	$1,271
Acquired Fund, Class 2	$131	$409	$708	$1,556
Acquiring Fund, Class 1	$25	$77	$135	$306
Acquiring Fund, Class 2	$50	$157	$274	$616
Acquiring Fund, Class 1 – pro forma with Acquired fund	$25	$77	$135	$306
Acquiring Fund, Class 2 – pro forma with Acquiring Fund	$50	$157	$274	$616
 The Acquiring Fund is the accounting survivor.
Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, each Fund’s portfolio turnover rate, as a percentage of the average value of its portfolio, was as follows:
Fund	Portfolio Turnover Rate
Acquired Fund	24%
Acquiring Fund	3%

PERFORMANCE INFORMATION
The following bar charts and tables provide an indication of the risks of an investment in the Acquired Fund and the Acquiring Fund by showing changes in its performance from year to year and by showing how such Fund’s average annual returns for one year, five years, ten years, and since its inception compare with those of a broad-based measure of market performance.
Both the bar chart and the table assume reinvestment of dividends and distributions.
The performance of the Funds will vary from year to year. The Funds’ performance does not reflect the cost of insurance and separate account charges, which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.
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AZL Morgan Stanley Global Real Estate Fund (Acquired Fund)
Performance Bar Chart and Table (Class 2)

Calendar Year Total Return
Annual Return %
60.00
40.00
20.00
0.00
-20.00
-40.00
-60.00
-80.00
20.86%
-9.94%
29.86%
3.02%
13.77%
-1.34%
3.14%
9.72%
-8.07%
18.10%
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q3, 2010)	19.32%
Lowest (Q3, 2011)	-20.82%
Average Annual Total Returns
	One Year Ended May 31, 2020	Five Years Ended May 31, 2020	Ten Years Ended May 31, 2020	Since Inception (Class 1 – 10/17/2016)
AZL® Morgan Stanley Global Real Estate Fund (Class 1)	-24.77%	N/A	N/A	-4.24%
AZL® Morgan Stanley Global Real Estate Fund (Class 2)	-24.99%	-3.38%	3.80%
FTSE EPRA Nareit Developed Real Estate Index*	-16.27%	0.87%	6.68%	0.01%
*	Reflects no deduction for fees, expenses, or taxes. The since inception performance data for the FTSE EPRA Nareit Developed Real Estate Index is calculated from 10/17/2016.
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AZL S&P 500 Index Fund (Acquiring Fund)
Performance Bar Chart and Table (Class 2)

Calendar Year Total Return
Annual Return %
60.00
40.00
20.00
0.00
-20.00
-40.00
-60.00
-80.00
14.57%
1.55%
15.42%
31.66%
13.12%
0.95%
11.45%
21.36%
-4.84%
30.89%
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q1, 2019)	13.48%
Lowest (Q3, 2011)	-14.07%

Average Annual Total Returns
	One Year Ended May 31, 2020	Five Years Ended May 31, 2020	Ten Years Ended May 31, 2020
AZL® S&P 500 Index Fund (Class 1)	12.30%	9.58%	12.86%
AZL® S&P 500 Index Fund (Class 2)	11.98%	9.31%	12.59%
S&P 500® Index*	12.84%	9.86%	13.15%
*	Reflects no deduction for fees, expenses, or taxes.

THE REORGANIZATION

TERMS OF THE REORGANIZATION
The Board of Trustees of the Funds has approved the Plan with respect to the Reorganization. While shareholders are encouraged to review the Plan, which has been attached as Exhibit B to the Proxy Statement/Prospectus, the following is a summary of certain terms of the Plan:
The Reorganization is scheduled to occur on or about August 21, 2020, subject, among other things, to the New York Stock Exchange being open for business, shareholder approval of the Plan and receipt of any necessary regulatory approvals, but it may occur on any later date agreed to by the Funds.
The Acquired Fund will transfer all of its assets to the Acquiring Fund and, in exchange, the Acquiring Fund will assume the Acquired Fund’s liabilities.
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The Acquiring Fund will issue shares to the Acquired Fund in an amount equal to the value of the assets that it receives from the Acquired Fund, less the liabilities assumed by the Acquiring Fund in the transaction. These shares will immediately be distributed by the Acquired Fund to its shareholders (the separate accounts) in proportion to their holdings in the Acquired Fund. As a result, shareholders (the separate accounts) of the Acquired Fund will become shareholders of the Acquiring Fund. Contract values that were allocated to subaccounts invested in the Acquired Fund will be allocated to subaccounts investing in the Acquiring Fund.  The value of your interest in the subaccounts investing in the Acquiring Fund received in connection with the Reorganization will equal the value of your interest in the subaccounts that were invested in the Acquired Fund immediately before the Reorganization.
Neither the Acquired Fund nor any Contract Owners whose Contract values are allocated to subaccounts investing in the Acquired Fund will pay any sales charge in connection with the Reorganization.
The net asset value of the Acquired Fund and the Acquiring Fund will be computed as of 3:00 p.m. Central time, on the closing date.
After the Reorganization, the Acquired Fund will be terminated.
CONDITIONS TO CLOSING THE REORGANIZATION
The completion of the Reorganization is subject to certain conditions described in the Plan, including:
The Acquired Fund will have declared and paid a dividend that will distribute all of the Acquired Fund’s taxable income, if any, to the shareholders (the separate accounts) of the Fund for the taxable years ending at or prior to the closing.
Both the Acquired Fund and the Acquiring Fund will have received any approvals, consents, or exemptions from the SEC or any regulatory body necessary to carry out the Reorganization.
An effective registration statement on Form N-14 will be on file with the SEC.
The Contract Owners of the Acquired Fund who are eligible to provide voting instructions for the meeting will have approved the Plan.
The Funds will receive an opinion of tax counsel to the effect that the Reorganization will not be a taxable event for Contract Owners who have a portion of their Contract allocated to shares of the Acquired Fund.
TERMINATION OF THE PLAN
The Plan and the transaction contemplated by it may be terminated and abandoned by resolutions of the Board of Trustees of the Trust at any time prior to closing. In the event of a termination, there will be no liability for damages on the part of either the Acquired Fund or the Acquiring Fund, or the trustees, officers, or shareholders of the Acquired Fund or the Acquiring Fund.
TAX STATUS OF THE REORGANIZATION
Although the Reorganization is anticipated to be a taxable transaction for federal income tax purposes, provided that the Contracts qualify to be treated as life insurance contracts under Section 7702(a) of the Code or annuity contracts under Section 72 of the Code, the Reorganization will not be a taxable event for U.S. federal income tax purposes for Contract Owners whose Contract values are determined by investment in shares of the Acquired Fund, and any dividend declared by the Acquired Fund in connection with the Reorganization will not be taxable to Contract Owners. Contract Owners should consult the prospectus or other information provided by the insurance company regarding their Contracts as to the specific consequences to them of the Reorganization, including the applicability and effect of any possible state, local, non-U.S. and other tax consequences of the Reorganization.
As a condition to the consummation of the Reorganization, the Trust will have received one or more opinions of Stradley Ronon Stevens & Young, LLP, dated on or before the effective time of the Reorganization, addressed to and in form and substance satisfactory to the Trust that, assuming the variable contracts and the insurance companies issuing them are properly structured under the insurance company provisions of section 817(d) of the Code, and the ownership of shares in the Funds and access to the Funds satisfies the requirements of Treasury Regulations section 1.817-5(f), the Reorganization will not be a taxable event for Contract Owners whose Contract values are determined by investment in shares of the Acquired Fund. For purposes of rendering its opinion, Stradley Ronon Stevens & Young, LLP may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, this Proxy/Prospectus and related SAI, and on such other written representations as will have been verified as of the effective time of the Reorganization.
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The Trust has not sought a tax ruling from the IRS, but is acting in reliance upon the opinion(s) of counsel discussed in the previous paragraph. The opinion(s) is/are not binding on the IRS and do not preclude the IRS from adopting a contrary position. Contract Owners should consult their own tax advisors concerning the potential tax consequences, including state, local, non-U.S. and other tax consequences of the Reorganization.
The opinion will be based on certain factual certifications made by officers of the Funds and will also be based on customary assumptions.  The opinion may note and distinguish certain published precedent.
Although it is not expected to affect Contract Owners, the Funds, as a result of the Reorganization, lose the benefit of certain tax losses that could have been used to offset or defer future gains of the combined Fund, and the combined Fund will have tax attributes that reflect a blending of the tax attributes of each Fund at the time of the Reorganization.
CERTAIN TAX CONSEQUENCES
Contract Owners who choose to redeem or exchange their investments by surrendering their Contracts or initiating a partial withdrawal may be subject to taxes and a 10% tax penalty. Contract Owners should consult the prospectus or other information provided by the insurance company regarding their Contracts as to the specific consequences to them of the Reorganization, including the applicability and effect of any possible state, local, non-U.S. and other tax laws.
Prior to the closing of the Reorganization, the Acquired Fund will, and the Acquiring Fund may, declare a dividend to their respective separate accounts as shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of such Fund’s investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the closing of the Reorganization.
It is expected that all or substantially all of the securities held by the Acquired Fund will be disposed of in connection with the Reorganization. This could result in additional transaction costs to the Acquired Fund and increased distributions to the shareholders (the separate accounts and certain funds-of-funds managed by the Manager) of one or both Funds. The Acquired Fund expects to sell all or approximately all of its existing portfolio and incur transaction costs of approximately $20,000 in connection with the Reorganization.
At December 31, 2019, the Acquiring Fund did not have any capital loss carryovers, and the Acquired Fund had long-term capital loss carryovers of $250,198.
This description of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder or Contract Owner. Shareholders and Contract Owners are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization in light of their individual circumstances, and as to the applicability and effect of state, local, non-U.S. and other tax laws with respect to the Reorganization.
REASONS FOR THE PROPOSED REORGANIZATION AND BOARD DELIBERATIONS
The Reorganization was reviewed by the Board of Trustees with respect to the Acquired Fund and the Acquiring Fund, with the advice and assistance of Fund counsel and independent legal counsel to the independent trustees. At a meeting held on June 10, 2020, the Board considered materials, analyses and other information provided by the Manager regarding, among other things, the topics discussed below. In addition, the Manager also was present and responded to questions raised by the Trustees during that meeting.
In light of the public health impact of the coronavirus outbreak (COVID-19) and the related institution of social distancing and other measures, including restrictions on travel and in-person gatherings, as well as the guidance of the staff of the SEC for conducting Board meetings in light of COVID-19 concerns, the “in-person” meeting of the Board were conducted by means of videoconference by which all persons participating in the meeting could hear each other and be heard.
After the Board reviewed, evaluated and discussed the materials, analyses and information provided to it that the Board considered relevant to its deliberations, the Board, including the independent trustees, unanimously approved the Reorganization. The Board, including the independent trustees, also unanimously determined that participation by the Acquired Fund and the Acquiring Fund in the Reorganization was in the best interests of the Acquired Fund and Acquiring Fund, respectively, and that the interests of existing shareholders of the Acquired Fund and Acquiring Fund would not be diluted as a result of the Reorganization.
The Board of Trustees believes that the proposed Reorganization will be advantageous to shareholders of the Acquired Fund based on its consideration of various factors, described below. In its deliberations, the Board did not identify any
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single factor that was paramount or controlling and individual Board members may have attributed different weights to various factors. The Board also evaluated the information available to it and made the determinations in respect of the Reorganization.
Terms and Conditions of the Reorganization. The Board considered the terms and conditions of the Reorganization as described in the previous paragraphs.
Tax Consequences. The Board considered the U.S. federal income tax consequences of the Reorganization for Contract Owners and for the Funds, as set forth in the sections entitled “Tax Status of the Reorganization” and “Certain Tax Consequences,” above.
Continuity of Investment. The Board considered the compatibility of the Acquired Fund with the Acquiring Fund and the degree of similarity and difference between the investment objectives and the principal investment strategies for each Fund, as described in this Proxy Statement/Prospectus. The Board noted in particular that the Acquired Fund is an actively-managed fund, which focuses on global real estate, while the Acquiring Fund is a passively-managed index fund. The Board considered the differences in risk characteristics between actively- and passively-managed funds, such as Selection Risk and Index Fund Risk and Real Estate Investments Risk as described under Risk Factors, above. The Board considered information from the Manager regarding the sector exposures, fund and sector performance, and correlation, between the Acquired Fund and the Acquiring Fund, relevant indexes and other potential acquiring funds in the Trust.
Expense Ratios. The Board considered the relative expenses of the Funds, noting that the Management Fee and the Total Annual Fund Operating Expenses for the Acquiring Fund are lower than the Management Fee and the Total Annual Fund Operating Expenses for the Acquired Fund, as of the end of the most recent fiscal year. The Board noted that the Funds do not have Management Fee breakpoints. The Board noted that the Acquired Fund benefits from a temporary management fee reduction, which reduces the management fee paid by the Acquired Fund to 0.75%; this management fee reduction may be eliminated at any time after April 30, 2021. The Board also noted that the Funds have the same Distribution (12b-1) Fees (0.00% for Class 1, and 0.25% for Class 2). The Board considered that, in sum, shareholders of the Acquired Fund are expected to incur expenses which are lower following the Reorganization.
The Board also noted that each Fund is subject to an expense limitation agreement, in place through at least April 30, 2021, which limits operating expenses (excluding certain Fund expenses such as Acquired Fund Fees and Expenses) to 1.10% / 1.35% for the Acquired Fund, and to 0.46% / 0.71% for the Acquiring Fund (Class 1 / Class 2). The Board also noted that the Total Annual Fund Operating Expenses for each Fund is below its respective expense limit. The Board also considered the fact that the Manager agreed to pay for the expenses associated with the Reorganization (see, Costs, below).
Economies of Scale. The Board also received information from the Manager regarding the net outflow of assets from the Acquired Fund over the last three years and the impact on the Acquired Fund of the recent market crisis. The Board considered that, in the absence of the Reorganization, the Acquired Fund may be expected to continue to lose assets over time and shrink in size, which would result in the fixed costs of operating the Acquired Fund being spread over an ever smaller asset base. This would mean that the expenses of the Acquired Fund may be expected to increase over time as a percentage of net assets. The Board also considered that the Acquiring Fund may be expected to gain assets and increase in size, due both to the influx of assets from the Reorganization and the possibility of continued net cash inflows from the variable annuity contracts and the affiliated funds of funds. Higher aggregate net assets may result in the Acquiring Fund being better able to achieve economies of scale by spreading certain fixed costs over a larger, and increasing, asset base, which would mean that the expenses of the Acquiring Fund may be expected to decrease as a percentage of assets. In sum, the Board believes that the combined Fund, following the Reorganization, should have a better opportunity to take advantage of economies of scale and better prospects for growth than either Fund standing alone. A larger fund should have an enhanced ability to effect portfolio transactions on more favorable terms and should have greater investment flexibility, and fixed expenses, such as audit expenses and accounting expenses that are charged on a per fund basis may be reduced as a percentage of net assets.
Costs. The Board considered that the Acquired Fund will liquidate all or substantially all of its assets prior to the Reorganization.  The Board noted the Manager’s agreement that the Manager would bear the costs associated with the Reorganization, including expenses associated with printing and mailing communications to Contract Owners and other expenses of the Reorganization, including accounting, legal, and custodial expenses, and any transaction costs related to repositioning of the portfolios in connection with the Reorganization. Total estimated costs of the Reorganizations are
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$65,000. The Board received information that the total net shareholder fee savings over three years, after accounting for estimated costs of the Reorganization, would be approximately $2.0 million for the Acquired Fund.
Dilution. The Board considered the fact that the Reorganization will not dilute the interests of the current Contract Owners with Contract values allocated to subaccounts investing in the Acquired Fund because it would be effected on the basis of the relative net asset value per share of the Acquired Fund and the Acquiring Fund, respectively. Thus, subaccounts holding shares of the Acquired Fund will receive shares of the Acquiring Fund equal in value to their shares in the Acquired Fund.
Performance and Other Factors. The Board considered the relative performance records of the Funds for various periods. The Board noted that the performance history of the Acquiring Fund was better than the corresponding performance for the Acquired Fund in all periods reviewed, including year-to-date and one-, three-, and five-year periods. However, the Board also was cognizant of the fact that a Fund’s past performance is no guarantee of similar future results; the Board also noted that the overall track record of the Acquiring Fund was satisfactory and consistent with its investment objective as an index fund. The Board concluded that the other benefits to shareholders of the Reorganization, such as those discussed under Expense Ratios and Economies of Scale, above, supported approving the Reorganization.
Potential Benefits to the Manager and its Affiliates. The Board considered the potential benefits from the Reorganization that could be realized by the Manager and its affiliates. The Board recognized that the potential benefits to the Manager consist principally of economies of scale and the elimination of expenses incurred in duplicative efforts to administer separate funds. The Board noted that the Management Fees received by the Manager from the Acquiring Fund would be lower than the Management Fees received by the Manager from the Acquired Fund, but that the fees paid by the Manager to the subadviser of the Acquiring Fund similarly would be lower than the fees paid to the subadviser of the Acquired Fund. The Board received information comparing the Management Fee and Subadvisory Fee schedules for each Fund and the net retained earnings of the Manager. The Board also considered the potential benefits from the Reorganization that could be realized by Allianz Life and Allianz Life of NY, which are affiliates of the Manager. Specifically, the Board was aware that the Reorganization potentially will benefit Allianz Life and Allianz Life of NY by lowering the expected costs and risks to Allianz Life and Allianz Life of NY associated with providing certain contract guarantees to Contract Owners with Contract value allocated to the Funds. The Board was informed that Contract values allocated to the Acquiring Fund would be expected to present lower costs and lower risks to Allianz Life and Allianz Life of NY than similar Contract value allocated to the Acquired Fund.
Each Trustee carefully considered the factors described above and evaluated the merits of the Reorganization in accordance with his or her own experience and business judgment. Although each Trustee independently formed his or her own judgment on the proposed Reorganization, the Board accepted the Manager’s analysis of the matters discussed above, and in particular regarding the decisions by Allianz Life and Allianz Life of NY and the impact that such decisions would have on Fund cash flows and economies of scale. In addition, the Board agreed with the Manager that the shareholders of the Acquired Fund would benefit from the Reorganization due to lower overall fund expenses of the Acquiring Fund following the Reorganization. The Board also accepted the Manager’s analysis that the shareholders of the Acquiring Fund would not be harmed by the Reorganization.
BOARD’S DETERMINATIONS
After considering the factors described above and other relevant information at the meeting on June 10, 2020, the Board of Trustees of the Acquired Fund and Acquiring Fund, including the independent Board members, unanimously found that participation in the Reorganization is in the best interests of the Acquired Fund and Acquiring Fund and that the interests of shareholders in the Acquired Fund and Acquiring Fund and existing Contract Owners with Contract values allocated to subaccounts investing in the Acquired Fund and Acquiring Fund would not be diluted as a result of the Reorganization.
The Board of Trustees of each Fund approved the Plan at the meeting held on June 10, 2020. Among other factors, the Board members considered the terms of the Plan, the provisions intended to avoid the dilution of Contract Owners’ interests, and the anticipated tax consequences of the Reorganization.
RECOMMENDATION AND VOTE REQUIRED
The Board recommends that Contract Owners who are entitled to vote at the meeting approve the proposed Plan. Approval of the Plan requires the affirmative vote, in person or by proxy, of a “majority of the outstanding voting securities” (defined in Section B, below), as of the “Record Date,” June 17, 2020. Each share is entitled to one vote for each dollar, and a fractional vote for each fraction of a dollar, of net asset value per share held by a shareholder on the
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Record Date. If the Plan is not approved by the shareholders of the Acquired Fund, the Board will consider what further action should be taken.
If shareholder approval is obtained, the Reorganization is scheduled to occur on or about August 21, 2020, but may occur on any later date agreed to by the Funds.

SECTION B — PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

A special meeting of shareholders of the Acquired Fund will be held as specified in the Notice of Special Meeting that accompanies this Proxy Statement/Prospectus. At the meeting, shareholders (the separate accounts) will vote their shares of the Acquired Fund.  Shareholders of record (the separate accounts) of the Acquired Fund as of the close of business on June 17, 2020 are entitled to vote at the special meeting of shareholders.  The number of outstanding shares of each class of the Acquired Fund on the Record Date was [__________] for Class 1 shares and [_________] for Class 2 shares.
You have the right to instruct Allianz Life and Allianz Life of NY (together, “Allianz”) on how to vote the shares of the Acquired Fund held under your Contract. Your voting instructions must be received (by mail, phone or Internet) no later than 4:00 p.m. Central time on the day prior to the Meeting.
The number of Fund shares for which you may provide instructions will be based on the dollar amount of Fund shares that fund your Contract through the subaccount accumulation units and/or annuity units in your Contract on the Record Date. Each accumulation unit or annuity unit represents a specified dollar value and a specified number of Fund shares. For each dollar of value allocated to the Acquired Fund, the Contract Owner is permitted to provide voting instructions with respect to one Fund share. If you execute and return your voting instruction form, but do not provide voting instructions, Allianz will vote the shares underlying your Contract in favor of the proposal described above. Allianz will vote any shares for which it does not receive voting instructions, and any shares which it or its affiliates hold for their own account, in proportionately the same manner as shares for which it has received voting instructions. Allianz will not require voting instructions for a minimum number of shares, and therefore a small number of Contract Owners could determine the outcome of any proposal.
The rules of the SEC require that the Trust disclose in this Proxy Statement/Prospectus the effect of “broker non-votes.” Broker non-votes are proxies from brokers or nominees indicating that such persons have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power. As described above, Allianz Life and Allianz Life of New York, as the shareholders of record of the Acquired Fund’s shares, generally are required to vote shares attributable to Contracts as to which no voting instructions are received in proportion (for, against or abstain) to those for which timely instructions are received by Allianz Life and Allianz Life of New York, respectively. Therefore, the Trust does not anticipate receiving any broker non-votes.  Abstentions are counted as present but are not considered votes cast at the Meeting. Abstentions therefore will have the same effect as a vote against the Plan because approval of the Plan requires the affirmative vote of a “majority of the outstanding voting securities” of the Acquired Fund.
Under the 1940 Act, the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities.
For the Meeting to proceed, there must be a quorum. This means that at least 25% of a Fund’s shares must be represented at the Meeting either in person or by proxy. Because Allianz is the only shareholder of the Fund, its presence at the Meeting in person or by proxy will meet the quorum requirement.
You may revoke your voting instructions up until 4:00 p.m. Central time on the day prior to the Meeting by giving written notice to Allianz prior to that time by mail to Allianz Variable Insurance Products Trust, c/o Advisory Management, A3-825, 5701 Golden Hills Drive, Minneapolis, Minnesota 55416-1297, or by executing and returning to Allianz a voting instruction form with a later date. If you need a new voting instruction form, please call the Fund at 1-800-624-0197, and a new voting instruction form will be sent to you. If you return an executed form without voting instructions, your shares will be voted “FOR” the proposal. Only a shareholder of record of the Acquired Fund may attend the Meeting and vote “in person”.
The Manager is responsible to pay all costs of solicitation, as well as the cost of preparing and mailing the Notice of a Special Meeting of shareholders and this Proxy Statement/Prospectus to Contract Owners. Representatives of the
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Manager also may solicit voting instructions from Contract Owners by means of mail, telephone, or personal calls; the costs of such solicitation also would be borne by the Manager.
Dissenters’ Rights of Appraisal. There are no appraisal or dissenters’ rights for shareholders of the Acquired Fund. Delaware law does not grant beneficiaries of statutory trusts who dissent from approval of the Reorganization the right to demand an appraisal for their interests and payment of their fair cash value.  In addition, Acquired Fund shareholders will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of dissenters’ rights is also subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act.  As a result, shareholders who object to the Reorganization do not have a right to demand a different payment for their shares of beneficial interest.  Shareholders of the Acquired Fund, however, have the right to redeem their shares at net asset value until the closing of the Reorganization.  After the Reorganization, former Acquired Fund shareholders will hold shares of the Acquiring Fund, which may also be redeemed at net asset value.
Other Matters. Management of the Funds knows of no other matters that may properly be, or that are likely to be, brought before the Meeting. However, if any other business shall properly come before the Meeting, the persons named on the voting instruction form intend to vote thereon in accordance with their best judgment.
Adjournment. In the event that voting instructions received by the time scheduled for the meeting are not sufficient to approve the Reorganization, representatives of Allianz may move for one or more adjournments of the meeting for a period of not more than 120 days in the aggregate to allow further solicitation of voting instructions on the proposal. Any adjournment requires the affirmative vote of a majority of the voting power of the shares present at the meeting. Representatives of Allianz will vote in favor of adjournment. The Manager is responsible to pay the costs of any additional solicitation and of any adjourned meeting. A shareholder vote may be taken on one or more of the items in this Proxy Statement/Prospectus prior to adjournment if sufficient voting instructions have been received.
Householding. To reduce expenses, only one copy of the Notice of a Special Meeting of shareholders and this Proxy Statement/Prospectus or the Trust’s annual report and semi-annual report, if available, may be mailed to households, even if more than one person in a household is a shareholder. To request additional copies of the Notice of a Special Meeting of shareholders, this Proxy Statement/Prospectus or the annual report or semi-annual report, or if you have received multiple copies but prefer to receive only one copy per household, please call the Trust at the above telephone number. If you do not want the mailing of these documents to be combined with those for other members of your household in the future, please contact the Trust at the above address or phone number.

SECTION C —CAPITALIZATION, OWNERSHIP OF FUND SHARES AND OTHER FUND INFORMATION

CAPITALIZATION
The following table shows the actual capitalization of the Funds at December 31, 2019, and on a pro forma basis, assuming the proposed Reorganization had taken place.
Actual and Pro Forma Capitalization of the Acquired Fund and the Acquiring Fund
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	Acquired Fund(1)	Acquiring Fund	Pro Forma Combined Acquiring Fund(2)(3)
Net Assets	Class 1: $21,342,052 Class 2: $85,367,011	Class 1: $70,738,132 Class 2: $2,719,291,346	Class 1: $92,080,184 Class 2: $2,804,658,357

Net Asset Value Per Share	Class 1: $9.19 Class 2: $9.93	Class 1: $18.39 Class 2: $18.24	Class 1: $18.39 Class 2: $18.24

Shares Outstanding	Class 1: 2,323,208 Class 2: 8,598,932	Class 1: 3,847,262 Class 2: 149,112,915	Class 1: 5,007,787 Class 2: 153,793,124

(1)
The number of Acquired Fund shares for which you may provide instructions will be based on the dollar amount of Acquired Fund shares that fund your Contract through the subaccount accumulation units and/or annuity units in your Contract on the Record Date.

(2)	The adjustment to shares outstanding represents the impact as a result of the shares being issued by the Acquiring Fund to the Acquired Fund shareholders.
(3)	The Acquiring Fund will be the accounting survivor.

OWNERSHIP OF FUND SHARES
The following table provides information on shareholders who owned more than 5% of each Fund’s outstanding shares at the Record Date. At the Record Date, officers and directors of the Fund as a group owned less than 1% of the outstanding shares of the Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to “control” the Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.  [TO BE COMPLETED]
Fund	5% Owners	Percent of Shares Held	Percent of Shares Held Following the Reorganization
Acquired Fund			NA
NA
NA
NA
Acquiring Fund*

* The Acquiring Fund is the accounting survivor.
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FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand the financial performance of the Funds for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the tables represent returns that you would have earned (or lost) on an investment in the indicated Fund (assuming reinvestment of all dividends and distributions). The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If insurance contract charges were included, the return would be reduced.
This information has been derived from information audited by PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, for years ended December 31, 2018 and December 31, 2019, whose report, along with each Fund’s financial statements, are included in the Annual Report to Shareholders and incorporated by reference into the Statement of Additional Information.  The information for the fiscal years prior to December 31, 2018 was audited by the Fund’s prior independent registered public accounting firm. This information should be read in conjunction with those financial statements. Copies of the Annual Report are available (and when available, the semi-annual report will be available) without charge upon written request from the Funds at 4400 Easton Commons, Suite 200, Columbus, Ohio 43219, or by calling toll free 1-877-833-7113.
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AZL Morgan Stanley Global Real Estate Fund

 (Selected data for a share of beneficial interest outstanding throughout the periods indicated)
	Year Ended December 31,
	2019	2018	2017	2016^	2015
Net Asset Value, Beginning of Period (Class 1)	$8.01	$9.72	$10.05	$10.00
Investment Activities:
Net Investment Income/(Loss)	0.21(a)	0.29	0.28	-(a)(b)
Net Realized and Unrealized Gains/(Losses) on Investments	1.26	(1.02)	0.67	0.05
Total from Investment Activities	1.47	(0.73)	0.95	0.05
Dividends to Shareholders From:
Net Investment Income	(0.29)	(0.42)	(0.43)	-
Net Realized Gains	-	(0.56)	(0.85)	-
Total Dividends	(0.29)	(0.98)	(1.28)	-
Net Asset Value, End of Period	$9.19	$8.01	$9.72	$10.05
Total Return(c)	18.53%	(7.91)%	10.00%	0.50%(d)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$21,342	$20,484	$25,794	$27,302
Net Investment Income/(Loss)(e)	2.34%	2.67%	2.38%	0.13%
Expenses Before Reductions(e)(f)	1.04%	1.02%	1.03%	1.04%
Expenses Net of Reductions(e)	0.99%	0.97%	0.98%	1.03%
Portfolio Turnover Rate(g)	24%	34%	33%	52%
Net Asset Value, Beginning of Period (Class 2)	$8.64	$10.39	$10.68	$10.51	$11.11
Investment Activities:
Net Investment Income/(Loss)	0.20(a)	0.29	0.27	0.20	0.22
Net Realized and Unrealized Gains/(Losses) on Investments	1.35	(1.09)	0.71	0.13	(0.39)
Total from Investment Activities	1.55	(0.80)	0.98	0.33	(0.17)
Dividends to Shareholders From:
Net Investment Income	(0.26)	(0.39)	(0.42)	(0.16)	(0.43)
Net Realized Gains	-	(0.56)	(0.85)	-	-
Total Dividends	(0.26)	(0.95)	(1.27)	(0.16)	(0.43)
Net Asset Value, End of Period	$9.93	$8.64	$10.39	$10.68	$10.51
Total Return(c)	18.10%	(8.07)%	9.72%	3.14%	(1.34)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$85,367	$82,720	$109,926	$115,339	$159,821
Net Investment Income/(Loss)	2.09%	2.41%	2.17%	1.84%	1.70%
Expenses Before Reductions(f)	1.29%	1.27%	1.28%	1.29%	1.29%
Expenses Net of Reductions	1.24%	1.22%	1.23%	1.29%	1.29%
Portfolio Turnover Rate(g)	24%	34%	33%	52%	25%

^ Class 1 activity is for the period October 17, 2016 (commencement of operations) to December 31, 2016.
(a) Calculated using the average shares method.
(b) Represents less than $0.005.
(c) The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(g) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Not annualized for periods less than one year.
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AZL S&P 500 Index Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period (Class 1)	$14.72	$16.25	$14.15	$14.31	$14.50
Investment Activities:
Net Investment Income/(Loss)	0.31(a)	0.29(a)	0.28	0.28	0.27
Net Realized and Unrealized Gains/(Losses) on Investments	4.20	(0.96)	2.71	1.30	(0.12)
Total from Investment Activities	4.51	(0.67)	2.99	1.58	0.15
Dividends to Shareholders From:
Net Investment Income	(0.31)	(0.31)	(0.17)	(0.31)	(0.34)
Net Realized Gains	(0.53)	(0.55)	(0.72)	(1.43)	-
Total Dividends	(0.84)	(0.86)	(0.89)	(1.74)	(0.34)
Net Asset Value, End of Period	$18.39	$14.72	$16.25	$14.15	$14.31
Total Return(b)	31.27%	(4.63)%	21.60%	11.79%	1.16%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$70,738	$62,599	$76,049	$72,604	$20,022
Net Investment Income/(Loss)	1.81%	1.74%	1.83%	1.98%	1.86%
Expenses Before Reductions(c)	0.24%	0.23%	0.23%	0.24%	0.24%
Expenses Net of Reductions	0.24%	0.23%	0.23%	0.24%	0.24%
Portfolio Turnover Rate(d)	3%	4%	2%	23%	8%
Net Asset Value, Beginning of Period (Class 2)	$14.61	$16.13	$14.06	$14.23	$14.40
Investment Activities:
Net Investment Income/(Loss)	0.26(a)	0.25(a)	0.24	0.24	0.23
Net Realized and Unrealized Gains/(Losses) on Investments	4.17	(0.95)	2.70	1.29	(0.11)
Total from Investment Activities	4.43	(0.70)	2.94	1.53	0.12
Dividends to Shareholders From:
Net Investment Income	(0.27)	(0.27)	(0.15)	(0.27)	(0.29)
Net Realized Gains	(0.53)	(0.55)	(0.72)	(1.43)	-
Total Dividends	(0.80)	(0.82)	(0.87)	(1.70)	(0.29)
Net Asset Value, End of Period	$18.24	$14.61	$16.13	$14.06	$14.23
Total Return(b)	30.89%	(4.84)%	21.36%	11.45%	0.95%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$2,719,291	$2,370,547	$2,788,345	$2,562,218	$1,223,566
Net Investment Income/(Loss)	1.56%	1.49%	1.58%	1.75%	1.58%
Expenses Before Reductions(c)	0.49%	0.48%	0.48%	0.49%	0.49%
Expenses Net of Reductions	0.49%	0.48%	0.48%	0.49%	0.49%
Portfolio Turnover Rate(d)	3%	4%	2%	23%	8%

(a) Calculated using the average shares method.
(b) The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(c) Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(d) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Not annualized for periods less than one year.
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EXHIBIT A — ADDITIONAL INFORMATION ABOUT THE ACQUIRED FUND AND ACQUIRING FUND

Overview

The Trust consists of 21 separate investment portfolios. The Acquired Fund and the Acquiring Fund are each a diversified open-end fund and a series of the Trust. Within the scope of an investment program approved by the Board of Trustees to the Funds, the Funds are managed by Allianz Investment Management LLC (the “Manager”), which in turn has retained certain asset management firms (the “Subadvisers”) to make investment decisions on behalf of the Funds. The Manager selected each Subadviser based on the Subadviser’s experience with the investment strategy for which it was selected. The Trust provides investment vehicles for variable annuity contracts and variable life insurance policies (the “Contracts”) offered by the separate accounts of various life insurance companies affiliated with the Manager. The separate accounts buy, and own, shares of the Funds on behalf of Contract Owners who direct purchase payments to subaccounts of the separate accounts that invest in the Funds. Therefore, you cannot directly purchase, nor will you directly own, shares of the Funds.

THE MANAGER AND SUBADVISERS

Manager
Allianz Investment Management LLC serves as the Manager for the Acquired Fund and Acquiring Fund pursuant to the terms of an investment management agreement. The Manager has signed a subadvisory agreement with Morgan Stanley Investment Management Inc. (“MSIM”) for portfolio management functions for the Acquired Fund and with BlackRock Investment Management, LLC (“BlackRock”) for portfolio management functions for the Acquiring Fund (MISM and BlackRock are referred to herein as a “Subadviser” and collectively, the “Subadvisers”). Each Subadviser manages the portfolio securities of its respective Fund and provides additional services including research, selection of brokers and similar services. The Manager compensates each Subadviser for its services as provided in its subadvisory agreement. A discussion of the Board of Trustees’ basis for approving the Acquired and Acquiring Fund’s investment management agreement with the Manager and the subadvisory agreements with each Subadviser is available in the Fund’s Annual Report for the year ended December 31, 2019.
The Manager was established as an investment adviser by Allianz Life in April 2001. The Manager evaluates and selects subadvisers, such as the Subadviser, for the Trust, subject to the oversight of the Board of Trustees, and to a more limited extent, provides investment advice with regard to selection of individual portfolio securities. In addition, the Manager constantly evaluates possible additional or alternative subadvisers for the Trust. The Manager currently acts as Manager of all of the Funds of the Trust. The Manager’s other clients are the Allianz Variable Insurance Products Fund of Funds Trust and various affiliated entities. As of December 31, 2019, the Manager had aggregate assets under management of $165.9 billion. The Manager monitors and reviews the activities of the Subadviser.
Brian Muench is the president of the Manager and of the Trust and ultimately responsible for evaluating and selecting subadvisers for the Trust. Mr. Muench joined Allianz Life, the parent of the Manager, in 1998. Mr. Muench served as vice president of the Manager from 2005 until he was elected president in 2010. Mr. Muench is also a vice president of Allianz Life.
The Manager’s address is 5701 Golden Hills Drive, Minneapolis, Minnesota 55416.
The Manager is a subsidiary of Allianz SE, one of the world’s largest insurance and financial services companies. Allianz SE is headquartered in Munich, Germany and has operations in more than 70 countries. As of December 31, 2019, Allianz SE had third-party assets under management of $2.4 trillion. In North America, Allianz SE subsidiaries are engaged in the life insurance, property/casualty insurance, broker-dealer, banking, investment adviser, and mutual fund and ETF businesses.
The Acquired Fund paid the Manager a fee for advisory services (including subadvisory fees) during 2019 at the annual rate of 0.90% (before waivers) and 0.85% (after waivers). The Acquiring Fund paid the Manager a fee for advisory services (including subadvisory fees) during 2019 at the annual rate of 0.17%; there were no fee waivers.

Fund Operating Expense Limitation Agreement.  The Manager and each of the Acquired Fund and the Acquiring Fund have entered into a written agreement, through April 30, 2021, limiting the operating expenses of such Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business), to the amount set forth below. After April 30, 2021, the Manager may terminate the agreement for any reason on 30 days written notice to the Fund. Each Fund is authorized to reimburse the Manager for management fees previously waived and/or for the cost of expenses previously paid by the Manager pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed the lesser of any applicable limits in effect (i) at the time of the original waiver and (ii) at the time of such reimbursement, as supported by standard accounting practices. The Fund’s ability to reimburse the Manager in this manner only applies to fees paid or reimbursements made by the Manager within the three fiscal years prior to the date of such reimbursement. To the extent that a Fund makes such reimbursements to the Manager, the amount of the reimbursements will be reflected in the financial statements in the Fund’s shareholder reports and in Other Expenses under Fees and Expenses of the Fund.

Fund	Operating Expense Limitation (through April 30, 2021) Class 1 Shares	Operating Expense Limitation (through April 30, 2021) Class 2 Shares
Acquired Fund	1.10%	1.35%
Acquiring Fund	0.46%	0.71%

The Manager and the Acquired Fund have also entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.75% on all assets.  The reduction may be terminated at any time after April 30, 2021.

Subadvisers
Subadviser of the Acquired Fund.  The Acquired Fund’s Subadviser, MSIM, is an indirect wholly-owned subsidiary of Morgan Stanley. MSIM, together with its affiliated asset management companies, had approximately $551.9 billion under management or supervision as of December 31, 2019. The offices of MSIM are located at 522 Fifth Avenue, New York, NY 10036. The following affiliates of MSIM serve as sub-Subadvisers to the Acquired Fund, and are responsible for day-to-day management of the Fund’s assets:  (i) Morgan Stanley Investment Management Limited, with headquarters located at 25 Cabot Square, Canary Wharf, London E144QA, England, and (ii) Morgan Stanley Investment Management Company, with headquarters located at 23 Church Street, #16-01 Capital Square, Singapore 049481.
The Acquired Fund’s assets are managed within the global listed real assets team. The members of the team who are currently responsible for the day-to-day management of the Fund are Theodore R. Bigman, Michiel te Paske, Sven van Kemenade, Angeline Ho, and Desmond Foong, each a Managing Director of the Subadviser. Together, the team determines the investment strategy, establishes asset-allocation frameworks and directs the implementation of investment strategy.  The composition of the team may change without notice from time to time. See below for more information about the portfolio managers.
Theodore R. Bigman has worked for the Subadviser since 1995 and has managed the AZL Morgan Stanley Global Real Estate Fund since 2006

Angeline Ho has worked for the sub-Subadviser, Morgan Stanley Investment Management Company, since 1997 and has managed the AZL Morgan Stanley Global Real Estate Fund since 2006.
Sven van Kemenade has worked for the sub-Subadviser, Morgan Stanley Investment Management Limited, since 1997 and has managed the AZL Morgan Stanley Global Real Estate Fund since 2006.
Desmond Foong has worked for the sub-Subadviser, Morgan Stanley Investment Management Company, since 2011 and has managed the AZL Morgan Stanley Global Real Estate Fund since 2015.
Michiel te Paske has worked for the sub-Subadviser, Morgan Stanley Investment Management Limited, since 1997 and has managed the AZL Morgan Stanley Global Real Estate Fund since 2006
Subadviser of the Acquiring Fund.  The Acquiring Fund’s, Subadviser, BlackRock has its principal offices at 1 University Square Drive, Princeton, NJ 08540. The Subadviser is a wholly-owned, indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States having, together with its affiliates, approximately $7.4 trillion in investment company and other assets under management as of December 31, 2019. The PNC Financial Services Group, Inc., through a subsidiary, has a significant economic interest in BlackRock, Inc.
The portfolio managers for the Acquiring Fund are: Alan Mason, Managing Director, since February 2014, Rachel Aguirre, Managing Director, since April 2015, Jennifer Hsui, CFA, Managing Director, since May 2018, Amy Whitelaw, Managing Director, since April 2019, and Suzanne Henige, CFA, Managing Director, since April 2020.
Alan Mason, Managing Director, is Head of Americas Portfolio Engineering for the ETF and Index Investments ("EII") business. Mr. Mason's investment team is responsible for Index Equity, iShares Equity, Alternative Beta and Asset Allocation portfolios. Prior to this role, he led the Beta Strategies Global Index Asset Allocation team. Mr. Mason's service with the BlackRock dates back to 1991, including his years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI, Mr. Mason served as head of portfolio management and strategy for U.S. transitions, strategist for the Global Index and Markets Group, head of U.S. Asset Allocation, and most recently as head of Global Portfolio Management, Client Solutions. Mr. Mason has led three key growth efforts: developing the U.S. transition capability from a service to a business, growing the key asset allocation product for the BlackRock 's U.S. DC platform, LifePath, and building the foundation for key dimensions of the BlackRock 's rapidly growing solutions business. Mr. Mason earned a BA in music from Baylor University in 1983, summa cum laude, an MA in musicology from the University of Louisville in 1989, with honors, and an MA in ethnomusicology from University of California Berkeley in 1991. In the same year that Mr. Mason became head of portfolio management for BGI's transitions business, he was advanced to Ph.D. candidacy in ethnomusicology at UC Berkeley, having completed all coursework for the degree and comprehensive doctoral oral examinations with distinction.
Rachel M. Aguirre, Managing Director and Senior Portfolio Manager, is Co-Head of the Institutional Index Equity team within BlackRock's ETF and Index Investments ("EII") Americas Portfolio Management group. She is responsible for overseeing the management of US and Developed Market Institutional funds. Ms. Aguirre's service with the firm dates back to 2005, including her years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI she was a Portfolio Manager in the Index Equity Group, where she managed index and enhanced index portfolios for institutional clients. Prior to this, she was a Portfolio Manager and Strategist in BGI's Fixed Income Group, focusing on Liability Driven Investing (LDI). Ms. Aguirre earned a BS degree in Mathematics from the College of Creative Studies at UC Santa Barbara in 2003. She earned a MS in Financial Mathematics from Stanford University in 2004.
Jennifer Hsui, CFA, Managing Director and portfolio manager, is a member of BlackRock's Index Equity team, currently leading the team responsible for the emerging markets iShares funds. Ms. Hsui's service with the firm dates back to 2006, including her years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI, she led the team responsible for the domestic institutional equity index funds. Prior to joining BGI, she worked as an equity research analyst covering the medical devices industry at RBC Capital Markets.
Amy Whitelaw, Managing Director, is the Head of the US & Canadian iShares Equity ETF Portfolio Engineering within BlackRock's Index Equity team. She is responsible for overseeing the management of the Americas listed US & Canadian iShares equity funds.  She is a member of the LifePath Executive Committee and serves as a member of the US & Canada Defined Contribution Operating Committee. Ms. Whitelaw's service with the firm dates back to 1999, including her years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI, she led the Defined Contribution Portfolio Management team in Client Solutions, responsible for the management of defined contribution strategies for institutional and retail investors. Previously, Ms. Whitelaw worked in the Transition Services group as both a transition manager and strategist, and was also an international equity trader on Barclays Global Investors' trading desk. Prior to BGI, she worked in the Institutional Derivatives Sales group at Goldman Sachs.
Suzanne Henige, CFA, Director and Senior Portfolio Manager, is a member of BlackRock's ETF and Index Investments (EII) Portfolio Engineering group. She currently leads the Sub-Advised PE team, which is responsible for managing US and Developed markets Mutual Funds and Sub-Advised portfolios. Ms. Henige's service with the firm dates back to 2009.

Prior to her current role, she managed portfolios in the iShares Emerging Markets and US Institutional teams. Before transitioning to the portfolio management team in 2011, she was a team lead in Client Reporting. Mrs. Henige began her career as an Officer in the International Developed Fund Accounting team at State Street in 2003. Ms. Henige earned a BS degree in managerial economics and an MBA degree from University of California, Davis in 2003 and 2012, respectively.
DUTIES OF THE MANAGER AND SUBADVISER

Within the scope of an investment program approved by the Board of Trustees, the Manager oversees the Acquiring Fund and the selection of Subadviser and advises on the Funds’ investment policies. The Subadviser determines which securities are bought and sold, and in what amounts. The Manager continuously monitors the performance of the Subadviser, and generally oversees the services provided to the Acquiring Fund by its administrator, custodian and other service providers.
The Manager is paid a fee as set forth above, by the Acquiring Fund for its services, which includes any fee paid to the Subadviser.
Both the Acquiring Fund and the Acquired Fund and the Manager, under an order received from the SEC on September 17, 2002, may enter into and materially amend agreements with unaffiliated Subadvisers without obtaining shareholder approval. This type of structure is commonly known as a “Manager of Managers” structure. Because each of the Funds is relying on the order, the Manager may:
• hire one or more Subadvisers;
• change Subadvisers; and
• reallocate management fees between itself and Subadvisers.
The Manager continues to have the ultimate responsibility for the investment performance of these Funds due to its responsibility to oversee Subadvisers and recommend their hiring, termination and replacement.

Legal Proceedings Involving the Manager and Subadvisers
The Manager is not aware of any material pending legal proceedings, other than routine litigation incidental to the conduct of their respective businesses, to which the Funds, the Manager or the principal underwriter is a party. However, the Subadviser has reported that it currently is the subject of the following proceeding which relates to its management of other mutual funds:
On May 27, 2014, certain investors in the BlackRock Global Allocation Fund, Inc. (“Global Allocation”) and the BlackRock Equity Dividend Fund (“Equity Dividend”) filed a consolidated complaint in the United States District Court for the District of New Jersey against BlackRock Advisors, LLC, BlackRock Investment Management, LLC and BlackRock International Limited (collectively, the “Defendants”) under the caption In re BlackRock Mutual Funds Advisory Fee Litigation. In the lawsuit, which purports to be brought derivatively on behalf of Global Allocation and Equity Dividend, the plaintiffs allege that the Defendants violated Section 36(b) of the 1940 Act by receiving allegedly excessive investment advisory fees from Global Allocation and Equity Dividend. On June 13, 2018, the court granted in part and denied in part the Defendants’ motion for summary judgment. On July 25, 2018, the plaintiffs served a pleading that supplemented the time period of their alleged damages to run through the date of trial. The lawsuit seeks, among other things, to recover on behalf of Global Allocation and Equity Dividend all allegedly excessive advisory fees received by the Defendants beginning twelve months preceding the start of the lawsuit with respect to each of Global Allocation and Equity Dividend and ending on the date of judgment, along with purported lost investment returns on those amounts, plus interest. The Defendants believe the claims in the lawsuit are without merit. The trial on the remaining issues was completed on August 29, 2018. On February 8, 2019, the court issued an order dismissing the claims in their entirety. On March 8, 2019, Plaintiffs provided notice that they are appealing both the February 8, 2019 post-trial order and the June 13, 2018 order partially granting Defendants’ motion for summary judgment. BlackRock Financial Management, Inc.

BlackRock Financial Management, Inc. is not the subject of any litigation that is currently expected to be material to its business or have a material impact on the services BlackRock Financial Management, Inc. provides to its clients.
MSIM and its parent, Morgan Stanley, are named, from time to time, as defendants in various legal actions—including
4

arbitrations, class actions, and other litigation, arising in connection with our activities as a global diversified financial services institution—and are involved in investigations and proceedings by governmental and/or regulatory agencies or self-regulatory organizations, certain of which may result in adverse judgments, fines, penalties or sanctions.
Morgan Stanley discloses pending litigations, proceedings and investigations, if any, by governmental and/or regulatory agencies, self-regulatory organizations or others that it believes are or may be material in its filings on Form 10-K and Forms 10-Q made with SEC. For information regarding such litigations, proceedings or investigations please refer to the information under Part I, Item 3 in Morgan Stanley’s Form 10-K (File No. 1-11758) with respect to the fiscal year ended December 31, 2018, as filed with the Commission. Morgan Stanley’s Forms 10-K and 10-Q may be accessed at: https://www.morganstanley.com/about-us-ir
MSIM also discloses certain legal and disciplinary events in Item 9 of the firm’s Form ADV Part

THE ADMINISTRATOR

Citi Fund Services Ohio, Inc. (“CFSO”), whose address is 4400 Easton Commons, Suite 200, Columbus, Ohio 43219, serves as the Funds’ administrator, and fund accountant. Administrative services of CFSO include providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services.

PAYMENTS TO AFFILIATED INSURANCE COMPANIES

Currently, the Acquiring Fund are available as an underlying investment option of Contracts offered by Allianz Life and its affiliates (the “Affiliated Insurance Companies”), which are also affiliates of the Manager. In addition to the Funds, these Contracts include other funds for which the Manager is not the investment manager (the “Nonproprietary Funds”). The Affiliated Insurance Companies may receive payments from the sponsors of the Nonproprietary Funds as a result of including them as investment options in the Contracts. Similarly, the Affiliated Insurance Companies are allocated resources, including revenue earned by the Manager for providing investment management and other services to the Funds, as a result of including the Funds in the Contracts. The amount of payments from Nonproprietary Funds or allocations of resources from the Manager varies, and may be significant and may create an incentive for the Affiliated Insurance Companies regarding its decision of which funds to include in the Contracts.
Other Administrative Services
The Affiliated Insurance Companies provide administrative and other services to Contract Owners on behalf of the funds, including the Funds and the Nonproprietary Funds that are available under the Contracts. The Affiliated Insurance Companies may receive payment for these services.

THE DISTRIBUTOR

Allianz Life Financial Services, LLC (“ALFS”), whose address is 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, serves as the Funds’ distributor. ALFS is affiliated with the Manager.
Other Distribution Services
The Affiliated Insurance Companies may make payments for distribution services to other companies, including their affiliates, to provide certain distribution related services for the Funds. The companies that receive such payments may in turn, pay any or all of these fees to their registered representatives who have provided distribution services. The payments made for distribution services under these agreements are paid by the Affiliated Insurance Companies and are not paid out of Fund assets.

THE CUSTODIAN

The Bank of New York Mellon (“BNY Mellon”), whose address is One Wall Street, New York, New York 10286, serves as custodian of the Fund. BNY Mellon is paid certain fees and reimbursed for certain out-of-pocket expenses for its services. Fees paid by the Fund for these services are included under “Other Expenses” in the Fees and Expenses table for each Fund.

TAX INFORMATION

Shares of the Acquiring Fund are sold exclusively to the separate accounts of certain insurance companies in connection with particular variable annuity and variable life insurance contracts (the “Contracts”). Provided that the Fund and a separate account investing in the Fund satisfy applicable tax requirements, any distributions from the Fund to the separate account will be exempt from current federal income taxation to the extent that such distributions accumulate in the Contract.  You should refer to your Contract prospectus for further information regarding the tax treatment of the Contract and the separate accounts in which the Contract is invested.

FINANCIAL INTERMEDIARY COMPENSATION

Shares of the Acquiring Fund are sold exclusively to certain insurance companies in connection with particular Contracts. The Trust and its related companies may pay such insurance companies (or their related companies) for the sale of shares of the Fund and related services. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) that sell the Contracts for the sale of shares of the Fund and related services. When received by an insurance company, such payments may be a factor that the insurance companies consider in including the Fund as an investment option in the Contracts. The prospectus or other disclosures relating to a Contract may contain additional information about these payments. When received by a broker-dealer or other intermediary, such payments may create a conflict of interest by influencing the broker-dealer or other intermediary and salespersons to recommend the Fund over other mutual funds available as investment options in the Contracts. Ask the salesperson or visit the financial intermediary's website for more information.

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

The price of each Fund share is based on its Net Asset Value (NAV). The NAV is the current value of a share in a mutual fund. The NAV is calculated by adding the total value of a Fund’s investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Fund:
NAV = (Total Assets – Liabilities) ÷ Number of Shares Outstanding
Per share NAV for each Fund is determined and its shares are priced at the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m. Eastern Time, on days the NYSE is open. Shares will not be priced on the days on which the NYSE is closed for trading.
The securities (other than short-term debt securities) of the Funds are generally valued at current market prices. Also, if market quotations are not available, or if an event occurs after the pricing of a security has been established that would likely cause the value to change, the value of the security may be priced at fair value as determined in good faith by or at the direction of the Funds’ Trustees.
Options purchased and held by the Funds generally are valued at the average of the closing bid and ask quotations on the principal exchange on which the option is traded, as of the close of the NYSE. The close of trading for some options exchanges may occur later than the closing of the NYSE. If market quotations are not available, the value of an option may be priced at fair value as determined in good faith by or at the direction of the Funds’ Trustees.

Foreign securities held by the Funds are valued on a daily basis using a fair valuation program approved by the Funds’ Trustees. The fair valuation program includes processes administered by an independent pricing agent (based upon changes in certain markets, indices, and/or securities, if applicable) that may result in a value different from the last closing price of such foreign security on its principal overseas market or exchange.
The effect of using fair value pricing is that a Fund’s NAV will be subject to the judgment of the Board of Trustees or its designees instead of being determined by the market. In addition, foreign securities acquired by a Fund may be valued in foreign markets on days when the Fund’s NAV is not calculated. In such cases, the NAV of a Fund may be significantly affected on days when investors cannot buy or sell shares.

PURCHASE AND REDEMPTION OF SHARES

Individual investors may not purchase or redeem shares of the Funds directly, but only through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. You should refer to the prospectus of the participating insurance company’s variable products for information on how to purchase a variable annuity contract or variable life insurance policy, how to select specific Funds as investment options for your Contract or policy and how to redeem monies from the Funds.
Orders for the purchase and redemption of shares of a Fund received before the NYSE closes are effected at the net asset value per share determined as of the close of trading on the NYSE (generally 4:00 p.m. Eastern Time) that day. Orders received after the NYSE closes are effected at the next calculated net asset value.
The separate accounts of participating insurance companies and certain funds of funds are the only record owners of the Funds’ shares. The following describes how purchases and redemptions are effected for those record owners. The Funds typically expect to pay out redemption proceeds to redeeming record owners one business day following receipt of the order in good order. Such redemption requests will be met, typically and regularly, with (i) cash or cash equivalents held by the Fund, (ii) overdraft or lines of credit arrangements with the Fund’s custodian, and (iii) sales of portfolio assets. In rare situations, the payment of redemption proceeds may take longer than one business day, and may take up to seven days as provided in the 1940 Act.
The Funds may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC. The Funds do not assess any fees when they sell or redeem their shares.
Each Fund reserves the right to make payment in securities rather than cash, known as “redemption in kind.” This could occur under extraordinary circumstances, such as a large redemption that could affect Fund operations (for example, more than 1% of the Fund’s net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to the Fund shares being redeemed. When these securities are converted to cash, the associated brokerage charges may be deducted from the assets of the subaccount. Any securities redeemed in kind will remain subject to market risk until sold.
The right of purchase of Fund shares may also be restricted, and purchase orders may be rejected, in accordance with the market timing policy of the Trust as described under the “Market Timing” section below, and the market timing policy of the separate accounts of participating insurance companies. Please refer to your Contract prospectus for the market timing policy of the separate account for your Contract.
The Funds currently do not foresee any disadvantages to investors if the Funds serve as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Funds serve as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company investing in a Fund might be required to redeem the investment of one or more of its separate accounts from the Fund, which might force the Fund to sell securities at disadvantageous prices.

MARKET TIMING

The Board of Trustees has adopted a policy that the Funds will not knowingly permit market timing or other abusive short-term trading practices. Market timing is frequent or short-term trading activity by certain investors in a fund intending to profit at the expense of other investors in the same fund by taking advantage of pricing inefficiencies that can prevent a fund’s share price from accurately reflecting the value of its portfolio securities. For example, investors may engage in short-term trading in funds that invest in securities which trade on overseas securities markets to take advantage of the difference between the close of the overseas markets and the close of the U.S. markets. This type of short-term trading is sometimes referred to as “time-zone arbitrage.” Funds that invest in other securities, which are less liquid, or are traded less often, may be vulnerable to similar pricing inefficiencies.
Market timing and other abusive short-term trading practices may adversely impact a fund’s performance by preventing portfolio managers from fully investing the assets of the fund, diluting the value of shares, or increasing the fund’s transaction costs. To the extent that certain of the Funds have significant holdings in foreign securities (including emerging markets securities), small-cap stocks, or high-yield bonds, or any combination thereof, the risks of market timing may be greater for those Funds than for other funds. The Funds are offered only through variable annuity contracts and life insurance policies, and shares of the Funds are held in subaccounts of affiliated insurance companies. Because Fund transactions are processed by those insurance companies, rather than by the Trust, the Board of Trustees has not adopted procedures to monitor market timing activity at the Fund level, but rather has approved monitoring procedures designed to detect and deter market timing activities at the contract or policy level.
As required by SEC rules, the Funds have entered into agreements with their financial intermediaries, including the affiliated insurance companies, whereby the Funds or their agents may require the financial intermediaries to provide individual account level information about you and your trading activities in the Funds. If the Funds detect market timing activities either at the omnibus or individual account level, the Funds may require the financial intermediaries to take actions to curtail the activity, which may include restricting your trading activity in the Funds.
Your variable annuity or variable life insurance prospectus contains a description of the market timing detection and deterrence policy at the contract or policy level. Please refer to your annuity contract or life insurance policy prospectus for specific details on transfers between accounts.
The procedures that are designed to detect and deter market timing activities at the contract or policy level cannot provide a guarantee that all market timing activity will be identified and restricted. In addition, state law and the terms of some contracts and policies may prevent or restrict the effectiveness of the market timing procedures from stopping certain market timing activity. Market timing activity that is not identified, prevented, or restricted may adversely impact the performance of a Fund.

DISTRIBUTION (12b-1) FEES

Each Fund has adopted a plan under Rule 12b-1 of the 1940 Act. Distribution fees (“12b-1 fees”) under the plan compensate the Distributor and affiliates of Allianz Life for services and expenses relating to the distribution of the Funds’ shares in connection with the variable products through which Fund shares are sold. 12b-1 fees are paid from Fund assets on an ongoing basis. Over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Each of the Funds (except Class 1 shares of the Multi-Class Funds as identified below) pays an annual 12b-1 fee in the maximum amount of 0.25% of their average daily net assets.
The Trustees have authorized the Trust to issue two classes of shares, Class 1 and Class 2, for certain of the Funds (the “Multi-Class Funds”) described in this Proxy Statement/Prospectus. Class 1 and Class 2 shares of each Fund are substantially identical, except that Class 1 shares are not subject to a Distribution (12b-1) Fee, while Class 2 shares are subject to a Distribution (12b-1) Fee in the amount of 0.25% of average daily net assets attributable to Class 2 shares. Class 1 shares are available as an investment option only for certain Contracts.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Any income a Fund receives is paid out, less expenses, in the form of dividends to its shareholders. Shares begin accruing dividends on the day they are purchased. Income dividends are usually paid annually. Capital gains for all Funds are distributed at least annually.
All dividends and capital gain distributions will be automatically reinvested in additional shares of a Fund at the net asset value of such shares on the payment date.
Each Fund is treated as a separate corporate entity for tax purposes. Each Fund intends to elect to be treated as a regulated investment company and each Fund intends to qualify for such treatment for each taxable year under Subchapter M of the Code. In addition, each Fund will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable. If a Fund fails to meet this diversification requirement, income with respect to variable insurance contracts invested in the Fund at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Provided that a Fund and a separate account investing in the Fund satisfy applicable tax requirements, any distributions from the Fund to the separate account will be exempt from current federal income taxation to the extent that such distributions accumulate in a variable annuity contract or a variable life insurance policy.
Persons investing in variable annuity contracts or variable life insurance policies should refer to the prospectuses with respect to such contracts or policies for further information regarding the tax treatment of the contracts or policies and the separate accounts in which the contracts or policies are invested.
LICENSING ARRANGEMENTS

Acquiring Fund
The Acquiring Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the Acquiring Fund or any member of the public regarding the advisability of investing in securities generally or in the Acquiring Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Manager (the “Licensee”) is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and certain other indices which is determined, composed and calculated by S&P without regard to the Licensee or the Acquiring Fund. S&P has no obligation to take the needs of the Licensee or the owners of the Acquiring Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Acquiring Fund or the timing of the issuance or sale of the Acquiring Fund or in the determination or calculation of the equation by which the Acquiring Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Acquiring Fund.
S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by licensee, owners of the Acquiring Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

THE COMMODITY EXCHANGE ACT

Pursuant to a notice of eligibility claiming exclusion from the definition of commodity pool operator filed with the Commodity Futures Trading Commission (“CFTC”) and the National Futures Association on behalf of the Funds, neither the Trust nor any Fund is deemed to be a “commodity pool operator” under the Commodity Exchange Act (“CEA”), and, accordingly, they are excluded from registration or regulation as such under the CEA. A Fund seeking to claim the exclusion will be limited in its ability to use futures and options on futures or commodities or engage in swap transactions. Each Fund currently expects to qualify for the exclusion. If a Fund were no longer able to claim the exclusion, the Manager would be required to register as a “commodity pool operator,” and the Fund and the Manager would be subject to regulation under the CEA. The Funds are not vehicles for trading in the commodity futures, commodity options, or swaps markets.

EXHIBIT B- FORM OF AGREEMENT AND PLAN OF REORGANZIATION
AGREEMENT AND PLAN OF REORGANIZATION
THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of June 12, 2020, (the “Agreement”) is by and among (i) the Allianz Variable Insurance Products Trust (the “Trust”), a Delaware statutory trust, on behalf of its series, AZL Morgan Stanley Global Real Estate Fund (the “Acquired Fund”), and (ii) the Trust, on behalf of its series, AZL S&P 500 Index Fund (the “Acquiring Fund”).  Allianz Investment Management LLC (“AIM”), a Minnesota limited liability company and investment manager to each Fund, joins this Agreement solely for purposes of Section 8.
In consideration of their mutual promises, the parties agree as follows:
1. Shareholder Approval.  The Board of Trustees of the Trust on behalf of the Acquired Fund will call, and the Trust will hold, a meeting of its shareholders of the Acquired Fund for the purpose of approving the Agreement and the transactions it contemplates (such transactions are referred to hereinafter as the “Reorganization”).  The Trust on behalf of the Acquiring Fund and Acquired Fund agrees to furnish data and information, as reasonably requested, for the combined proxy statement/prospectus to be furnished to shareholders of the Acquired Fund.  Certain separate accounts of Allianz Life Insurance Company of North America (“Allianz Life”) and Allianz Life Insurance Company of New York  (“Allianz Life of NY”) that fund variable annuity contracts (“Contracts”) are, directly or indirectly, the sole shareholders of the Acquired Fund and the Acquiring Fund.
2. Reorganization.
a. Plan of Reorganization.  On or before the Closing (as defined below), the Acquired Fund shall reduce all, or substantially all, of its assets to cash denominated in U.S. currency.  At the Closing, the Trust, on behalf of the Acquired Fund will convey to the Acquiring Fund, free and clear of all liens, encumbrances, and claims whatsoever, all assets and property of every description and all interests, rights, privileges and powers of the Acquired Fund including, without limitation, all cash (including that derived from the liquidation of its assets in exchange for cash), securities, commodities and futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries) and dividends or interest receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing, except for cash, bank deposits or cash equivalent securities in an amount necessary to pay the estimated costs of extinguishing any Liabilities (as defined below) and cash in an amount necessary to pay any distributions pursuant to paragraph b. of this Section 2 (collectively, the “Assets”).  In exchange for the Acquired Fund’s Assets, the Trust, on behalf of the Acquiring Fund will assume all liabilities, debts, obligations and duties of any nature, whether accrued absolute, contingent or otherwise (the “Liabilities”) of the Acquired Fund and deliver to the Acquired Fund Class 1 and Class 2 shares, as applicable, of the Acquiring Fund, including fractional shares (calculated to the third decimal place).  The number of Class 1 and Class 2 shares to be issued by the Acquiring Fund will be determined by dividing the aggregate net asset value of the Class 1 and Class 2 shares, respectively, of the Acquired Fund, computed as described in Section 3(a), by the net asset value of one share of Class 1 shares and Class 2 shares, respectively of the Acquiring Fund, computed as described in Section 3(b).  The Trust shall use commercially reasonable efforts to identify all of the Acquired Fund’s Liabilities, prior to the Valuation Date (as defined below) and shall discharge all such known Liabilities on or prior to the Valuation Date.  At and after the Closing, all Liabilities of the Acquired Fund will attach to the Acquiring Fund and may thenceforth be enforced against the Acquiring Fund to the same extent as if the same had been incurred by it.
b. Declaration of Dividends.  The Acquired Fund, prior to the Closing, will declare a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund (i) all of the excess of (x) the Acquired Fund’s investment income excludable from gross income under Section 103 of the Internal Revenue Code of 1986, as amended (the “Code”), over (y) the Acquired Fund’s deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Acquired Fund’s investment company taxable income as defined in Section 852 of the Code (in each case computed without regard to any deduction for dividends paid) and (iii) all of the Acquired Fund’s net capital gain realized (after reduction for any capital loss carryover), in each case for the current taxable year (which will end on the Closing date) and any preceding taxable years for which such a dividend is eligible to be made under Section 855 of the Code.
c. Closing and Effective Time of the Reorganization.  The Reorganization and all related acts necessary to complete the Reorganization (the “Closing”) will occur on a day on which the New York Stock Exchange (the “NYSE”) is open for business following approval of the shareholders of the Acquired Fund (based on voting instructions from the Contract owners) and receipt of all necessary regulatory approvals, such day to be August 21, 2020, or such later date as the officers of the Trust may determine.  All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date of the Closing or at such other time as an authorized officer of the Trust shall determine (the “Effective Time”).  In the event that on the Valuation Date (as defined below) or the Closing  (a) the NYSE is closed to trading or trading thereupon is restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted so that, in the judgment of the officers of the Trust, or any one of them acting singly, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.
3. Valuation.
a. The aggregate net asset value of the Class 1 and Class 2 shares of the Acquired Fund will be computed as of the close of regular trading on the NYSE on the day of Closing (the “Valuation Date”) using the valuation procedures in the Acquired Fund’s prospectus.
b. The net asset value per share of the Class 1 and Class 2 shares of the Acquiring Fund will be determined as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures in the Acquiring Fund’s prospectus.
4. Liquidation and Dissolution of the Acquired Fund.
a. At the Effective Time, the Acquired Fund will make a liquidating distribution to the holders of its Class 1 and Class 2 shares of the Class 1 and Class 2 shares, respectively of the Acquiring Fund, such that the number of Class 1 and Class 2 shares of the Acquiring Fund that are distributed to a shareholder of the Acquired Fund will have an aggregate net asset value equal to the aggregate net asset value of the Class 1 and Class 2 shares of the Acquired Fund, respectively, that are outstanding immediately prior to the Effective Time.  The Acquiring Fund will establish shareholder accounts in the names of each Acquired Fund shareholder, representing the respective pro rata number of full and fractional shares of the Acquiring Fund due to each shareholder.  All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Trust.  The Acquiring Fund or its transfer agent will establish shareholder accounts in accordance with instructions from the Trust.
b. Immediately after the Valuation Date, the share transfer books of the Trust relating to the Acquired Fund will be closed and no further transfer of shares will be made.  Redemption requests received after the Valuation Date by the Trust with respect to the Acquired Fund will be deemed to be redemption requests for shares of the Acquiring Fund issued in the Reorganization.
c. Promptly after the distribution, the Acquiring Fund or its transfer agent will notify each shareholder of the Acquired Fund of the number of shares distributed to the shareholder and confirm the registration in the shareholder’s name.
d. As promptly as practicable after the liquidation of the Acquired Fund, and in no event later than twelve months from the date of the Closing, the Acquired Fund will be dissolved.  After the Effective Time, the Acquired Fund shall not conduct any business except in connection with its liquidation and dissolution.
5. Conditions to Obligations of the Trust on behalf of the Acquiring Fund and the Acquired Fund.  The obligations of the Trust on behalf of the Acquiring Fund and the Acquired Fund with respect to the Reorganization are subject to the satisfaction of the following conditions:
a. Shareholder Approval.  This Agreement will have been approved by the requisite vote of the shareholders of the Acquired Fund in accordance with the Governing Documents, applicable Delaware law and the 1940 Act.  The separate accounts of Allianz Life and Allianz Life of NY that fund the Contracts, together with certain affiliates, are the owners of record of the Acquired Fund shares; however, the owners of the Contracts (“Contract

Owners”), as beneficial owners of the Acquired Fund shares held by the separate accounts, will have the opportunity to instruct Allianz Life and Allianz Life of NY on how to vote the shares held by the separate accounts.
b. Regulatory Approvals.
(1)  The registration statement filed by the Trust on behalf of the Acquiring Fund on Form N-14 with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “1933 Act”), relating to the shares of beneficial interest to be issued in the Reorganization, will be effective, and no stop orders under the 1933 Act will have been issued.
(2)   All necessary approvals, consents, and exemptions from federal and state regulatory authorities will have been obtained.
c. Opinion of Counsel.  The Trust will have received an opinion of counsel for the Trust on behalf of each Fund, dated as of the Closing, to the effect that (i) the Trust is a statutory trust duly organized and validly existing under the laws of the state of Delaware and is an open-end investment company registered under the 1940 Act; (ii) each Fund is a series of the Trust; (iii) this Agreement and the Reorganization have been duly authorized and approved by all requisite action of the Trust and each Fund, and this Agreement has been duly executed by, and is a valid and binding obligation of, the Trust; and (iv), with respect to the Acquiring Fund, the shares to be issued in the Reorganization are duly authorized and upon issuance in accordance with this Agreement will be validly issued, fully paid, and non-assessable shares of the Acquiring Fund.
d. Declaration of Dividend.  The Acquired Fund, prior to the Closing, will have declared a dividend or dividends as provided in Section 2(b) of this Agreement.
e. Good Title.  At the Closing, the Trust on behalf of the Acquired Fund will have good and marketable title to the assets to be transferred to the Acquiring Fund pursuant to this Agreement and will have full right, power and authority to sell, assign, transfer and deliver such assets hereunder.  At the Effective Time, upon delivery and its payment for Assets, the Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof.
f. Tax Matters.The Trust shall file, by the date of the Closing, all of each Fund’s federal and other tax returns and reports required by law to be filed on or before such date and all federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.  At the Closing, the Trust shall provide: (1) a statement of the respective tax basis and holding periods of all investments to be transferred by the Acquired Fund to the Acquiring Fund; (2) a copy (which may be in electronic form) of the Acquired Fund’s shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, the backup withholding and nonresident alien withholding certifications, notices or records on file with the Acquired Fund with respect to each shareholder, and such information as the Acquiring Fund may reasonably request concerning the Acquired Fund’s shares or the Acquired Fund’s shareholders in connection with the Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury Regulations following the Closing for all of the shareholders of record of the Acquired Fund’s shares as of the close of business on the Valuation Date, who are to become shareholders of the Acquiring Fund as a result of the transfer of assets that is the subject of this Agreement; (3) a copy of any other tax books and records of the Acquired Fund necessary for purposes of preparing any tax returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treasury Regulations Section 1.6045A-1)) required by law to be filed by the Acquiring Fund after the Closing; and (4) if requested by the Trust on behalf of the Acquiring Fund, all FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements pertaining to the Acquired Fund.  The Acquired Fund has made available to the Acquiring Fund copies of: (1) the federal, state and local income tax returns filed by or on behalf of the Acquired Fund for the prior three (3) taxable years; and (2) any of the following that have been issued to or for the benefit of or that otherwise affect the Acquired Fund and which have continuing relevance: (A) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign tax authority and (B) legal opinions.

6. Further Conditions to the Obligations of the Trust.
a. Opinion of Tax Counsel.  As a further condition to the obligations of the Trust on behalf of both the Acquired Fund and the Acquiring Fund hereunder, the Trust, on behalf of both the Acquired Fund and the Acquiring Fund, shall have received the opinion of tax counsel addressed to the Trust on behalf of both the Acquired Fund and the Acquiring Fund, dated as of the date of the Closing, and based in part on representations to be furnished by the Trust on behalf of the Acquired Fund and the Acquiring Fund, substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, for U.S. federal income tax purposes, assuming the variable contracts and the insurance companies issuing them are properly structured under the insurance company provisions of the Code, the Reorganization will not be a taxable event for contract owners whose contract values are determined by investment in shares of the Acquired Fund (the “Tax Opinion”).  The opinion will be based on certain factual certifications made by officers of the Trust and will also be based on customary assumptions.  The opinion will note and distinguish certain published precedent.
b. Other Tax Matters.  The Trust has duly and timely filed, on behalf of the Acquired Fund and the Acquiring Fund, as applicable, all tax returns and reports (including information returns) that are required to have been filed by the Acquired Fund and the Acquiring Fund, respectively, and all such returns and reports accurately state, in all materials respects, the amount of tax owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income required to be reported by the Acquired Fund or the Acquiring Fund, as applicable.  The Trust has, on behalf of the Acquired Fund and the Acquiring Fund, paid or made provision and properly accounted for all taxes shown to be due on such tax returns and reports or on any actual or proposed deficiency assessments received with respect to the Acquired Fund or the Acquiring Fund.  The amounts established as provisions for taxes in the books and records of the Acquired Fund and the Acquiring Fund as of the close of business on the Valuation Date will, to the extent required by generally accepted accounting principles, be sufficient for the payment of all taxes of any kind, whether accrued, due, absolute, contingent or otherwise, which were or will be payable by the Acquired Fund or the Acquiring Fund, as applicable, for all periods or fiscal years (or portions thereof) ending on or before the close of business on the Valuation Date. No tax return filed by the Trust on behalf of the Acquired Fund or the Acquiring Fund is currently being audited by the Internal Revenue Service or by any state or local taxing authority.  To the knowledge of the Trust, there are no levies, liens or encumbrances relating to taxes existing, threatened or pending with respect to the assets of either the Acquired Fund or the Acquiring Fund.  None of the Trust, the Acquired Fund or the Acquiring Fund is under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.
7. Amendment; Waiver; Termination.
a. This Agreement may be amended in writing if authorized by the Board of Trustees of the Trust.  The Agreement may be amended at any time before or after approval by the shareholders of the Acquired Fund, but after shareholder approval, no amendment shall be made that substantially changes the terms of Sections 2 or 3.
b. At any time prior to the Closing, the Trust by consent of its Board of Trustees or an officer authorized by such Board of Trustee, may waive in writing compliance with any of the conditions made for the Trust’s benefit, provided that such waiver will not have a material adverse effect on the interests of shareholders of the Acquired Fund or Acquiring Fund.  However, the Trust may not waive the requirement to obtain shareholder approval or the requirement to obtain a tax opinion.
c. This Agreement and the Reorganization contemplated hereby may be terminated at any time for any reason prior to the Closing, whether before or after approval by the shareholders of the Acquired Fund, upon a vote of a majority of the Board of Trustees of the Trust.  Such termination shall be without any liability on the part of the Trust, its trustees, officers, or shareholders.
8. Expenses.  All fees paid to governmental authorities for the registration or qualification of Acquiring Fund Shares and all transfer agency costs related to the Acquiring Fund Shares shall be allocated to the Acquiring Fund.  All fees and expenses related to printing and mailing communications to shareholders and beneficial owners of shares of the Acquired Fund, and all of the other expenses of the transactions required for the Reorganization, including without limitation, accounting, legal, and custodial expenses, and any transaction costs related to repositioning of the portfolios in connection with the Reorganization, shall be allocated to AIM.

9. Final Tax Returns and Forms 1099 of the Acquired Fund.
a. After the Closing, the Trust shall or shall cause its agents to prepare any federal, state or local tax returns, including any Forms 1099, required to be filed by the Trust with respect to the Acquired Fund’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall further cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities.
b. Any expenses incurred by the Trust or the Acquired Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 (if any) after the Closing, shall be borne by the Acquired Fund.
10. General.
a. Headings.  The headings contained in this Agreement are for reference purposes only and will not affect the meaning or interpretation of this Agreement.  Nothing in this Agreement is intended to confer upon any other person any rights or remedies by reason of this Agreement.
b. Governing Law.  This Agreement will be governed by the laws of the state of Delaware.
c. Fund by Fund Basis.  The Trust is governed by an Agreement and Declaration of Trust dated July 13, 1999, as amended from time to time, and all persons dealing with the Trust or a Fund must look solely to the property of the Trust or such Fund for the enforcement of any claims as none of its trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Trust.  No Fund shall be liable for any claims against any other Fund.  The Trust specifically acknowledges that any liability of the Trust under this Agreement with respect to a particular Fund, or in connection with the transactions contemplated herein with respect to a particular Fund, shall be discharged only out of the assets of the particular Fund and that no other series of the Trust shall be liable with respect thereto.
11. Indemnification.  The Trust will indemnify and hold its officers and trustees (each an “Indemnitee”) harmless from and against any liability or other cost and expense, in connection with the defense or disposition of any action, suit, or other proceeding, before any court or administrative or investigative body in which the Indemnitee may be involved as a party, with respect to actions taken under this Agreement.  However, no Indemnitee will be indemnified against any liability or expense arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Indemnitee’s position.

REMAINDER OF PAGE INTENTIONALLY BLANK

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be signed.
ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST, on behalf its series AZL Morgan Stanley Global Real Estate Fund
By: /s/ Brian Muench
Brian Muench
President

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST, on behalf its series AZL S&P 500 Index Fund
By: /s/ Brian Muench
Brian Muench
President

With respect to Section 8 of this Agreement only:

ALLIANZ INVESTMENT MANAGEMENT LLC

By: /s/ Brian Muench
Brian Muench
President and Managing Director

PART B:
STATEMENT OF ADDITIONAL INFORMATION

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Morgan Stanley Global Real Estate Fund
AZL S&P 500 Index Fund
5701 Golden Hills Drive
Minneapolis, MN 55416-1297
1-800-624-0197

STATEMENT OF ADDITIONAL INFORMATION
[July ___, 2020]

Acquired Fund	Acquiring Fund
AZL Morgan Stanley Global Real Estate Fund	AZL S&P 500 Index Fund

This Statement of Additional Information (“SAI”) relates to the proposed reorganization (“Reorganization”) of the Acquired Fund identified above with and into the Acquiring Fund identified above. Each Fund is a series of the Allianz Variable Insurance Products Trust (the “Trust”). This SAI contains information which may be of interest to shareholders of the Acquired Funds but which is not included in the combined Proxy Statement/Prospectus dated [July ___, 2020] (the “Proxy Statement/Prospectus”) which relates to the Reorganization. As described in the Proxy Statement/Prospectus, the Reorganization would involve the transfer of all the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Acquired Fund by the Acquiring Fund. The Acquired Fund will distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund. This SAI is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus. The Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the Funds at Allianz Variable Insurance Products Trust, 5701 Golden Hills Drive, Minneapolis, MN 55416-1297, or by calling, toll free, 1-800-624-0197.

TABLE OF CONTENTSPAGE
Additional Information About the Acquired Fund and Acquiring Fund	2
Independent Registered Public Accounting Firm	2
Financial Statements	2
Exhibit I – Statement of Additional Information of the Funds	3

The Allianz Variable Insurance Products Trust ♦SAI♦ [July ___, 2020]
1

Additional Information About the Acquired Fund and Acquiring Fund
Attached hereto as Appendix A is the Statement of Additional Information of the Funds dated May 1, 2020, as supplemented to date.
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, NY 10017, is the independent registered public accounting firm for the Trust. PwC provides audit services, tax return preparation and assistance, and audit related services in connection with certain SEC filings for the Trust.
The Report of Independent Registered Public Accounting Firm, Financial Highlights and Financial Statements included in the Acquired Fund’s and Acquiring Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2019 are incorporated by reference into this SAI.
The audited financial statements for the Acquired Fund and the Acquiring Fund included in its Annual Report to Shareholders for the fiscal year ended December 31, 2019 and incorporated by reference into this SAI have been so included and incorporated in reliance upon the reports of PwC, given on their authority as experts in auditing and accounting.
Financial Statements
Pro forma financial statements for the Reorganization are not included because the net asset value of the Acquired Fund, $74,188,802, does not exceed ten percent of the Acquiring Fund’s net asset value, $2,444,924,205, at June 1, 2020.
The Allianz Variable Insurance Products Trust ♦SAI♦ [July ___, 2020]
2

EXHIBIT I – STATEMENT OF ADDITIONAL INFORMATION OF THE FUNDS

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
(THE “TRUST”)
Statement of Additional Information dated May 1, 2020
AZL® DFA Five-Year Global Fixed Income Fund
AZL® DFA International Core Equity Fund
AZL® DFA U.S. Core Equity Fund
AZL® DFA U.S. Small Cap Fund
AZL® Enhanced Bond Index Fund
AZL® Fidelity Institutional Asset Management® Multi-Strategy Fund, Class 1 and Class 2
AZL® Fidelity Institutional Asset Management® Total Bond Fund, Class 1 and Class 2
AZL® Gateway Fund
AZL® Government Money Market Fund

AZL® International Index Fund, Class 1 and Class 2
AZL® MetWest Total Return Bond Fund
AZL® Mid Cap Index Fund, Class 1 and Class 2
AZL® Moderate Index Strategy Fund
AZL® Morgan Stanley Global Real Estate Fund, Class 1 and Class 2
AZL® MSCI Emerging Markets Equity Index Fund, Class 1 and Class 2
AZL® MSCI Global Equity Index Fund, Class 1 and Class 2
AZL® Russell 1000 Growth Index Fund, Class 1 and Class 2
AZL® Russell 1000 Value Index Fund, Class 1 and Class 2
AZL® S&P 500 Index Fund, Class 1 and Class 2
AZL® Small Cap Stock Index Fund, Class 1 and Class 2
AZL® T. Rowe Price Capital Appreciation Fund

This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus for the Trust dated May 1, 2020, which may be supplemented from time to time. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus and Shareholder Reports may be obtained without charge, upon request, by writing the Trust at 4400 Easton Commons, Suite 200, Columbus, Ohio 43219, or by calling toll free 1-800-624-0197.
This Statement of Additional Information may contain information on Funds not available under your Contract. Please refer to your Contract prospectus for information regarding the investment options available to you.

TABLE OF CONTENTS
The Trust	5
Investment Strategies and Policies	5
The Funds	5
ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES	6
Asset-Backed Securities	6
Asset-Based Securities	7
Bank Loans	7
Bank Obligations	8
Commercial Paper	9
Common Stocks	10
Contracts for Difference ("CFDs")	10
Convertible Securities	10
Corporate Debt Securities	11
Delayed Funding Loans
and Revolving Credit Facilities	12
Derivative Instruments	13
Distressed Securities	13
Event-Linked Exposure	14
Exchange Traded Notes (“ETNs”)	14
Foreign Currency Options and Futures Transactions	15
Foreign Securities	16
Forward Foreign Currency Exchange Contracts	20
Futures	21
Futures and Options Investment Risks	22
Guaranteed Investment Contracts	22
Limited Partnership Interests	26
Illiquid Securities	26
Inflation-Indexed Bonds	26
Inflation-Indexed Securities	26
Initial Public Offerings	26
Investment Company Securities	26
Lending of Portfolio Securities	26
Loan Participations and Assignments	26
Mortgage-Related Securities	26
Options	27
Preferred Stocks	27
Private Investments in Public Equity	28
Real Estate Investment Trusts (“REITs”)	29
Repurchase Agreements	29
Reverse Repurchase Agreements
and Dollar Roll Agreements	30
Risks of Techniques Involving Leverage	30
Short Sales Against the Box	31
Small Company Stocks	32
Special Situation Companies	32
Structured Notes	33
The Allianz Variable Insurance Products Trust SAI May 1, 2020

Swap Agreements	33
Taxable and Tax-Exempt Municipal Securities	33
U.S. Government Obligations	34
Variable and Floating Rate Demand
and Master Demand Notes	34
Warrants and Rights	35
When-Issued and Delayed Delivery Securities	35
Zero Coupon and Pay-In-Kind Securities	35
A
AZL MidCap Index Fund and
AZL Russell 1000 Growth Index Fund –
Investments in Privately Placed Securities	37
Investment Restrictions	37
Portfolio Turnover	39
Other Fund Policies	40
Disclosure of Portfolio Holdings	40
Additional Purchase and Redemption Information	41
Net Asset Value	42
Valuation of the government Money Market Fund	42
Valuation of the Non-Money Market Funds	42
Redemption in Kind	43
Management of the Trust	43
Trustees and Officers	43
Trustee Holdings	52
Control Persons and Principal Holders of Securities	53
The Manager	54
The Subadvisers	58
BlackRock Advisors, LLC	61
BlackRock Financial Management, Inc.	62
BlackRock Investment Management, LLC	62
Dimensional Fund Advisors LP	62
FIAM LLC/Geode Capital Management, LLC	62
Gateway Investment Advisers, LLC	62
Metropolitan West Asset Management, LLC	62
Morgan Stanley Investment Management Inc.	62
T. Rowe Price Associates, Inc.	63
Other Managed Accounts	63
Potential Material Conflicts of Interest	67
Portfolio Manager Compensation	68
Portfolio Manager Ownership of
The Allianz Variable Insurance Products Trust SAI May 1, 2020

Securities in the Funds	86
Affiliated Persons	86
Portfolio Transactions	87
Affiliated Brokers	88
Administrator and Fund Accountant	93
Distributor	95
Custodian	97
Transfer Agent	97
Securities Lending	97
Independent Registered Public Accounting Firm	100
Legal Counsel	100
Codes of Ethics	101
Licensing Arrangements	101
Additional Information	103
Description of Shares	103
Vote of a Majority of the Outstanding Shares	104
Additional Tax Information	105
Performance Information	108
Yields of the government Money Market Fund	108
Yields of the Non-Money Market Funds	108
Calculation of Total Return	109
Miscellaneous	109
Financial Statements	110
Proxy Voting Policies and Procedures	110
Appendix A	110
Commercial Paper Ratings	110
Corporate and Long-Term Debt Ratings	112
Appendix B – Proxy Voting Policies	115
Allianz Variable Insurance Products Trust	115
Allianz Variable Insurance Products
Fund of Funds Trust	117
Allianz Investment Management LLC	100
BlackRock	125
Dimensional	142
FIAM LLC	150
Geode Capital Management, LLC	168
Gateway Investment Advisers, LLC	177
Metropolitan West Asset Management, LLC	179
Morgan Stanley Investment Management	136
T. Rowe Price Associates, Inc.	205

The Allianz Variable Insurance Products Trust SAI May 1, 2020

THE TRUST

The Trust is an open-end investment management company organized in July 1999 as a Delaware business trust comprised of 21 separate investment portfolios, which are classified as “diversified” within the meaning of the 1940 Act.  The Trust currently offers 20 variable net asset value funds and one government money market fund.
The Trust was established exclusively for the purpose of providing investment vehicles for variable annuity contracts and variable life insurance policies (the “Contracts”) offered by the separate accounts of various life insurance companies (the “Participating Insurance Companies”). Shares of the Trust are not offered to the general public but solely to such separate accounts (the “Separate Accounts”).
Much of the information contained in this Statement of Additional Information (“SAI”) expands upon subjects discussed in the Prospectus of the Trust described above. Capitalized terms not defined herein are defined in the Prospectus. No investment in shares of a Fund should be made without first reading the Trust’s Prospectus.

INVESTMENT STRATEGIES AND POLICIES

THE FUNDS

AZL DFA Five-Year Global Fixed Income Fund
AZL DFA International Core Equity Fund
AZL DFA U.S. Core Equity Fund
AZL DFA U.S. Small Cap Fund
AZL Enhanced Bond Index Fund
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund
AZL Fidelity Institutional Asset Management® Total Bond Fund
AZL Gateway Fund
AZL Government Money Market Fund
AZL International Index Fund
AZL MetWest Total Return Bond Fund
AZL Mid Cap Index Fund
AZL Moderate Index Strategy Fund
AZL Morgan Stanley Global Real Estate Fund
AZL MSCI Emerging Markets Equity Index Fund
AZL MSCI Global Equity Index Fund
AZL Russell 1000 Growth Index Fund
AZL Russell 1000 Value Index Fund
AZL S&P 500 Index Fund
AZL Small Cap Stock Index Fund
AZL T. Rowe Price Capital Appreciation Fund

Temporary, Defensive Investments
As described in the Prospectus, each Fund may hold uninvested cash reserves or invest without limit in money market instruments (i.e., short-term debt instruments) for temporary defensive purposes when the Manager or Subadviser has determined that market or economic conditions so warrant.
These debt obligations may include U.S. Government securities; certificates of deposit, bankers’ acceptances and other short-term debt obligations of banks with total assets of at least $100,000,000; debt obligations of corporations (corporate bonds, debentures, notes and other similar corporate debt instruments); variable and floating rate demand and master demand notes; commercial paper; and repurchase agreements with respect to securities in which the Fund is authorized to invest. (See “Additional Information on Portfolio Instruments and Investment Policies – Bank Obligations,” “– Commercial Paper,” “– Variable and Floating Rate Demand and Master Demand Notes,” “– U.S. Government Obligations,”  “– Corporate Debt Securities” and “– Repurchase Agreements”).
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Specific Non-Fundamental Investment Restrictions
In addition to the information shown under “Additional Information on Portfolio Instruments and Investment Policies” and the information in the section “Investment Restrictions” in this SAI, the following sets forth specific non-fundamental investment restrictions for certain Funds.
AZL Morgan Stanley Global Real Estate Fund  – The Fund shall not concentrate its investment in any one industry, except that the Fund will invest more than 25% of its total assets in the real estate industry and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.  The Fund shall not write, purchase or sell puts, calls or combinations thereof, except that the Fund may (a) write covered or fully collateralized call options, write secured put options, and enter into closing or offsetting purchase transactions with respect to such options, (b) purchase and sell options to the extent that the premiums paid for all such options owned at any time do not exceed 10% of its total assets and (c) engage in transactions in futures contracts and options on futures contracts transactions provided that such transactions are entered into for bona fide hedging purposes (or meet certain conditions as specified in regulations of the Commodities Futures Trading Commission), and provided further that the aggregate initial margin and premiums do not exceed 5% of the fair market value of the Fund’s total assets.  The Fund may not make short sales of securities, unless at the time of the sale it owns or has the right to acquire an equal amount of such securities; provided that this prohibition does not apply to the writing of options or the sale of forward contracts, futures contracts, foreign currency futures contracts or related options.
AZL S&P 500 Index Fund – The Fund may not: (i) engage in arbitrage transactions, (ii) purchase warrants (other than those acquired by the Fund in units or attached to securities), (iii) sell securities short, but may sell securities short against the box, or (iv) invest more than 10% of its total assets in the securities of any single issuer or hold more than 20% of the voting securities of any single issuer.
AZL Small Cap Stock Index Fund – The Fund may not: (i) engage in arbitrage transactions, (ii) purchase warrants (other than those acquired by the Fund in units or attached to securities), (iii) sell securities short, but may sell securities short against the box, or (iv) invest more than 10% of its total assets in the securities of any single issuer or hold more than 20% of the voting securities of any single issuer.
AZL T. Rowe Price Capital Appreciation Fund – The Fund may not sell short more than 5% of its total assets. The Fund may not invest 25% or more of its investments in the securities of issuers primarily engaged in any particular industry group. The Fund will not purchase an option if the purchase would cause the total premiums (at market) of all options then owned to exceed 5% of the Fund‘s total assets. The Fund will not sell covered calls if the transaction would cause the total premiums (at market) of all covered calls then written to exceed 25% of the Fund‘s total assets.

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND
INVESTMENT POLICIES

The Funds invest in a variety of securities and employ a number of investment techniques that involve certain risks. The Prospectus for the Funds highlights the principal investment strategies, investment techniques, and risks for each Fund. As noted in the Prospectus, the Funds may also employ other investment practices and may be subject to other risks, which are described below.  Because the following is a combined description of the investment strategies of all of the Funds, certain matters described in this section may not apply to your Fund or Funds.  Unless a strategy or policy described below is specifically prohibited or limited by the investment restrictions discussed in the Prospectus or in this SAI, or by applicable law, the Fund may engage in each of the practices described below without limit.
ASSET-BACKED SECURITIES
Asset-backed securities are securities backed by home equity loans, installment sale contracts, credit card receivables or other assets. Asset-backed securities are “pass-through” securities, meaning that principal and interest payments-net of expenses-made by the borrower on the underlying assets (such as credit card receivables) are passed through to a Fund. The value of asset-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed income securities because of their potential for prepayment. The price paid by a Fund for its asset-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the
The Allianz Variable Insurance Products Trust SAI May 1, 2020

asset-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that a Fund purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income, which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a longer-term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than shorter-term securities, maturity extension risk could increase the volatility of the Fund. When interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.
ASSET-BASED SECURITIES
Certain Funds may invest in debt, preferred or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. These securities are referred to as “asset-based securities.” Generally, a Fund will purchase asset-based securities that are rated, or are issued by issuers that have outstanding debt obligations rated, investment grade (for example, AAA, AA, A or BBB by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”), or Baa by Moody’s Investors Service, Inc. (“Moody’s”) or commercial paper rated A-1 by S&P or Prime-1 by Moody’s) or by issuers that the Subadviser has determined to be of similar creditworthiness. A Fund may purchase asset-based securities that are below investment grade. Obligations ranked in the fourth highest rating category, while considered “investment grade,” may have certain speculative characteristics and may be more likely to be downgraded than securities rated in the three highest rating categories. If an asset-based security is backed by a bank letter of credit or other similar facility, the Subadviser may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which a Fund may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, a Fund generally would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.
BANK LOANS
A Fund may invest in bank loans. Bank loans are generally non-investment grade floating rate instruments. Usually, they are freely callable at the issuer’s option. Certain Funds may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions (“Lenders”). A Fund may invest in such Loans in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans from third parties (“Assignments”). A Fund considers these investments to be investments in debt securities for purposes of its investment policies. Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loans, nor any rights of setoff against the borrower, and the Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling the Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Fund’s manager to be creditworthy. When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan, and will not have exposure to a counterparty’s credit risk. The Funds may enter into Participations and Assignments on a forward commitment or “when-issued” basis, whereby a Fund would agree to purchase a Participation or Assignment at set terms in the future.
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A Fund may have difficulty disposing of Assignments and Participations. In certain cases, the market for such instruments is not highly liquid, and therefore the Fund anticipates that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Fund’s ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Assignments and Participations may be considered illiquid. To the extent that liquid Assignments and Participations that a Fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase.
Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Fund may not recover its investment or recovery may be delayed.
The Loans in which the Fund may invest are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a Loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.
Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position. The Funds may invest in leveraged inverse floating rate debt instruments.
BANK OBLIGATIONS
Funds may invest in bank obligations consisting of bankers’ acceptances, certificates of deposit and time deposits.
Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers’ acceptances invested in by the Funds will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).
Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and time deposits will be those of domestic and foreign banks and savings and loan associations if (a) at the time of investment, the depository or institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.
Certain Funds may also invest in Eurodollar certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Yankee certificates of deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States; Eurodollar time deposits (“ETDs”) which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or foreign bank; and Canadian time deposits, which are basically the same as ETDs, except they are issued by Canadian offices of major Canadian banks.
Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues.
COLLATERALIZED DEBT OBLIGATIONS
The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high risk, below investment grade
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fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. Collateralized mortgage obligations (“CMOs”) are another type of CDO in which some Funds may invest. For more information on CMOs, see the discussion under “Mortgage-Related Securities” later in this section.
For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities. However, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information, CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
COLLATERALIZED MORTGAGE OBLIGATIONS
Mortgage-related securities in which the Funds may invest may also include collateralized mortgage obligations (“CMOs”). CMOs are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, certificates issued by government-related guarantors, including GNMA, FNMA and FHLMC, together with certain funds and other collateral. Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FNMA or FHLMC, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of the CMOs typically have no significant assets other than those pledged as collateral for the obligations.
CMOs are issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the mortgage loans or the mortgage assets underlying the CMOs may cause some or all of the classes of CMOs to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs on a monthly basis.
The principal of and interest on the mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as “sequential pay” CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.
Additional structures of CMOs include, among others, “parallel pay” CMOs. Parallel pay CMOs are those, which are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.
COMMERCIAL PAPER
The Funds and certain of the Underlying Funds may invest in commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.
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Certain Funds may invest in commercial paper rated in any rating category or not rated by a Nationally Recognized Statistical Rating Organization (“NRSRO”). In general, investment in lower-rated instruments is riskier than investment in instruments in higher-rated categories. For a description of the rating symbols of each NRSRO, see Appendix A. The Funds may also invest in U.S. dollar denominated commercial paper, including U.S. dollar denominated commercial paper issued by a Canadian corporation or issued by a European-based corporation.
COMMON STOCKS
Certain Funds may invest in equity securities including common stocks. Common stocks are the most prevalent type of equity security. Common stockholders receive the residual value of the issuer’s earnings and assets after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.
CONTRACTS FOR DIFFERENCE ("CFDS")
A Fund may invest in CFDs. A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument's value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer's initiative. The seller of the CFD will simply match the exposure of the underlying instrument in the open market and the parties will exchange whatever payment is due.
As is the case with owning any financial instrument, there is the risk of loss associated with buying a CFD. For example, if the Fund buys a long CFD and the underlying security is worth less at the end of the contract, the Fund would be required to make a payment to the seller and would suffer a loss. Also, there may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is based on the liquidity of the underlying instrument. A further risk is that adverse movements in the underlying security will require the buyer to post additional margin. CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of the Fund's shares, may be reduced. The Fund will not enter into a CFD transaction that is inconsistent with its investment objective, policies and strategies.
CONVERTIBLE SECURITIES
Certain Funds may invest in convertible securities. Convertible securities give the holder the right to exchange the security for a specific number of shares of common stock, the cash value of common stock or some other equity security. Convertible securities include convertible preferred stocks, convertible bonds, notes and debentures, and other securities. Convertible securities typically involve less credit risk than common stock of the same issuer because convertible securities are “senior” to common stock – i.e., they have a prior claim against the issuer’s assets. Convertible securities generally pay lower dividends or interest than non-convertible securities of similar quality. They may also reflect changes in the value of the underlying common stock.
Certain Funds may invest in synthetic convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund's investments in synthetic convertible securities will be consistent with the Fund's investment objectives and investment strategies, including any limitations imposed on the credit quality of the Fund's permissible investments, and upon the Fund’s investments in illiquid securities.
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CORPORATE DEBT SECURITIES
Depending upon the prevailing market conditions, the Subadviser may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value the yield will be lower than the coupon rate. Such obligations, in the case of debentures will represent unsecured promises to pay, and in the case of notes and bonds, may be secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance.
Certain Funds may invest in securities, which are rated in the fourth highest rating group assigned by an NRSRO (e.g., securities rated BBB by S&P or Baa by Moody’s) or lower, or, if not rated, are of comparable quality as determined by the Subadviser. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. A split rated security, i.e., rated in the fourth highest category by one NRSRO and also rated below the fourth highest category by another NRSRO, may be considered to fall in the higher category.
As with other fixed-income securities, debt securities are subject to credit risk and market risk. Market risk relates to changes in a security’s value as a result of changes in interest rates. Credit risk relates to the ability of an issuer to make payments of principal and interest. Fixed income securities with ratings below Baa (Moody’s) or BBB (S&P) are considered below investment grade and are commonly referred to as high yield or “junk” bonds and are considered by Moody’s to have speculative characteristics.
Lower rated securities (“junk” bonds) generally offer higher interest payments because the company that issues the bond – the issuer – is at greater risk of default (failure to repay the bond). This may be because the issuer is small or new to the market, the issuer has financial difficulties, or the issuer has a greater amount of debt.
Some risks of investing in lower rated securities include:

Greater credit risk – Because of their more precarious financial position, issuers of high yield bonds may be more vulnerable to changes in the economy or to interest rate changes that might affect their ability to repay debt.

Reduced liquidity – There may be fewer investors willing to buy high yield bonds than there are for higher rated, investment grade securities. Therefore, it may be more difficult to sell these securities or to receive a fair market price for them.

Particular types of lower rated securities may present special concerns. The prices of payment-in-kind or zero-coupon securities react more strongly to changes in interest rates than the prices of other debt securities. Some lower rated securities in which a Fund may invest may be subject to redemption or call provisions that may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that such Fund may be required to reinvest redemption or call proceeds during a period of relatively low interest rates.
The credit ratings issued by Moody’s and S&P are subject to various limitations. For example, while such ratings evaluate credit risk, they ordinarily do not evaluate the market risk of debt securities. In certain circumstances, the ratings may not reflect in a timely fashion adverse developments affecting an issuer. For these reasons, Subadviser typically may conduct their own independent credit analysis of such securities.
CREDIT DEFAULT SWAPS
Certain Funds may also enter into credit default swap agreements. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.
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Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund's obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Fund's exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund's portfolio. Such segregation or “earmarking” will not limit the Fund's exposure to loss.
Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the ability of the Subadviser correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid, and thus subject to a Fund’s limitation on illiquid investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Subadviser will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund’s repurchase agreement guidelines. Certain positions adopted by the Internal Revenue Service may limit the Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap market and the laws relating to swaps, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements, to realize amounts to be received under such agreements, or to enter into swap agreements, or could have adverse tax consequences.
DELAYED FUNDING LOANS AND REVOLVING CREDIT FACILITIES
Certain Funds may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate or “earmark” assets, determined to be liquid in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments.
Certain Funds may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Funds may classify delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Funds’ limitation on illiquid investments. For a further discussion of the risks involved in investing in Loan Participations and other forms of direct indebtedness see “Loan Participations and Assignments.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loan Participations and Assignments.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.
DEPOSITARY RECEIPTS
For many foreign securities, U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent an interest in the securities of a foreign issuer deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all of the risk inherent in investing in the securities of
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foreign issuers. However, by investing in ADRs rather than directly in foreign issuers’ stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the United States for many ADRs. Certain Funds may also invest in EDRs and GDRs, which are receipts evidencing an arrangement with European and other banks similar to that for ADRs and are designed for use in European and other securities markets. EDRs and GDRs are not necessarily denominated in the currency of the underlying security.
Certain depositary receipts, typically those categorized as unsponsored, require the holders to bear most of the costs of such facilities while issuers of sponsored facilities normally pay more of the costs. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.
DERIVATIVE INSTRUMENTS
Certain Funds may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as “futures”), options on futures contracts, stock index options, forward currency contracts and swaps, to hedge a Fund’s portfolio or for risk management or for any other permissible purposes consistent with that Fund’s investment objective. Derivative instruments are securities or agreements whose value is based on the value of some underlying asset (e.g., a security, currency or index) or the level of a reference index.
Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.
Generally, any Fund that invests in derivative instruments is required to segregate cash and/or liquid securities to the extent that its obligations under the instrument are not otherwise “covered” through ownership of the underlying security, financial instrument, or currency.  As an investment company registered with the SEC, the Trust is subject to the federal securities laws, the 1940 Act, related regulations, and published positions of the SEC and the staff of the SEC.  Further, in accordance with these positions, with respect to certain kinds of derivatives, the Trust must “set aside” (sometimes referred to as “asset segregation”) liquid assets or engage in other SEC or SEC staff approved measures while the derivative contracts are still open.  For example, with respect to forward contracts and futures that are not legally required to “cash settle,” the Trust must cover the open position by setting aside liquid assets in an amount equal to the contract’s full notional value.  With respect to forward contracts and futures that are required to “cash settle,” however, the Trust is permitted to set aside liquid assets in an amount equal to the Trust’s daily marked to market (net) obligation, if any, (in other words, the Trust’s daily net liability, if any) rather than the notional value.
DISTRESSED SECURITIES
A Fund may invest in securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or in risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are in the judgment of the Subadviser of equivalent quality (“Distressed Securities”). Investment in Distressed Securities is speculative and involves significant risks. A Fund may make such investments when the Subadviser believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities in return for the Distressed Securities. However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that a Fund will receive any interest payments on the Distressed Securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed and the Fund may be
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required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in distressed securities, the Fund’s ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Fund, there can be no assurance that the securities or other assets received by a Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or no value. Moreover, any securities received by a Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if a Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities. To the extent that a Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor. Except to the extent otherwise permitted by a Fund’s prospectus or SAI, a Fund will not make investments for the purpose of exercising day-to-day management of any issuer’s affairs.
EVENT-LINKED EXPOSURE
Certain Funds may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps,” or implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the nonoccurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose a Fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.
EXCHANGE-TRADED FUNDS
The Funds may invest in investment companies in the form of various exchange-traded funds (“ETFs”), subject to the Fund’s investment objectives, policies, and strategies as described in the Prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of ETFs include:

“SPDRs” (S&P’s Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index’s underlying investment portfolio, less any trust expenses.

“Qubes” (QQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies quoted through Nasdaq. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

“iShares” which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.
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“HOLDRs” (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a Fund can hold the group of stocks as one asset or unbundle the stocks and trade them separately, according to the Fund’s investment strategies.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry, sector or index. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs can generate brokerage expenses.
EXCHANGE-TRADED NOTES (“ETNS”)
Certain Funds may invest in ETNs. ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.
The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.
Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.
FOREIGN CURRENCY OPTIONS AND FUTURES TRANSACTIONS
Certain Funds may invest in foreign currency options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of an option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.
A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. The Funds may invest in foreign currency options as a means to hedge against currency risk for other foreign currency denominated investments. While purchasing a foreign currency option can protect against an adverse movement in the value of a foreign currency, it does not limit the gain, which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against the decline of the value of the currency, it would not have to exercise its put. Similarly, if a Fund has entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of the purchase and the settlement date, the Fund would not have to exercise its call, but could acquire in the spot market the amount of foreign currency needed for settlement.
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Certain Funds may invest in foreign currency futures transactions. As part of its financial futures transactions, the Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the Fund may be able to achieve many of the same objectives it may achieve through forward foreign currency exchange contracts more effectively and possibly at a lower cost. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery, and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.
FOREIGN SECURITIES
Certain Funds may invest in securities of foreign issuers. Investing in foreign securities (including through the use of depositary receipts) involves certain special considerations which are not typically associated with investing in United States securities. Since investments in foreign companies will frequently involve currencies of foreign countries, and since a Fund may hold securities and funds in foreign currencies, a Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, and political, economic or social instability, which could affect investments in those countries. Foreign securities, such as those purchased by a Fund, may be subject to foreign government taxes, higher Custodian fees, higher brokerage costs and dividend collection fees, which could reduce the yield on such securities.
Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.
Many European countries have adopted a single European currency, commonly referred to as the “euro.” The long-term consequences of the euro conversion on foreign exchange rates, interest rates and the value of European securities, all of which may adversely affect the Fund(s), are still uncertain. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of Fund investments. In addition, the United Kingdom has voted to withdraw from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.
Securities of companies with a foreign jurisdiction of legal organization may be deemed domestic securities if they are either headquartered in the U.S., their equity securities (or ADRs) trade primarily in the U.S., or their total revenues are derived primarily from the U.S.
INVESTMENT IN COMPANIES IN DEVELOPING COUNTRIES/EMERGING MARKETS
Certain Funds may invest from time to time in companies in developing countries as well as in developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of industrialization.
Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets, which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.
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The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. For example, certain countries, including, but not limited to, China, Indonesia, Malaysia, the Philippines, Thailand, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.
The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund. Similarly, volume and liquidity in the bond markets in developing countries are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in developing countries’ securities markets may represent a disproportionately large percentage of market capitalization and trading volume. The limited liquidity of securities markets in developing countries may also affect a Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, a Fund’s ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its net assets in illiquid securities. Conversely, the Fund’s inability to dispose fully and promptly of positions in declining markets will cause the Fund’s net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, securities markets in developing countries are susceptible to being influenced by large investors trading significant blocks of securities.
Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund’s investments in those countries and the availability to the Fund of additional investments in those countries. In addition, developing countries may have or enact restrictions on the right of foreign investors to repatriate their capital and to remit profits abroad.
Economies of developing countries may differ favorably or unfavorably from the United States’ economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
Certain developing countries may not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years. Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.
Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.
RISKS OF INVESTING IN CHINA
Investments in Chinese securities, including certain Hong Kong-listed securities, are subject to risks specific to China. The Chinese economy is subject to a considerable degree of economic, political and social instability. Investments in certain Hong Kong-listed securities subject investors to exposure to Chinese companies.
Political and Social Risk. The Chinese government is authoritarian and has periodically used force to suppress civil dissent. Disparities of wealth and the pace of economic liberalization may lead to social turmoil, violence and labor unrest. In addition, China continues to experience disagreements related to integration with Hong Kong and religious and nationalist disputes in Tibet and Xinjiang. There is also a greater risk in China than in many other countries of currency fluctuations, currency nonconvertibility, interest rate fluctuations and higher rates of inflation as a result of internal social unrest or conflicts with other countries. Unanticipated political or social developments may result in sudden and significant investment losses. China’s growing income inequality, rapidly aging population and significant environmental issues also are factors that may affect the Chinese economy.
Government Control and Regulations. The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy and
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develop market mechanisms. There can be no assurance these reforms will continue or that they will be effective. Despite recent reform and privatizations, government control over certain sectors or enterprises and significant regulation of investment and industry is still pervasive, including restrictions on investment in companies or industries deemed to be sensitive to particular national interests, and the Chinese government may restrict foreign ownership of Chinese corporations and/or the repatriation of assets by foreign investors. Limitations or restrictions on foreign ownership of securities may have adverse effects on the liquidity and performance of investments, and could lead to higher tracking error. Chinese government intervention in the market may have a negative impact on market sentiment, which may in turn affect the performance of the Chinese economy and the investments. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies that may be connected to governmental influence, lack of publicly-available information and/or political and social instability.
Infectious Illness Risk. From time to time and as recently as January 2020, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect investments.
Economic Risk. The Chinese economy has grown rapidly in the recent past and there is no assurance that this growth rate will be maintained. In fact, the Chinese economy may experience a significant slowdown as a result of, among other things, a deterioration in global demand for Chinese exports, as well as contraction in spending on domestic goods by Chinese consumers. In addition, China may experience substantial rates of inflation or economic recessions, which would have a negative effect on its economy and securities market. Delays in enterprise restructuring, slow development of well-functioning financial markets and widespread corruption have also hindered performance of the Chinese economy. China continues to receive substantial pressure from trading partners to liberalize official currency exchange rates. Reduction in spending on Chinese products and services, institution of additional tariffs or other trade barriers (including as a result of heightened trade tensions between China and the U.S. or in response to actual or alleged Chinese cyber activity) or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy and the Chinese issuers of securities. For example, the U.S. has added certain foreign technology companies to the U.S. Department of Commerce’s Bureau of Industry and Security’s “Entity List,” which is a list of companies believed to pose a national security risk to the U.S. Actions like these may have unanticipated and disruptive effects on the Chinese economy. Any such response that targets Chinese financial markets or securities exchanges could interfere with orderly trading, delay settlement or cause market disruptions.
Expropriation Risk. The Chinese government maintains a major role in economic policymaking and investing in China involves risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.
Security Risk. China has strained international relations with Taiwan, India, Russia and other neighbors due to territorial disputes, historical animosities, defense concerns and other security concerns. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities. Relations between China’s Han ethnic majority and other ethnic groups in China, including Tibetans and Uighurs, are also strained and have been marked by protests and violence. These situations may cause uncertainty in the Chinese market and may adversely affect the Chinese economy. In addition, conflict on the Korean Peninsula could adversely affect the Chinese economy.
Chinese Equity Markets. Chinese market securities include H-shares (securities of companies incorporated in the People’s Republic of China (“PRC”) that are denominated in Hong Kong dollars and listed on the Stock Exchange of Hong Kong), A-shares (securities of companies incorporated in the PRC that are denominated in renminbi and listed on the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange (“SZSE”)), B-shares (securities of companies incorporated in the PRC that are denominated in U.S. dollars (in the case of the SSE) or Hong Kong dollars (in the case of the SZSE) and listed on the SSE and the SZSE), Hong Kong listed securities known as Red-Chips (securities issued by companies incorporated in certain foreign jurisdictions, which are controlled, directly or indirectly, by entities owned by the national government or local governments in the PRC and derive substantial revenues from or allocate substantial assets in the PRC), and P-Chips (securities issued by companies incorporated in certain foreign jurisdictions, which are controlled, directly or indirectly, by individuals in the PRC and derive substantial revenues from or allocate substantial assets in the PRC). The issuance of B-shares and H-shares by Chinese companies and the ability to obtain a “back-door listing” through Red-Chips or P-Chips is still regarded by the Chinese authorities as an experiment in economic reform. “Back-
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door listing” is a means by which a mainland Chinese company issues Red-Chips or P-Chips to obtain quick access to international listing and international capital. All of these share mechanisms are relatively untested and subject to political and economic policies in China.
Hong Kong Political Risk. Hong Kong reverted to Chinese sovereignty on July 1, 1997 as a Special Administrative Region (SAR) of the PRC under the principle of “one country, two systems.” Although China is obligated to maintain the current capitalist economic and social system of Hong Kong through June 30, 2047, the continuation of economic and social freedoms enjoyed in Hong Kong is dependent on the government of China. Since 1997, there have been tensions between the Chinese government and many people in Hong Kong who perceive China as tightening of control over Hong Kong’s semi-autonomous liberal political, economic, legal, and social framework. Recent protests and unrest have increased tensions even further. Due to the interconnected nature of the Hong Kong and Chinese economies, this instability in Hong Kong may cause uncertainty in the Hong Kong and Chinese markets. In addition, the Hong Kong dollar trades at a fixed exchange rate in relation to (or, is “pegged” to) the U.S. dollar, which has contributed to the growth and stability of the Hong Kong economy. However, it is uncertain how long the currency peg will continue or what effect the establishment of an alternative exchange rate system would have on the Hong Kong economy.
RISKS OF INVESTING IN JAPAN
Japan may be subject to political, economic, nuclear, and labor risks, among others. Any of these risks, individually or in the aggregate, can impact an investment made in Japan.
Economic Risk. The growth of Japan’s economy has recently lagged that of its Asian neighbors and other major developed economies. Since 2000, Japan’s economic growth rate has generally remained low relative to other advanced economies, and it may remain low in the future. The Japanese economy is heavily dependent on international trade and has been adversely affected in the past by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan is also heavily dependent on oil and other commodity imports, and higher commodity prices could therefore have a negative impact on the Japanese economy.
Political Risk. Historically, Japan has had unpredictable national politics and may experience frequent political turnover. Future political developments may lead to changes in policy that might adversely affect Japanese investments. In addition, China has become an important trading partner with Japan. Japan’s political relationship with China, however, is strained and delicate. Should political tension increase, it could adversely affect the Japanese economy and destabilize the region as a whole.
Large Government and Corporate Debt Risk. The Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, overleveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. These issues may cause a slowdown of the Japanese economy.
Currency Risk. The Japanese yen has fluctuated widely at times, and any increase in its value may cause a decline in exports that could weaken the Japanese economy. The Japanese government has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japanese intervention in the currency markets could cause the value of the yen to fluctuate sharply and unpredictably and could cause losses to investors.
Nuclear Energy Risk. The nuclear power plant catastrophe in Japan in March 2011 may have long-term effects on the Japanese economy and its nuclear energy industry, the extent of which are currently unknown.
Labor Risk. Japan has an aging workforce and has experienced a significant population decline in recent years. Japan’s labor market appears to be undergoing fundamental structural changes, as a labor market traditionally accustomed to lifetime employment adjusts to meet the need for increased labor mobility, which may adversely affect Japan’s economic competitiveness.
Geographic Risk. Natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, could occur in Japan or surrounding areas and could negatively affect the Japanese economy.
Security Risk. Japan’s relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns. Most recently, the Japanese government has shown concern over the increased nuclear and military activity by North Korea and China. Strained relations may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy, particularly in times of crisis.
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Asian Economic Risk. Many Asian economies have experienced rapid growth and industrialization in recent years, but there is no assurance that this growth rate will be maintained. Other Asian economies, however, have experienced high inflation, high unemployment, currency devaluations and restrictions, and over-extension of credit. Geopolitical hostility, political instability, and economic or environmental events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of the countries in which the Funds invest. Many Asian countries are subject to political risk, including political instability, corruption and regional conflict with neighboring countries. North Korea and South Korea each have substantial military capabilities, and historical tensions between the two countries present the risk of war. Escalated tensions involving the two countries and any outbreak of hostilities between the two countries, or even the threat of an outbreak of hostilities, could have a severe adverse effect on the entire Asian region. Certain Asian countries have developed increasingly strained relationships with the U.S., and if these relations were to worsen, they could adversely affect Asian issuers that rely on the U.S. for trade. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions. These risks, among others, may adversely affect the value of portfolio investments.
FOREIGN SOVEREIGN DEBT
Certain Funds may invest in sovereign debt obligations issued by foreign governments. To the extent that a Fund invests in obligations issued by developing or emerging markets, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiation, new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Certain Funds may invest in forward foreign currency exchange contracts. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.
Certain Funds may enter into forward foreign currency contracts in order to hedge against adverse movements in exchange rates between currencies. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds, as the case may be. By entering into a forward currency contract in United States dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, such Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. Additionally, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward currency sale contract to sell an amount of that foreign currency approximating the value of some or all of that Fund’s portfolio securities or other assets denominated in such foreign currency. Alternatively, when a Fund believes that a foreign currency will increase in value relative to the U.S. dollar, it may enter into a forward currency purchase contract to buy that foreign currency for a fixed U.S. dollar amount; however, this tends to limit potential gains, which might result from a positive change in such currency relationships.
Managers or Subadvisers have the flexibility to enter into such forward contracts when they determine that to do so is in the best interests of a Fund and may use foreign currency options and forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.  A Fund may use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions
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(position hedge). In addition, the Funds may cross hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Fund has or expects to have portfolio exposure. The Funds may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. A Fund’s entry into forward foreign currency exchange contract, as well as any use of cross or proxy hedging techniques will generally require the Fund to earmark or hold liquid securities or cash equal to the Fund’s obligations in a segregated account throughout the duration of the contract.  To the extent that the currency is not being used for hedging purposes, the Fund will segregate or “earmark” cash or assets determined to be liquid in an amount not less than the value of the Fund’s total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign security. If the value of the segregated securities declines, the Fund will add additional assets so that the amount is not less than the Fund’s commitments under the Contracts.
If the Fund retains the portfolio security and engages in an offsetting transaction by investing in a forward foreign currency contract. In these situations, gain or a loss will be incurred to the extent that there has been a movement in forward currency contract prices. If the Fund engages in an offsetting transaction it may subsequently enter into a new forward currency contract to sell the foreign currency. If forward prices decline during the period between the date on which a Fund enters into a forward currency contract for the sale of foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund would realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. The Funds will have to convert any holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies.
Some of the forward foreign currency exchange contracts may be classified as non-deliverable forwards (“NDF”). NDFs are cash-settled, short-term forward contracts that may be thinly traded or are denominated in non-convertible foreign currency, where the profit or loss at the time at the settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds. All NDFs have a fixing date and a settlement date. The fixing date is the date at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement date is the date by which the payment of the difference is due to the party receiving payment. NDFs are commonly quoted for time periods of one month up to two years, and are normally quoted and settled in U.S. dollars. They are often used to gain exposure to and/or hedge exposure to foreign currencies that are not internationally traded.
FUTURES
Certain Funds may enter into futures contracts. This investment technique is designed primarily to hedge against anticipated future changes in market conditions or foreign exchange rates which otherwise might adversely affect the value of securities which a Fund holds or intends to purchase. The technique may also be used for risk management or other permissible purposes. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contract, can attempt to secure better rates or prices for the Fund than might later be available in the market when it affects anticipated purchases.
The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price to sell or to purchase the underlying futures contract, upon exercising the option any time during the option period.
Futures transactions involve broker costs and may require segregation of liquid assets, such as cash, U.S. government securities or other liquid high-grade debt obligations to cover its performance under such contracts. A Fund may lose the expected benefit of futures contracts if interest rates, securities or foreign exchange rates move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if a Fund had not entered into any futures transactions. In addition, the value of a Fund’s futures positions may not prove to be perfectly or even highly correlated with its portfolio securities and foreign currencies, limiting a Fund’s ability to hedge effectively against interest rate, foreign exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.
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FUTURES AND OPTIONS INVESTMENT RISKS
A Fund will incur brokerage fees in connection with its futures and options transactions, and it will be required to segregate funds for the benefit of brokers as margin to guarantee performance of its futures and options contracts. In addition, while such contracts will be entered into to reduce certain risks, trading in these contracts entails certain other risks. Thus, while a Fund may benefit from the use of futures contracts and related options, unanticipated changes in interest rates may result in a poorer overall investment performance for that Fund than if it had not entered into any such contracts. Additionally, the skills required to invest successfully in futures and options may differ from skills required for managing other assets in the Fund’s portfolio.
GUARANTEED INVESTMENT CONTRACTS
A Guaranteed Investment Contract (“GIC”) is a pure investment product in which a life insurance company agrees, for a single premium, to pay the principal amount of a predetermined annual crediting (interest) rate over the life of the investment, all of which is paid at the maturity date. GICs typically guarantee the interest rate paid but not the principal.
HYBRID INSTRUMENTS
A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.
Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.
Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. Certain Funds will invest only in commodity-linked hybrid instruments that qualify under applicable rules of the U.S. Commodity Futures Trading Commission  for an exemption from the provisions of the Commodity Exchange Act.
Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds’ investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
ILLIQUID INVESTMENTS AND OTHER INVESTMENTS OF LIMITED LIQUIDITY
Subject to the limitations in a Fund’s prospectus or this SAI, a Fund may acquire investments that are illiquid or of limited liquidity, such as private placements, initial public offerings or investments that are not registered under the 1933 Act. The price a Fund pays for such illiquid or limited liquidity investments or receives upon resale may be lower than the price paid or received for similar investments with a more liquid market. Accordingly, the valuation of these investments may reflect limitations on their liquidity. Due to the lack of liquidity and, in some cases, of publicly available information, it may in some circumstances be difficult to arrive at a fair value for certain illiquid investments. Investments in illiquid investments may reduce the returns of the Fund because it may be unable to sell the illiquid investments at an advantageous time or price.
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The liquidity of the investments of the Government Money Market Fund is determined by the Subadviser in accordance with the Fund’s Rule 2a-7 Procedures approved by the Board.  For the Government Money Market Fund, an illiquid security is a security that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by the Fund. The Fund may not acquire any illiquid security if, immediately after the acquisition, the Fund would have invested more than five percent of its total assets in illiquid securities.
For each Fund other than the Government Money Market Fund, the liquidity of investments is determined by Liquidity Program Administrators designated by the Board in accordance with a written Liquidity Risk Management Program adopted by the Fund and approved by the Board. The purpose of the written Liquidity Risk Management Program is to manage the risks associated with the liquidity of a Fund’s investments. Each portfolio investment (including each of the Fund’s derivatives transactions) is classified according to its liquidity.
For this purpose, an illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. No Fund may acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.  If a Fund holds more than 15% of its net assets in illiquid investments that are assets, then the Liquidity Program Administrators must report to the Board within one business day, with an explanation of the extent and causes of the occurrence, and how the Fund plans to bring its illiquid investments that are assets to or below 15% of its net assets within a reasonable period of time. If the amount of the Fund’s illiquid investments that are assets is still above 15% of its net assets 30 days from the occurrence (and at each consecutive 30 day period thereafter), the Board, including a majority of trustees who are not interested persons of the Fund, must assess whether the Fund’s plan continues to be in the best interest of the Fund.
INFLATION-INDEXED BONDS
Certain Funds may invest in inflation-indexed bonds, which are fixed income securities or other instruments whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon.
Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Certain Funds may also invest in other inflation related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, if the Fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign inflation index may not be correlated to the rate of inflation in the United States. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in interest rates. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
In general, the measure used to determine the periodic adjustment of U.S. inflation-indexed bonds is the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.
Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately
The Allianz Variable Insurance Products Trust SAI May 1, 2020

measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
INFLATION-INDEXED SECURITIES
Inflation-indexed securities are debt securities, the value of which is periodically adjusted to reflect a measure of inflation. Two structures are common for inflation-indexed securities. The U.S. Treasury and some other issuers use a structure that reflects inflation as it accrues by increasing the U.S. dollar amount of the principal originally invested. Other issuers pay out the inflation as it accrues as part of a semiannual coupon. Any amount accrued on an inflation-indexed security, regardless whether paid out as a coupon or added to the principal, is generally considered taxable income to the Fund. Where the accrued amount is added to the principal and no cash income is received until maturity, the Fund may be required to sell portfolio securities that it would otherwise continue to hold in order to obtain sufficient cash to make distributions to shareholders required for U.S. tax purposes.
An investor could experience a loss of principal and income on investments in inflation-indexed securities. In a deflationary environment, the value of the principal invested in an inflation-indexed security will be adjusted downward, just as it would be adjusted upward in an inflationary environment. Because the interest on an inflation-indexed security is calculated with respect to the amount of principal, which is smaller following a deflationary period, interest payments will also be reduced, just as they would be increased following an inflationary period.
In the case of U.S. Treasury inflation-indexed securities, the return of at least the original U.S. dollar amount of principal invested is guaranteed, so an investor receives the greater of its original principal or the inflation-adjusted principal. If the return of principal is not guaranteed, a Fund may receive less than the amount it originally invested in an inflation-indexed security following a period of deflation. Any guarantee of principal provided by a party other than the U.S. government will increase the Fund's exposure to the credit risk of that party.
The value of inflation-indexed securities is generally expected to change in response to changes in "real" interest rates. The real interest rate is the rate of interest that would be paid in the absence of inflation. The actual rate of interest, referred to as the nominal interest rate, is equal to the real interest rate plus the rate of inflation. If inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities.
While inflation-indexed securities are designed to provide some protection from long-term inflationary trends, short-term increases in inflation may lead to a decline in their value. For example, if interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure. The reasons that interest rates may rise without a corresponding increase in inflation include changes in currency exchange rates and temporary shortages of credit or liquidity. When interest rates rise without a corresponding increase in inflation, the Fund's investment in inflation-indexed securities will forego the additional return that could have been earned on a floating rate debt security.
The periodic adjustment of U.S. inflation-protected debt securities is tied to the Consumer Price Index for Urban Consumers (CPI-U), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is an index of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected debt securities issued by a foreign government are generally adjusted to reflect a comparable consumer inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the actual rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. To the extent that the Fund invests in inflation-indexed securities as a hedge against inflation, an imperfect hedge will result if the cost of living (as represented in the CPI-U) has a different inflation rate than the Fund's interests in industries and sectors minimally affected by changes in the cost of living.
LENDING OF PORTFOLIO SECURITIES
In order to generate additional income, the Funds may, from time to time, lend up to 33 1/3% of their portfolio securities to broker-dealers, banks or institutional borrowers of securities. A Fund must receive initial collateral equal to 102% (105% for foreign securities) of the market value of domestic securities. This collateral must be valued daily by the Fund and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund.
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During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to a Fund, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions determined to be creditworthy by the Manager.
LIMITED PARTNERSHIP INTERESTS
A limited partnership interest entitles a Fund to participate in the investment return of the partnership's assets as defined by the agreement among the partners. As a limited partner, a Fund generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner's liability generally is limited to the amount of its commitment to the partnership. Certain Funds may invest in limited liability company interests to the same extent they invest in limited partnership interests. Limited liability company interests have similar characteristics as limited partnership interests.
LOAN PARTICIPATIONS AND ASSIGNMENTS
Loans, loan participations and interests in securitized loan pools are interests in amounts owed by a corporate, governmental or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies or international agencies).  Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.
Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on its Subadviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.
MORTGAGE-RELATED SECURITIES
Certain Funds may, consistent with their investment objective and policies, invest in mortgage-related securities may be issued or guaranteed by the U.S. government, its agencies or instrumentalities. In addition, certain Funds may invest in mortgage-related securities may be issued by non-governmental entities, including collateralized mortgage obligations structured as pools of mortgage pass-through certificates or mortgage loans, subject to the rating limitations described in the Prospectus.
Mortgage-related securities, for purposes of the Prospectus and this SAI, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as GNMA and government-related organizations such as FNMA and the FHLMC, as well as by non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or are otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. Accelerated prepayments have an adverse impact on yields for pass-through securities purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is prepaid. The opposite is true for pass-through securities purchased at a discount. The Funds may purchase mortgage-related securities at a premium or at a discount. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return to the Funds. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Funds will receive when these amounts are reinvested.
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If a Fund purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may receive payments only after the pool’s obligations to other investors have been satisfied.  An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless.  The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.  An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities.  A mortgage pool may issue securities subject to various levels of subordination.  The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.
In addition to bonds with customary settlement periods, the Fund may purchase or sell mortgage-backed securities on a delayed delivery or forward commitment basis through the “to-be-announced” (TBA) market. With TBA transactions, the particular securities to be delivered are not identified at the trade date but the delivered securities must meet specified terms and standards. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Whether or not the Fund takes delivery of the securities at the termination date of a TBA transaction, it will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement.
There are a number of important differences among the agencies and the instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guaranty is backed by the full-faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates are also supported by the authority of the GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC mortgage participation certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, organized pursuant to an Act of Congress, which is owned entirely by the Federal Home Loan banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.
OPTIONS
Certain Funds may write (or sell) put and call options on the securities that the Fund is authorized to buy or already holds in its portfolio. These option contracts may be listed for trading on a national securities exchange or traded over-the-counter. Certain Funds may also purchase put and call options.
A call option gives the purchaser of the option the right to buy, and the writer has the obligation to sell, the underlying security or foreign currency at the stated exercise price at any time prior to the expiration of the option, regardless of the market price or exchange rate of the security or foreign currency, as the case may be. The premium paid to the writer is consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security or foreign currency at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price or exchange rate of the security or foreign currency, as the case may be.
When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the
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deferred credit related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.
In order to close out a call option it has written, the Fund will enter into a “closing purchase transaction” (the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which such Fund previously has written). When the portfolio security or currency subject to a call option is sold, the Fund will effect a closing purchase transaction to close out an existing call option on that security or currency. If such Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or that Fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the option holder, the Fund will forego the potential benefit represented by market depreciation over the exercise price.
A Fund may sell “covered” put and call options as a means of hedging the price risk of securities in the Fund’s portfolio, or for risk management or other permissible purposes. The sale of a call option against an amount of cash equal to the put’s potential liability constitutes a “covered put.”
Over-the-counter options (“OTC options”) differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market marker. This information is carefully monitored by the Subadviser and verified in appropriate cases. OTC options classified as illiquid will be subject to a Fund’s limitation on investments in illiquid securities. OTC option transactions by a Fund with a primary U.S. Government securities dealer, which has given the Fund an absolute right to repurchase according to a “repurchase formula” generally would not be illiquid.
Certain Funds may also purchase or sell index options. Index options (or options on securities indices) are similar in many respects to options on securities except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.
Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A Fund may be required to segregate assets or provide an initial margin to cover index options that would require it to pay cash upon exercise.
PRECIOUS METAL-RELATED SECURITIES
A Fund may invest in the securities of companies that explore for, extract, process or deal in precious metals (e.g., gold, silver and platinum), and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies. The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social and political factors within South Africa may significantly affect South African gold production.
PREFERRED STOCKS
Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate, when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the
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issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.
PRIVATE INVESTMENTS IN PUBLIC EQUITY
A Fund may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class ("private investments in public equity" or "PIPES"). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPES to be illiquid during this time, and subject to a Fund’s limitation on investments in illiquid securities. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.
PRIVATE PLACEMENTS
Securities in which each of the Funds may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the “1933 Act”), in reliance on the so-called “private placement” exemption from registration which is afforded by Section 4(2) of the 1933 Act or other applicable exemptions. Unregistered securities may be restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Funds, who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Unregistered securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such securities, thus providing liquidity. Such securities also may be eligible for resale under Rule 144A under the 1933 Act. Rule 144A provides a safe-harbor exemption from the registration requirements of the 1933 Act for resales to “qualified institutional buyers” as defined in the Rule. With the exception of registered broker-dealers, a qualified institutional buyer must generally own and invest on a discretionary basis at least $100 million in securities. Private placement securities may be illiquid, in which case they would be subject to a Fund’s limitation on investment in illiquid securities.
REAL ESTATE INVESTMENT TRUSTS (“REITS”)
Certain Funds may invest in equity, debt or hybrid REITs. Equity REITs are trusts that sell shares to investors and use the proceeds to invest in real estate or interests in real estate. Debt REITs invest in obligations secured by mortgages on real property or interests in real property. Hybrid REITs may invest in equity and debt. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income. Also, REITs may not be diversified. A REIT may fail to qualify for pass-through tax treatment of its income under the Internal Revenue Code of 1986, as amended (the “Code”) and may also fail to maintain its exemption from registration under the 1940 Act. Also, REITs (particularly equity REITs) may be dependent upon management skill and face risks of failing to obtain adequate financing on favorable terms.
REPURCHASE AGREEMENTS
Securities held by certain Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from financial institutions such as banks and broker-dealers, which a Subadviser deems creditworthy, subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price would generally equal the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain at all times the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligations or become insolvent, a Fund holding such obligation would suffer a loss to the extent that the proceeds from the sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by a Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against the claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board of Trustees believes that, under the regular procedures
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normally in effect for the custody of a Fund’s securities subject to repurchase agreements, and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Trust’s Custodian or another qualified Custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.
REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS
Certain Funds may borrow money by entering into reverse repurchase agreements or dollar roll agreements in accordance with that Fund’s investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions, such as banks and broker-dealers, and agree to repurchase the securities, or substantially similar securities in the case of a dollar roll agreement, at a mutually agreed-upon date and price. A dollar roll agreement is identical to a reverse repurchase agreement except for the fact that substantially similar securities may be repurchased under a dollar roll agreement. The Funds do not consider a TBA (to be announced) trade, which is a forward mortgage-backed securities trade, to be a dollar roll since a TBA is a commitment to make a future purchase and does not involve deliverable securities. At the time a Fund enters into a reverse repurchase agreement or a dollar roll agreement, it will segregate assets such as U.S. government securities or other liquid high-grade debt securities consistent with the Fund’s investment restrictions having a value equal to the Fund's obligation. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Although reverse repurchase agreements and dollar roll agreements are excluded from the Funds’ fundamental restriction against borrowing, they may, to some extent, involve the risk of leverage.  See “Risks of Techniques Involving Leverage” below. A Fund may experience a negative impact on its net asset value if interest rates rise during the term of a reverse repurchase agreement or dollar roll agreement. A Fund generally will invest the proceeds of such borrowings only when such borrowings will enhance a Fund’s liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction.
RISKS OF TECHNIQUES INVOLVING LEVERAGE
Use of leveraging involves special risks and may involve speculative investment techniques. Certain Funds may borrow for other than temporary or emergency purposes, lend their securities, enter into reverse repurchase agreements or dollar roll agreements, and purchase securities on a when issued or forward commitment basis. In addition, certain Funds may engage in dollar roll transactions. Each of these types of transactions involves the use of “leverage” when cash made available to the Fund through the investment technique is used to make additional portfolio investments. The Funds use these investment techniques only when the Subadvisers, as applicable, believe that the leveraging and the returns available to the Fund from investing the cash will provide shareholders a potentially higher return.
Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the investment a Fund has invested. Leverage creates the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, which exceeds the equity base of the Fund. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment transactions).
The risks of leverage include a higher volatility of the net asset value of a Fund’s shares and the relatively greater effect on the net asset value of the shares caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield obtained from investing the cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income being realized by the Fund than if the Fund were not leveraged. On the other hand, interest rates change from time to time as does their relationship to each other depending upon such factors as supply and demand, monetary and tax policies and investor expectations. Changes in such factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on a Fund’s investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to shareholders, such Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if a Fund were not leveraged. In an extreme case, if a Fund’s current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for such Fund to liquidate certain of its investments at an inappropriate time. The use of leverage may be considered speculative.
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SHORT SALES AGAINST THE BOX
Certain Funds may engage in short sales against the box. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund may engage in a short sale if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” It may be entered into by a Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. If a Fund engages in a short sale, the proceeds of the short sale are retained by the broker pursuant to applicable margin rules. Additionally, as required by law, the Fund will segregate or “earmark” cash or assets determined to be liquid equal to the amount of the commitment. The segregated assets are pledged to the selling broker pursuant to applicable margin rules. If the broker were to become bankrupt, a Fund could experience losses or delays in recovering gains on short sales. To minimize this risk, a Fund will enter into short sales against the box only with brokers deemed by the Adviser/Subadviser to be creditworthy. No more than 10% of the Fund’s net assets (taken at current value) may be held as collateral for short sales against the box at any one time.
The Fund may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.
If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.
SMALL COMPANY STOCKS
Funds that invest significantly in securities issued by small-cap companies are subject to capitalization risk. These securities may present additional risk because they have less predictable earnings or no earnings, more volatile share prices and may be less liquid than securities issued by large-cap companies. These securities may also fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices.
SPECIAL SITUATION COMPANIES
Certain Funds may invest in “special situation companies.” Special situation companies include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “special situation company” may decline significantly. Therefore, an investment in a Fund that invests a significant portion of its assets in these securities may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies. The Subadviser of such a Fund believes, however, that if it analyzes “special situation companies” carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth. There can be no assurance however, that a special situation that exists at the time the Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.
STRIPPED MORTGAGE SECURITIES
Certain Funds may invest in stripped mortgage securities. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such
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securities has not yet been fully developed. Accordingly, stripped mortgage securities generally may be classified as illiquid.
Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive all of the principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO.
In addition to the stripped mortgage securities described above, certain Funds may invest in similar securities such as Super POs and Levered IOs, which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs. Unlike IOs, the owner also has the right to receive a very small portion of the principal. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. Such Funds may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund.
Certain Funds may also purchase stripped mortgage-backed securities for hedging purposes to protect the Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. With respect to IOs, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities even if the securities are rated in the highest rating category by an NRSRO. Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. The market for CMOs and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, a Fund may have difficulty in selling such securities.
STRUCTURED NOTES
Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of the structured and indexed securities may provide that in certain circumstances no principal is due at maturity and therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. To the extent a Fund invests in these securities, they will be analyzed in the overall assessment of the effective duration of the Fund’s portfolio in an effort to monitor the Fund’s interest rate risk.
SWAP AGREEMENTS
Certain Funds may enter into swap agreements for the purpose of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in a security that yielded or produced that desired return. These instruments also may be used for tax and/or cash management purposes. Swap agreements are two-party contracts
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entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a particular security, or at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictitious basis on which to calculate the obligations, which the parties to a swap agreement have agreed to exchange. A Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or cash equivalents (such as U.S. government securities, or high grade debt obligations), to limit any potential leveraging of the Fund’s portfolio.
TAXABLE AND TAX-EXEMPT MUNICIPAL SECURITIES
Certain Funds may invest in municipal securities. Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term municipal securities, only if the interest paid thereon is exempt from federal taxes.
Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.
Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.
The two principal classifications of municipal securities consist of “general obligation” and “revenue” issues. There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinions of an NRSRO as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. The Subadviser of a Fund will consider such an event in determining whether the Fund should continue to hold the obligation.
An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.
U.S. GOVERNMENT OBLIGATIONS
The Funds may invest in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, including bills, notes and bonds issued by the U.S. Treasury.
Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the U.S. Treasury; others, such as those of Fannie Mae (“FNMA”), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal
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Farm Credit Banks or the Federal Home Loan Mortgage Corporation (“FHLMC”), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities, such as FNMA, or the FHLMC, since it is not obligated to do so by law. These agencies or instrumentalities are supported by the issuer’s right to borrow specific amounts from the U.S. Treasury, the discretionary authority of the U.S. government to purchase certain obligations from such agencies or instrumentalities, or the credit of the agency or instrumentality.
VARIABLE AND FLOATING RATE DEMAND AND DEMAND MASTER NOTES
Certain Funds may, from time to time, buy variable rate demand notes issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity in the 5- to 20-year range but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less. The obligation of the issuer of the put to repurchase the securities is backed up by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Ordinarily, the remarketing agent will adjust the interest rate every seven days (or at other intervals corresponding to the notice period for the put), in order to maintain the interest rate at the prevailing rate for securities with a seven-day maturity.
Variable amount demand master notes in which certain Funds may invest are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial and other business concerns) must satisfy the same criteria set forth above for commercial paper. The Subadviser of a Fund will consider the earning power, cash flow, and other liquidity ratios of such notes and will continuously monitor the financial status and ability to make payment on demand. In determining dollar weighted average maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.
WARRANTS AND RIGHTS
Certain Funds may, from time to time, invest in warrants. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of a warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.
Rights are similar to warrants in they represent the right to buy common shares, however, in contrast, rights have a subscription price lower than the current market of the common stock and a life of two to four weeks.
WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
Certain Funds may purchase securities on a “when-issued” or “delayed delivery” basis. A Fund will engage in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objectives and policies, not for investment leverage, although such transactions represent a form of leveraging. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve risk that the yield obtained in the transaction will be less than that available in the market when the delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a “when-issued” or “delayed delivery” basis, it will segregate or “earmark” cash or assets determined to be liquid equal to the amount of the commitment.
Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when-issued and delayed delivery transactions, a Fund relies on the seller to complete the transaction; the seller’s failure to do so may cause such a Fund to miss a price or yield considered to be
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advantageous. If a Fund sells a “when-issued” or “delayed delivery” security before a delivery, any gain would be taxable.
ZERO COUPON AND PAY-IN-KIND SECURITIES
Certain Funds may invest in zero coupon bonds and pay-in-kind securities. Zero coupon bonds (which do not pay interest until maturity) and pay-in-kind securities (which pay interest in the form of additional securities) may be more speculative and may fluctuate more in value than securities, which pay income periodically and in cash. In addition, although a Fund receives no periodic cash payments from such investments, applicable tax rules require a Fund to accrue and pay out its income from such securities annually as income dividends.
AZL MIDCAP INDEX FUND AND AZL RUSSELL 1000 GROWTH INDEX FUND – INVESTMENTS IN PRIVATELY PLACED SECURITIES
In October 2016, the AZL Mid Cap Index Fund and the AZL Russell 1000 Growth Index Fund were the acquiring (or surviving) funds in several fund mergers in which several other mutual funds (the acquired funds) that were series of the Trust were merged into the AZL Mid Cap Index Fund and the AZL Russell 1000 Growth Index Fund, respectively. In connection with the mergers, the acquiring funds received all of the assets of the corresponding acquired funds, including the acquired funds’ investment assets. A small amount of the investment assets received by the AZL Mid Cap Index Fund (approximately 0.9% of fund assets at December 31, 2019) and the AZL Russell 1000 Growth Index Fund (approximately 0.5% of fund assets at December 31, 2019) were in securities, which had been acquired in private transactions, which may be subject to resale restrictions, and for which there currently is no ready market. As a result, the AZL Mid Cap Index Fund and the AZL Russell 1000 Growth Index Fund to date have been unable to sell these private securities and may be unable to sell these private securities for the foreseeable future.
Because these private securities are not part of the indexes on which each Fund’s respective investment objectives and principal investment strategies are based, holding these private securities may increase the risk that each Fund will fail to achieve its goal of matching the performance of its respective index. In addition, holding these private securities will subject the Funds to the risks of investments in privately placed securities. These private securities will have the effect of increasing the level of the Fund illiquidity to the extent the Fund continues to be unable to sell or transfer these private securities due to restrictions on transfers or the lack of interested buyers for the private securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also make it difficult for the Funds’ to arrive at a fair value for these private securities. If the Funds are able to sell these private securities in the future, the Funds may be unable to sell at an advantageous time or price due to the lack of market liquidity.

INVESTMENT RESTRICTIONS

FUNDAMENTAL RESTRICTIONS
The investment objective of any Fund, except the AZL Government Money Market Fund, may be changed by the Board of Trustees without shareholder approval. The investment objective of the AZL Government Money Market Fund may not be changed without a vote of the holders of a majority of the Fund’s outstanding shares. In addition, the following fundamental investment restrictions may be changed with respect to a particular Fund only by the vote of a majority of the outstanding shares of that Fund (as defined under “ADDITIONAL INFORMATION – Vote of a Majority of the Outstanding Shares” in this SAI). All other investment objectives, strategies and limitations described in the Prospectus or this SAI may be changed by the Board of Trustees. No Fund may:
1.
Act as an underwriter of securities within the meaning of the 1933 Act except insofar as it might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.

2.
Invest in commodities, including commodity contracts, except that as consistent with its investment objective and policies the Fund may: (a) purchase and sell options, forward contracts, futures contracts, including without limitation those relating to indices; (b) purchase and sell options on futures contracts or indices; and (c) purchase publicly traded securities of companies engaging in whole or in part in such activities.  This restriction shall not prohibit the funds, subject to restrictions described in the Prospectuses and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

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3.	Purchase or sell real estate, except that it may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate (including REITs).
4.
Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that the AZL Morgan Stanley Global Real Estate Fund may concentrate in equity securities of companies in the real estate industry, and with respect to all other Funds:

a)
there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such instruments;

b)	wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents;
c)	utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; and
d)	personal credit and business credit businesses will be considered separate industries.
NOTE:  Any Fund which has a principal investment strategy to invest primarily in securities included in the Fund’s target Index may exceed these industry concentration limits to the extent necessary to approximate the composition of the Fund’s target Index.
5.
Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and securities issued by other investment companies, if, immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in such issuer, except as permitted by Rule 2a-7 under the 1940 Act, or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such limitations.

NOTE: The AZL Morgan Stanley Global Real Estate Fund was classified at inception as a non-diversified investment company.  However, because the Fund in fact has been operated in a manner consistent with these limitations, it is the position of the SEC staff that it must continue to operate consistent with these limitations until shareholders of the Fund vote to return the Fund to a non-diversified status.
NOTE:  The AZL Russell 1000 Growth Index Fund intends to be diversified in approximately the same proportion as the Russell 1000® Growth Index is diversified. The AZL Russell 1000 Growth Index Fund may become nondiversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Russell 1000® Growth Index. Shareholder approval will not be sought if the AZL Russell 1000 Growth Index Fund crosses from diversified to non-diversified status due solely to a change in its relative market capitalization or index weighting of one or more constituents of the Russell 1000® Growth Index.
6.
Make loans, except that a Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding one-third of its total assets.

7.	Issue senior securities except to the extent permitted under the 1940 Act or any rule, order or interpretation thereunder.
8.	a)	Borrow money (not including reverse repurchase agreements or dollar roll agreements), except that a Fund may borrow from banks for temporary or emergency purposes, and then only in amounts up to 30% of its total assets at the time of borrowing, and provided that such bank borrowings and reverse repurchase agreements and dollar roll agreements do not exceed in the aggregate one-third of the Fund’s total assets less liabilities other than the obligations represented by the bank borrowings, reverse repurchase agreements and dollar roll agreements at the time of borrowing.
b)	Mortgage, pledge, hypothecate, or remove any assets except in connection with a bank borrowing in amounts not to exceed 30% of the Fund’s net assets.
As a non-fundamental policy, the following funds have more restrictive limits as follows:
AZL Government Money Market Fund	10% (with respect to 8a only)
AZL Moderate Index Strategy Fund	5%
AZL Morgan Stanley Global Real Estate Fund	10% (with respect to 8b only)
NOTE: As a non-fundamental policy, which may be changed without the vote of shareholders, no Fund will purchase securities while its outstanding borrowings (including reverse repurchase agreements) are in excess of
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5% of its total assets. Securities, which are segregated, held in escrow, or in separate accounts in connection with a Fund’s investment practices described in the Funds’ Prospectus or Statement of Additional Information are not deemed to be pledged for purposes of this limitation.
For purposes of the above investment restrictions, the Funds treat all supranational organizations as a single industry and each foreign government (and all of its agencies) as a separate industry.  In addition, a security is considered to be issued by the government entity (or entities) whose assets and revenues back the security.
With respect to investment limitation No. 4(a), above, and as a non-fundamental policy which may be changed without the vote of shareholders, the government obligations on which there is no limitation will not include private activity municipal private debt securities principally backed by the assets and revenues of the non-governmental user of the funds generated by the securities issuance.

NON-FUNDAMENTAL RESTRICTIONS
In addition, the Funds are subject to the following non-fundamental limitations, which may be changed without the vote of shareholders. No Fund may:
1.
Write or sell put options, call options, straddles, spreads, or any combination thereof, except as consistent with the Fund’s investment objective and policies for transactions in options on securities or indices of securities, futures contracts and options on futures contracts and in similar investments.

2.
Purchase securities on margin, make short sales of securities or maintain a short position, except that, as consistent with a Fund’s investment objective and policies, (a) this investment limitation shall not apply to the Fund’s transactions in futures contracts and related options, options on securities or indices of securities and similar instruments, (b) it may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (c) the Funds may engage in short sales against the box.

3.	Purchase securities of companies for the purpose of exercising control.
4.	Except as noted otherwise elsewhere in this SAI, invest more than 15% (5% with respect to the AZL Government Money Market Fund) of its net assets in illiquid securities.
5.	Invest in shares of other mutual funds in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. This restriction does not apply to the AZL Moderate Index Strategy Fund.
Except for the Funds’ policy on illiquid securities and borrowing, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund’s portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.
As a non-fundamental policy, each Fund will consider the underlying investments of any underlying investment companies when determining the Fund’s compliance with its concentration policies to the extent that such information is available to the Fund.
PORTFOLIO TURNOVER
The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of a Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the securities. The Securities and Exchange Commission (“SEC”) requires that the calculation exclude all securities whose maturities at the time of acquisition are one year or less. The portfolio turnover rates for the Funds of the Trust may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of shares. High portfolio turnover rates will generally result in higher transaction costs to a Fund, including brokerage commissions, and may result in additional tax consequences to a Fund’s shareholders. Portfolio turnover rates are set forth in the Financial Highlights of the Prospectus.
If a particular Fund changes Subadvisers in any given year, the fund may experience a significant variation in the turnover rate due to the replacement of existing holdings by the new Subadviser.

OTHER FUND POLICIES

TEMPORARY DEFENSIVE INVESTMENTS
As described in the Prospectus, each Fund may hold uninvested cash reserves or invest without limit in money market instruments (i.e., short-term debt instruments) for temporary defensive purposes when the Manager has determined that market or economic conditions so warrant. These debt obligations may include U.S. Government securities; certificates of
The Allianz Variable Insurance Products Trust SAI May 1, 2020

deposit, bankers’ acceptances and other short-term debt obligations of banks with total assets of at least $100,000,000; debt obligations of corporations (corporate bonds, debentures, notes and other similar corporate debt instruments); variable and floating rate demand and master demand notes; commercial paper; and repurchase agreements with respect to securities in which the Fund is authorized to invest. (See “Additional Information on Portfolio Instruments and Investment Policies” – “Bank Obligations,” “Government Obligations,” “Commercial Paper,” “Corporate Debt Securities,” “Repurchase Agreements” and “Variable and Floating Rate Demand and Master Demand Notes”).
DISCLOSURE OF PORTFOLIO HOLDINGS
The Board has adopted policies and procedures regarding the disclosure of portfolio holdings in order to assist the Funds in preventing the misuse of material nonpublic information and to ensure that shareholders and other interested parties continue to receive portfolio information on a uniform basis. The chief compliance officer of the Trust oversees application of the policies and provides the Board with periodic reports regarding the Funds’ compliance with the policies.
In general, the Trust has instructed all third-party service providers and Allianz Investment Management LLC its investment adviser, that no information regarding portfolio holdings may be disclosed to any unaffiliated third party except as follows.
Complete portfolio holdings will be included in the Funds’ annual and semi-annual reports. The annual and semi-annual reports are mailed to all shareholders, and are filed with the SEC. The Funds file their complete portfolio holdings with the SEC within 60 days after the end of their first and third quarters as an exhibit to Form N-PORT. Copies of the Funds’ annual and semi-annual reports and Forms N-PORT are available: 1) free on the EDGAR Database on the SEC’s website at www.sec.gov; or 2)  by e-mailing your request to publicinfo@sec.gov.
Approximately 21 to 45 days after the end of each quarter, the Funds’ distributor posts on the Funds’ website (www.allianzlife.com) and publishes a fact sheet on each of the Funds which lists the Fund’s top holdings (generally, the top 10 to 15 holdings) at quarter-end.  On or before the fifth business day of each month, a schedule of investments for the AZL Government Money Market Fund, as of the last business day of the prior month, will be posted on the Funds’ website in accordance with Rule 2a-7.  Information concerning the Funds’ portfolio holdings that is more current than that in reports or other filings filed electronically with the SEC may be disclosed in certain printed materials, provided that the information is posted on the Funds’ website one day prior to the use of such printed materials.
The Funds may disclose their portfolio holdings to mutual fund databases and rating services (such as Refinitiv and Morningstar) on a quarterly basis, but no sooner than 30 days after the end of the relevant quarter.  The disclosure of portfolio holdings to databases and rating services is generally made for the purpose of obtaining ratings for the Funds and making available to the public the same portfolio holdings information as they typically provide for other rated mutual funds.  Any disclosure to mutual fund databases and rating services shall be made subject to a confidentiality agreement or provisions limiting the use of such information to the approved purposes.
The Funds may disclose their portfolio holdings to broker-dealers or other financial intermediaries (such as banks) that sell the Contracts on a quarterly basis, but no sooner than 30 days after the end of the relevant quarter.  Such disclosure of portfolio holdings is generally made for the purpose of allowing the broker-dealer or other financial intermediary to consider the asset allocation of the Funds for categorization, suitability and other legitimate business purposes. Any disclosure to broker-dealers or other financial intermediaries shall be made subject to a confidentiality agreement or provisions limiting the use of such information to the approved purposes.
In order to assure that any disclosure of portfolio holdings is in the best interests of shareholders, and to prevent any conflicts of interest between the Funds’ shareholders, investment adviser, principal underwriter, or any affiliated person of the Funds, the Funds’ policies regarding the disclosure of portfolio holdings include the provision that the Funds’ investment adviser (Allianz Investment Management LLC), Subadvisers, and affiliates have access to portfolio composition and performance on a real-time basis, but only for legitimate business purposes. Any recipient of such information is subject to a duty of confidentiality, including a duty not to trade on the non-public information. Portfolio holdings also may be provided to the Participating Insurance Companies, or to their parent companies, affiliates or service providers, on a quarterly, monthly or more frequent basis, for purposes of financial reporting, risk management, regulatory compliance, or for other legitimate business purposes.
The Funds’ administrator, fund accountant, transfer agent, Custodian, proxy voting service, and certain consultants and providers of software used to analyze portfolio performance may be given access to portfolio information, on a current basis, in connection with services provided by them. All of these latter entities are subject to confidentiality and non-use
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agreements and may not disclose (or use information on) portfolio holdings without the express written approval of the Chief Compliance Officer of the Trust.  The Fund’s independent registered public accountant, PricewaterhouseCoopers LLP, also has access from time to time to a Fund’s portfolio holdings in connection with performing the audit and related functions. In addition, the President of the Trust, in consultation with the Chief Compliance Officer of the Trust, may authorize the release of information regarding portfolio holdings upon a determination that such release is in the best interests of the shareholders of the relevant Fund or Funds.
Set forth below is a list of those parties with whom the Funds have authorized ongoing arrangements that include the release of portfolio holdings information, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed.

Recipient (holdings)	Frequency	Delay before dissemination
The Bank of New York Mellon (Fund Custodian)	Daily	No delay
Bloomberg	Daily	1 Day
Broadridge Investor Communications Solutions, Inc. (proxy voting services)	As necessary	No delay
Citi Fund Services Ohio, Inc. (Fund Accountant and Administrator)	Daily	No delay
Factset	Daily	1 Day
Glass Lewis & Co., LLC (proxy voting services)	Weekly	No delay
Institutional Shareholder Services (proxy voting services)	Daily	1 Day
Morningstar Inc.	Quarterly	31 Calendar days after quarter end
MSCI, Inc.	Daily	Next Calendar Day
Refinitiv	Quarterly	31 Calendar days after quarter end
State Street Bank and Trust Company (State Street)	Daily	No delay
No compensation or any other consideration is received by the Funds, the Manager, or any other party in connection with disclosure of portfolio holdings.
On a quarterly basis, the Board will receive a report of portfolio holdings disclosures and will monitor such disclosures to ascertain that no conflicts exist and that any disclosures of information about portfolio holdings are in the best interests of Fund shareholders.
There is no assurance that the Funds’ policies on holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of that information.
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
The shares of the Trust’s Funds are sold on a continuous basis by the Trust’s distributor, Allianz Life Financial Services, LLC (the “Distributor” or “ALFS”), an affiliate of the Manager, and the Distributor has agreed to use appropriate efforts to solicit all purchase orders.
NET ASSET VALUE
As indicated in the Prospectus, the net asset value of each class of each Fund is determined and the shares of each Fund are priced as of the valuation times defined in the Prospectus (see “Shareholder Information – Pricing of Fund Shares”) on each Business Day of the Trust. A “Business Day” is a day on which the New York Stock Exchange (the “NYSE”) is open for trading. Currently, the NYSE will not be open in observance of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
VALUATION OF THE GOVERNMENT MONEY MARKET FUND
The AZL Government Money Market Fund has elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. The value of securities in the AZL Government Money Market Fund can be expected to vary inversely with changes in prevailing interest rates.
The Allianz Variable Insurance Products Trust SAI May 1, 2020

Pursuant to Rule 2a-7, the AZL Government Money Market Fund will maintain a dollar weighted average maturity appropriate to the Fund’s objective of maintaining a stable net asset value per share, provided that the Fund will not purchase any security with a remaining maturity of more than 397 days (thirteen months) from the date of purchase.  The AZL Government Money Market Fund must maintain an average weighted maturity of 60 days or less and a weighted average life of 120 days or less.
The AZL Government Money Market Fund must also hold at least 10% of its total assets in "daily liquid assets" and at least 30% of its total assets in "weekly liquid assets."  Daily liquid assets are limited to cash, direct obligations of the U.S. Government, and other securities payable within one business day.  Weekly liquid assets are limited to cash, direct obligations of the U.S. Government, direct discount obligations of federal government agencies and government-sponsored enterprises with a remaining maturity date of 60 days or less from the date of purchase, and other securities payable within five business days.  In addition, the AZL Government Money Market Fund is required to hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions.  This general liquidity obligation may require the AZL Government Money Market Fund to maintain greater liquidity than would be required by the daily and weekly minimum liquidity requirements described above.
The AZL Government Money Market Fund’s board of trustees has also undertaken to establish procedures reasonably designed, taking into account current market conditions and the investment objective of the Fund, to stabilize the net asset value per share of the Fund for purposes of sales and redemptions at $1.00. These procedures include review by the trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per share of the Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 0.5%, Rule 2a-7 requires that the board of trustees promptly consider what action, if any, should be initiated. If the trustees believe that the extent of any deviation from the AZL Government Money Market Fund’s $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the dollar weighted average maturity, withholding or reducing dividends, reducing the number of the Fund’s outstanding shares without monetary consideration, or utilizing a net asset value per share determined by using available market quotations.
VALUATION OF THE NON-MONEY MARKET FUNDS
The price of each Fund share is based on its net asset value (“NAV”). The NAV is the current value of a share in a mutual fund. It is the Fund’s assets minus liabilities divided by the number of outstanding shares.  The NAV for each Fund is determined at the close of regular trading on the New York Stock Exchange (the “NYSE”), normally at 4:00 p.m. Eastern Time, on days the NYSE is open.
Portfolio securities held by the Funds the principal market for which is a securities exchange, will be valued at the closing sales price on that exchange on the day of computation or, if there have been no sales during such day, at the latest bid quotation. Portfolio securities held by the Funds, the principal market for which is not a securities exchange, will be valued at their latest bid quotation in such principal market. In either case, if no such bid price is available then such securities will be valued in good faith at their respective fair market values using methods by or under the supervision of the Board of Trustees. Portfolio securities of sufficient credit quality with a remaining maturity of 60 days or less will be valued either at amortized cost or original cost plus accrued interest, which approximates current value.
Options purchased and held by the Funds generally are valued at the average of the closing bid and ask quotations on the principal exchange on which the option is traded, as of the close of the NYSE. The close of trading for some options exchanges may occur later than the closing of the NYSE. If market quotations are not available, the value of an option may be priced at fair value as determined in good faith by or at the direction of the Funds’ Trustees.
Portfolio securities held by the Funds that are primarily traded on foreign exchanges may be valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities may be determined by consideration of other factors by or under the direction of the Board of Trustees.  Over-the-counter securities are valued on the basis of the bid price at the close of business on each business day; however securities that are traded on NASDAQ are valued at the official closing price reported by NASDAQ. Notwithstanding the above, bonds and other fixed-income securities are valued by using current market prices and may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees. All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars as last quoted by any major bank.
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All other assets and securities, including securities for which market quotations are not readily available, will be valued at their fair value as determined in good faith under the general supervision of the Board of Trustees.
REDEMPTION IN KIND
Although the Funds intend to pay share redemptions in cash, the Funds reserve the right to make payment in whole or in part in securities rather than cash, known as “redemption in kind.” This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than $250,000 or 1% of a Fund’s net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to the accumulation unit value allocated under your variable contract to the subaccount that invests in the Fund. When these securities are converted to cash, the associated brokerage charges will be deducted from the assets of the subaccount. Any securities redeemed in kind will remain subject to market risk until sold.

MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS
Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the shareholders of the Trust. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) (together, the Trust and the FOF Trust are the “AIM Complex”).  The Trustees elect the officers of the Trust to supervise its day-to-day operations. Subject to the provisions of the Declaration of Trust, the Board of Trustees manages the business of the Trust and the Trustees have all powers necessary or convenient to carry out this responsibility including the power to engage in transactions of all kinds on behalf of the Trust. The Board of Trustees is responsible for oversight of the officers and may elect and remove, with or without cause, such officers as they consider appropriate.
The Chair of the Board of Trustees is Brian Muench who is an “interested person” of the Trust, as defined under the 1940 Act, by virtue of his employment with Allianz Life Insurance Company of North America (“Allianz”) and the Manager. The Trust has a Lead Independent (non-“interested”) Trustee, who is Peggy Ettestad. The Lead Independent Trustee position was established to enable the independent members of the Board of Trustees to have a single point of contact with Fund management and the Manager, to coordinate the independent trustees' control and influence over Fund governance. The Lead Independent Trustee is a member of the Board, who plays an active role in setting agendas, facilitating discussions, and serving as an interface between the Board and Fund management. The Lead Independent Trustee's responsibilities include (i) serving as leader of the independent trustees (keeping members focused on the objectives at hand, helping to shape meeting agendas, leading discussions, serving as spokesperson for the independent trustees, overseeing the quality, quantity, and timeliness of information received from Fund management, and seeking to improve the governance process); (ii) communicating regularly with other members of the Board of Trustees and with the Chair; and (iii) conducting evaluations of the members of the Board of Trustees. The independent trustees believe that they have adequate control and influence over the governance of the Board and the Trust.
The Board of Trustees presently is composed of seven members, six of whom are independent. A consultant to the Board also attends meetings of the Board and its standing committees but is not entitled to vote at such meetings. As described further below, each of the independent trustees is sophisticated and experienced in business matters. Each has prior senior management or board experience. Many of the independent trustees have significant prior experience in the financial services industry. Four of the independent trustees have served on the Board of Trustees for at least thirteen years.
As reflected below, the chairs and membership of the Audit, Investment and Nominating and Corporate Governance Committees are composed entirely of independent trustees. Through these committees, the independent trustees have direct oversight of accounting, auditing and financial matters affecting the Trust, the evaluation and supervision of the Trust’s Manager and Subadvisers and the selection and nomination of candidates to the Board of Trustees.
The independent trustees, through the Lead Independent Trustee, regularly communicate with the President and Chair of the Trust, regarding matters of interest or concern to them, and the independent trustees, through the Lead Independent Trustee, participate in developing agenda items for Board meetings. Under normal circumstances, the Board of Trustees meets in person at least four times each year and by telephone at other times. At each in-person meeting, the Board holds one or more executive sessions at which the independent trustees are free to discuss any matter of interest or concern to them and obtain information directly from officers, employees and other agents of the Trust; the independent trustees are joined and assisted in such executive sessions by independent legal counsel to the independent trustees.
The Allianz Variable Insurance Products Trust SAI May 1, 2020

The Board of Trustees is actively involved in the risk oversight of the Trust. The Board, as a whole and through its Audit and Investment Committees, supervises the Trust’s accounting and audit functions, as well as other financial matters affecting the Trust, and evaluates and supervises the Trust’s Manager and Subadvisers. The Board of Trustees regularly receives detailed reports from, and the has opportunity to question representatives of, the Trust’s Chief Compliance Officer, the Trust’s independent audit firm, and the Trust’s administrator. The Chief Compliance Officer’s reports include a quarterly risk assessment outlining all identified compliance risks, all identified exceptions and their resolution. The Board of Trustees also periodically receives reports, in person or by telephone, from various Subadvisers.
The Board of Trustees has established certain standing committees to assist in the oversight of the Trust.

The Audit Committee, made up of Mr. Burnim, Ms. Ettestad, Ms. Fagely, Mr. Forde, Ms. Leonardi, and Mr. Lewis, met two times during the last fiscal year.  Ms. Fagely serves as chair of the Audit Committee.  The functions of the Audit Committee include advising the full Board of Trustees with respect to accounting, auditing and financial matters affecting the Trust.

The Investment Committee, made up of Mr. Burnim, Ms. Ettestad, Ms. Fagely, Mr. Forde, Ms. Leonardi, and Mr. Lewis, met four times during the last fiscal year. Mr. Burnim and Mr. Forde serve as co-chairs of the Investment Committee. The functions of the Investment Committee include evaluating and supervising the Manager and Subadvisers to the various investment portfolios of the Trust.

The Nominating and Corporate Governance Committee, made up of Mr. Burnim, Ms. Ettestad, Ms. Fagely, Mr. Forde, Ms. Leonardi, and Mr. Lewis, met one time during the last fiscal year.  Mr. Lewis serves as chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee advises the Board of Trustees with respect to the selection and nomination of candidates for election to the Board of Trustees. The Nominating and Corporate Governance Committee does not consider nominees recommended by shareholders of the Trust. Additionally, with respect to the Board’s responsibilities under Rule 38a-1 regarding the Chief Compliance Officer (“CCO”) of the Trust, the chair of the Nominating and Corporate Governance Committee consults with the CCO on several issues, including but not limited to (i) the annual assessment of the adequacy of compliance policies and procedures and any proposed revisions or additions to such policies and procedures and (ii) material compliance matters (as defined in Rule 38a-1), if any, that the CCO should report to the Board before their next regular meeting.

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, years of birth, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:
Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex(3)	Other Directorships Held Outside the AIM Complex During Past 5 Years
INDEPENDENT TRUSTEES(1)
Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Retired; previously, Chairman, Emrys Analytics and subsidiaries, July 2015 to 2018; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to 2016, Consultant thereafter; Chairman, Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Sterling Trust (Cayman) Ltd. 2015 to present	33	Argus Group Holdings and Subsidiaries, Deputy Chairman; Sterling Trust (Cayman) Ltd., Chairman; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.
Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	33	None
Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, March 2012 to December 2013	33	Diamond Hill Funds (13 funds)
The Allianz Variable Insurance Products Trust SAI May 1, 2020

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex(3)	Other Directorships Held Outside the AIM Complex During Past 5 Years
INDEPENDENT TRUSTEES(1)
Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to October 2019	33	Connecticut Water Service, Inc.
Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Consultant to the Independent Trustees(4)	Since 02/20	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to April 2019	33	Esoterica Thematic Trust (2 funds)
Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc., 2015 to 2018, and Connecticut Innovations, Inc., 2012 to 2015	33	None
Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios, 2006 to 2014, Jostens, 2001 to 2006, and Fortis Financial Group, 1997 to 2001	33	None
INTERESTED TRUSTEE(5)
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life Insurance Company of North America, 2011 to present	33	None
(1) Member of the Audit Committee.
(2) Indefinite.
(3) Each of the Trustees and Mr. Gee also serve as trustees for the AIM ETF Products Trust, the series of which are expected to be offered as exchanged-traded funds and managed by the Manager; however, as of the date of this SAI, the shares of the series of the AIM ETF Products Trust have not yet been offered for sale to the public.
(4) Mr. Gee was appointed consultant to the Independent Trustees effective February, 2020. It is expected that Mr. Gee will be appointed as an Independent Trustee effective in or about April, 2021.  Mr. Gee attends meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and is not entitled to vote.
(5) Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz and the Manager.

The following briefly describes specific experiences, qualifications, attributes or skills each trustee brings to his or her service on the Board of Trustees of the Trust:
Mr. Burnim – Brings to the Board of Trustees over 45 years of experience in management and director positions in the financial services industry. Mr. Burnim’s management experience includes over 25 years in various senior management positions for Citibank/Citicorp’s Corporate, Private and Investment banking sectors and extensive experience as Managing Director or Executive Vice President at various privately owned investment firms. Mr. Burnim also has substantial prior board experience, including service on the boards of The Bank of Bermuda and various hedge funds and insurance companies, as well as various nonprofits. Mr. Burnim offers the Board of Trustees his considerable knowledge of the securities, banking and insurance industries in which the Trust functions and in Board governance matters.
Ms. Ettestad – Brings to the Board over 25 years of senior management experience, including over ten years of experience in senior management positions specifically at mutual fund, annuities, insurance, and other financial service firms. Her consulting experience includes work as interim “C suite” positions and Finance and I/T organizational redesign. Ms. Ettestad’s subject matter expertise includes creation and analysis of financial systems and design and implementation of compliance and control processes, both directly applicable to the Board’s supervision of the Trust’s finance, operations, and compliance functions.
Ms. Fagely – Brings to the Board of Trustees extensive experience with mutual fund management and governance. She has over 20 years of senior management experience with various mutual fund and financial services firms, as well as prior experience serving as a member of the board of trustees and the audit committee chair for the Diamond Hill Funds, another mutual fund complex. This experience is directly applicable to the Board’s supervision of the Trust’s finance, operational and audit functions.
The Allianz Variable Insurance Products Trust SAI May 1, 2020

Mr. Forde  – Brings to the Board of Trustees over 30 years of experience in the investment department of CIGNA (and its predecessors), including eight years as Chief Investment Officer and many prior years as senior managing director.  Mr. Forde also has board experience with Connecticut Water Service, Inc. Mr. Forde therefore brings to the Board considerable experience with the securities industry, considerable knowledge of investments, and experience in board governance matters.
Mr. Gee – Brings to the Board extensive experience with mutual fund management and governance. He has 15 years of senior management experience with BlackRock, Inc., as Managing Director and as Treasurer and Chief Financial Officer for the U.S. iShares funds. This experience is directly applicable to the Board’s supervision of the Trust’s finance, operational and audit functions.
Ms. Leonardi – Brings to the Board of Trustees more than 30 years of senior management experience, including approximately 20 years of experience as senior vice president, managing director or general partner of two private equity fund-of-funds managers and experience launching a new insurance subsidiary of Phoenix Home Life Mutual Insurance Co. Ms. Leonardi has substantial prior board experience, including service on the boards of the University of Connecticut Health Center (14 years), the University of Connecticut (10 years) and the Connecticut Children’s Medical Center (3 years). Ms. Leonardi therefore brings considerable knowledge of the securities and insurance industries in which the Trust functions and in Board governance matters.
Mr. Lewis – Brings to the Board of Trustees over 40 years of management experience at various companies, including nearly 10 years in senior management positions at Fortis Financial Group and IDS Financial Services, Inc. Mr. Lewis brings to the Board of Trustees considerable experience in a variety of business functions, including sales and marketing, strategic planning, new product development and financial management. Mr. Lewis also has significant prior board experience with for profit and nonprofit organizations, including nearly 24 years on the Orono, Minnesota Board of Education. Mr. Lewis therefore also brings considerable knowledge of Board governance matters.
Mr. Muench – As President, is responsible for the day-to-day functions of the investment advisor, including management of the investment research process and the investment analytical group which monitors and makes recommendations regarding the retention of existing Subadvisers and addition of new Subadvisers within the investment option line-up. Mr. Muench brings to the Board of Trustees not only his expertise in investment management, but also his day-to-day working knowledge of the strategic direction of the Trust and the performance of the various funds of the Trust.

OFFICERS
Name, Address, and Birth Year	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present.
(1)	Member of the Audit Committee.
(2)	Indefinite.
(3)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz.
(4)
The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer.  The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Allianz Variable Insurance Products Trust SAI May 1, 2020

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2019.
Name of Director	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Peter R. Burnim 5701 Golden Hills Drive Minneapolis, MN 55416	None	None
Peggy L. Ettestad 5701 Golden Hills Drive Minneapolis, MN 55416	None	None
Tamara Lynn Fagely 5701 Golden Hills Drive Minneapolis, MN 55416	None	None
Richard H. Forde 5701 Golden Hills Drive Minneapolis, MN 55416	None	None
Claire R. Leonardi 5701 Golden Hills Drive Minneapolis, MN 55416	None	None
Dickson W. Lewis 5701 Golden Hills Drive Minneapolis, MN 55416	None	None
Brian Muench 5701 Golden Hills Drive Minneapolis, MN 55416	None	None
The following table sets forth any ownership by a non-interested Trustee or their immediate family members as to each class of securities of an investment advisor or principal underwriter of the Trust, or a person directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Trust as of December 31, 2019.
Name	Name of Owners and Relationships to Director	Company	Title of Class	Value of Securities	Percent of Class
Peter R. Burnim	N/A	N/A	None	N/A	N/A
Peggy L. Ettestad	N/A	N/A	None	N/A	N/A
Tamara Lynn Fagely	N/A	N/A	None	N/A	N/A
Richard H. Forde	N/A	N/A	None	N/A	N/A
Claire R. Leonardi	N/A	N/A	None	N/A	N/A
Dickson W. Lewis	N/A	N/A	None	N/A	N/A
The following table sets forth total compensation paid to Trustees for the fiscal year ended December 31, 2019. Except as disclosed below, no executive officer or person affiliated with the Trust, other than the Trustees, received compensation from any Fund for the fiscal year ended December 31, 2019, in excess of $60,000. Trustees who are affiliated with the Funds’ Distributor or the Manager do not receive compensation from the Trust but all Trustees are reimbursed for all out-of-pocket expenses relating to attendance at meetings.

COMPENSATION TABLE 1/1/2019 THROUGH 12/31/2019
Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trusts
NON-INTERESTED TRUSTEES
Peter R. Burnim	$111,356	$-	N/A	$182,500
Peggy L. Ettestad	$139,195	$-	N/A	$228,125
Tamara Lynn Fagely	$117,458	$-	N/A	$192,500
Richard H. Forde	$111,356	$-	N/A	$182,500
Claire R. Leonardi	$111,356	$-	N/A	$182,500
Dickson W. Lewis	$117,458	$-	N/A	$192,500
INTERESTED TRUSTEES
Brian Muench	$-	$-	N/A	$-

The Allianz Variable Insurance Products Trust SAI May 1, 2020

TRUSTEE HOLDINGS
As of March 31, 2020, the Trustees and Officers of the Trust, individually and as a group, owned none of the shares of any Fund of the Trust.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
As of March 29, 2020, the following persons were known by the Trust to own beneficially, 5% or more shares of the Funds:
Fund/Shareholder	Percent of the Class Total Assets Held by Allianz Life Insurance Company of North America*	Percent of the Class Total Assets Held by Allianz Life Insurance Company of New York**	Percent of the Class Total Assets Held by Allianz Variable Insurance Products Fund of Funds Trust

AZL DFA Five-Year Global Fixed Income Fund	4.46%	0.19%	95.35%
AZL DFA International Core Equity Fund			100.00%
AZL DFA U.S. Core Equity Fund			100.00%
AZL DFA U.S. Small Cap Fund			100.00%
AZL Enhanced Bond Index Fund	1.40%	0.24%	98.36%
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund	50.60%	4.55%	44.85%
AZL Fidelity Institutional Asset Management® Total Bond Fund (Class 1)	91.48%	8.52%
AZL Fidelity Institutional Asset Management® Total Bond Fund (Class 2)	36.95%	4.74%	58.31%
AZL Gateway Fund	49.29%	5.79%	44.92%
AZL Government Money Market Fund	92.65%	7.35%
AZL International Index Fund (Class 1)	94.67%	5.33%
AZL International Index Fund (Class 2)	26.27%	1.40%	72.33%
AZL MetWest Total Return Bond Fund	11.69%	0.79%	87.52%
AZL Mid Cap Index Fund (Class 1)	95.18%	4.82%
AZL Mid Cap Index Fund (Class 2)	35.27%%	2.22%	62.51%
AZL Moderate Index Strategy Fund	94.43%	5.57%
AZL Morgan Stanley Global Real Estate Fund (Class 1)	90.89%	9.11%
AZL Morgan Stanley Global Real Estate Fund (Class 2)	96.71%	3.29%
AZL MSCI Emerging Markets Equity Index Fund (Class 1)	96.19%	3.81%
AZL MSCI Emerging Markets Equity Index Fund (Class 2)	32.23%	1.46%	66.31%
AZL MSCI Global Equity Index Fund	1.43%	0.15%	98.42%
AZL Russell 1000 Growth Index Fund (Class 1)	94.25%	5.75%
AZL Russell 1000 Growth Index Fund (Class 2)	71.07%	3.16%	25.77%
The Allianz Variable Insurance Products Trust SAI May 1, 2020

Fund/Shareholder	Percent of the Class Total Assets Held by Allianz Life Insurance Company of North America*	Percent of the Class Total Assets Held by Allianz Life Insurance Company of New York**	Percent of the Class Total Assets Held by Allianz Variable Insurance Products Fund of Funds Trust
AZL Russell 1000 Value Index Fund (Class 1)	92.10%	7.90%
AZL Russell 1000 Value Index Fund (Class 2)	52.62%	2.22%	45.15%
AZL S&P 500 Index Fund (Class 1)	98.12%	1.88%
AZL S&P 500 Index Fund (Class 2)	28.03%	1.59%	70.38%
AZL Small Cap Stock Index Fund (Class 1)	98.41%	1.59%
AZL Small Cap Stock Index Fund (Class 2)	52.39%	1.95%	45.67%
AZL T. Rowe Price Capital Appreciation Fund	45.35%	1.91%	52.73%
*	Allianz Life Insurance Company of North America (Allianz Life Variable Account B), 5701 Golden Hills Drive, Minneapolis, MN 55416
**	Allianz Life Insurance Company of New York (Allianz Life of NY Variable Account C), One Chase Manhattan Plaza, 37th Floor, New York, NY 10005-1423
The Manager may be presumed to control both the Trust and each of the Funds because it and its affiliates possess or share investment or voting power with respect to more than 25% of the total shares outstanding of the Trust and the Funds. All of the outstanding shares of the Funds are owned, directly or indirectly, by Allianz Life Variable Account A, Allianz Life Variable Account B, and Allianz Life of NY Variable Account C (the “Separate Accounts”) or otherwise by Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York. As a result, the Manager may have the ability to elect the Trustees, approve the investment management agreement and the distribution agreement for each of the Funds and to control any other matters submitted to the shareholders of the Funds for their approval or ratification, subject to any pass-through voting rights of owners of variable insurance Contracts with an investment in a Fund.
THE MANAGER
Subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by the Manager. The Manager manages each Fund pursuant to an Investment Management Agreement (the “Management Agreement”) with the Trust in respect of each such Fund, and subject to the investment policies described herein and in the Prospectus for the Funds.
The Manager is a registered investment adviser and a Minnesota limited liability company located at 5701 Golden Hills Drive, Minneapolis, MN 55416. Allianz Life Insurance Company of North America (“Allianz Life”) is the sole owner of the Manager.
For the services provided and the expenses assumed pursuant to the Management Agreement each of the Trust’s Funds pays a fee, computed daily and paid monthly, at an annual rate calculated as a percentage of the average daily net assets of that Fund according to the following schedule:
Name of Fund	Gross Management Fee

AZL DFA Five-Year Global Fixed Income Fund	0.60%
AZL DFA International Core Equity Fund	0.95%
AZL DFA U.S. Core Equity Fund	0.80%
AZL DFA U.S. Small Cap Fund	0.85%
AZL Enhanced Bond Index Fund	0.35%
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund	0.70%
AZL Fidelity Institutional Asset Management® Total Bond Fund	0.50%
AZL Gateway Fund	0.80%
AZL Government Money Market Fund	0.35%
AZL International Index Fund	0.35%
The Allianz Variable Insurance Products Trust SAI May 1, 2020

Name of Fund	Gross Management Fee
AZL MetWest Total Return Bond Fund	0.60%
AZL Mid Cap Index Fund	0.25%
AZL Moderate Index Strategy Fund	0.40%
AZL Morgan Stanley Global Real Estate Fund	0.90%
AZL MSCI Emerging Markets Equity Index Fund	0.85%
AZL MSCI Global Equity Index Fund	0.70%
AZL Russell 1000 Growth Index Fund	0.44%
AZL Russell 1000 Value Index Fund	0.44%
AZL S&P 500 Index Fund	0.17%
AZL Small Cap Stock Index Fund	0.26%
AZL T. Rowe Price Capital Appreciation Fund	0.75%
The Manager compensates the Subadvisers out of its management fee received from the Funds.
The management fees are computed and paid at the Fund level, with each class, if applicable, bearing its pro-rata portion of the expenses based upon relative net assets. For each Fund with a Subadviser, the Manager pays the Subadviser's compensation out of the gross management fee the Manager receives from the Fund.
The Manager and the Funds listed below have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to the rates shown below.  These reductions may not be increased or terminated prior to April 30, 2021.

Name of Fund	Management Fee
AZL DFA Five-Year Global Fixed Income Fund	0.50% on all assets
AZL DFA International Core Equity Fund	0.75% on all assets
AZL DFA U.S. Core Equity Fund	0.54% on all assets
AZL DFA U.S. Small Cap Fund	0.70% on all assets
AZL Government Money Market Fund AZL Fidelity Institutional Asset Management® Multi-Strategy Fund	0.34% on all assets 0.45% on all assets
AZL MetWest Total Return Bond Fund	0.50% on all assets
AZL Moderate Index Strategy Fund	0.05% on all assets
AZL Morgan Stanley Global Real Estate Fund	0.75% on all assets
AZL MSCI Emerging Markets Equity Index Fund	0.45% on all assets
AZL MSCI Global Equity Index Fund	0.31% on all assets
AZL Russell 1000 Growth Index Fund	0.35% on all assets
AZL Russell 1000 Value Index Fund	0.35% on all assets
AZL T. Rowe Price Capital Appreciation Fund	0.70% on all assets
The Manager may periodically elect to voluntarily reduce all or a portion of its fee with respect to any Fund in order to increase the net income of one or more of the Funds available for distribution as dividends.
The Manager separately has entered into an expense limitation agreement with certain of the Funds (each an “Expense Limitation Agreement”). Pursuant to the Expense Limitation Agreements, the Manager has agreed to waive or limit its fees and to assume other expenses to the extent necessary to limit the total annual operating expenses of each Fund to the limits described below.  The operating expenses covered by the Expense Limitation Agreement includes fees deducted from Fund assets such as audit fees and payments to independent trustees but does not include the operating expenses of other investment companies in which the Funds may invest (“acquired fund fees and expenses”).  Please note that the waiver of such fees will cause the total return and yield of a Fund to be higher than they would otherwise be in the absence of such a waiver.
The Manager may request and receive reimbursement from the Funds (“recoupment”) for expenses previously paid by the Manager under the Expense Limitation Agreement, which may include waived management fees, provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. The Fund’s ability to reimburse the Manager in this manner only applies to expenses paid by the Manager within the three fiscal years prior to the date of such reimbursement.  Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by the Manager is not permitted.
The Allianz Variable Insurance Products Trust SAI May 1, 2020

The Manager has contractually agreed to pay fund expenses, which may include waiving management fees, through April 30, 2021, in order to limit annual fund operating expenses for certain of the Funds of the Trust as follows:
	Expense Limitation for Fund
Name of Fund	Class 1	Class 2

AZL DFA Five-Year Global Fixed Income Fund	N/A	0.95%
AZL DFA International Core Equity Fund	N/A	1.39%
AZL DFA U.S. Core Equity Fund	N/A	1.20%
AZL DFA U.S. Small Cap Fund	N/A	1.35%
AZL Enhanced Bond Index Fund	N/A	0.70%
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund	0.46%	0.71%
AZL Fidelity Institutional Asset Management® Total Bond Fund	0.70%	0.95%
AZL Gateway Fund	N/A	1.25%
AZL Government Money Market Fund	N/A	0.87%
AZL International Index Fund	0.52%	0.77%
AZL MetWest Total Return Bond Fund	N/A	0.91%
AZL Mid Cap Index Fund	0.46%	0.71%
AZL Moderate Index Strategy Fund	0.20%	N/A
AZL Morgan StanleyGlobal Real Estate Fund	1.10%	1.35%
AZL MSCI Emerging Markets Equity Index Fund	0.85%	1.10%
AZL MSCI Global Equity Index Fund	0.55%	0.80%
AZL Russell 1000 Growth Index Fund	0.59%	0.84%
AZL Russell 1000 Value Index Fund	0.59%	0.84%
AZL S&P 500 Index Fund	0.46%	0.71%
AZL Small Cap Stock Index Fund	0.46%	0.71%
AZL T. Rowe Price Capital Appreciation Fund	N/A	1.20%

Pursuant to the Management Agreement, the Funds will pay all expenses not assumed by the Manager. Among other expenses, each Fund pays its taxes (if any), brokerage commissions on portfolio transactions, interest, the cost of transfer and dividend disbursement, administration of shareholder accounts, custodial fees, expenses of registering and qualifying shares for sale after the initial registration, auditing and legal expenses, fees and expenses of unaffiliated trustees, and costs of shareholder meetings.
Unless sooner terminated, the Management Agreement continues in effect as to a particular Fund for an initial period of two years and thereafter for successive one-year periods if such continuance is approved at least annually (i) by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund and (ii) by vote of a majority of the Trustees who are not parties to the Management Agreement, or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for such purpose. The Management Agreement is terminable as to a particular Fund at any time on 60 days’ prior written notice without penalty by the Trustees, by vote of a majority of outstanding shares of that Fund, or by the Manager as applicable. The Management Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.
The Management Agreement provides that the Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties, except a loss suffered by a Fund resulting from a breach of fiduciary duty with respect to its receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager as applicable in the performance of its duties, or from reckless disregard of its duties and obligations thereunder. The Funds’ management fees for the last 3 fiscal years that were earned, recouped, and waived were as follows:
The Allianz Variable Insurance Products Trust SAI May 1, 2020

	Period Ended December 31, 2019			Period Ended December 31, 2018			Period Ended December 31, 2017
Fund	Management Fees Earned	Recoupment	Management Fees Waived	Management Fees Earned	Recoupment	Management Fees Waived	Management Fees Earned	Recoupment	Management Fees Waived

AZL DFA Five-Year Global Fixed Income Fund	$2,683,087		447,176	2,955,130	-	492,516	2,984,498	-	497,410
AZL DFA International Core Equity Fund	2,579,467		543,050	2,296,620	-	483,503	2,443,508	-	514,427
AZL DFA U.S. Core Equity Fund	3,963,770		1,288,228	4,395,698	-	1,428,605	4,661,047	-	1,514,844
AZL DFA U.S. Small Cap Fund	1,409,816		248,791	1,574,685	-	277,886	1,683,925	-	297,164
AZL Enhanced Bond Index Fund	7,193,474			7,008,893	-	-	7,011,743	-	-
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund	3,901,045		1,721,265	4,141,072	-	1,766,252	4,497,935	-	1,874,830
AZL Fidelity Institutional Asset Management® Total Bond Fund	2,521,423			2,714,180	-	-	2,951,489	-	-
AZL Gateway Fund	1,217,802			1,341,850	-	-	1,643,803	-	-
AZL Government Money Market Fund*	1,564,615	1,034,304	44,709	1,606,541	1,044,807	3,802	1,945,151	1,246,653	-
AZL International Index Fund	5,769,442			6,352,023	-	-	6,601,074	-	-
AZL MetWest Total Return Bond Fund	1,941,573		323,592	2,081,125	-	187,219	2,182,994	-	181,921
AZL Mid Cap Index Fund	2,946,101			3,120,034	-	-	3,048,106	-	-
AZL Moderate Index Strategy Fund	2,447,307		2,141,386	2,744,376	-	2,401,320	2,915,416	-	2,497,720
AZL Morgan Stanley Global Real Estate Fund	979,217		54,402	1,103,139		61,287	1,243,986	3,457	69,112
AZL MSCI Emerging Markets Equity Index Fund	2,510,676		1,181,493	2,814,169	-	1,324,313	2,846,729	-	1,341,128
AZL MSCI Global Equity Index Fund	1,063,884		592,733	1,036,564	-	577,512	1,060,272	-	587,766
AZL Russell 1000 Growth Index Fund	3,983,622		747,161	4,425,716	-	711,316	5,024,948	-	607,952
AZL Russell 1000 Value Index Fund	4,118,839		772,498	4,666,758	-	750,120	5,031,940	-	607,728
AZL S&P 500 Index Fund	4,568,807			4,740,985	-	-	4,668,494	-	-
AZL Small Cap Stock Index Fund	2,145,408			2,376,720	-	-	2,342,148	-	-
AZL T. Rowe Price Capital Appreciation Fund	8,998,282		599,903	8,616,481	-	574,449	8,124,696	-	541,662
*
For the last three fiscal years, the amounts of Management Fee Waived do not reflect the following amounts reimbursed to the Fund: For the period ended December 31, 2019 - $1,519,906; for the period ended December 31, 2018 - $0; and for the period ended December 31, 2017 - $0.

Pursuant to separate agreements effective February 19, 2020, and March 1, 2020, respectively, between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust.  Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100.00 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC.  The fees are paid to the Operations as “Administrative and compliance service fees” in the Funds’ annual and semiannual reports.
The Allianz Variable Insurance Products Trust SAI May 1, 2020

THE SUBADVISERS
The Manager has entered into agreements (the “Subadvisory Agreements”) with various Subadvisers with respect to each Fund managed by the Manager.
Subadvisers are selected through a rigorous portfolio manager selection process which includes researching each potential Subadviser’s asset class, track record, organizational structure, management team, compliance philosophy and operational structure, consistency of performance, and assets under management. The Manager chooses a small group of potential Subadvisers it considers to be most qualified based on its evaluation, including a quantitative and qualitative analysis. Out of the small group of potential Subadvisers, the Manager then selects the firm it determines to be the most qualified. The Manager’s selection is then subject to approval by the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust.
Each Subadviser’s performance on behalf of a Fund is monitored by the Manager, taking into consideration investment objectives and policies and level of risk. The Manager brings comprehensive monitoring and control to the investment management process.
The Trust and the Manager were issued an exemptive order from the Securities and Exchange Commission in September 2002 which permits the Funds to obtain the services of one or more Subadvisers without investor or shareholder approval. The exemptive order also permits the terms of Subadvisory Agreements to be changed and the employment of Subadvisers to be continued after events that would otherwise cause an automatic termination of a Subadvisory Agreement, in each case without shareholder approval if those changes or continuation are approved by the Trust’s Board of Trustees. If a Subadviser were added or changed without shareholder approval, the Prospectus would be revised and shareholders notified.
Highly disciplined manager evaluation on both a quantitative and qualitative basis is an ongoing process. The Manager’s investment committee gathers and analyzes performance data. Performance attribution, risk/return ratios and purchase/sale assessments are prepared monthly and, each quarter, a more comprehensive review is completed which consists of Subadviser visits, fundamental analysis and statistical analysis. Extensive quarterly analysis is conducted to ensure that the Fund is being managed in line with the stated objectives. Semiannually, the investment committee reviews the back-up Subadviser selection, regression analysis and universe comparisons. In addition to ongoing compliance monitoring, the Manager’s compliance team performs quarterly compliance reviews and a more extensive annual compliance examination, including, generally, an on-site compliance visit.  A number of “red flags” signal a more extensive and frequent manager review. These red flags consist of returns inconsistent with the investment objective, changes in leadership, ownership or portfolio managers, large changes in assets under management, changes to or deficiencies in compliance policies, practices or procedures, and changes in philosophy or discipline. The immediate response to any red flag is to assess the potential impact on the Subadviser’s ability to meet investment objectives. The Manager monitors “back-up” Subadvisers for each investment class so that, should a Subadviser change be warranted, the transition can be effected on a timely basis.
Under the Subadvisory Agreements, each Subadviser agrees to assume the obligations of the Manager to provide day-to-day investment decisions and other advisory services for a specific Fund or a portion of the assets of a specific Fund, as allocated by the Manager, if there is more than one Subadviser. For the AZL Morgan Stanley Global Real Estate Fund only, Morgan Stanley Investment Management has delegated some of its duties under the Subadvisory Agreement to certain of its affiliates.
The Allianz Variable Insurance Products Trust SAI May 1, 2020

The following table shows each Fund, its Subadviser and the rate paid by the Manager based on average daily net assets of each Fund for such subadvisory services during the last fiscal period ended December 31, 2019.
Fund	Subadviser	Subadvisory Fee*

AZL DFA Five-Year Global Fixed Income Fund	Dimensional Fund Advisors LP	0.17%
AZL DFA International Core Equity Fund	Dimensional Fund Advisors LP	0.27%
AZL DFA U.S. Small Cap Fund	Dimensional Fund Advisors LP	0.35%
AZL DFA U.S. Core Equity Fund	Dimensional Fund Advisors LP	0.13%
AZL Enhanced Bond Index Fund	BlackRock Financial Management, Inc.	0.06%
AZL Fidelity Institutional Asset Management® Multi-StrategyFund	FIAM LLC	0.16%
AZL Fidelity Institutional Asset Management® Total Bond Fund	FIAM LLC	0.19%
AZL Gateway Fund	Gateway Investment Advisers, LLC	0.40%
AZL Government Money Market Fund	BlackRock Advisors, LLC	0.06%
AZL International Index Fund	BlackRock Investment Management, LLC	0.04%
AZL MetWest Total Return Bond Fund	Metropolitan West Asset Management, LLC	0.18%
AZL Mid Cap Index Fund	BlackRock Investment Management, LLC	0.01%
AZL Morgan Stanley Global Real Estate Fund	Morgan Stanley Investment Management Inc.	0.50%
AZL MSCI Emerging Markets Equity Index Fund	BlackRock Investment Management, LLC	0.08%
AZL MSCI Global Equity Index Fund	BlackRock Investment Management, LLC	0.06%
AZL Russell 1000 Growth Index Fund	BlackRock Investment Management, LLC	0.01%
AZL Russell 1000 Value Index Fund	BlackRock Investment Management, LLC	0.01%
AZL S&P 500 Index Fund	BlackRock Investment Management, LLC	0.01%
AZL Small Cap Stock Index Fund	BlackRock Investment Management, LLC	0.01%
AZL T. Rowe Price Capital Appreciation Fund	T. Rowe Price Associates, Inc.	0.39%
*	The Subadvisory Fee represents the annual fee based on the net asset value of the Fund and is accrued daily and payable monthly.
The Allianz Variable Insurance Products Trust SAI May 1, 2020

The Subadvisory Fee rates for the Funds are listed below. For those Funds with multiple rates, when average daily net assets exceed the first breakpoint, multiple rates will apply, resulting in a blended rate. For example, if a rate of 0.50% applies to the first $500 million, and a rate of 0.45% applies thereafter, and a fund had $600 million in average daily net assets, then 0.50% would apply to the first $500 million and 0.45% would apply to the remaining $100 million in assets.
Fund	Rate
Average Daily Net Assets (for Breakpoints)

AZL DFA Five-Year Global Fixed Income Fund	First $100 million			Over $100 million
	0.22%			0.14%
AZL DFA International Core Equity Fund	First $100 million Over $100 million
0.24% 0.20%
AZL DFA U.S. Small Cap Fund	All Assets
0.33%
AZL DFA U.S. Core Equity Fund	First $100 million			Over $100 million
	0.14%			0.11%
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund(1)	First $200 million		Next $200 million				Thereafter
	0.250%		0.200%				0.150%
AZL Fidelity Institutional Asset Management® Total Bond Fund	First $100 million		Next $400 million				Thereafter
	0.250%		0.180%				0.130%
AZL Enhanced Bond Index Fund	First $100 million		Next $200 million				Over $300 million
	0.14%		0.09%				0.05%
AZL Gateway Fund	All Assets
0.40%
AZL Government Money Market Fund	First $500 million			Over $500 million
	0.06%			0.04%
AZL International Index Fund	All Assets
0.04%
AZL MetWest Total Return Bond Fund	First $500 million			Thereafter
	0.180%			0.100%
AZL Mid Cap Index Fund	All Assets
0.015%
AZL Morgan Stanley Global Real Estate Fund	All Assets
0.35%
AZL MSCI Emerging Markets Equity Index Fund	All Assets
0.08%
AZL MSCI Global Equity Index Fund	First $300 million			Over $300 million
	0.06%			0.03%
AZL Russell 1000 Growth Index Fund	All Assets
0.015%
AZL Russell 1000 Value Index Fund	All Assets
0.015%
AZL S&P 500 Index Fund	All Assets
0.015%
AZL Small Cap Stock Index Fund	All Assets
0.015%
AZL T. Rowe Price Capital Appreciation Fund	Assets under $500 million		Assets over $500 million		Assets over $2 billion		Assets over $3.0 billion
	First $250 million	Next $250 million	First $1.0 billion	Over $1.0 billion	First $500 million	Next $500 million	Thereafter
	0.500%	0.400%	0.400%	0.350%	0.400%	0.350%	0.350%
(1)
Out of its subadvisory fee received from the Manager, FIAM LLC pays Geode Capital Management, LLC, the Fund's sub-Subadviser, compensation at the following rates:  0.15% on the first $500 million, 0.125% on the next $500 million, and 0.10% on all assets over $1 billion 0.10%.

The Allianz Variable Insurance Products Trust SAI May 1, 2020

The table below presents the subadvisory fees earned by the Subadvisers of each of the Funds for the last 3 fiscal years.
Fund	Subadviser	Subadvisory Fees Earned for the fiscal year or period ended:
		December 31, 2019	December 31, 2018	December 31, 2017

AZL DFA Five-Year Global Fixed Income Fund	Dimensional Fund Advisors LP	770,690	838,818	846,138
AZL DFA International Core Equity Fund	Dimensional Fund Advisors LP	733,411	652,345	783,038
AZL DFA U.S. Small Cap Fund	Dimensional Fund Advisors LP	580,685	693,873	743,553
AZL DFA U.S. Core Equity Fund	Dimensional Fund Advisors LP	644,878	861,850	924,364
AZL Enhanced Bond Index Fund	BlackRock Investment Management, LLC	1,197,769	1,207,801	1,211,694
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund	FIAM LLC	908,728	949,543	1,010,999
	Geode Capital Management, LLC
AZL Fidelity Institutional Asset Management® Total Bond Fund	FIAM LLC	975,080	1,025,460	1,087,272
AZL Gateway Fund	Gateway Investment Advisers, LLC	608,989	748,140	924,630
AZL Government Money Market Fund	BlackRock Advisors, LLC	268,376	401,698	488,694
AZL International Index Fund	BlackRock Investment Management, LLC	659,549	835,267	874,681
AZL MetWest Total Return Bond Fund	Metropolitan West Asset Management, LLC	582,550	624,257	654,938
AZL Mid Cap Index Fund	BlackRock Investment Management, LLC	176,806	258,562	258,873
AZL Moderate Index Strategy Fund	NA	N/A	N/A	N/A
AZL Morgan Stanley Global Real Estate Fund	Morgan Stanley Investment Management Inc.	543,981	612,261	690,908
AZL MSCI Emerging Markets Equity Index Fund	BlackRock Investment Management, LLC	236,346	319,235	327,549
AZL MSCI Global Equity Index Fund	BlackRock Investment Management, LLC	91,244.81	88,830	90,477
AZL Russell 1000 Growth Index Fund	BlackRock Investment Management, LLC	135,843	252,355	288,457
AZL Russell 1000 Value Index Fund	BlackRock Investment Management, LLC	140,452	263,044	288,688
AZL S&P 500 Index Fund	BlackRock Investment Management, LLC	403,318	577,785	583,215
AZL Small Cap Stock Index Fund	BlackRock Investment Management, LLC	123,793	189,512	191,233
AZL T. Rowe Price Capital Appreciation Fund	T. Rowe Price Associates, Inc.	4,700,478	4,519,617	4,292,266
BLACKROCK ADVISORS, LLC
BlackRock Advisors, LLC ("BlackRock Advisors") was organized in 1994 to perform advisory services for investment companies.  BlackRock Advisors, which has its principal offices at 100 Bellevue Parkway, Wilmington, Delaware 19809, has served as the Portfolio’s investment adviser since July 1, 2011. Prior thereto, BlackRock Institutional Management Corporation (“BIMC”), an affiliate of BlackRock Advisors, served as the Portfolio’s investment adviser. BlackRock Advisors is a wholly-owned indirect subsidiary of BlackRock, Inc. (“BlackRock”). BlackRock and its affiliates had approximately $7.4 trillion in assets under management as of December 31, 2019.  BlackRock is an affiliate of The PNC Financial Services Group, Inc.
BLACKROCK FINANCIAL MANAGEMENT, INC.
BlackRock Financial Management, Inc. (“BlackRock Financial”) has its principal offices at 55 East 52nd Street, New York, NY 10055. BlackRock Financial is a wholly-owned, indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States having, together with its affiliates, approximately $7.4 trillion in assets under management as of December 31, 2019. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc.
BLACKROCK INVESTMENT MANAGEMENT, LLC
BlackRock Investment Management, LLC (“BlackRock Investment”) has its principal offices at 1 University Square Drive, Princeton, NJ 08540. BlackRock Investment is a wholly-owned, indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States having, together with its affiliates, approximately $7.4 trillion in investment company and other assets under management as of December 31, 2019. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc.
A subsidiary of BNY Mellon Corp., The Boston Company is located at One Boston Place, Boston, MA 02108-4408.
The Allianz Variable Insurance Products Trust SAI May 1, 2020

DIMENSIONAL FUND ADVISORS LP
Dimensional Fund Advisors LP ("DFA" or “Dimensional”) is located at 6300 Bee Cave Road, Building One, Austin, TX 78746. DFA has been engaged in the business of providing investment management services since May 1981. DFA is currently organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation. As of December 31, 2019, assets under management for all Dimensional affiliated advisors totaled approximately $609 billion.
FIAM LLC/GEODE CAPITAL MANAGEMENT, LLC
FIAM LLC (“FIAM”) has its principal offices at 900 Salem Street, Smithfield, RI 02917. FIAM managed approximately $98.3 billion in assets worldwide as of December 31, 2019. FIAM LLC is an indirectly held, wholly-owned subsidiary of FMR LLC.
Geode Capital Management, LLC (“Geode”), with its principal place of business at 100 Summer Street, 12th Floor, Boston, Massachusetts 02110, serves as a sub-Subadviser for the AZL Fidelity Institutional Asset Management® Multi-Strategy Fund only. As of December 31, 2019, Geode had approximately $554 billion in discretionary assets under management.
GATEWAY INVESTMENT ADVISERS, LLC
Gateway Investment Advisers, LLC (“Gateway”) is located at 312 Walnut Street, 35th Floor, Cincinnati, OH 45202, serves as the subadviser of the AZL Gateway Fund.  Gateway is a subsidiary of Natixis Investment Managers, LLC.  Gateway had approximately $10.95 billion in assets under management at December 31, 2019.
METROPOLITAN WEST ASSET MANAGEMENT, LLC
Metropolitan West Asset Management, LLC ("MetWest"), has its principal offices at 865 South Figueroa Street, Los Angeles, California 90017. MetWest was founded in 1996, and, together with The TCW Group, Inc. and its other subsidiaries, which provide a variety of investment management and investment advisory services, had approximately $217.5 billion under management or committed to management, including $181.9 billion of U.S. fixed income investments, as of December 31, 2019.
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
Morgan Stanley Investment Management Inc. (“MSIM”) is an indirect wholly-owned subsidiary of Morgan Stanley.  MSIM, together with its affiliated asset management companies, had approximately $551.9 billion under management or supervision as of December 31, 2019. The offices of MSIM are located at 522 Fifth Avenue, New York, NY 10036. The following affiliates of MSIM serve as sub-Subadvisers to the AZL Morgan Stanley Global Real Estate Fund, and are responsible for day-to-day management of the Fund’s assets:  (i) Morgan Stanley Investment Management Limited, with headquarters located at 25 Cabot Square, Canary Wharf, London E144QA, England, and (ii) Morgan Stanley Investment Management Company, with headquarters located at 23 Church Street, #16-01 Capital Square, Singapore 049481.
T. ROWE PRICE ASSOCIATES, INC.
T. Rowe Price Associates, Inc. (“T. Rowe Price”) is a SEC-registered investment adviser that provides investment management services to individual and institutional investors, and sponsors and serves as adviser and sub-adviser to registered investment companies, institutional separate accounts, and common trust funds. The address for T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2019, the Firm managed approximately $1.21 trillion for more than 10 million individual and institutional investor accounts.
OTHER MANAGED ACCOUNTS
Brian Muench, President of the Manager, is primarily responsible for the evaluation and selection of Subadvisers of the Trust, and for the day-to-day management of the Allianz Variable Insurance Products Fund of Funds Trust (the “FOF Trust”). As of December 31, 2019, aggregate assets under management in the FOF Trust were $10.631 billion. Johan Grahn, Brian Mong, and Darin Egbert, who serve as portfolio managers to the AZL Moderate Index Strategy Fund, also are responsible for day-to-day management of funds of the FOF Trust.The following chart reflects information at December 31, 2019 regarding accounts other than the listed Fund for which each portfolio manager employed by the Fund’s Subadviser has day-to-day management responsibilities. Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those
The Allianz Variable Insurance Products Trust SAI May 1, 2020

accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rate as of the applicable date.
The Allianz Variable Insurance Products Trust SAI May 1, 2020

Fund	Portfolio Manager	Other Registered Investment Company Accounts/ Assets Under Management	Other Pooled Investment Vehicles/ Assets Under Management	Other Accounts/ Assets Under Management
AZL DFA Five-Year Global Fixed Income Fund	David A. Plecha	59 / $110.1 billion	4 / $2.9 billion	9 / $2.7 billion
	Joseph F. Kolerich	59 / $110.1 billion	4 / $2.9 billion	9 / $2.7 billion
	Travis Meldau	11 / $22.4 billion	0 / $0	2 / $210.5 million
AZL DFA International Core Equity Fund	William B. Collins-Dean	18 / $94.5 billion	0 / $0	7 / $2.7 billion
	Jed S. Fogdall	110 / $428.8 billion	25 / $18.9 billion additional account with performance based fees: 1 / $180.1 million	78 / $28.7 billion additional accounts with performance based fees: 6 / $3.9 billion
	Bhanu P. Singh	48 / $197.8 billion	1/ $50.2 million	1 / $598.7 million
	Allen Pu	40 / $110.3 billion	13 / $10.2 billion	0 / $0
	Mary T. Phillips	74 / $215.2 billion	2 / $2.3 billion	0/ $0
AZL DFA U.S. Core Equity Fund	Joel P. Schneider	52 / $219.6 billion	7 / $259.9 million	0 / $0
	Jed S. Fogdall	110 / $428.8 billion	25 / $18.9 billion additional account with performance based fees: 1 / $180.1 million	78 / $28.7 billion additional accounts with performance based fees: 6 / $3.9 billion
	Lukas J. Smart	38 / $158.5 billion	10 / $3.1 billion	6 / $8.1 billion additional accounts with performance based fees: 1 / $46.2 million
AZL DFA U.S. Small Cap Fund	Jed S. Fogdall	110 / $428.8 billion	25 / $18.9 billion additional account with performance based fees: 1 / $180.1 million	78 / $28.7 billion additional accounts with performance based fees: 6 / $3.9 billion
	Joel P. Schneider	52 / $219.6 billion	7 / $259.9 million	0 / $0
	Marc C. Leblond	0 / $0	0 / $0	0 / $0
AZL Enhanced Bond Index Fund	Akiva Dickstein	13 / $10.24 billion	12 / $4.79 billion additional accounts with performance based fees: 6 / $3.62 billion	108 / $64.15 billion additional accounts with performance based fees:107 / $63.16 billion
	Harrison Segall	8 / $5.01 billion	8 / $3.77 billion additional accounts with performance based fees: 4 / $2.74 billion	107 / $63.81 billion additional accounts with performance based fees: 106 / $62.83 billion
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund (Geode)	Maximilian Kaufmann	8 / $10.183 billion	4 / $131 million	11 / $536 billion
	Shashi Naik	8 / $10.183 billion	4 / $131 million	11 / $536 billion
	Anna Lester*	8 / $10.183 billion	4 / $131 million	2 / $66 million
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund (FIAM)	Ford O’Neil	14 / $114.524 billion	10 / $9.432 billion	3 / $1.583 billion
	Celso Munoz	8 / $89.018 billion	3 / $6.694 billion	7/ $5.421 billion
	Michael Weaver	16 / $13.954 billion	5 / $1.572 billion	10 / $2.2288 billion
	Alexandre Karam	15 / $15.662 million	22 / $24.935 million	5 / $415 million
AZL Fidelity Institutional Asset Management® Total Bond Fund	Ford O’Neil	14 / $114.524 billion	10 / $9.432 billion	3 / $1.420 billion
	Celso Munoz	8 / $89.018 billion	3 / $6.694 billion	7 / $5.258 billion
	Michael Weaver	16 / $13.954 billion	5 / $1.572 billion	10 / $2.261 billion
	Alexandre Karam	15 / $15.662 billion	22 / $24.935 billion	5 / $388 million
AZL Gateway Fund	Kenneth H. Toft	4 / $9.7 billion	0 / $0	16 / $859.7 million
	Paul R. Stewart	2 / $8.3 billion	0 / $0	22 / $873.3 million
	Michael T. Buckius	4 / $9.7 billion	0 / $0	30 / $882.7 million
	Daniel M. Ashcroft	4 / $9.7 billion	0 / $0	28 / $810.2 million
The Allianz Variable Insurance Products Trust SAI May 1, 2020

AZL International Index Fund	Jennifer Hsui	311 / $1.45 trillion	57 / $74.87 billion performance Based fees: 1 / $955.2 million	36 / $29.03 billion performance Based fees: 25 / $24.20 billion
	Alan Mason	336 / $1.49 trillion	0 / $0	0 / $0
	Suzanne Henige	93 / $178.5 billion	1 / $671.0 mrillion	0 / $0
	Amy Whitelaw	329 / $1.46 trillion	107 / $34.84 billion	0 / $0
	Rachel M. Aguirre	333 / $1.45 trillion	162 / $651.3 billion performance Based fees: 11 / $10.35 billion	136 / $597.0 billion performance Based fees: 110 / $203.7 billion
AZL MetWest Total Return Bond Fund	Tad Rivelle	31 / $114.7 billion	48 / $16.6 billion performance Based fees: 26 / $3.7 billion	219 / $50.5 billion performance Based fees: 8 / $4.6 billion
	Stephen Kane	32 / $109.4 billion	29 / $13.8 billion performance Based fees: 9 / $3.0 billion	202 / $44.8 billion performance Based fees: 7 / $4.4 billion
	Laird R. Landmann	29 / $109.3 billion	20 / $10.3 billion performance Based fees: 3 / $0.6 billion	192 / $40.4 billion performance Based fees: 7 / $4.4 billion
	Bryan Whalen	29 / $114.7 billion	40 / $13.2 billion performance Based fees: 20 / $1.4 billion	211 / $46.4 billion performance Based fees: 8 / $4.6 billion
AZL Mid Cap Index Fund	Jennifer Hsui	311 / $1.45 trillion	57 / $74.87 billion performance Based fees: 1 / $955.2 million	36 / $29.03 billion performance Based fees: 25 / $24.20 billion
	Alan Mason	336 / $1.49 trillion	0 / $0	0 / $0
	Suzanne Henige	93 / $179.0 billion	1 / $671.0 million	0 / $0
	Amy Whitelaw	329 / $1.47 trillion	107 / $34.84 billion	0 / $0
	Rachel M. Aguirre	333 / $1.45 trillion	162 / $651.3 billion performance Based fees: 11 / $10.35 billion	136 / $597.0 billion performance Based fees: 110 / $203.7 billion
AZL Morgan Stanley Global Real Estate Fund	Theodore R. Bigman	10/$1.92 billion	19/$6.24 billion	24/$2.61 billion; Separate accounts with performance-based fees: 6/$356.09 million
	Michiel te Paske	4/$877.76 million	9/$3.86 billion	9/$1.27 billion; Separate accounts with performance-based fees: 1/$160.69 million
	Sven van Kemenade	4/$877.76 million	9/$3.86 billion	9/$1.27 billion; Separate accounts with performance-based fees: 1/$160.69 million
	Angeline Ho	4/$877.76 million	9/$3.88 billion	8/$1.19 billion; Separate accounts with performance-based fees: 1/$160.69 million
	Desmond Foong	4/$877.76 million	9/$3.88 billion	8/$1.19 billion; Separate accounts with performance-based fees: 1/$160.69 million
AZL MSCI Emerging Markets Equity Index Fund	Jennifer Hsui	311 / $1.46 trillion	57 / $74.87 billion performance Based fees: 1 / $955.2 million	36 / $29.03 billion performance Based fees: 25 / $24.20 billion
	Alan Mason	336 / $1.49 trillion	0 / $0	0 / $0
	Suzanne Henige	93 / $179.9 billion	1 / $671.0 million	0 / $0
	Amy Whitelaw	329 / $1.47 trillion	107 / $34.84 billion	0 / $0
	Rachel M. Aguirre	333 / $1.45 trillion	162 / $651.3 billion performance Based fees: 11 / $10.35 billion	136 / $597.0 billion performance Based fees: 110 / $203.7 billion
AZL MSCI Global Equity Index Fund	Jennifer Hsui	311 / $1.46 trillion	57 / $74.87 billion performance Based fees: 1 / $955.2 million	36 / $29.03 billion performance Based fees: 25 / $24.20 billion
	Alan Mason	336 / $1.49 trillion	0 / $0	0 / $0
	Suzanne Henige	93 / $179.9 billion	1 / $671.0 million	0 / $0
The Allianz Variable Insurance Products Trust SAI May 1, 2020

	Amy Whitelaw	329 / $1.47 trillion	107 / $34.84 billion	0 / $0
	Rachel M. Aguirre	333 / $1.45 terillion	162 / $651.3 billion performance Based fees: 11 / $10.35 billion	136 / $597.0 billion performance Based fees: 110 / $203.7 billion
AZL Russell 1000 Growth Index Fund	Jennifer Hsui	311 / $1.46 trillion	57 / $74.87 billion performance Based fees: 1 / $955.2 million	36 / $29.03 billion performance Based fees: 25 / $24.20 billion
	Alan Mason	336 / $1.49 trillion	0 / $0	0 / $0
	Suzanne Henige	93 / $179.3 billion	1 / $671.0 million	0 / $0
	Amy Whitelaw	329 / $1.47 trillion	107 / $34.84 billion	0 / $0
	Rachel M. Aguirre	333 / $1.45 trillion	162 / $651.3 billion performance Based fees: 11 / $10.35 billion	136 / $597.0 billion performance Based fees: 110 / $203.7 billion
AZL Russell 1000 Value Index Fund	Jennifer Hsui	311 / $1.46 trillion	57 / $74.87 billion performance Based fees: 1 / $955.2 million	36 / $29.03 billion performance Based fees: 25 / $24.20 billion
	Alan Mason	336 / $1.49 trillion	0 / $0	0 / $0
	Suzanne Henige	93 / $179.3 billion	1 / $671.0 million	0 / $0
	Amy Whitelaw	329 / $1.47 trillion	107 / $34.84 billion	0 / $0
	Rachel M. Aguirre	333 / $1.45 trillion	162 / $651.3 billion performance Based fees: 11 / $10.35 billion	136 / $597.0 billion performance Based fees: 110 / $203.7 billion
AZL S&P 500 Index Fund	Jennifer Hsui	311 / $1.45 trillion	57 / $74.87 billion performance Based fees: 1 / $955.2 million	36 / $29.03 billion performance Based fees: 25 / $24.20 billion
	Alan Mason	336 / $1.49 trillion	0 / $0	0 / $0
	Suzanne Henige	93 / $177.4 billion	1 / $671.0 million	0 / $0
	Amy Whitelaw	329 / $1.46 trillion	107 / $34.84 billion	0 / $0
	Rachel M. Aguirre	333 / $1.44 trillion	162 / $651.3 billion performance Based fees: 11 / $10.35 billion	136 / $597.0 billion performance Based fees: 110 / $203.7 billion
AZL Small Cap Stock Index Fund	Jennifer Hsui	311 / $1.46 trillion	57 / $74.87 billion performance Based fees: 1 / $955.2 million	36 / $29.03 billion performance Based fees: 25 / $24.20 billion
	Alan Mason	336 / $1.49 trillion	0 / $0	0 / $0
	Suzanne Henige	93 / $179.4 billion	1 / $671.0 million	0 / $0
	Amy Whitelaw	329 / $1.47 trillion	107 / $34.84 billion	0 / $0
	Rachel M. Aguirre	333 / $1.45 trillion	162 / $651.3 billion performance Based fees: 11 / $10.35 billion	136 / $597.0 billion performance Based fees: 110 / $203.7 billion
AZL T. Rowe Price Capital Appreciation Fund	David R. Giroux	7 / $59.3 billion	1 / $497.3 million	0 / $0
*Information provided for Ms. Lester is as of May 31, 2019.
POTENTIAL MATERIAL CONFLICTS OF INTEREST
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:
•
Time and attention – The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Subadvisers seek to manage such competing interests for the time and attention of portfolio managers by having most portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

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Limited investment opportunities – If a portfolio manager identifies a limited investment opportunity, which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these

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situations, the Subadvisers have adopted procedures for allocating portfolio transactions across multiple accounts.•
Brokerage allocation – With respect to securities transactions for the Funds, the Subadvisers determine which broker to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which a Subadviser or an affiliate of a Subadviser acts as Subadviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Subadvisers may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.
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Pursuit of differing strategies – At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing, including potentially opposite, positions with respect to a particular security.  In these cases, the portfolio manager may place separate transactions for one or more funds and/or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

•
Variation in compensation – Finally, the appearance of a conflict of interest may arise where a Subadviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

The Subadvisers have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
PORTFOLIO MANAGER COMPENSATION
The following section includes portfolio manager compensation information as of December 31, 2019, for the Manager and each of the Subadvisers.
THE MANAGER
Allianz Investment Management LLC (“AIM LLC”)
The portfolio manager’s cash compensation consists of a fixed, market-based salary, and an annual incentive bonus;employees may also be eligible for compensation under a long-term performance incentive plan (known as ALT-PUP). The salary, and any annual salary increase, is determined based on relevant market considerations and the employee’s individual performance. The amount of any annual incentive bonus is determined based on the overall financial performance relative to business goals of the Manager and its parent, Allianz Life Insurance Company of North America, and on the employee’s individual performance. Eligibility for compensation under the ALT-PUP is based on the employee’s level in the organization and individual performance. The employee may be awarded ALT-PUP units based on the overall financial performance relative to business goals of the Manager and its parent, and on the employee’s individual performance. ALT-PUP units are valued and paid out over the three years following the award, with one-third of the award valued and paid each year. The actual value of the ALT-PUP units in any year is based primarily on the overall financial performance relative to business goals of the Manager and its parent.
Portfolio managers also may be eligible to participate in (i) a 401(k) retirement plan, (ii) a non-qualified employee stock purchase plan, which offers participants the opportunity to invest at a discount in shares of the publicly-traded stock of the Manager’s ultimate parent, Allianz SE, and (iii) a non-qualified deferred compensation plan, which offers participants the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated under the plan.
Portfolio manager compensation is not based on the value of the assets held in the Funds’ portfolios and is not based directly on the performance of the Funds; the performance of the Funds is a factor in the evaluation of the portfolio managers’ performance, and each portfolio manager’s individual performance is a factor in the determination of cash compensation, as described above.
THE SUBADVISERS
BlackRock Advisors, LLC
BlackRock Financial Management, Inc.
BlackRock Investment Management, LLC
Portfolio Manager Compensation Overview
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The discussion below describes the portfolio managers’ compensation as of December 31, 2019.
BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.
Base Compensation.  Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation – Messrs. Dickstein and Segall
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.   In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured.  Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks.  Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable.  With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g. Bloomberg Barclays US Aggregate Index, Bloomberg Barclays US Universal Index and Bloomberg Barclays Intermediate Aggregate Index), certain customized indices and certain fund industry peer groups.
Portfolio Manager	Benchmarks
Akiva Dickstein
A combination of market-based indices (e.g. Bloomberg Barclays US Aggregate Index, Bloomberg Barclays US Universal Index and Bloomberg Barclays Intermediate Aggregate Index), certain customized indices and certain fund industry peer groups.

Harrison Segall	A combination of market-based indices (e.g. Bloomberg Barclays U.S. Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.
Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.  In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance.  Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock.  The portfolio manager of this Fund has deferred BlackRock, Inc. stock awards.
For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they
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manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash.  Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.
Other Compensation Benefits.  In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($275,000 for 2019).  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date.  All of the eligible portfolio managers are eligible to participate in these plans.
Portfolio Manager Potential Material Conflicts of Interest
BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.
As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.
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Discretionary Incentive Compensation –
Mr. Mason and Mses. Aguirre, Henige, Hsui and Whitelaw
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.   In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured.  Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks.  Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable.  Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable.  The performance of Mr. Mason and Mses. Aguirre, Henige, Hsui and Whitelaw is not measured against a specific benchmark.
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.
Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.  In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance.  Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock.  The portfolio managers of these Funds have deferred BlackRock, Inc. stock awards.
For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash.  Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.
Other Compensation Benefits.  In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($280,000 for 2019).  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date.  All of the eligible portfolio managers are eligible to participate in these plans.
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Portfolio Manager Potential Material Conflicts of Interest
BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.   It should also be noted that Mr. Dickstein may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees.  Mr. Dickstein may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.
Dimensional Fund Advisors LP
Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of Dimensional and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of a Fund or other accounts that they manage. Dimensional reviews the compensation of each portfolio manager annually and may make modifications in compensation as its Compensation Committee deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:
•	Base Salary. Each portfolio manager is paid a base salary. Dimensional considers the factors described above to determine each portfolio manager’s base salary.
•	Semi-Annual Bonus. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based on the factors described above.
Portfolio managers may be awarded the right to purchase restricted shares of Dimensional’s stock as determined from time to time by the Board of Directors of Dimensional or its delegates. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.
In addition, portfolio managers may be given the option of participating in Dimensional’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.
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Potential Conflicts of Interest
Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to more than one fund and other accounts. Other accounts include registered mutual funds (other than the, AZL DFA Five-Year Global Fixed Income Fund, AZL DFA International Core Equity Fund, AZL DFA U.S. Core Equity Fund, and AZL DFA U.S. Small Cap Fund, or collectively, “the Funds”), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (collectively, “Accounts”). An Account may have similar investment objectives to the Funds, or may purchase, sell, or hold securities that are eligible to be purchased, sold, or held by the Funds. Actual or apparent conflicts of interest include:
Time Management. The management of multiple Accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or Account. Dimensional seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Certain Accounts managed by a portfolio manager are managed using the same investment approaches that are used in connection with the management of the Funds.
Investment Opportunities. It is possible that at times identical securities will be held by more than one Account. However, positions in the same security may vary and the length of time that any Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one Account, the Funds may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Accounts. To deal with these situations, Dimensional has adopted procedures for allocating portfolio transactions across multiple Accounts.
Broker Selection. With respect to securities transactions for the Funds, Dimensional determines which broker to use to execute each order, consistent with Dimensional’s duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), Dimensional may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Dimensional or its affiliates may place separate, non-simultaneous, transactions for the Funds and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Funds or the Account.
Performance-Based Fees. For some Accounts, Dimensional may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Dimensional with regard to Accounts where Dimensional is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where Dimensional might share in investment gains.
Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to the Funds or other Accounts for which he or she has portfolio management responsibilities.
Dimensional has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
FIAM LLC
Ford O’Neil is portfolio manager of AZL Fidelity Institutional Asset Management® Multi-Strategy Fund and AZL Fidelity Institutional Asset Management® Total Bond Fund and receives compensation for his services. Celso Munoz is portfolio manager of AZL Fidelity Institutional Asset Management® Multi-Strategy Fund and AZL Fidelity Institutional Asset Management® Total Bond Fund and receives compensation for his services. Alexandre Karam is portfolio manager of AZL Fidelity Institutional Asset Management® Multi-Strategy Fund and AZL Fidelity Institutional Asset Management® Total Bond Fund and receives compensation for his services. Michael Weaver is portfolio manager of AZL Fidelity Institutional Asset Management® Multi-Strategy Fund and AZL Fidelity Institutional Asset Management® Total Bond Fund and receives compensation for his services. As of December 31, 2019, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager’s compensation may be deferred based on criteria established by FIAM or an affiliate or at the election of the portfolio manager.
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Each portfolio manager’s base salary is determined by level of responsibility and tenure at FIAM or its affiliates. The primary components of Ford O’Neil’s and Celso Munoz’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index assigned to each fund or account, and (ii) the investment performance of other FIAM or its affiliate’s taxable bond funds and accounts. The pre-tax investment performance of Ford O’Neil’s and Celso Munoz’s fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of Ford O’Neil’s and Celso Munoz’s bonus is based on the portfolio manager’s overall contribution to management of FIAM or its affiliates. The portion of Ford O’Neil’s and Celso Munoz’s bonus that is linked to the investment performance of AZL Fidelity Institutional Asset Management® Multi-Strategy Fund and AZL Fidelity Institutional Asset Management® Total Bond Fund is based on the pre-tax investment performance of the fund measured against the Bloomberg Barclays U.S. Aggregate Bond Index.
The primary components of Michael Weaver’s and Alexandre Karam’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index or a peer group, if applicable assigned to each fund or account, and (ii) the investment performance of other FIAM or its affiliate’s high yield funds and accounts. The pre-tax investment performance of Michael Weaver’s and Alexandre Karam’s fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index or a peer group, if applicable. A smaller, subjective component of Michael Weaver’s and Alexandre Karam’s bonus is based on the portfolio manager’s overall contribution to management of FIAM or its affiliates. The portion of Michael Weaver’s bonus that is linked to the investment performance of AZL Fidelity Institutional Asset Management® Multi-Strategy Fund and AZL Fidelity Institutional Asset Management® Total Bond Fund is based on the pre-tax investment performance of the fund’s assets he manages measured against the Lipper High Yield peer group.
Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FIAM’s’ parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.
A portfolio manager’s compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FIAM or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.
Geode Capital Management, LLC
Maximillian Kaufmann is senior portfolio manager of AZL® Fidelity Institutional Asset Management® MultiStrategy Fund and receives compensation for his services. Shashi Naik, CFA is portfolio manager of AZL® Fidelity Institutional Asset Management® Multi-Strategy Fund and receives compensation for his services. Anna Lester is portfolio manager of AZL® Fidelity Institutional Asset Management® Multi-Strategy Fund and receives compensation for her services. As of December 31, 2019, portfolio manager compensation generally consists of a fixed base salary, a bonus that is based on
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both objective and subjective criteria, and, in certain cases, participation in a profit-based compensation plan. A portion of each portfolio manager’s compensation may be deferred based on criteria established by Geode.Each portfolio manager’s base salary is determined annually by level of responsibility and tenure at Geode. The primary component for determining each portfolio manager’s bonus is the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) relative to a custom peer group, if applicable, and relative to a benchmark index assigned to each fund or account. Performance is measured over multiple measurement periods that eventually encompass periods of up to five years. A portion of each portfolio manager’s bonus is linked to the relative pre-tax investment performance of the equity sleeve of AZL Fidelity Institutional Asset Management® Multi-Strategy Fund measured against the S&P 500 Index. A subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to the management of Geode, including recruiting, monitoring, and mentoring within the investment management teams, as well as time spent assisting in firm promotion. Each portfolio manager may also be compensated under a profit-based compensation plan, which is primarily based on the profits of Geode.
A portfolio manager’s compensation plan can give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to firm promotion efforts, which together indirectly link compensation to sales. Managing and providing research to multiple accounts (including proprietary accounts) can give rise to potential conflicts of interest if the accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his time and investment ideas across multiple accounts. Securities selected for accounts other than the fund may outperform the securities selected for the fund.
In addition to managing the fund’s investment portfolio, each portfolio manager also manages other investment portfolios and accounts on behalf of Geode or its affiliates.
Gateway Investment Advisers, LLC
The compensation of Messrs. Stewart, Toft, Buckius, and Ashcraft (the “Portfolio Managers”) is composed of three parts: base salary and incentive compensation related to the financial results of Gateway Investment Advisers, LLC (“Gateway”) (and not based on the investment performance of the Fund or any other managed account, either absolutely or in relation to any benchmark), and a retirement plan.  The incentive compensation component, comprised of both a long-term incentive pool and a short-term incentive pool, is anticipated to be larger than the base salary component.  Certain portfolio managers are parties to employment agreements that provide for automatic renewals for successive one-year periods and, among other things, a specified base salary, and certain undertakings not to compete with Gateway or solicit its clients.  The noncompetition and non-solicitation undertakings will expire one year from the termination of employment.
Metropolitan West Asset Management, LLC
The overall objective of TCW’s compensation program for portfolio managers is to attract experienced and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, fee sharing based compensation (“fee sharing”), bonus and equity incentive participation in TCW’s parent company (“equity incentives”). Fee sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.
Salary. Salary is agreed to with portfolio managers at the time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.
Fee sharing. Fee sharing for investment professionals is based on revenues generated by accounts in the investment strategy area for which the investment professionals are responsible. In most cases, revenues are allocated to a pool and fee sharing compensation is allocated among members of the investment team after the deduction of certain expenses (including compensation over a threshold level) related to the strategy group. The allocations are based on the investment professionals’ contribution to TCW and its clients, including qualitative and quantitative contributions.
In general, the same fee sharing percentage is used to compensate a portfolio manager for investment services related to a Fund is generally the same as that used to compensate portfolio managers for other client accounts in the same strategy managed by TCW or an affiliate of TCW (collectively, the “TCW Group”). In some cases, the fee sharing pool includes revenues related to more than one product, in which case each participant in the pool is entitled to fee sharing derived from his or her contributions to all the included products.
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Investment professionals are not directly compensated for generating performance fees.  In some cases, the overall fee sharing pool is subject to fluctuation based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Fund managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Funds.
Discretionary Bonus/Guaranteed Minimums. Discretionary bonuses may be paid out of an investment team’s fee sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do not receive fee sharing or where it is determined that the combination of salary and fee sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by the applicable TCW entity. Also, pursuant to contractual arrangements, some portfolio managers received minimum bonuses.
Equity Incentives. Management believes that equity ownership aligns the interests of portfolio managers with the interests of the firm and its clients.  Accordingly, TCW Group’s key investment professionals participate in equity incentives through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of TCW’s parent company. The plans include the Fixed Income Retention Plan, Restricted Unit Plan and 2013 Equity Unit Incentive Plan.
Under the Fixed Income Retention Plan, certain portfolio managers in the fixed income area were awarded cash and/or partnership units in TCW’s parent company, either on a contractually-determined basis or on a discretionary basis. Awards under this plan were made in 2010 that vest over time.
Under the Restricted Unit Plan, certain portfolio managers in the fixed income and equity areas may be awarded partnership units in TCW’s parent company. Awards under this plan have vested over time, subject to satisfaction of performance criteria.
Under the 2013 Equity Unit Incentive Plan, certain portfolio managers in the fixed income and equity areas may be awarded options to acquire partnership units in TCW’s parent company with a strike price equal to the fair market value of the option at the date of grant. The options granted under this plan are subject to vesting and other conditions.
Other Plans and Compensation Vehicles. Portfolio managers may also elect to participate in the applicable TCW Group’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.
Morgan Stanley Investment Management, Inc.
Portfolio Manager Compensation Structure
Morgan Stanley’s compensation structure is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Investment Management employees are generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Morgan Stanley Board of Directors.
Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.
Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.
Incentive compensation may include:
• Cash Bonus.
• Deferred Compensation:

A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of the Advisor’s clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by Investment Management. Portfolio

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managers are required to notionally invest a minimum of 25% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.

Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Company, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the Firm’s consolidated financial results, constitutes a violation of the Firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

Investment Management compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:
Revenue and profitability of the business and/or each fund/accounts managed by the portfolio manager
Revenue and profitability of the Firm
Return on equity and risk factors of both the business units and Morgan Stanley
Assets managed by the portfolio manager
External market conditions
New business development and business sustainability
Contribution to client objectives

The pre-tax investment performance of the funds/accounts managed by the portfolio manager (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one-, three- and five-year periods.

Individual contribution and performance
Further, the Firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.
POTENTIAL CONFLICTS OF INTEREST
As a diversified global financial services firm, Morgan Stanley, the parent company of the Adviser, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of a Fund. Morgan Stanley has advised clients and has sponsored, managed or advised other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses, the ‘‘Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with a Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley may also from time to time create new or successor Affiliated Investment Accounts that may compete with a Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.

Material Nonpublic Information. It is expected that confidential or material nonpublic information regarding an investment or potential investment opportunity may become available to the Adviser. If such information becomes
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available, the Adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. The Adviser may also from time to time be subject to contractual ‘‘standstill’’ obligations and/or confidentiality obligations that may restrict its ability to trade in certain investments on a Fund’s behalf. In addition, the Adviser may be precluded from disclosing such information to an Investment team, even in circumstances in which the information would be beneficial if disclosed. Therefore, the Adviser may not be provided access to material nonpublic information in the possession of Morgan Stanley that might be relevant to an investment decision to be made by a Fund, and the Adviser may initiate a transaction or sell an investment that, if such information had been known to it, may not have been undertaken. In addition, certain members of the Investment team may be recused from certain investment-related discussions so that such members do not receive information that would limit their ability to perform functions of their employment with Morgan Stanley unrelated to that of a Fund. Furthermore, access to certain parts of Morgan Stanley may be subject to third party confidentiality obligations and to information barriers established by Morgan Stanley in order to manage potential conflicts of interest and regulatory restrictions, including without limitation joint transaction restrictions pursuant to the 1940 Act. Accordingly, the Adviser’s ability to source investments from other business units within Morgan Stanley may be limited and there can be no assurance that the Adviser will be able to source any investments from any one or more parts of the Morgan Stanley network.

Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the Adviser and the Investment team, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of a Fund or its shareholders. A Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an Investment team may face conflicts in the allocation of investment opportunities among a Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the Adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the Adviser to favor such other accounts.

Morgan Stanley currently invests and plans to continue to invest on its own behalf and on behalf of its Affiliated Investment Accounts in a wide variety of investment opportunities in North America, Europe and elsewhere. Morgan Stanley and its Affiliated Investment Accounts, to the extent consistent with applicable law and policies and procedures, will be permitted to invest in investment opportunities without making such opportunities available to a Fund beforehand. Subject to the foregoing, Morgan Stanley may offer investments that fall into the investment objectives of an Affiliated Investment Account to such account or make such investment on its own behalf, even though such investment also falls within a Fund’s investment objectives. A Fund may invest in opportunities that Morgan Stanley and/or one or more Affiliated Investment Accounts has declined, and vice versa. All of the foregoing may reduce the number of investment opportunities available to a Fund and may create conflicts of interest in allocating investment opportunities. Investors should note that the conflicts inherent in making such allocation decisions may not always be opportunities that fall within its investment objectives.

It is possible that Morgan Stanley or an Affiliated Investment Account will invest in a company that is or becomes a competitor of a company of which a Fund holds an investment. Such investment could create a conflict between the Fund, on the one hand, and Morgan Stanley or the Affiliated Investment Account, on the other hand. In such a situation, Morgan Stanley may also have a conflict in the allocation of its own resources to the portfolio investment. Furthermore, certain Affiliated Investment Accounts will be focused primarily on investing in other funds which may have strategies that overlap and/or directly conflict and compete with a Fund.

In addition, certain investment professionals who are involved in a Fund’s activities remain responsible for the investment activities of other Affiliated Investment Accounts managed by the Adviser and its affiliates, and they will devote time to the management of such investments and other newly created Affiliated Investment Accounts (whether in the form of funds, separate accounts or other vehicles), as well as their own investments. In addition, in connection with the management of investments for other Affiliated Investment Accounts, members of Morgan Stanley and its affiliates may serve on the boards of directors of or advise companies which may compete with our portfolio investments. Moreover, these Affiliated Investment Accounts managed by Morgan Stanley and its affiliates may pursue investment opportunities that may also be suitable for a Fund.

The Adviser and its affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, a Fund even though such other clients’ investment objectives may be similar to those of the Fund.

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Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for a Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to that of a Fund. Furthermore, from time to time, the Adviser or its affiliates may invest “seed” capital in a Fund, typically to enable the Fund to commence investment operations and/or achieve sufficient scale. The Adviser and its affiliates may hedge such seed capital exposure by investing in derivatives or other instruments expected to produce offsetting exposure. Such hedging transactions, if any, would occur outside of a Fund.

Morgan Stanley’s sales and trading, financing and principal investing businesses (whether or not specifically identified as such, and including Morgan Stanley’s trading and principal investing businesses) will not be required to offer any investment opportunities to a Fund. These businesses may encompass, among other things, principal trading activities as well as principal investing.

Morgan Stanley’s sales and trading, financing, and principal investing businesses have acquired or invested in, and in the future may acquire or invest in, minority and/or majority control positions in equity or debt instruments of diverse public and/or private companies. Such activities may put Morgan Stanley in a position to exercise contractual, voting, or creditor rights, or management or other control with respect to securities or loans of portfolio investments or other issuers, and in these instances Morgan Stanley may, in its discretion and subject to applicable law, act to protect its own interests or interests of clients, and not a Fund’s interests.

Subject to the limitations of applicable law, a Fund may purchase from or sell assets to, or make investments in, companies in which Morgan Stanley has or may acquire an interest, including as an owner, creditor or counterparty.

Morgan Stanley’s Investment Banking Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with a Fund and with respect to investments that a Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by a Fund. Morgan Stanley may give advice and provide recommendations to persons competing with a Fund and/or any of a Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments.

Morgan Stanley could be engaged in financial advising, whether on the buy-side or sell-side, or in financing or lending assignments that could result in Morgan Stanley’s determining in its discretion or being required to act exclusively on behalf of one or more third parties, which could limit a Fund’s ability to transact with respect to one or more existing or potential investments. Morgan Stanley may have relationships with third-party funds, companies or investors who may have invested in or may look to invest in portfolio companies, and there could be conflicts between a Fund’s best interests, on the one hand, and the interests of a Morgan Stanley client or counterparty, on the other hand.

To the extent that Morgan Stanley advises creditor or debtor companies in the financial restructuring of companies either prior to or after filing for protection under Chapter 11 of the Bankruptcy Code or similar laws in other jurisdictions, the Adviser’s flexibility in making investments in such restructurings on a Fund’s behalf may be limited.

Morgan Stanley could provide investment banking services to competitors of portfolio companies, as well as to private equity and/or private credit funds; such activities may present Morgan Stanley with a conflict of interest vis-a-vis a Fund’s investment and may also result in a conflict in respect of the allocation of investment banking resources to portfolio companies.

To the extent permitted by applicable law, Morgan Stanley may provide a broad range of financial services to companies in which a Fund invests, including strategic and financial advisory services, interim acquisition financing and other lending and underwriting or placement of securities, and Morgan Stanley generally will be paid fees (that may include warrants or other securities) for such services. Morgan Stanley will not share any of the foregoing interest, fees and other compensation received by it (including, for the avoidance of doubt, amounts received by the Adviser) with a Fund, and any advisory fees payable will not be reduced thereby.

Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan
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Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. A Fund may be precluded from participating in a transaction with or relating to the company being sold under these circumstances.

Client Relationships. Morgan Stanley has existing and potential relationships with a significant number of corporations, institutions and individuals. In providing services to its clients, Morgan Stanley may face conflicts of interest with respect to activities recommended to or performed for such clients, on the one hand, and a Fund, its shareholders or the entities in which the Fund invests, on the other hand. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to a Fund.

In acting as principal or in providing advisory and other services to its other clients, Morgan Stanley may engage in or recommend activities with respect to a particular matter that conflict with or are different from activities engaged in or recommended by the Adviser on a Fund’s behalf.

Transactions with Portfolio Companies of Affiliated Investment Accounts. The companies in which a Fund may invest may be counterparties to or participants in agreements, transactions or other arrangements with portfolio companies or other entities of portfolio investments of Affiliated Investment Accounts (for example, a company in which a Fund invests may retain a company in which an Affiliated Investment Account invests to provide services or may acquire an asset from such company or vice versa). Certain of these agreements, transactions and arrangements involve fees, servicing payments, rebates and/or other benefits to Morgan Stanley or its affiliates. For example, portfolio entities may, including at the encouragement of Morgan Stanley, enter into agreements regarding group procurement and/or vendor discounts. Morgan Stanley and its affiliates may also participate in these agreements and may realize better pricing or discounts as a result of the participation of portfolio entities. To the extent permitted by applicable law, certain of these agreements may provide for commissions or similar payments and/or discounts or rebates to be paid to a portfolio entity of an Affiliated Investment Account, and such payments or discounts or rebates may also be made directly to Morgan Stanley or its affiliates. Under these arrangements, a particular portfolio company or other entity may benefit to a greater degree than the other participants, and the Morgan Stanley funds, investment vehicles and accounts (which may or may not include a Fund) that own an interest in such entity will receive a greater relative benefit from the arrangements than the Morgan Stanley funds, investment vehicles or accounts that do not own an interest therein. Fees and compensation received by portfolio companies of Affiliated Investment Accounts in relation to the foregoing will not be shared with a Fund or offset advisory fees payable.

Allocation of Expenses. Expenses may be incurred that are attributable to a Fund and one or more other Affiliated Investment Accounts (including in connection with issuers in which a Fund and such other Affiliated Investment Accounts have overlapping investments). The allocation of such expenses among such entities raises potential conflicts of interest. The Adviser and its affiliates intend to allocate such common expenses among a Fund and any such other Affiliated Investment Accounts on a pro rata basis or in such other manner as may be required by applicable law.

Transactions with Affiliates. The Adviser might purchase securities from underwriters or placement agents in which an affiliate is a member of a syndicate or selling group, as a result of which an affiliate might benefit from the purchase through receipt of a fee or otherwise. The Adviser will not purchase securities on behalf of a Fund from an affiliate that is acting as a manager of a syndicate or selling group. Purchases by the Adviser on behalf of a Fund from an affiliate acting as a placement agent must meet the requirements of applicable law. Furthermore, Morgan Stanley may face conflicts of interest when the Funds use service providers affiliated with Morgan Stanley because Morgan Stanley receives greater overall fees when they are used.

General Process with Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between the Adviser, related persons of the Adviser and/or their clients. The Advisers Act, the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the Adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. The Adviser seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.
T. Rowe Price Associates, Inc.
Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.
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Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, T. Rowe Price Japan, and T. Rowe Price International, as appropriate) evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis, although tax efficiency is considered.
Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform; working effectively with and mentoring others; and other contributions to our clients, the firm, or our culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.
All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits and are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group.
This compensation structure is used when evaluating the performance of all portfolios managed by the portfolio manager.
Conflicts of Interest
Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients.
The T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price funds. T. Rowe Price manages the Morningstar retirement plan and acts as Subadviser to two mutual funds offered by Morningstar. In addition, T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.
Since the T. Rowe Price funds and other accounts have different investment objectives or strategies, potential conflicts of interest may arise in executing investment decisions or trades among client accounts. For example, if T. Rowe Price purchases a security for one account and sells the same security short for another account, such a trading pattern could disadvantage either the account that is long or short. It is possible that short sale activity could adversely affect the market value of long positions in one or more T. Rowe Price funds and other accounts (and vice versa) and create potential trading conflicts, such as when long and short positions are being executed at the same time. To mitigate these potential conflicts of interest, T. Rowe Price has implemented policies and procedures requiring trading and investment decisions to be made in accordance with T. Rowe Price’s fiduciary duties to all accounts, including the T. Rowe Price funds. Pursuant to these policies, portfolio managers are generally prohibited from managing multiple strategies where they hold the same security long in one strategy and short in another, except in certain circumstances, including where an investment oversight committee has specifically reviewed and approved the holdings or strategy. Additionally, T. Rowe Price has implemented policies and procedures that it believes are reasonably designed to ensure the fair and equitable allocation of trades, both long and short, to minimize the impact of trading activity across client accounts. T. Rowe Price
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monitors short sales to determine whether its procedures are working as intended and that such short sale activity is not materially impacting our trade executions and long positions for other clients.
PORTFOLIO MANAGER OWNERSHIP OF SECURITIES IN THE FUNDS
At December 31, 2019, the portfolio managers did not beneficially own shares of any Fund.

AFFILIATED PERSONS
The following table lists persons who are affiliated with the Trust and who are also affiliated persons of the Manager.
Name	Position with Trust	Position with the Manager
Brian J. Muench	Chair, Trustee, and President	President
Christopher Pheiffer	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Corporate Compliance Senior Director
Michael J. Tanski	Vice President, Operations	Assistant Vice President, Operations
Darin Egbert	Vice President, Investments	Assistant Vice President, Asset Manager Selection
Erik Nelson	Assistant Secretary and Chief Legal Officer	Secretary and Chief Legal Officer
PORTFOLIO TRANSACTIONS BY THE FUNDS
As of the date of this statement of additional information, the Funds invest only in registered investment companies managed by affiliates, unaffiliated mutual funds, and other securities or derivative instruments. Such investments will be subject to various commission schedules and restrictions, as set out in the following paragraphs.
Purchases and sales of portfolio securities held by the Funds, which are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked prices. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Trust, where possible will deal directly with the dealers who make a market in the securities involved except under those circumstances where better price and execution are available elsewhere.
In distributing brokerage business arising out of the placement of orders for the purchase and sale of securities for any Fund, the objective of the Fund’s Manager or Subadviser is to obtain the best overall terms. Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Manager or Subadviser, in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers and dealers who provide supplemental investment research to the Manager or Subadviser may receive orders for transactions on behalf of the Trust. The types of research services the Manager or Subadviser may receive includes economic analysis and forecasts, financial market analysis and forecasts, industry and company specific analysis, performance monitoring, interest rate forecasts, arbitrage relative valuation analysis of various debt securities, analyses of U.S. Treasury securities, research-dedicated computer hardware and software and related consulting services and other services that assist in the investment decision-making process. Research services are received primarily in the form of written reports, computer-generated services, telephone contacts and personal meetings with security analysts. Research services may also be provided in the form of meetings arranged with corporate and industry spokespersons or may be generated by third parties but are provided to the Manager or Subadvisers by, or through, broker-dealers. Research so received is in addition to and not in lieu of services required to be performed by the Manager or Subadviser and does not reduce the fees payable to such adviser by the Trust. Such information may be useful to the Manager or Subadviser in serving both the Trust and other clients and, conversely supplemental information obtained by the placement of business of other clients may be useful to the Manager or Subadviser in carrying out its obligations to the Trust.
While the Manager or Subadviser generally seeks competitive commissions, the Trust may not necessarily pay the lowest commission available on each brokerage transaction for the reasons discussed above. Thus, a Fund may pay a higher brokerage commission in connection with a given portfolio transaction than it would have paid another broker for the
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same transaction in recognition of the value of brokerage or research services provided by the executing broker. The total brokerage commissions paid by each Fund for the last 3 fiscal years are listed in the following table.
Fund	Total Brokerage Commission Paid for the Fiscal Year Ended December 31, 2019	Total Brokerage Commission Paid for the Fiscal Year Ended December 31, 2018	Total Brokerage Commission Paid for the Fiscal Year Ended December 31, 2017

AZL DFA Five-Year Global Fixed Income Fund	-	-	-
AZL DFA International Core Equity Fund	15,989	46,412	25,053
AZL DFA U.S. Core Equity Fund	11,189	12,823	17,543
AZL DFA U.S. Small Cap Fund	7,880	10,905	13,279
AZL Enhanced Bond Index Fund	59,465	23,888	30,856
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund	17,227	61,291	27,811
AZL Fidelity Institutional Asset Management® Total Bond Fund	2	4,072	927
AZL Gateway Fund	66,266	-	88,117
AZL Government Money Market Fund	-	-	-
AZL International Index Fund	63,659	82,104	79,584
AZL MetWest Total Return Bond Fund	7,534	8,228	1,091
AZL Mid Cap Index Fund	75,594	47,359	68,820
AZL Moderate Index StrategyFund	-	-	-
AZL Morgan Stanley Global Real Estate Fund	48,232	60,680	86,510
AZL MSCI Emerging Markets Equity Index Fund	92,906	39,696	57,653
AZL MSCI Global Equity Index Fund	24,896	83,152	4,968
AZL Russell 1000 Growth Index Fund	30,305	40,178	38,301
AZL Russell 1000 Value Index Fund	34,540	53,961	32,673
AZL S&P 500 Index Fund	45,863	37,946	34,167
AZL Small Cap Stock Index Fund	92,672	81,269	74,345
AZL T. Rowe Price Capital Appreciation Fund	144,241	182,126	195,480
Brokerage commissions paid by a Fund may vary significantly from year to year as a result of a variety of factors, including changing asset levels through the year, changes in portfolio turnover rates, varying market conditions, and changes in investment strategies and processes.
AFFILIATED BROKERS
The following table lists the amount of brokerage commissions paid during the last three years to any broker that is affiliated with the Trust, the Manager, or any Subadviser. All of the brokers listed are affiliates of the Manager or a Subadviser.
Name of Affiliated Broker	Aggregate Dollar Amount of Brokerage Commissions Paid for the Fiscal Year Ended December 31, 2019	Aggregate Dollar Amount of Brokerage Commissions Paid for the Fiscal Year Ended December 31, 2018	Aggregate Dollar Amount of Brokerage Commissions Paid for the Fiscal Year Ended December 31, 2017
BNY Mellon Securities LLC	-	$-	$-
Fidelity Brokerage Services, LLC	-	-	$1,599
JPMorgan Securities, Inc.	-	-	-
Luminex	-	1,160	-
Morgan Stanley & Co.	-	110,558	87,295
National Financial Services	-	3	-
Oppenheimer & Co.	-	-	-
Pershing LLC	-	-	-
Wells Fargo Funds Distrubutor, LLC	-	-	-
During the fiscal year ended December 31, 2019, there were no aggregate brokerage commissions paid to affiliated brokers.
Except as permitted by applicable rules under the 1940 Act, the Trust will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Manager or Subadviser or the Funds’ Distributor, or their affiliates. Subject to the requirements of the 1940 Act and the oversight of the Board of Trustees, the Funds may borrow from the Manager or Subadviser for temporary or emergency purposes in order to meet
The Allianz Variable Insurance Products Trust SAI May 1, 2020

unanticipated redemptions or to meet payment obligations when a portfolio transaction “fails” due to circumstances beyond a Fund’s control.
At December 31, 2019, the Funds listed below held the following securities of issuers, each of which derived more than 15% of its gross revenues from the business of a broker, dealer, underwriter, or an investment adviser:
Fund	Name of Broker or Dealer	Approximate Aggregate Value of Issuer Securities Owned by the Fund at 12/31/19
AZL Fidelity Institutional Asset Management Total Bond Fund	Barclays	2,463,097
AZL Fidelity Institutional Asset Management Total Bond Fund	Citigroup	3,433,866
AZL Fidelity Institutional Asset Management Total Bond Fund	Credit Suisse	4,541,765
AZL Fidelity Institutional Asset Management Total Bond Fund	Goldman Sachs	874,080
AZL Fidelity Institutional Asset Management Total Bond Fund	HSBC	217,660
AZL Fidelity Institutional Asset Management Total Bond Fund	JP Morgan	3,514,542
AZL Fidelity Institutional Asset Management Total Bond Fund	Morgan Stanley	10,218,127
AZL Fidelity Institutional Asset Management Total Bond Fund	UBS	793,482
AZL MetWest Total Return Bond Fund	Bank of America	1,125,624
AZL MetWest Total Return Bond Fund	Barclays	342,370
AZL MetWest Total Return Bond Fund	Citigroup	960,343
AZL MetWest Total Return Bond Fund	Credit Suisse	744,007
AZL MetWest Total Return Bond Fund	Goldman Sachs	980,417
AZL MetWest Total Return Bond Fund	JP Morgan	1,118,125
AZL MetWest Total Return Bond Fund	Morgan Stanley	522,389
AZL DFA U.S. Core Equity Fund	Bank of New York Mellon	507,578
AZL DFA U.S. Core Equity Fund	Citigroup	2,008,432
AZL DFA U.S. Core Equity Fund	Goldman Sachs	833,955
AZL DFA U.S. Core Equity Fund	Jefferies	133,477
AZL DFA U.S. Core Equity Fund	JP Morgan	7,009,033
AZL DFA U.S. Core Equity Fund	Morgan Stanley	960,493
AZL DFA U.S. Small Cap Fund	Citigroup	36,853
AZL DFA International Core Equity Fund	Bank of Nova Scotia	543,321
AZL DFA International Core Equity Fund	Barclays	305,754
AZL DFA International Core Equity Fund	Credit Suisse	282,999
AZL DFA International Core Equity Fund	HSBC	1,160,621
The Allianz Variable Insurance Products Trust SAI May 1, 2020

Fund	Name of Broker or Dealer	Approximate Aggregate Value of Issuer Securities Owned by the Fund at 12/31/19
AZL DFA International Core Equity Fund	Mizuho	338,325
AZL DFA International Core Equity Fund	Natixis	54,989
AZL DFA International Core Equity Fund	UBS	375,183
AZL DFA Five-Year Global Fixed Income Fund	Bank of Nova Scotia	12,804,756
Investment decisions for each Fund are made independently from those made for the other Funds or any other portfolio investment company or account managed by the Manager or Subadviser. Any such other portfolio, investment company or account may also invest in the same securities as the Trust. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another Fund, portfolio, investment company or account, the transaction will be averaged as to price, and available investments will be allocated as to amount, in a manner which the Manager or Subadviser believes to be equitable to the Fund(s) and such other portfolio, investment company, or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by the Fund. To the extent permitted by law, the Manager or Subadviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other Funds or for other portfolios, investment companies, or accounts in order to obtain best execution. In making investment recommendations for the Trust, the Manager or Subadviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Trust is a customer of the Manager, its parent, affiliates, or a Subadviser and, in dealing with its customers, the Manager, its parent and affiliates or a Subadviser will not inquire or take into consideration whether securities of such customers are held by the Trust.
ADMINISTRATOR AND FUND ACCOUNTANT
Citi Fund Services Ohio, Inc. (“CFSO”), whose principal location of business is 4400 Easton Commons, Suite 200, Columbus, Ohio 43219, serves as the administrator (the “Administrator”) and fund accountant (the “Fund Accountant”) to the Trust pursuant to a Services Agreement dated January 1, 2019 (the “Services Agreement”), as amended.
As Administrator, CFSO has agreed to maintain office facilities for the Trust; furnish statistical and research data, clerical and certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the SEC on Form N-CEN and N-PORT or any comparable or replacement forms thereof; compile data for, prepare for execution by the Funds and file certain federal and state tax returns and required tax filings; prepare compliance filings pursuant to state securities laws with the advice of the Trust’s counsel; keep and maintain the financial accounts and records of the Funds, including calculation of daily expense accruals; and generally assist in all aspects of the Trust’s operations other than those performed by the Manager under the Investment Management Agreement, the Subadvisers under the Subadvisory Agreements, or by the Custodian under the Custody Agreement. Under the Services Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.
As Fund Accountant, CFSO maintains the accounting books and records for the Funds, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received and other required separate ledger accounts; maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Funds, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with Trust’s Custodian, affirmation to the Trust’s Custodian of all portfolio trades and cash settlements, verification and reconciliation with the Trust’s Custodian of all daily trade activities; provides certain reports; obtains dealer quotations, prices from a pricing service matrix prices, or where necessary, fair value pricing information or adjustment factors from independent fair value pricing sources on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Funds.
Under the terms of the Services Agreement CFSO also provides a variety of compliance services utilized by the Chief Compliance Officer of the Trust.
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CFSO receives a fee from each Fund for its services as Administrator and Fund Accountant and is reimbursed for certain expenses assumed pursuant to the Services Agreement, aggregated and paid monthly, including (a) an asset-based fee, calculated daily and paid monthly, at the annual rate of 0.047% of the combined average daily net assets of the Funds up to $4 billion; 0.04% of the combined average daily net assets of the Funds from $4 billion to $6 billion; 0.02% of the combined average daily net assets of the Funds from $6 billion to $8 billion; and 0.01% of the combined average daily net assets of the Funds over $8 billion for Funds in the VIP Trust; and (b) various per unit fees for services, including fair value, support services, Form N-PORT and liquidity risk management support. The fees under (a) above are subject to a minimum fee of $3,000,000 per year for the Trust.  From time to time, CFSO may waive all or a portion of the administration fee payable to it by the Funds, either voluntarily or pursuant to applicable statutory expense limitations. In addition, CFSO receives an annual fee of $92,639 from the Trust for compliance services provided under the terms of the Services Agreement.
For the fiscal year ended December 31, 2019, CFSO was entitled to receive and waived administration fees from the Funds as follows:
Fund	Service Fees Earned	Service Fees Waived

AZL DFA Five-Year Global Fixed Income Fund	145,218	-
AZL DFA International Core Equity Fund	140,551	-
AZL DFA U.S. Core Equity Fund	159,266	-
AZL DFA U.S. Small Cap Fund	71,502	-
AZL Enhanced Bond Index Fund	668,922	-
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund	224,867	-
AZL Fidelity Institutional Asset Management® Total Bond Fund	221,185	-
AZL Gateway Fund	56,791	-
AZL Government Money Market Fund	118,017	-
AZL International Index Fund	451,320	-
AZL MetWest Total Return Bond Fund	127,644	-
AZL Mid Cap Index Fund	317,654	-
AZL Moderate Index Strategy Fund	67,089	-
AZL Morgan Stanley Global Real Estate Fund	51,945	-
AZL MSCI Emerging Markets Equity Index Fund	118,959	-
AZL MSCI Global Equity Index Fund	78,504	-
AZL Russell 1000 Growth Index Fund	254,247	-
AZL Russell 1000 Value Index Fund	262,891	-
AZL S&P 500 Index Fund	704,894	-
AZL Small Cap Stock Index Fund	233,412	-
AZL T. Rowe Price Capital Appreciation Fund	334,740	-
The Services Agreement shall continue in effect until December 31, 2020, and thereafter renew for successive one-year terms unless terminated by either party not less than 60 days prior to the expiration of such term, provided that any such renewal is approved at least annually (i) by the Trust’s Board of Trustees and (ii) by vote of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of any party to the Services Agreement cast in person at a meeting called for such purpose. The Services Agreement is terminable for cause with respect to a particular Fund at any time on 60 days’ written notice without penalty by the Trust or by CFSO. The Services Agreement provides that CFSO shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Services Agreement relates, except a loss from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by CFSO of its obligations and duties thereunder.
DISTRIBUTOR
Allianz Life Financial Services, LLC (the “Distributor”), whose principal location of business is 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, serves as distributor to the Trust pursuant to a Distribution Agreement (the “Distribution Agreement”). The Distribution Agreement provides that the Distributor will use appropriate efforts to solicit orders for the sale of the Funds’ shares from bona fide investors and may enter into selling group agreements with responsible
The Allianz Variable Insurance Products Trust SAI May 1, 2020

dealers and dealer managers as well as sell the Funds’ shares to individual investors. The Distributor is not obligated to sell any specific amount of shares.
The Distribution Agreement was last approved by the Trust’s Board of Trustee’s (including a majority of such Trustees who are not interested persons of the Trust or any party to such agreement within the meaning of the 1940 Act) on September 17, 2019. Unless otherwise terminated, the Distribution Agreement will continue in effect for successive one-year periods from the date of such Agreement if approved at least annually (i) by the Trust’s Board of Trustees or by the vote of a majority of the outstanding shares of the Trust, and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable at any time on 60 days’ written notice without penalty by the Trustees, by a vote of a majority of the shareholders of the Trust, or by the Distributor on 90 days’ written notice. The Distribution Agreement will automatically terminate in the event of any assignment as defined in the 1940 Act.
Distribution Plan – A Distribution Plan (the “Plan”) has been adopted by each of the Funds pursuant to Rule 12b-1 of the Act. Pursuant to the Plan, the Funds may pay directly or reimburse the Distributor monthly in amounts described in the Prospectus for costs and expenses of marketing the shares of the Funds.
The Plan provides for payments by each Fund to the Distributor at an annual rate not to exceed 0.25% of the Fund’s average net assets. For the Funds which have been authorized to issue two classes of shares, payments to the Distributor may be made only on assets attributable to Class 2 Shares.
For the fiscal year or period ended December 31, 2019, the following 12b-1 fees shown as earned and waived for the Funds were:
Fund	12b-1 Fees Earned	12b-1 Fees Waived

AZL DFA Five-Year Global Fixed Income Fund	1,117,947	-
AZL DFA International Core Equity Fund	678,806	-
AZL DFA U.S. Core Equity Fund	1,238,676	-
AZL DFA U.S. Small Cap Fund	414,650	-
AZL Enhanced Bond Index Fund	5,138,207	-
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund	1,393,226	-
AZL Fidelity Institutional Asset Management® Total Bond Fund (Class 2)	1,203,924	-
AZL Gateway Fund	380,563	-
AZL Government Money Market Fund	1,117,585	-
AZL International Index Fund (Class 2)	3,861,094	-
AZL MetWest Total Return Bond Fund	808,985	-
AZL Mid Cap Index Fund (Class 2)	2,823,400	-
AZL Moderate Index Strategy Fund*	-	-
AZL Morgan Stanley Global Real Estate Fund (Class 2)	217,354	-
AZL MSCI Emerging Markets Index Fund (Class 2)	694,556	-
AZL MSCI Global Equity Index Fund	379,958	-
AZL Russell 1000 Growth Index Fund Class 2)	2,127,535	-
AZL Russell 1000 Value Index Fund (Class 2)	1,939,809	-
AZL S&P 500 Index Fund (Class 2)	6,548,609	-
AZL Small Cap Stock Index Fund (Class 2)	1,953,691	-
AZL T. Rowe Price Capital Appreciation Fund	2,999,427	-
*As of October 14, 2016 12b-1 fee is no longer charged to this Fund.
Under the Plan, each Fund pays the Distributor and other securities dealers and other financial institutions and organizations for certain distribution activities. The above amounts represent payments to securities dealers and other financial institutions and organizations for certain distribution services. Amounts received by the Distributor may, additionally, subject to the Plan’s maximums, be used to cover certain other costs and expenses related to the distribution of Fund shares and provision of service to Fund shareholders, including: (a) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising; (b) expenses of sales employees or
The Allianz Variable Insurance Products Trust SAI May 1, 2020

agents of the Distributor, including salary, commissions, travel and related expenses; (c) costs of printing prospectuses and other materials to be given or sent to prospective investors; and (d) such other similar services as the Trustees determine to be reasonably calculated to result in the sale of shares of the Funds. Each Fund will pay all costs and expenses in connection with the preparation, printing and distribution of the Prospectus to current shareholders and the operation of its Plan(s), including related legal and accounting fees. A Fund will not be liable for distribution expenditures made by the Distributor in any given year in excess of the maximum amount payable under a Plan for that Fund in that year.
The Plan provides that it may not be amended to increase materially the costs which the Funds may bear pursuant to the Plan without shareholder approval and that other material amendments to the Plan must be approved by the Board of Trustees, and by the Trustees who are neither “interested persons” (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the particular Plan or any related agreement, by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees have been committed to the discretion of the Trustees who are not “interested persons” of the Trust.  The continuance of the Plan is subject to similar annual approval by the Trustees and the Plan Trustees. The Plan’s continuance was most recently approved by the Board of Trustees on September 17, 2019.
The Plan is terminable at any time by a vote of a majority of the Plan Trustees or by vote of the holders of a majority of the shares of the Fund. The Board of Trustees has concluded that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders.
The Plan was initially approved by the Board of Trustees, as described above, for each Fund on the dates shown in the table below:
Fund	Date

AZL DFA Five-Year Global Fixed Income Fund	June 11, 2014
AZL DFA International Core Equity Fund	June 11, 2014
AZL DFA U.S. Core Equity Fund	June 11, 2014
AZL DFA U.S. Small Cap Fund	June 11, 2014
AZL Enhanced Bond Index Fund	February 21, 2009
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund	February 21, 2009
AZL Fidelity Institutional Asset Management® Total Bond Fund	June 12, 2012
AZL Gateway Fund	February 20, 2010
AZL Government Money Market Fund	October 6, 1999*
AZL International Index Fund	February 21, 2009
AZL MetWest Total Return Bond Fund	September 10, 2014
AZL Mid Cap Index Fund	February 21, 2009
AZL Moderate Index Strategy Fund	February 27, 2004
AZL Morgan Stanley Global Real Estate Fund	February 25, 2006
AZL MSCI Emerging Markets Equity Index Fund	February 25, 2006
AZL MSCI Global Equity Index Fund	February 21, 2009
AZL Russell 1000 Growth Index Fund	February 20, 2010
AZL Russell 1000 Value Index Fund	February 20, 2010
AZL S&P 500 Index Fund	February 23, 2007
AZL Small Cap Stock Index Fund	February 23, 2007
AZL T. Rowe Price Capital Appreciation Fund	September 6, 2001
*	Approved by the sole shareholder of each class of shares of each of the Fund on October 26, 1999.
CUSTODIAN
The Bank of New York Mellon (“BNY Mellon”), One Wall Street, New York, New York 10286, serves as Custodian of the Fund.  BNY Mellon is paid certain fees and reimbursed for certain out-of-pocket expenses for its services.  Fees paid by the Fund for these services are included under “Other Expenses” in the Fees and Expenses table for each Fund.
TRANSFER AGENT
FIS Investor Services LLC, whose principal location of business is 4249 Easton Way Suite 400, Columbus, OH 43219, serves as the transfer agent to the Trust pursuant to a Transfer Agency Services Agreement with the Trust, assigned to FIS April 1, 2015. FIS also serves as the Transfer Agent to the FOF Trust. As Transfer Agent, FIS performs the following services in connection with each Fund’s shareholders of record: maintains shareholder records, processes shareholder purchase and redemption orders, processes transfers and exchanges of shares of the Funds on the shareholder files and records, and processes dividend payments and reinvestments.
The Allianz Variable Insurance Products Trust SAI May 1, 2020

SECURITIES LENDING
To generate additional income, each Fund may lend up to 33 1/3% of its portfolio securities to broker-dealers, banks or institutional borrowers of securities. Each loan must be secured continuously by cash collateral, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to at least 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day.
The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. The Fund bears all of the gains and losses on investment of collateral. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned on the cash collateral which could result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned.
There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in the Manager’s judgment the consideration which can be earned from such loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.
The Bank of New York Mellon (the “Securities Lending Agent”) serves as the Trust’s securities lending agent, as well as the Trust’s Custodian. The Securities Lending Agent administers each Fund’s securities lending program pursuant to the terms of a securities lending authorization agreement entered into between the Trust and the Securities Lending Agent. The Securities Lending Agent is responsible for locating borrowers, monitoring daily the value of the loaned securities and collateral, requiring additional collateral as necessary, qualified dividend management, negotiation of loan terms, selection of securities to be loaned, recordkeeping and account servicing, monitoring dividend activity relating to loaned securities, and arranging for return of loaned securities to the Fund at loan termination. Cash collateral received in connection with securities lending is invested on behalf of the Fund in one or more money-market funds or other short-term investments.
A Fund does not have the right to vote securities on loan; however, the Funds intend to terminate a loan and regain the right to vote a security if there is an opportunity to vote on a matter related to that security, although it may not be feasible to do so in every situation. In the event the borrower defaults in its obligation to a Fund, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral.
The following table sets forth, for the most recently completed fiscal year, each Fund’s gross income received from securities lending activities, fees and/or other compensation paid by the Fund for securities lending activities, and net income earned by the fund for securities lending activities. The Funds do not pay separate fees for cash collateral management, administrative services, or indemnification, other than as reflected in the following table. Net income from securities lending activities may differ from the amount reported in a Fund’s annual report, which reflects estimated accruals.
		Fees and/or compensation for securities lending activities and related services
Fund	Gross income from securities lending activities (including income from cash collateral reinvestment)	Share of revenue paid to the securites lending agent (“revenue split”)	Rebates paid to borrowers	Aggregate fees/compensation for securities lending activities	Net income from securities lending activities
AZL DFA Five-Year Global Fixed Income Fund	114,129	-632	-107,103	-107,734	6,395
The Allianz Variable Insurance Products Trust SAI May 1, 2020

		Fees and/or compensation for securities lending activities and related services
Fund	Gross income from securities lending activities (including income from cash collateral reinvestment)	Share of revenue paid to the securites lending agent (“revenue split”)	Rebates paid to borrowers	Aggregate fees/compensation for securities lending activities	Net income from securities lending activities
AZL DFA International Core Equity Fund	41,445	-5,149	15,815	10,666	52,111
AZL DFA U.S. Core Equity Fund	428,128	-6,966	-350,309	-357,276	70,852
AZL DFA U.S. Small Cap Fund	308,606	-7420	-225,794	-233,213	75,392
AZL Enhanced Bond Index Fund	2,970,360	-18,100	-2,769,143	-2,787,243	183,117
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund	973,482	-13,695	-821,108	-834,803	138,679
AZL Fidelity Institutional Asset Management® Total Bond Fund	562,789	-12,040	-428,881	-440,920	121,868
AZL Gateway Fund	(a)	(a)	(a)	(a)	(a)
AZL Government Money Market Fund	(a)	(a)	(a)	(a)	(a)
AZL International Index Fund	633,772	-42,119	-165,735	-207,855	425,918
AZL MetWest Total Return Bond Fund	14,357	-748	-6,038	-6,786	7,571
AZL Mid Cap Index Fund	2,969,616	-29,383	-2,642,892	-2,672,275	297,341
AZL Moderate Index Strategy Fund	(a)	(a)	(a)	(a)	(a)
The Allianz Variable Insurance Products Trust SAI May 1, 2020

		Fees and/or compensation for securities lending activities and related services
Fund	Gross income from securities lending activities (including income from cash collateral reinvestment)	Share of revenue paid to the securites lending agent (“revenue split”)	Rebates paid to borrowers	Aggregate fees/compensation for securities lending activities	Net income from securities lending activities
AZL Morgan Stanley Global Real Estate Fund	63,007	-1,610	-45,103	-46,713	16,293
AZL MSCI Emerging Markets Equity Index Fund	70,044	-5,006	-14,379	-19,385	50,659
AZL MSCI Global Equity Index Fund	33,846	-2,025	-11,268	-13,292	20,554
AZL Russell 1000 Growth Index Fund	1,421,048	-12,645	-1,280,319	-1,292,963	128,085
AZL Russell 1000 Value Index Fund	1,453,334	-16,250	-1,272,448	-1,288,698	164,636
AZL S&P 500 Index Fund	3,295,834	-29,991	-2,962,423	-2,992,413	303,420
AZL Small Cap Stock Index Fund	3,503,126	-56,656	-2,871,670	-2,928,327	574,799
AZL T. Rowe Price Capital Appreciation Fund	2,096,096	-20,822	-1,864,624	-1,885,445	210,651
(a) The Fund does not participate in securities lending.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, NY 10016, is the independent registered public accounting firm for the Trust. PwC provides audit services, tax return preparation and assistance, and audit related services in connection with certain SEC filings for the Trust.
LEGAL COUNSEL
Dorsey & Whitney LLP, 50 South Sixth Street, Suite 1500, Minneapolis MN 55402, is the legal counsel to the Trust. Perkins Coie LLP, 700 Thirteenth Street N.W., Washington, D.C. 20005, is legal counsel to the Independent Trustees.
CODES OF ETHICS
Federal law requires the Trust, its investment advisers and its principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Trust). Each code of ethics is included as an exhibit to the Trust’s registration statement which is on file with, and available from, the SEC. Each Code has been adopted pursuant to Rule 17j-1 under the 1940 Act and Rule 204A under the Investment Advisers Act of 1940.
The Allianz Variable Insurance Products Trust SAI May 1, 2020

LICENSING ARRANGEMENTS
AZL MSCI Global Equity Index Fund, and AZL MSCI Emerging Markets Equity Index Fund
THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY THE MANAGER AND THE FUND. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARITES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
No purchaser, seller or holder of this Fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.
AZL S&P 500 Index Fund, AZL Mid Cap Index Fund and AZL Small Cap Stock Index Fund (the “AZL Index Funds”)
The AZL S&P 500 Index Fund, AZL Mid Cap Index Fund and AZL Small Cap Stock Index Fund (the “AZL Index Funds”) are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the AZL Index Funds or any member of the public regarding the advisability of investing in securities generally or in the AZL Index Funds particularly or the ability of the S&P 500® Index, the S&P Mid Cap 400® Index and the S&P SmallCap 600® Index to track general stock market performance. S&P's only relationship to the Manager (the “Licensee”) is the licensing of certain trademarks and trade names of S&P and of the S&P 500® Index, the S&P Mid Cap 400® Index and the S&P SmallCap 600® Index which are determined, composed and calculated by S&P without regard to the Licensee or the AZL Index Funds. S&P has no obligation to take the needs of the Licensee or the owners of the AZL Index Funds into consideration in determining, composing or calculating the S&P 500® Index, the S&P Mid Cap 400® Index and the S&P SmallCap 600® Index. S&P is
The Allianz Variable Insurance Products Trust SAI May 1, 2020

not responsible for and has not participated in the determination of the prices and amount of the AZL Index Funds or the timing of the issuance or sale of the AZL Index Funds or in the determination or calculation of the equation by which the AZL Index Funds is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the AZL Index Funds.
S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500® INDEX, THE S&P MID CAP400® INDEX, THE S&P SMALLCAP 600® INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE AZL INDEX FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® INDEX, THE S&P MID CAP400® INDEX, THE S&P SMALLCAP 600® INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500® INDEX, THE S&P MID CAP400® INDEX, THE S&P SMALLCAP 600® INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
AZL Russell 1000 Growth Index Fund and AZL Russell 1000 Value Index Fund (the “AZL Russell Index Funds”)
Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.
The AZL Russell Index Funds are not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investments (“Russell”).  Russell is not responsible for and has not reviewed the AZL Russell Index Funds nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.
Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes.  Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.
Russell's publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based.  RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES OR ANY DATA INCLUDED IN THE RUSSELL INDEXES.  RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES.  RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.
AZL International Index Fund
THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY THE MANAGER AND THE FUND. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS FUND OR ANY
The Allianz Variable Insurance Products Trust SAI May 1, 2020

OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARITES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
No purchaser, seller or holder of this Fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

ADDITIONAL INFORMATION

DESCRIPTION OF SHARES
The Trust is a Delaware business trust organized on July 13, 1999. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. The shares are offered on a continuous basis. Pursuant to such authority, the Board of Trustees has established 21 series, each previously named and defined collectively as the “Funds.” Each share of each Fund represents an equal proportionate interest with each other share of that series. Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable. No commissions are paid for distributing the Funds’ shares.
Under the terms of the Declaration of Trust, the Trust is not required to hold annual shareholder meetings. Shareholder meetings for the purpose of electing Trustees will not be held, unless required by law, unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office deem it appropriate to call a shareholders’ meeting for the election of Trustees. At meetings of shareholders, each share is entitled to one vote for each dollar of net asset value applicable to such share. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect all of the Trustees to be elected at a meeting. The rights of shareholders cannot be modified other than by a vote of the majority of the outstanding shares.
The shareholders of the Trust are the Participating Insurance Companies, the Separate Accounts, and the FOF Trust, which hold the right to vote upon matters at any meeting of the shareholders of the Trust. However, the Trust understands that the Participating Insurance Companies generally will solicit voting instructions from Contract owners regarding matters submitted to shareholder vote and the Participating Insurance Companies will vote all outstanding shares of any Fund of the Trust in accordance with instructions timely given by the owners of the Contracts for which the Fund serves as a funding vehicle. Fund shares held by a Separate Account as to which no instructions have been received or that are not attributable to a Contract owner, Fund shares held by a Participating Insurance Company for its own account, and Fund shares held by the FOF Trust also will be voted for or against any proposition, or in abstention, in the same
The Allianz Variable Insurance Products Trust SAI May 1, 2020

proportion as the shares as to which instructions have been received. Because most Contract owners do not provide instructions, the effect of this proportional voting is that a small number of Contract owners can determine the outcome of the voting. If, in the future, a Participating Insurance Company determines that it is permitted to vote any shares of the Funds in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.
The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.
Certain VIP Funds have been renamed since their inception.  The following table includes each VIP Fund’s date of inception and any previous names:
Investment Options	Fund Inception	Previous Name	Dates	Previous Name	Dates

AZL DFA Five-Year Global Fixed Income Fund	04/27/15
AZL DFA International Core Equity Fund	04/27/15
AZL DFA U.S. Core Equity Fund	04/27/15
AZL DFA U.S. Small Cap Fund	04/27/15
AZL Enhanced Bond Index Fund	07/10/09
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund	10/23/09	AZL Pyramis® Multi-Strategy Fund	10/14/16 to 05/01/18	AZL Franklin Templeton Founding Strategy Plus Fund	10/23/09 to 10/14/16
AZL Fidelity Institutional Asset Management® Total Bond Fund	09/05/12	AZL Pyramis® Total Bond Fund	04/27/15 to 05/01/18	AZL Pyramis® Core Bond Fund	09/05/12 to 04/27/15
AZL Gateway Fund	04/30/10
AZL Government Money Market Fund(1)	02/01/00	AZL Money Market Fund	4/30/02 to 05/01/16	AZOA Money Market Fund	11/5/01 to 04/30/02
AZL International Index Fund	05/01/09
AZL MetWest Total Return Bond Fund	11/17/14
AZL Mid Cap Index Fund	05/01/09
AZL Moderate Index Strategy Fund	05/03/04	AZL Invesco Equity and Income Fund	05/01/11 to 10/14/16	AZL Van Kampen Equity and Income Fund	5/3/04 to 05/01/11
AZL Morgan Stanley Global Real Estate Fund	05/01/06	AZL Van Kampen Global Real Estate Fund	05/01/06 to 06/01/10
AZL MSCI Emerging Markets Equity Index Fund(2)	05/01/06	AZL Emerging Markets Equity Index Fund	10/14/16 to 04/24/17	AZL Schroder Emerging Markets Equity Fund	12/07/07 to 10/14/16
AZL MSCI Global Equity Index Fund	05/01/09	AZL Global Equity Index Fund	10/14/16 to 04/24/17	AZL NFJ International Value Fund	05/01/09 to 10/14/16
AZL Russell 1000 Growth Index Fund	04/30/10
AZL Russell 1000 Value Index Fund	04/30/10
AZL S&P 500 Index Fund	05/01/07
AZL Small Cap Stock Index Fund	05/01/07
AZL T. Rowe Price Capital Appreciation Fund	11/05/01	AZL Davis New York Venture Fund	03/08/04 to 11/15/13	USAZ AllianceBernstein Growth and Income Fund	11/5/01 to 03/07/04
(1)	Previous Name: USAllianz VIP Money Market Fund 2/1/00 to 11/4/01
(2)	Previous name AZL Oppenheimer Developing Markets Fund from 5/1/06 to 12/7/07.
VOTE OF A MAJORITY OF THE OUTSTANDING SHARES
As used in the Funds’ Prospectus and in this SAI, “vote of a majority of the outstanding shares” of the Trust or any Fund means the affirmative vote, at an annual or special meeting of shareholders duly called, of the lesser of: (a) 67% or more of the votes of shareholders of the Trust or the Fund, present at such meeting at which the holders of more than 50% of the votes attributable to the shareholders of record of the Trust or the Fund are represented in person or by proxy, or (b) the holders of more than fifty percent (50%) of the outstanding votes of shareholders of the Trust or the Fund.
ADDITIONAL TAX INFORMATION
Each Fund intends to qualify as a “regulated investment company” (a “RIC” under the Code). Such qualification generally will relieve the Funds of liability for federal income taxes to the extent their earnings are distributed in accordance with the Code. However, taxes may be imposed on the Funds by foreign countries with respect to income received on foreign securities. Depending on the extent of each Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be
The Allianz Variable Insurance Products Trust SAI May 1, 2020

conducting business, each Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to a federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits, and would be eligible for the dividends-received deduction for corporations.
A non-deductible excise tax is also imposed on regulated investment companies that do not make distributions to shareholders on a timely basis in accordance with calendar-year distribution requirements (regardless of whether they otherwise have a non-calendar taxable year). These rules require annual distributions equal to 98% of ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a Fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. If distributions during a calendar year were less than the required amount, a particular Fund would be subject to a non-deductible excise tax equal to 4% of the deficiency.
As of the end of its tax year ended December 31, 2019, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the table below. Under the provisions of the Regulated Investment Company Modernization Act of 2010, CLCFs that originated in a tax year that began before December 23, 2010 (pre-effective CLCFs) may be carried forward, subject to certain limitations, and applied to offset future capital gains, and thus reduce the amount of distributable capital gains, for up to eight succeeding tax years, after which any unutilized CLCFs expire. Pre-effective CLCFs are applied as short-term capital loss regardless of whether the originating capital loss was short term or long term. CLCFs that originate in tax years beginning after December 22, 2010 (post-effective CLCFs), are applied consistent with the character in which they originated as a new loss on the first day of the immediately succeeding tax year, and thus take precedent over the application of pre-effective CLCFs. Post-effective CLCFs can be carried forward indefinitely.

Post-effective CLCFs not subject to expiration:
Fund	Short Term Amount	Long Term Amount
AZL DFA Five-Year Global Fixed Income Fund	3,436,105	5,579,865
AZL DFA International Core Equity Fund	-	801,699
AZL Enhanced Bond Index Fund	7,187,227	12,605,150
AZL Gateway Fund	17,537,382	9,257,421
AZL Fidelity Institutional Asset Management® Total Bond Fund	4,247,444	3,934,341
AZL Morgan Stanley Global Real Estate Fund	-	250,198
AZL MSCI Global Equity Index Fund	8,203,889	-
Each of the Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable distributions paid to a shareholder who has provided either an incorrect tax identification number or no number at all, or who is subject to withholding by the Internal Revenue Service for failure to report properly payments of interest or dividends.
Dividends of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to a Fund’s dividend income from U.S. corporations, and if other applicable requirements are met. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund’s shares have been held by a shareholder. Capital gains from assets held for one year or less will be taxed as ordinary income. Generally, dividends are taxable to shareholders, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund’s investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon. Dividends, including capital gain dividends, declared in October, November, or December with a record date of such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.
Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands. Such gain or loss will be long-term or short-term, generally depending upon the
The Allianz Variable Insurance Products Trust SAI May 1, 2020

shareholder’s holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Funds on the reinvestment date.
A portion of the difference between the issue price and the face amount of zero coupon securities (“Original Issue Discount”) will be treated as income to any Fund holding securities with Original Issue Discount each year although no current payments will be received by such Fund with respect to such income. This original issue discount will comprise a part of the investment company taxable income of such Fund which must be distributed to shareholders in order to maintain its qualification as a RIC and to avoid federal income tax at the level of the relevant Fund. Taxable shareholders of such a Fund will be subject to income tax on such original issue discount, whether or not they elect to receive their distributions in cash. In the event that a Fund acquires a debt instrument at a market discount, it is possible that a portion of any gain recognized on the disposition of such instrument may be treated as ordinary income.
A Fund’s investment in options, futures contracts and forward contracts, options on futures contracts and stock indices and certain other securities, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. For example, over-the-counter options on debt securities and certain equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under Section 1234 of the Code, generally producing, a long-term or short-term capital gain or loss upon lapse of the option or sale of the underlying stock or security.
By contrast, a Fund’s treatment of certain other options, futures and forward contracts entered into by the Fund is generally governed by Section 1256 of the Code. These “Section 1256” positions generally include regulated futures contracts, foreign currency contracts, non-equity options and dealer equity options. Each such Section 1256 position held by a Fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of that Fund’s fiscal year, and all gain or loss associated with fiscal year transactions and marked-to-market positions at fiscal year-end (except certain currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within such Fund. The acceleration of income on Section 1256 positions may require the Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, a Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources, such as the sale of the Fund’s shares. In these ways, any or all of these rules may affect the amount, character and timing of income earned and in turn distributed to shareholders by the Funds.
When a Fund holds options or contracts which substantially diminish its risk of loss with respect to other positions (as might occur in some hedging transactions), this combination of positions could be treated as a straddle for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of securities owned by a Fund and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles, i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position, which may reduce or eliminate the operation of these straddle rules.
Each Fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules and to prevent disqualification of a Fund as a RIC under Subchapter M of the Code.
In order for a Fund to qualify as a RIC for any taxable year, at least 90% of the Fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, including gains from foreign currencies, and other income derived with respect to the business of investing in stock, securities or currencies. Future Treasury regulations may provide that foreign exchange gains may not qualify for purposes of the 90% limitation if such gains are not directly related to a Fund’s principal business of investing in stock or securities, or options or futures with respect to such stock or securities. Currency speculation or the use of currency forward contracts or other currency instruments for non-hedging purposes may generate gains deemed to be not directly related to the Fund’s principal business of investing in stock or securities and related options or futures. Each
The Allianz Variable Insurance Products Trust SAI May 1, 2020

Fund will limit its activities involving foreign exchange gains to the extent necessary to comply with the above requirements.
The federal income tax treatment of interest rate and currency swaps is unclear in certain respects and may in some circumstances result in the realization of income not qualifying under the 90% limitation described above. Each Fund will limit its interest rate and currency swaps to the extent necessary to comply with this requirement.
Under Code Section 817(h), a segregated asset account upon which a variable annuity contract or variable life insurance policy is based must be “adequately diversified.” A segregated asset account will be adequately diversified if it complies with certain diversification tests set forth in Treasury regulations. If a RIC satisfies certain conditions relating to the ownership of its shares, a segregated asset account investing in such investment company will be entitled to treat its pro rata portion of each asset of the investment company as an asset for purposes of these diversification tests. The Funds intend to meet these ownership conditions and to comply with the diversification tests noted above. Accordingly, a segregated asset account investing solely in shares of a Fund will be adequately diversified if the Funds meet the foregoing requirements.
However, the failure of a Fund to meet such conditions and to comply with such tests could cause the owners of variable annuity contracts and variable life insurance policies based on such account to recognize ordinary income each year in the amount of any net appreciation of such contract or policy during the year.
Provided that a Fund and a segregated asset account investing in the Fund satisfy the above requirements, any distributions from the Fund to such account will be exempt from current federal income taxation to the extent that such distributions accumulate in a variable annuity contract or variable life insurance policy.
Persons investing in a variable annuity contract or variable life insurance policy offered by a segregated asset account investing in a Fund should refer to the Prospectus with respect to such contract or policy for further tax information.
Information set forth in the prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting purchasers of shares of the Funds. No attempt has been made to present a detailed explanation of the federal income tax treatment of a Fund or its shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, potential purchasers of shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation, including any application of foreign, state or local tax laws. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI. Such laws and regulations may be changed by legislative or administrative action.
ADDITIONAL TAX INFORMATION CONCERNING FUNDS THAT MAY INVEST IN NON-U.S. CORPORATIONS
The Funds may invest in non-U.S. corporations, which may be treated as “passive foreign investment companies” (“PFICs”) under the Code. This could result in adverse tax consequences upon the disposition of, or the receipt of “excess distributions” with respect to, such equity investments. To the extent that a Fund invests in PFICs, it may adopt certain tax strategies to reduce or eliminate the adverse effects of certain federal tax provisions governing PFIC investments. Many non-U.S. banks and insurance companies may be excluded from PFIC treatment if they satisfy certain technical requirements under the Code. To the extent that a Fund invests in foreign securities which are determined to be PFIC securities and is required to pay a tax on such investments, a credit for this tax would not be allowed to be passed through to such Fund’s shareholders. Therefore, the payment of this tax would reduce such Fund’s economic return from its PFIC investments. Gains from dispositions of PFIC shares and excess distributions received with respect to such shares are treated as ordinary income rather than capital gains.
PERFORMANCE INFORMATION
From time to time performance information for the Funds showing their standardized average annual total return, non-standardized return and/or yield may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Standardized average annual total return of a Fund will be calculated for the period since the establishment of the Fund and will reflect the imposition of the maximum sales charge, if any. Standardized average annual total return is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result. Yield of a Fund will be computed by dividing a Fund’s net investment income per share earned during a recent
The Allianz Variable Insurance Products Trust SAI May 1, 2020

one-month period by that Fund’s per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result.
In addition, from time to time the Funds may present their respective distribution rates in shareholder reports and in supplemental sales literature which is accompanied or preceded by a Prospectus and in shareholder reports. Distribution rates will be computed by dividing the distribution per share over a twelve-month period by the maximum offering price per share. The calculation of income in the distribution rate includes both income and capital gains dividends and does not reflect unrealized gains or losses, although a Fund may also present a distribution rate excluding the effect of capital gains. The distribution rate differs from the yield, because it includes capital gains which are often non-recurring in nature, whereas yield does not include such items. Distribution rates may also be presented excluding the effect of a sales charge, if any.
Total return, whether standardized or non-standardized, and yield are functions of the type and quality of instruments held in the portfolio, levels of operation expenses and changes in market conditions. Consequently, total return and yield will fluctuate and are not necessarily representative of future results. Any fees charged by Allianz Life Insurance Company of North America or any of its affiliates with respect to customer accounts for investing in shares of the Funds will not be included in performance calculations. Such fees, if charged, will reduce the actual performance from that quoted. In addition, if the Manager or the Distributor voluntarily reduce all or a part of their respective fees, as further discussed in the Prospectus, the total return of such Fund will be higher than it would otherwise be in the absence of such voluntary fee reductions.
Yields and total returns quoted for the Funds include the effect of deducting the Funds’ expenses, but may not include charges and expenses attributable to a particular variable annuity contract or variable life insurance policy. Since shares of the Funds may be purchased only through a variable annuity contract or variable life insurance policy, you should carefully review the prospectus of the variable annuity contract or variable life insurance policy you have chosen for information on relevant charges and expenses. Including these charges in the quotations of the Funds’ yield and total return would have the effect of decreasing performance. Performance information for the Funds must always be accompanied by, and reviewed with, performance information for the insurance product which invests in the Funds.
YIELDS OF THE GOVERNMENT MONEY MARKET FUND
The standardized seven-day yield for the AZL Government Money Market Fund is computed: (1) by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account in that Fund having a balance of one share at the beginning of the seven-day base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts; (2) dividing the difference by the value of the account at the beginning of the base period to obtain the base period return; and (3) annualizing the results (i.e., multiplying the base period return by (365/7)). The net change in the account value of the AZL Government Money Market Fund includes the value of additional shares purchased with dividends from the original share, dividends declared on both the original share and any additional shares, and all fees, other than non-recurring account charges charged to all shareholder accounts in proportion to the length of the base period and assuming that Fund’s average account size. The capital changes to be excluded from the calculation of the net change in account value are net realized gains and losses from the sale of securities and unrealized appreciation and depreciation.
At any time in the future, yields may be higher or lower than past yields and there can be no assurance that any historical results will continue.
YIELDS OF THE NON-MONEY MARKET FUNDS
Yields of each of the Non-Money Market Funds will be computed by analyzing net investment income per share for a recent thirty-day period and dividing that amount by a Fund share’s maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of each of the Non-Money Market Funds will vary from time to time depending upon market conditions, the composition of a Fund’s portfolio and operating expenses of the Trust allocated to each Fund. These factors and possible differences in the methods used in calculating yield should be considered when comparing a Fund’s yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund’s shares and to the relative risks associated with the investment objectives and policies of each of the Funds.
The Allianz Variable Insurance Products Trust SAI May 1, 2020

CALCULATION OF TOTAL RETURN
Standardized average annual total return is a measure of the change in value of the investment in a Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Fund immediately rather than paid to a Fund in cash. Standardized average annual total return will be calculated by: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund and all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had immediately been reinvested, (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period, (3) assuming redemption at the end of the period, and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year.
MISCELLANEOUS
Individual Trustees are elected by the shareholders and, subject to removal by a vote of two-thirds of the Board of Trustees, serve until their successors are elected and qualified. Meetings of shareholders are not required to be held at any specific intervals. Individual Trustees may be removed by vote of the shareholders voting not less than two-thirds of the shares then outstanding.
The Trust is registered with the SEC as a management investment company. Such registration does not involve supervision of the management policies of the Trust.
The Prospectus and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC by payment of the prescribed duplicating fee.
Holders of variable annuity contracts or variable life insurance policies issued by Participating Insurance Companies for which shares of the Funds are the investment vehicle will receive from the Participating Insurance Companies the Trust’s unaudited semi-annual financial statements and year-end financial statements audited by the Trust’s independent registered public accounting firm. Each report will show the investments owned by the Funds and the market values of the investments and will provide other information about the Funds and their operations.
The Trust currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies of affiliated and unaffiliated Participating Insurance Companies arising from the fact that the interests of the holders of variable annuity contracts and variable life insurance policies may differ due to differences of tax treatment or other considerations or due to conflict between the affiliated or unaffiliated Participating Insurance Companies. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the Participating Insurance Companies. The Trust assumes no responsibility for such prospectuses.
The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include, but are not limited to, the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products and tax, retirement and investment planning.
The Prospectus and this SAI are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this SAI.
FINANCIAL STATEMENTS
Audited financial statements as of December 31, 2018 and December 31, 2019, are incorporated by reference to the Annual Reports to shareholders, dated as of December 31, 2018 and December 31, 2019, which have been previously sent to shareholders of each Fund pursuant to the 1940 Act and previously filed with the SEC. A copy of the Annual Report and the Funds’ latest Semi-Annual Report may be obtained without charge on the internet by accessing the Allianz Life website at https://www.allianzlife.com or upon written request from the Trust at 4400 Easton Commons, Suite 200, Columbus, Ohio 43219, or by calling toll free 1-800-624-0197.
The Allianz Variable Insurance Products Trust SAI May 1, 2020

PROXY VOTING POLICIES AND PROCEDURES
The proxy voting policies and procedures of the Trust, Allianz Investment Management LLC, and all of the Subadvisers are located in Appendix B to this SAI.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by accessing the Fund’s website at https://www.allianzlife.com or by accessing the SEC’s EDGAR database via the Internet at www.sec.gov.

APPENDIX A

COMMERCIAL PAPER RATINGS
A Standard & Poor’s (“S&P”) commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor’s for commercial paper:
“A-1” – Obligations are rated in the highest category indicating that the obligor’s capacity to meet its financial commitment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
“A-2” – Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations rated “A-1”. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
“A-3” – Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
“B” – Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
“C” – Obligations are currently vulnerable to nonpayment and are dependent on favorable business, financial, and economic conditions for the obligor to meet its financial obligation.
“D” – Obligations are in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The “D” rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody’s for commercial paper:
“Prime-1” – Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.
“Prime-2” – Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
“Prime-3” – Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.
“Not Prime” – Issuers do not fall within any of the rating categories.
The Allianz Variable Insurance Products Trust SAI May 1, 2020

The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are “D-1,” “D-2” and “D-3.” Duff & Phelps employs three designations, “D-1+,” “D-1” and “D-1-,” within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:
“D-1+” – Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.
“D-1” – Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.
“D-1” – Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.
“D-2” – Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.
“D-3” – Debt possesses satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.
“D-4” – Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.
“D-5” – Issuer has failed to meet scheduled principal and/or interest payments.
Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:
“F1” – Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature.
“F2” – Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of securities rated “F1.”
“F3” – Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.
“B” – Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
“C” – Securities possess high default risk. This designation indicates that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
“D” – Securities are in actual or imminent payment default.
Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:
“TBW-1” – This designation represents Thomson BankWatch’s highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.
“TBW-2” – This designation represents Thomson BankWatch’s second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated “TBW-1.”
“TBW-3” – This designation represents Thomson BankWatch’s lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.
“TBW-4” – This designation represents Thomson BankWatch’s lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.
The Allianz Variable Insurance Products Trust SAI May 1, 2020

CORPORATE AND LONG-TERM DEBT RATINGS
The following summarizes the ratings used by Standard & Poor’s (“S&P”) for corporate and municipal debt:
“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
“AA” –An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
“BB,” “B,” “CCC,” “CC” and “C” – Debt is regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
“BB” – Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
“B” – Debt is more vulnerable to non-payment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
“CCC” – Debt is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
“CC” – An obligation rated “CC” is currently highly vulnerable to non-payment.
“C” – The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
“D” – An obligation rated “D” is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. “D” rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.
PLUS (+) OR MINUS (-) – The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
“r” – This rating is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.
The following summarizes the ratings used by Moody’s for corporate and municipal long-term debt:
“Aaa” – Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
“Aa” – Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.
The Allianz Variable Insurance Products Trust SAI May 1, 2020

“A” – Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
“Baa” – Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
“Ba,” “B,” “Caa,” “Ca” and “C” – Bonds that possess one of these ratings provide questionable protection of interest and principal (“Ba” indicates speculative elements; “B” indicates a general lack of characteristics of desirable investment; “Caa” are of poor standing; “Ca” represents obligations which are speculative in a high degree; and “C” represents the lowest rated class of bonds). “Caa,” “Ca” and “C” bonds may be in default.
Con. (-) – Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.
Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.
The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:
“AAA” – Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.
“AA” – Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.
“A” – Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.
“BBB” – Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.
“BB,” “B,” “CCC,” “DD” and “DP” – Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated “BB” is deemed likely to meet obligations when due. Debt rated “B” possesses the risk that obligations will not be met when due. Debt rated “CCC” is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated “DD” is a defaulted debt obligation, and the rating “DP” represents preferred stock with dividend arrearages.
To provide more detailed indications of credit quality, the “AA,” “A,” “BBB,” “BB” and “B” ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.
The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:
“AAA” – Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of investment risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is very unlikely to be adversely affected by foreseeable events.
“AA” – Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of investment risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
“A” – Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of investment risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to adverse changes in circumstances or in economic conditions than bonds with higher ratings.
“BBB” – Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of investment risk. The capacity for timely payment of financial commitments is adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this category.
The Allianz Variable Insurance Products Trust SAI May 1, 2020

“BB” – Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
“B” – Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
“CCC,” “CC” and “C” – Bonds have high default risk. Capacity for meeting financial commitments is reliant upon sustained, favorable business or economic developments. “CC” ratings indicate that default of some kind appears probable, and “C” ratings signal imminent default.
“DDD,” “DD” and “D” – Bonds are in default. Securities are not meeting obligations and are extremely speculative. “DDD” designates the highest potential for recovery on these securities, and “D” represents the lowest potential for recovery.
To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including “AA” to “B” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.
Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:
“AAA” – This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.
“AA” – This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.
“A” –This designation indicates that the ability to repay principal and interest is strong. Issues rated “A” could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.
“BBB” – This designation represents Thomson BankWatch’s lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated “BBB” are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.
“BB,” “B,” “CCC” and “CC” – These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. “BB” indicates the lowest degree of speculation and “CC” the highest degree of speculation.
“D” – This designation indicates that the long-term debt is in default.
PLUS (+) OR MINUS (-) – The ratings from “AAA” through “CC” may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

APPENDIX B – PROXY VOTING POLICIES

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST
AIM ETF PRODUCTS TRUST

Proxy Voting Policy and Procedures (revised effective March 1, 2020)
I.	Policy
A.
Basis for Proxy Voting.  The Allianz Variable Insurance Products Trust (the “VIP Trust”), the Allianz Variable Insurance Products Fund of Funds Trust (the “FOF Trust”; together with the VIP Trust, the “VA Trusts”) and the AIM ETF Products Trust (the “ETF Trust”; together with the VA Trusts, the “Trusts”) seek to vote proxies received with respect to the securities held by one or more of their outstanding series (each, a “Fund”) in a manner that is most likely to maximize the monetary value of the holdings of the relevant Fund and to maximize the likelihood of a favorable investment return.

The Allianz Variable Insurance Products Trust SAI May 1, 2020

B.
Delegation of Proxy Voting. The Board of Trustees (the “Board”) of the Trusts recognizes that the right to vote a proxy with respect to the securities that each Fund holds is an asset of that Fund and that the oversight of the effective management of this asset is a part of the Board’s oversight responsibility and the obligations of the Trusts’ officers. The Board further recognizes that the voting of proxies is an integral part of the services provided by Allianz Investment Management LLC (“AIM”) and by those investment advisers retained by AIM to provide day-to-day investment management services to the Funds of the VIP Trust (each, a “Subadviser”). Accordingly, the Board hereby delegates to AIM or to each Subadviser of a Fund of the VIP Trust, as the case may be, the responsibility for voting proxies on securities held by any Fund, the purchase and holding of which is a result of one or more investment decisions made by AIM or such Subadviser, subject to the continuing oversight of the Board(1) (hereafter, AIM and the Subadvisers may, as appropriate, be referred to individually as a “Manager” or collectively as the “Managers”).

(1)	This policy is adopted for the purpose of the disclosure requirements adopted by the Securities and Exchange Commission, Releases No. 33-8188, 34-47304, IC-25922.
C.
Monitoring of Proxy Voting by Subadvisers. The Board further delegates to AIM, as an integral part of those services provided by AIM to the VIP Trust pursuant to its agreement with the VIP Trust dated April 27, 2001, the responsibility for receiving appropriate representations that each Subadviser votes proxies received with respect to Fund securities in a manner that is consistent with such Subadviser’s fiduciary obligation to the VIP Trust and the proxy voting policies, procedures, and guidelines (“Proxy Voting Policies”) adopted by such Subadviser.

II.	Procedures
A.
Manager Proxy Voting Policies; Board Oversight. The Proxy Voting Policies of each Manager are incorporated by reference herein. The officers of the Trusts shall obtain from each Manager the Proxy Voting Policies adopted by such Manager. Generally, a Manager’s Proxy Voting Policies initially shall be presented to the Board for review and approval not later than the Board meeting at which the agreement dealing with the services to be provided by the Manager is submitted for the Board’s review and approval. Thereafter, Proxy Voting Policies or a summary thereof for each Manager shall be presented to the Board at least annually for its review and approval. The Trusts’ officers shall use reasonable efforts to ensure that the Board is notified promptly of any material changes in the Proxy Voting Policies of each Manager.

B.	Specific Matters.
1.
Conflict of Interest. The Trusts recognize that there may be instances in which a Manager (or affiliated persons of a Manager) has a financial interest in a matter presented by a proxy. In reviewing the adequacy of Proxy Voting Policies provided to the Trusts by Managers, the Trusts’ officers will evaluate the extent to which conflicts of interest have been addressed; including the extent to which the existence of pre-determined voting policies have been established such that the Manager has limited discretion in making a proxy voting decision in the event of a conflict of interest, or existence of other specific decision-making mechanisms to ensure that any decision with respect to a proposal representing a conflict between the interests of the Manager and the Trusts would be effectively insulated from the conflict and the basis for such decision fully documented. In limited circumstances, a Manager may be unable to make a decision with regard to a particular proxy vote in accordance with its Proxy Voting Policies, due to the existence of a conflict. In these circumstances, and where the Manager advises the Trust of such a conflict and its inability to vote, the Trusts may direct the Manager how to vote. In directing a Manager how to vote, the Trusts may rely on one or more of the following considerations: the advice of counsel, or an independent third party; any voting decisions being made by other Managers to the Trusts on the same proxy voting decision, where a conflict does not exist; the policies and procedures of the Manager that is unable to vote due to the conflict; or any other consideration affecting the Trusts.

2.
Differences Among Proxy Voting Policies. The Trusts recognize that there may be instances where the responsibility for voting proxies with respect to a single security is vested in two or more Managers (such as, when more than one Fund, or two or more subportfolios of the same Fund that are managed by different Managers, hold voting securities of a single issuer). Under these circumstances, there is the possibility that the application of relevant Proxy Voting Policies will result in proxies being voted inconsistently. It is the position of the Trusts that such circumstance will not be deemed to suggest improper action on the part of any Manager or the Trusts.

3.
Proxy Voting for Loaned Securities. Portfolio securities of the Funds may, from time to time, be on loan through a securities lending program or securities lending arrangement with a third party (“Loaned Securities”). Currently, only the VIP Trust participates in securities lending. Voting rights that accompany

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Loaned Securities generally pass to the borrower of the securities. Because the right to vote a proxy with respect to the securities that each Fund holds is an important asset of that Fund, particularly, although not exclusively, with respect to proxies involving important or material events, it is the policy of the Trusts that it will direct the securities lending agent(s) to use reasonable efforts to recall Loaned Securities for the purpose of voting all proxies
The Trusts recognize that the ability to timely recall shares for proxy voting purposes requires the cooperation of the securities lending agent(s) and other service providers. Under certain circumstances, the recall of shares in time to be voted may not be possible due to applicable proxy voting record dates, the timing of receipt of information and administrative considerations. Accordingly, efforts to recall Loaned Securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting securities. The Trusts and their securities lending agent(s), and not the Managers, are responsible for recalling Loaned Securities.
4.
Cost-Benefit Analysis Involving Voting Proxies. The Trusts recognize that there may be circumstances in which refraining from voting a proxy may be in a Fund’s best interest, such as when the Manager determines that the cost of voting a proxy exceeds any expected benefit to the Fund. For example, a Manager may refrain from voting a proxy on behalf of a Fund due to de minimis holdings, immaterial impact on the portfolio, items relating to foreign issues (such as those described below) and timing issues related to the opening/closing of accounts. A Manager may refrain from voting a proxy of a foreign issue due to logistical considerations that may have a detrimental effect on the Manager’s ability to vote the proxy. These issues may include, but are not limited to:  (i) proxy statements and ballots being written in a foreign language; (ii) untimely notice of a shareholder meeting; (iii) requirements to vote proxies in person; (iv) restrictions on a foreigner’s ability to exercise votes; (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting; or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Managers are expected, however, to vote all such proxies on a best-efforts basis.

5.
Proxy Voting for Affiliated Underlying Funds. Certain Funds of the Trusts may invest in shares of other investment companies (“Underlying Funds”) which may be advised by the Fund’s Manager or its affiliates. In particular, the Funds of the FOF Trust, each of which is advised by AIM, are expected to invest primarily in the shares of Underlying Funds which are advised by AIM or its affiliates. It is the policy of the Trusts that any proxy solicited by such an affiliated Underlying Fund shall be voted by the Trusts in the same ratio as shares are voted by the investors of such Underlying Fund who are not affiliated with the Manager or the Trusts. In the event that the affiliated Underlying Fund has no investors who are not affiliated with the Manager or the Trusts, any proxy solicited by such an affiliated Underlying Fund shall be voted by the Trusts in accordance with the recommendation of the Underlying Fund’s board.

C.	Voting Record Reporting.
1.
Maintenance of Manager Voting Records. No less than annually, the Trusts shall obtain from each Manager a record of each proxy voted with respect to portfolio securities of each Fund of the Trusts managed, in whole or in part, by that Manager during the year. This record may be provided directly by the Manager or accessed via an appropriate electronic means in the manner contemplated under relevant regulations promulgated by the Securities and Exchange Commission.

2.
Annual Filing on Form N-PX. Each of the Trusts shall file an annual report of each proxy voted with respect to securities of the Trust’s Funds during the 12-month period ended June 30 on Form N-PX not later than August 31 of each year.

III.	Revocation
The delegation of the authority to vote proxies relating to portfolio securities of any Fund is entirely voluntary and may be revoked by either or both of the Trusts, acting by resolution of the Board, in whole or in part, at any time.
IV.	Disclosures
A.	Each of the Trusts shall include in its registration statement:
1.	Either copies of or a description of this policy and of each Manager’s Proxy Voting Policies; and
2.
A statement disclosing that information regarding how the Trust voted proxies relating to Fund securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.

B.	Each of the Trusts shall include in its Annual and Semi-Annual Reports to shareholders:
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1.
A statement disclosing that a description of the policies and procedures used by or on behalf of the Trust to determine how to vote proxies relating to securities of the Trust’s Funds is available without charge, upon request, by calling the Trust’s toll-free telephone number; or through a specified Internet address; and on the SEC website.

2.
A statement disclosing that information regarding how the Trust voted proxies relating to Fund securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.

ALLIANZ INVESTMENT MANAGEMENT LLC

Proxy Voting Policy and Procedures (revised January 23, 2019)
The following are general proxy voting policies and procedures (“Policies and Procedures”) adopted by Allianz Investment Management LLC (“AIM”), an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”)(1). AIM serves as the investment adviser to various clients, including investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”)(2). These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of AIM and the applicable rules and regulations of the Securities and Exchange Commission (“SEC”) and interpretations of its staff.
(1)	These Policies and Procedures are adopted by AIM pursuant to Rule 206(4)-6 under the Advisers Act. See Proxy Voting by Investment Advisers, IA Release No. 2106 (January 31, 2003).
(2)	These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.
AIM will implement these Policies and Procedures for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. AIM’s authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client’s assets. These Policies and Procedures also apply to any voting rights and/or consent rights of AIM, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures(3).
(3)
For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of AIM on behalf of its clients. For purposes of these Policies and Procedures, voting or consent rights shall not include matters which are primarily investment decisions, including tender offers, exchange offers, conversions, put options, redemptions, and dutch auctions.

Set forth below are AIM’s Policies and Procedures with respect to any voting or consent rights of advisory clients over which AIM has discretionary voting authority. These Policies and Procedures may be revised from time to time.
General Statements of Policy
These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of AIM’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.
AIM may abstain from voting a client proxy under the following circumstances: (1) when the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.
Conflicts of Interest
AIM seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, AIM will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action:
1.	convening an ad-hoc committee to assess and resolve the conflict(4)
(4)	Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.
2.	voting in accordance with the policies of the client or with the instructions or consent of the client after providing notice of and disclosing the conflict to that client;
3.	voting the proxy in accordance with the recommendation of an independent third-party service provider;
4.	suggesting that the client engage another party to determine how the proxies should be voted;
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5.	delegating the vote to an independent third-party service provider; or
6.	voting in accordance with the factors discussed in these Policies and Procedures.
AIM will document the process of resolving any identified material conflict of interest.
Reporting Requirements and the Availability of Proxy Voting Records
Except to the extent required by applicable law or otherwise approved by AIM, AIM will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, AIM will disclose to its clients or the entity delegating the voting authority to AIM for such clients (for example, trustees or consultants retained by the client), how AIM voted such client’s proxy. In addition, AIM provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by AIM. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how AIM voted that client’s proxies is available upon request.
Record Keeping
AIM or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by AIM on behalf of a client; (4) a copy of any document created by AIM that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from AIM to any (written or oral) client request for such records. Additionally, AIM or its agent maintains any documentation related to an identified material conflict of interest.
Proxy voting books and records are maintained by AIM or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of AIM or its agent.
Review and Oversight
AIM’s proxy voting procedures are described below. AIM’s compliance group will provide for the supervision and periodic review, no less than on an annual basis, of its proxy voting activities and the implementation of these Policies and Procedures.
1.	Receipt of Proxies by AIM. AIM’s operations group generally will receive notice of any proxy from registered owners of record (for example, Custodian bank or other third-party service providers).
2.
Conflicts of Interest. AIM’s operations group will engage the compliance group to review each proxy to determine whether there may be a material conflict between AIM and its client. As part of this review, the compliance group will determine whether the issuer of the security or proponent of the proposal is a client or affiliate of AIM, or if a client or affiliate has actively solicited AIM to support a particular position. If no conflict exists, the operations group will forward each proxy to AIM’s Investment Management Committee (the “IMC Committee”). However, if a conflict does exist, AIM’s compliance group will seek to resolve any such conflict in accordance with these Policies and Procedures.

3.	Vote. The IMC Committee will review the information, will vote the proxy in accordance with these Policies and Procedures, and will return the voted proxy to AIM’s operations group.
4.
Transmittal to Third Parties. AIM will document the IMC Committee’s decision for each proxy received in a format designated by the Custodian bank or other third party service provider. AIM will maintain a log of all corporate actions, including proxy voting, that indicates, among other things, the date the notice was received and verified, AIM’s response, the date and time the Custodian bank or other third party service provider was notified, the expiration date, and any action taken.

5.
Information Barriers. Certain entities controlling, controlled by, or under common control with AIM (“Affiliates”) may be engaged in banking, investment advisory, broker-dealer, and investment banking activities. AIM personnel and AIM’s agents are prohibited from disclosing information regarding AIM’s voting intentions to any Affiliate. Any AIM personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which AIM or its delegate intend to vote on a specific issue must terminate the contact and notify the compliance group immediately.

The Allianz Variable Insurance Products Trust SAI May 1, 2020

Certain personnel performing duties for AIM also are employed by and perform duties for Allianz Life Insurance Company of North America (“AZL”), which owns AIM. In certain circumstances, AIM personnel involved in the process of voting proxies on behalf of AIM’s client may also be involved in the process of voting the same proxies on behalf of AZL or other Affiliates. Any such circumstances should be reported to AIM’s compliance group, which will be responsible to ensure that the interests of AIM’s clients are protected and that any conflicts of interest are identified and resolved.

Categories of Proxy Voting Issues
In general, AIM reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. AIM considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. AIM may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because AIM believes the recommendations by the issuer generally are in shareholders’ best interests, and therefore in the best economic interest of AIM’s clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of AIM, and a non-exhaustive list of factors that AIM may consider in determining how to vote the client’s proxies.
Board of Directors
1.
Independence. AIM may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation, and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.

2.
Director Tenure and Retirement. AIM may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board’s stability and continuity.

3.
Nominations in Elections. AIM may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer’s securities.

4.
Separation of Chair and CEO Positions. AIM may consider the following factors when voting on proposals requiring that the positions of chair of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board’s ability to review and oversee management’s actions; and (ii) any potential effect on the issuer’s productivity and efficiency.

5.
D&O Indemnification and Liability Protection. AIM may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (for example, negligence); and (iv) providing expanded coverage in cases where a director’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

6.
Stock Ownership. AIM may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer’s stock; (ii) the ability of a director to fulfill his/her duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

Proxy Contests and Proxy Contest Defenses
1.
Contested Director Nominations. AIM may consider the following factors when voting on proposals for director nominees in a contested election: (i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management’s track record; (iv) the issuer’s long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.

2.
Reimbursement for Proxy Solicitation Expenses. AIM may consider the following factors when voting on reimbursement for proxy solicitation expenses: (i) identity of the persons who will pay the expenses; (ii) estimated

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total cost of solicitation; (iii) total expenditures to date; (iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.
3.	Ability to Alter the Size of the Board by Shareholders. AIM may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.
4.
Ability to Remove Directors by Shareholders. AIM may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies

5.
Cumulative Voting. AIM may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii) any potential limitation placed on the director’s ability to work for all shareholders.

6.
Supermajority Shareholder Requirements. AIM may consider all relevant factors, including but not limited to, limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer’s charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

Tender Offer Defenses
1.
Classified Boards. AIM may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.

2.
Poison Pills. AIM may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.

3.
Fair Price Provisions. AIM may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (for example, supermajority voting requirements) that may entrench management and discourage attractive tender offers.

Capital Structure
1.
Stock Authorizations. AIM may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.

2.
Issuance of Preferred Stock. AIM may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

3.
Stock Splits. AIM may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer’s existing authorized shares; and (ii) the industry that the issuer is in and the issuer’s performance in that industry.

4.
Reverse Stock Splits. AIM may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer’s existing authorized stock; and (ii) issues related to delisting the issuer’s stock.

Executive and Director Compensation
1.
Stock Option Plans. AIM may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.

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2.
Director Compensation. AIM may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer’s shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

3.
Golden and Tin Parachutes. AIM may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

State of Incorporation
State Takeover Statutes. AIM may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer’s board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.
Mergers and Restructurings
1.
Mergers and Acquisitions. AIM may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price; (iii) prospects of the combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. AIM may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer’s shareholders.

2.
Corporate Restructurings. With respect to a proxy proposal that includes a spin-off, AIM may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, AIM may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, AIM may consider management’s efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

Investment Company Proxies
Except as otherwise provided in the following paragraph, for a client that is invested in an investment company, AIM votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.
For a client that is invested in an investment company that is advised by AIM or its affiliates, if there is a conflict of interest that may be presented when voting for the client (for example, a proposal to approve a contract between AIM and the investment company), AIM will resolve the conflict by doing any one of the following: (i) voting in accordance with the written policies of the client or with the instructions or consent of the client after providing notice of and disclosing the conflict to that client; (ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or (iii) delegating the vote to an independent third-party service provider.
1.
Election of Directors or Trustees. AIM may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and (iv) the fund’s performance.

2.
Converting Closed-End Fund to Open-End Fund. AIM may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund’s shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.

3.
Proxy Contests. AIM may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.

4.
Investment Advisory Agreements. AIM may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective; (iii) performance benchmarks; (iv) total return performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

5.
Policies Established in Accordance with the 1940 Act. AIM may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.

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6.
Changing a Fundamental Restriction to a Non-Fundamental Restriction. AIM may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund’s portfolio.

7.
Rule 12b-1 Plans. AIM may consider the following when voting on a proposal to approve a Rule 12b-1 Plan: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor’s reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

8.
Names Rule Proposals. AIM may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.

9.
Disposition of Assets/Termination/Liquidation. AIM may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund; (ii) the fund’s past performance; and (iii) the terms of the liquidation.

10.
Changes to Charter Documents. AIM may consider the following when voting on a proposal to change a fund’s charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

11.
Changing the Domicile of a Fund. AIM may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.

12.
Change in Fund’s Subclassification. AIM may consider the following when voting on a change in a fund’s subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

Distressed and Defaulted Securities
1.
Waivers and Consents. AIM may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities that are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

2.
Voting on Chapter 11 Plans of Liquidation or Reorganization. AIM may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.

Miscellaneous Provisions
1.
Other Business. Proxy ballots sometimes contain a proposal granting the board authority to “transact such other business as may properly come before the meeting.” AIM may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to “transact such other business as may properly come before the meeting”: (i) whether the board is limited in what actions it may legally take within such authority; and (ii) AIM’s responsibility to consider actions before supporting them.

2.
Equal Access. AIM may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.

3.
Charitable Contributions. AIM may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer’s resources that could have been used to increase shareholder value.

4.
Special Interest Issues. AIM may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management’s responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client’s instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

The Allianz Variable Insurance Products Trust SAI May 1, 2020

BLACKROCKPROXY VOTING POLICIES AND PROCEDURES
INTRODUCTION TO BLACKROCK

BlackRock’s purpose is to help more and more people experience financial well-being. As a fiduciary to our clients, we provide the investment and technology solutions they need when planning for their most important goals. We manage assets on behalf of institutional and individual clients, across a full spectrum of investment strategies, asset classes and regions. Our client base includes pension plans, endowments, foundations, charities, official institutions, insurers and other financial institutions, as well as individuals around the world.

PHILOSOPHY ON CORPORATE GOVERNANCE

BlackRock Investment Stewardship (“BIS”) activities are focused on maximizing long-term value for our clients. BIS does this through engagement with boards and management of investee companies and, for those clients who have given us authority, through voting at shareholder meetings.
We believe that there are certain fundamental rights attached to shareholding. Companies and their boards should be accountable to shareholders and structured with appropriate checks and balances to ensure that they operate in shareholders’ best interests. Effective voting rights are central to the rights of ownership and there should be one vote for one share. Shareholders should have the right to elect, remove and nominate directors, approve the appointment of the auditor and to amend the corporate charter or by-laws. Shareholders should be able to vote on matters that are material to the protection of their investment, including but not limited to, changes to the purpose of the business, dilution levels and pre-emptive rights, and the distribution of income and capital structure. In order to make informed decisions, we believe that shareholders have the right to sufficient and timely information.
Our primary focus is on the performance of the board of directors. As the agent of shareholders, the board should set the company’s strategic aims within a framework of prudent and effective controls, which enables risk to be assessed and managed. The board should provide direction and leadership to management and oversee management’s performance.  Our starting position is to be supportive of boards in their oversight efforts on shareholders’ behalf and we would generally expect to support the items of business they put to a vote at shareholder meetings. Votes cast against or withheld from resolutions proposed by the board are a signal that we are concerned that the directors or management have either not acted in the best interests of shareholders or have not responded adequately to shareholder concerns. We assess voting matters on a case-by-case basis and in light of each company’s unique circumstances taking into consideration regional best practices and long-term value creation.
These principles set out our approach to engaging with companies, provide guidance on our position on corporate governance and outline how our views might be reflected in our voting decisions. Corporate governance practices can vary internationally, so our expectations in relation to individual companies are based on the legal and regulatory framework of each local market. However, we believe there are overarching principles of corporate governance that apply globally and provide a framework for more detailed, market-specific assessments.
We believe BlackRock has a responsibility in relation to monitoring and providing feedback to companies, sometimes known as “stewardship.” These ownership responsibilities include engaging with management or board members on corporate governance matters, voting proxies in the best long-term economic interests of our clients, and engaging with regulatory bodies to ensure a sound policy framework consistent with promoting long-term shareholder value creation. We also believe in the responsibility to our clients to have appropriate resources and oversight structures.  Our approach is set out in the section below titled “BlackRock’s oversight of its investment stewardship activities” and is further detailed in a team profile on our website.
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CORPORATE GOVERNANCE, ENGAGEMENT AND VOTING

We recognize that accepted standards of corporate governance differ between markets, but we believe there are sufficient common threads globally to identify an overarching set of principles. The objective of our investment stewardship activities is the protection and enhancement of the value of our clients’ investments in public corporations. Thus, these principles focus on practices and structures that we consider to be supportive of long-term value creation. We discuss below the principles under six key themes. In our regional and market-specific voting guidelines we explain how these principles inform our voting decisions in relation to specific resolutions that may appear on the agenda of a shareholder meeting in the relevant market.
The six key themes are:
●	Boards and directors
●	Auditors and audit-related issues
●	Capital structure, mergers, asset sales and other special transactions
●	Compensation and benefits
●	Environmental and social issues
●	General corporate governance matters and shareholder protections
At a minimum, we expect companies to observe the accepted corporate governance standards in their domestic market or to explain why doing so is not in the interests of shareholders. Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what is in the best interests of shareholders, we will engage with the company and/or use our vote to encourage a change in practice. In making voting decisions, we perform independent research and analysis, such as reviewing relevant information published by the company and apply our voting guidelines to achieve the outcome we believe best protects our clients’ long-term economic interests. We also work closely with our active portfolio managers, and may take into account internal and external research.
BlackRock views engagement as an important activity; engagement provides us with the opportunity to improve our understanding of the challenges and opportunities that investee companies are facing and their governance structures. Engagement also allows us to share our philosophy and approach to investment and corporate governance with companies to enhance their understanding of our objectives. Our engagements often focus on providing our feedback on company disclosures, particularly where we believe they could be enhanced. There are a range of approaches we may take in engaging companies depending on the nature of the issue under consideration, the company and the market.
BlackRock’s engagements emphasize direct dialogue with corporate leadership on the governance issues identified in these principles that have a material impact on financial performance. These engagements enable us to cast informed votes aligned with clients’ long-term economic interests. We generally prefer to engage in the first instance where we have concerns and give management time to address or resolve the issue. As a long-term investor, we are patient and persistent in working with our portfolio companies to have an open dialogue and develop mutual understanding of governance matters, to promote the adoption of best practices and to assess the merits of a company’s approach to its governance. We monitor the companies in which we invest and engage with them constructively and privately where we believe doing so helps protect shareholders’ interests. We do not try to micro-manage companies, or tell management and boards what to do. We present our views as a long-term shareholder and listen to companies’ responses. The materiality and immediacy of a given issue will generally determine the level of our engagement and whom we seek to engage at the company, which could be management representatives or board directors.
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Boards and directors
The performance of the board is critical to the economic success of the company and to the protection of shareholders’ interests. Board members serve as agents of shareholders in overseeing the strategic direction and operation of the company. For this reason, BlackRock focuses on directors in many of our engagements and sees the election of directors as one of our most important responsibilities in the proxy voting context.
We expect the board of directors to promote and protect shareholder interests by:
●	establishing an appropriate corporate governance structure
●
supporting and overseeing management in setting long-term strategic goals, applicable measures of value-creation and milestones that will demonstrate progress, and steps taken if any obstacles are anticipated or incurred

●	ensuring the integrity of financial statements
●	making independent decisions regarding mergers, acquisitions and disposals
●	establishing appropriate executive compensation structures
●	addressing business issues, including environmental and social issues, when they have the potential to materially impact company reputation and performance
There should be clear definitions of the role of the board, the committees of the board and senior management such that the responsibilities of each are well understood and accepted. Companies should report publicly the approach taken to governance (including in relation to board structure) and why this approach is in the best interest of shareholders. We will seek to engage with the appropriate directors where we have concerns about the performance of the board or the company, the broad strategy of the company, or the performance of individual board members.  We believe that when a company is not effectively addressing a material issue, its directors should be held accountable.
BlackRock believes that directors should stand for re-election on a regular basis. We assess directors nominated for election or re-election in the context of the composition of the board as a whole. There should be detailed disclosure of the relevant credentials of the individual directors in order for shareholders to assess the caliber of an individual nominee. We expect there to be a sufficient number of independent directors on the board to ensure the protection of the interests of all shareholders. Common impediments to independence may include but are not limited to:
●	current or former employment at the company or a subsidiary within the past several years
●	being, or representing, a shareholder with a substantial shareholding in the company
●	interlocking directorships
●	having any other interest, business or other relationship which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of the company
BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non-executive director to chair it or, where the chairman is also the CEO (or is otherwise not independent), an independent lead director.  The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations. The lead independent board director should be available to shareholders in those situations where a director is best placed to explain and justify a company’s approach.
To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning. In identifying potential candidates, boards should take into consideration the multiple dimensions of diversity,
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including personal factors such as gender, ethnicity, and age; as well as professional characteristics, such as a director’s industry, area of expertise, and geographic location. The board should review these dimensions of the current directors and how they might be augmented by incoming directors. We believe that directors are in the best position to assess the optimal size for the board, but we would be concerned if a board seemed too small to have an appropriate balance of directors or too large to be effective.
There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. BlackRock believes that shareholders’ interests are best served when the board forms committees of fully independent directors to deal with such matters. In many markets, these committees of the board specialize in audit, director nominations and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one with a related party or to investigate a significant adverse event.
Auditors and audit-related issues
Comprehensive disclosure provides investors with a sense of the company’s long-term operational risk management practices and, more broadly, the quality of the board’s oversight. In the absence of robust disclosures, we may reasonably conclude that companies are not adequately managing risk.
BlackRock recognizes the critical importance of financial statements, which should provide a true and fair picture of a company’s financial condition. We will hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function. We take particular note of cases involving significant financial restatements or ad hoc notifications of material financial weakness.
The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, we believe it is important that auditors are, and are seen to be, independent. Where the audit firm provides services to the company in addition to the audit, the fees earned should be disclosed and explained. Audit committees should have in place a procedure for assessing annually the independence of the auditor.
Capital structure, mergers, asset sales and other special transactions
The capital structure of a company is critical to its owners, the shareholders, as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emptive rights are a key protection for shareholders against the dilution of their interests.
Effective voting rights are central to the rights of ownership and we believe strongly in one vote for one share as a guiding principle that supports good corporate governance. Shareholders, as the residual claimants, have the strongest interest in protecting company value, and voting power should match economic exposure.
We are concerned that the creation of a dual share class may result in an over-concentration of power in the hands of a few shareholders, thus disenfranchising other shareholders and amplifying the potential conflict of interest, which the one share, one vote principle is designed to mitigate. However, we recognize that in certain circumstances, companies may have a valid argument for dual-class listings, at least for a limited period of time. We believe that such companies should review these dual-class structures on a regular basis or as company circumstances change. Additionally, they should receive shareholder approval of their capital structure on a periodic basis via a management proposal in the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.
In assessing mergers, asset sales or other special transactions, BlackRock’s primary consideration is the long-term economic interests of shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it enhances long-term shareholder value. We would prefer that proposed transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that executives’ and/or board members’ financial interests in a given transaction have not adversely affected their ability to place shareholders’ interests before their own.
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Where the transaction involves related parties, we would expect the recommendation to support it to come from the independent directors and it is good practice to be approved by a separate vote of the non-conflicted shareholders.
BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction.  In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights.  Such mechanisms can serve to protect and entrench interests other than those of the shareholders.  We believe that shareholders are broadly capable of making decisions in their own best interests.  We expect any so-called ‘shareholder rights plans’ proposed by a board to be subject to shareholder approval upon introduction and periodically thereafter for continuation.
Compensation and benefits
BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests, particularly generating sustainable long-term shareholder returns. We would expect the compensation committee to take into account the specific circumstances of the company and the key individuals the board is trying to incentivize. We encourage companies to ensure that their compensation plans incorporate appropriate and challenging performance conditions consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee or equivalent board members accountable for poor compensation practices or structures.
BlackRock believes that there should be a clear link between variable pay and company performance that drives shareholder returns. We are not supportive of one-off or special bonuses unrelated to company or individual performance.  We acknowledge that the use of peer group evaluation by compensation committees can help ensure competitive pay; however, we are concerned when increases in total compensation at a company are justified solely on peer benchmarking rather than outperformance. We support incentive plans that foster the sustainable achievement of results relative to competitors. The vesting timeframes associated with incentive plans should facilitate a focus on long-term value creation. We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to forgo rewards when they are not justified by actual performance. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions and other deferred compensation arrangements should be reasonable in light of market practice.
Non-executive directors should be compensated in a manner that is commensurate with the time and effort expended in fulfilling their professional responsibilities. Additionally, these compensation arrangements should not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.
Environmental and social issues
Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities.  We believe that well-managed companies will deal effectively with the material environmental and social (“E&S”) factors relevant to their businesses. Robust disclosure is essential for investors to effectively gauge companies’ business practices and planning related to E&S risks and opportunities.
BlackRock expects companies to issue reports aligned with the recommendations of the Task Force on Climate-related Financial Disclosures (TCFD) and the standards put forward by the Sustainability Accounting Standards Board (SASB). We view the SASB and TCFD frameworks as complementary in achieving the goal of disclosing more financially material information, particularly as it relates to industry-specific metrics and target setting. TCFD’s recommendations provide an overarching framework for disclosure on the business implications of climate change, and potentially other E&S factors. We find SASB’s industry-specific guidance (as identified in its materiality map) beneficial in helping companies identify and discuss their governance, risk assessments, and performance against these key performance
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indicators (KPIs).  Any global standards adopted, peer group benchmarking undertaken, and verification processes in place should also be disclosed and discussed in this context.
BlackRock has been engaging with companies for several years on disclosure of material E&S factors. Given the increased understanding of sustainability risks and opportunities, and the need for better information to assess them, we specifically ask companies to:
1)
publish a disclosure in line with industry-specific SASB guidelines by year-end, if they have not already done so, or disclose a similar set of data in a way that is relevant to their particular business; and

2)
disclose climate-related risks in line with the TCFD’s recommendations, if they have not already done so. This should include the company’s plan for operating under a scenario where the Paris Agreement’s goal of limiting global warming to less than two degrees is fully realized, as expressed by the TCFD guidelines.

See our commentary on our approach to engagement on TCFD and SASB aligned reporting for greater detail of our expectations.
We will use these disclosures and our engagements to ascertain whether companies are properly managing and overseeing these risks within their business and adequately planning for the future. In the absence of robust disclosures, investors, including BlackRock, will increasingly conclude that companies are not adequately managing risk.
We believe that when a company is not effectively addressing a material issue, its directors should be held accountable. We will generally engage directly with the board or management of a company when we identify issues. We may vote against the election of directors where we have concerns that a company might not be dealing with E&S factors appropriately. Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of material E&S factors.
In deciding our course of action, we will assess the company’s disclosures and the nature of our engagement with the company on the issue over time, including whether:
The company has already taken sufficient steps to address the concern
The company is in the process of actively implementing a response
There is a clear and material economic disadvantage to the company in the near-term if the issue is not addressed in the manner requested by the shareholder proposal
We do not see it as our role to make social or political judgments on behalf of clients. Our consideration of these E&S factors is consistent with protecting the long-term economic interest of our clients’ assets. We expect investee companies to comply, at a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where local laws or regulations that significantly impact the company’s operations are contradictory or ambiguous to global norms.
Climate risk
Within the framework laid out above, as well as our guidance on “How BlackRock Investment Stewardship engages on climate risk,” we believe that climate presents significant investment risks and opportunities that may impact the long-term financial sustainability of companies. We believe that the reporting frameworks developed by TCFD and SASB provide useful guidance to companies on identifying, managing, and reporting on climate-related risks and opportunities.
We expect companies to help their investors understand how the company may be impacted by climate risk, in the context of its ability to realize a long-term strategy and generate value over time. We expect companies to convey their governance around this issue through their corporate disclosures aligned with TCFD and SASB. For companies in sectors
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that are significantly exposed to climate-related risk, we expect the whole board to have demonstrable fluency in how climate risk affects the business and how management approaches assessing, adapting to, and mitigating that risk.
Where a company receives a shareholder proposal related to climate risk, in addition to the factors laid out above, our assessment will take into account the robustness of the company’s existing disclosures as well as our understanding of its management of the issues as revealed through our engagements with the company and board members over time.  In certain instances, we may disagree with the details of a climate-related shareholder proposal but agree that the company in question has not made sufficient progress on climate-related disclosures.  In these instances, we may not support the proposal, but may vote against the election of relevant directors.
General corporate governance matters and shareholder protections
BlackRock believes that shareholders have a right to timely and detailed information on the financial performance and viability of the companies in which they invest. In addition, companies should also publish information on the governance structures in place and the rights of shareholders to influence these. The reporting and disclosure provided by companies help shareholders assess whether their economic interests have been protected and the quality of the board’s oversight of management. We believe shareholders should have the right to vote on key corporate governance matters, including  changes to governance mechanisms, to submit proposals to the shareholders’ meeting and to call special meetings of shareholders.

BLACKROCK’S OVERSIGHT OF ITS INVESTMENT
STEWARDSHIP ACTIVITIES

Oversight
We hold ourselves to a very high standard in our investment stewardship activities, including proxy voting. This function is executed by a team called BlackRock Investment Stewardship (“BIS”) which is comprised of BlackRock employees who do not have other responsibilities other than their roles in BIS. BIS is considered an investment function. The team does not have sales responsibilities.
BlackRock maintains three regional advisory committees (“Stewardship Advisory Committees”) for (a) the Americas; (b) Europe, the Middle East and Africa (“EMEA”); and (c) Asia-Pacific, generally consisting of senior BlackRock investment professionals and/or senior employees with practical boardroom experience. The regional Stewardship Advisory Committees review and advise on amendments to the proxy voting guidelines covering markets within each respective region (“Guidelines”).
In addition to the regional Stewardship Advisory Committees, the Investment Stewardship Global Oversight Committee (“Global Committee”) is a risk-focused committee, comprised of senior representatives from various BlackRock investment teams, BlackRock’s Deputy General Counsel, the Global Head of Investment Stewardship (“Global Head”), and other senior executives with relevant experience and team oversight.
The Global Head has primary oversight of the activities of BIS, including voting in accordance with the Guidelines, which require the application of professional judgment and consideration of each company’s unique circumstances. The Global Committee reviews and approves amendments to these Global Corporate Governance & Engagement Principles. The Global Committee also reviews and approves amendments to the regional Guidelines, as proposed by the regional Stewardship Advisory Committees.
In addition, the Global Committee receives and reviews periodic reports regarding the votes cast by BIS, as well as regular updates on material process issues, procedural changes and other risk oversight considerations. The Global Committee reviews these reports in an oversight capacity as informed by the BIS corporate governance engagement program and Guidelines.
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BIS carries out engagement with companies, monitors and executes proxy votes, and conducts vote operations (including maintaining records of votes cast) in a manner consistent with the relevant Guidelines. BIS also conducts research on corporate governance issues and participates in industry discussions to keep abreast of important developments in the corporate governance field. BIS may utilize third parties for certain of the foregoing activities and performs oversight of those third parties. BIS may raise complicated or particularly controversial matters for internal discussion with the relevant investment teams and/or refer such matters to the appropriate regional Stewardship Advisory Committees for review, discussion and guidance prior to making a voting decision.
Vote execution
We carefully consider proxies submitted to funds and other fiduciary account(s) (“Fund” or “Funds”) for which we have voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which we have voting authority based on our evaluation of the best long-term economic interests of shareholders, in the exercise of our independent business judgment, and without regard to the relationship of the issuer of the proxy (or any shareholder proponent or dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, or BlackRock employees (see “Conflicts management policies and procedures”, below).
When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with the Guidelines for the relevant market. The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Stewardship Advisory Committees. BIS may, in the exercise of their professional judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is required or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.
In the uncommon circumstance of there being a vote with respect to fixed income securities or the securities of privately held issuers, the decision generally will be made by a Fund's portfolio managers and/or BIS based on their assessment of the particular transactions or other matters at issue.
In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies.  These issues include but are not limited to:  (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “share-blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; (vi) regulatory constraints; and (vii) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.  We are not supportive of impediments to the exercise of voting rights such as shareblocking or overly burdensome administrative requirements.
As a consequence, BlackRock votes proxies on a “best-efforts” basis.  In addition, BIS may determine that it is generally in the best interests of BlackRock’s clients not to vote proxies if the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the proposal.
Portfolio managers have full discretion to vote the shares in the Funds they manage based on their analysis of the economic impact of a particular ballot item. Portfolio managers may from time to time reach differing views on how best to maximize economic value with respect to a particular investment. Therefore, portfolio managers may, and sometimes do, vote shares in the Funds under their management differently from one another. However, because BlackRock’s clients are mostly long-term investors with long-term economic goals, ballots are frequently cast in a uniform manner.
Conflicts management policies and procedures
BIS maintains the following policies and procedures that seek to prevent undue influence on BlackRock’s proxy voting activity.  Such influence might stem from any relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates, or BlackRock employees. The following are examples of sources of perceived or potential conflicts of interest:
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●	BlackRock clients who may be issuers of securities or proponents of shareholder resolutions
●	BlackRock business partners or third parties who may be issuers of securities or proponents of shareholder resolutions
●	BlackRock employees who may sit on the boards of public companies held in Funds managed by BlackRock
●	Significant BlackRock, Inc. investors who may be issuers of securities held in Funds managed by BlackRock
●	Securities of BlackRock, Inc. or BlackRock investment funds held in Funds managed by BlackRock
●	BlackRock, Inc. board members who serve as senior executives of public companies held in Funds managed by BlackRock
BlackRock has taken certain steps to mitigate perceived or potential conflicts including, but not limited to, the following:
●	Adopted the Guidelines which are designed to protect and enhance the economic value of the companies in which BlackRock invests on behalf of clients.
●
Established a reporting structure that separates BIS from employees with sales, vendor management or business partnership roles.  In addition, BlackRock seeks to ensure that all engagements with corporate issuers, dissident shareholders or shareholder proponents are managed consistently and without regard to BlackRock’s relationship with such parties.  Clients or business partners are not given special treatment or differentiated access to BIS. BIS prioritizes engagements based on factors including but not limited to our need for additional information to make a voting decision or our view on the likelihood that an engagement could lead to positive outcome(s) over time for the economic value of the company. Within the normal course of business, BIS may engage directly with BlackRock clients, business partners and/or third parties, and/or with employees with sales, vendor management or business partnership roles, in discussions regarding our approach to stewardship, general corporate governance matters, client reporting needs, and/or to otherwise ensure that proxy-related client service levels are met.

●
Determined to engage, in certain instances, an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest, to satisfy regulatory compliance requirements, or as may be otherwise required by applicable law.  In such circumstances, the independent fiduciary provides BlackRock’s proxy voting agent with instructions, in accordance with the Guidelines, as to how to vote such proxies, and BlackRock’s proxy voting agent votes the proxy in accordance with the independent fiduciary’s determination.  BlackRock uses an independent fiduciary to vote proxies of (i) any company that is affiliated with BlackRock, Inc., (ii) any public company that includes BlackRock employees on its board of directors, (iii) The PNC Financial Services Group, Inc., (iv) any public company of which a BlackRock, Inc. board member serves as a senior executive, and (v) companies when legal or regulatory requirements compel BlackRock to use an independent fiduciary. In selecting an independent fiduciary, we assess several characteristics, including but not limited to: independence, an ability to analyze proxy issues and vote in the best economic interest of our clients, reputation for reliability and integrity, and operational capacity to accurately deliver the assigned votes in a timely manner. We may engage more than one independent fiduciary, in part in order to mitigate potential or perceived conflicts of interest at an independent fiduciary. The Global Committee appoints and reviews the performance of the independent fiduciar(ies), generally on an annual basis.

When so authorized, BlackRock acts as a securities lending agent on behalf of Funds. With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is driven by our clients’ economic interests. The decision whether to recall securities on loan to vote is based on a formal analysis of the revenue producing value to clients of loans, against the assessed economic value of casting votes. Generally, we expect that the likely economic value to clients of casting votes would be less than the securities lending income, either because, in our assessment, the resolutions being voted on will not have significant economic consequences or because the outcome would not be affected by BlackRock recalling loaned securities in order to vote. BlackRock also may, in our discretion, determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.
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Periodically, BlackRock reviews our process for determining whether to recall securities on loan in order to vote and may modify it as necessary.
Voting guidelines
The issue-specific Guidelines published for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. These Guidelines are not intended to be exhaustive. BIS applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review.  As such, these Guidelines do not indicate how BIS will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.
Reporting and vote transparency
We inform clients about our engagement and voting policies and activities through direct communication and through disclosure on our website. Each year we publish an annual report, an annual engagement and voting statistics report, and our full voting record to our website. On a quarterly basis, we publish regional reports, which provide an overview of our investment stewardship engagement and voting activities during the quarter, including market developments, speaking engagements, and engagement and voting statistics. Additionally, we make public our market-specific voting guidelines for the benefit of clients and companies with whom we engage.

DIMENSIONAL

Proxy Voting Policies and Procedures
Introduction
Dimensional Fund Advisors LP (“Dimensional”) is an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940 (the “Advisers Act”).  Dimensional is the parent or indirect parent company of Dimensional Fund Advisors Ltd. (“Dimensional UK”), DFA Australia Limited (“Dimensional Australia”), Dimensional Fund Advisors Pte. Ltd. (“Dimensional Singapore”), Dimensional Japan Ltd. (“Dimensional Japan”) and Dimensional Ireland Limited (“Dimensional Ireland”) (each, an “Advisor”, and collectively referred to as the “Advisors”).  Dimensional UK and Dimensional Australia are also registered as investment advisers under the Advisers Act.
The Advisors provide investment advisory or subadvisory services to various types of clients, including registered funds, unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of investors.  These clients frequently give the Advisors the authority and discretion to vote proxies relating to the underlying securities beneficially held by such clients.  Also, a client may, at times, ask an Advisor to share its proxy voting policies, procedures, and guidelines without the client delegating full voting discretion to the Advisor.  Depending on the client, an Advisor’s duties may include making decisions regarding whether and how to vote proxies as part of an investment manager’s fiduciary duty under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).
The following Proxy Voting Policies and Procedures (the “Policy”) address the Advisors’ objectives for voting proxies received by the Advisors on behalf of client accounts or funds to the extent that relationships with such clients are subject to the Advisers Act or ERISA or the clients are registered investment companies under the Investment Company Act of 1940 (the “40 Act”), including The DFA Investment Trust Company, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc. and Dimensional Emerging Markets Value Fund (together, the “Dimensional Investment Companies”).  The Advisors believe that this Policy is reasonably designed to meet their goal of seeking to vote (or refrain from voting) proxies in a manner consistent with applicable legal standards and in the best interests of clients, as understood by the Advisors at the time of the vote.
Exhibit A to this Policy includes a summary of the Advisors’ current Proxy Voting Guidelines and will change from time to time (the “Guidelines”).  The Investment Committee of Dimensional has determined that, in general, voting proxies pursuant to the Guidelines should be in the best interests of clients.  Therefore, an Advisor will usually instruct voting of proxies in accordance with the Guidelines.
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The Guidelines provide a framework for analysis and decision making, but do not address all potential issues.  In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisors reserve the right to instruct votes counter to the Guidelines if, after a review of the matter, an Advisor believes that a client’s best interests would be served by such a vote.  In such circumstance, the analysis will be documented in writing and periodically presented to the Investment Stewardship Committee.  To the extent that the Guidelines do not cover potential voting issues, an Advisor may consider the spirit of the Guidelines and instruct the vote on such issues in a manner that the Advisor believes would be in the best interests of the client.
A client’s investment strategy can impact voting determinations. For example, the Advisors consider social issues when voting proxies for socially screened portfolios and accounts and consider environmental issues when voting proxies for sustainability screened portfolios and accounts.  The Advisors may also take social or environmental issues into account when voting proxies for portfolios and accounts that do not have social or sustainability screens if the Advisors believe that doing so is in the best interest of the relevant client(s) and otherwise consistent with the Advisors’ duties, such as where material environmental or social risks may have economic ramifications for shareholders.
Proxy Advisory Firms
The Advisors have retained certain third-party proxy service providers (“Proxy Advisory Firms”) to provide information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals, operationally process votes in accordance with the Guidelines on behalf of the clients for whom the Advisors have proxy voting responsibility, and provide reports concerning the proxies voted (“Proxy Voting Services”). Although the Advisors retain third-party service providers for Proxy Voting Services, the Advisors remain responsible for proxy voting decisions. The Advisors have designed policies and procedures to oversee and evaluate the Proxy Advisory Firms, including with respect to the matters described below, which Proxy Advisory Firms have been engaged to provide services to support the Advisors’ voting in accordance with this Policy. In the event that the Guidelines are not implemented precisely as the Advisors intend because of the actions or omissions of any Proxy Advisory Firms, custodians or sub-custodians or other agents, or any such persons experience any irregularities (e.g., misvotes or missed votes), then such instances will not necessarily be deemed by the Advisors as a breach of this Policy.
Prior to the selection of any new Proxy Advisory Firms and annually thereafter or more frequently if deemed necessary by Dimensional, the Investment Stewardship Committee will consider whether the Proxy Advisory Firm: (a) has the capacity and competency to adequately analyze proxy issues and provide the Proxy Voting Services the Proxy Advisory Firm has been engaged to provide and (b) can make its recommendations in an impartial manner, in consideration of the best interests of the Advisors’ clients, and consistent with the Advisors’ voting policies.  Such considerations may include, depending on the Proxy Voting Services the Proxy Advisory Firm has been engaged to provide, the following:
(i)
periodic sampling of certain votes pre-populated by the Proxy Advisory Firm’s systems as well as votes cast by the Proxy Advisory Firm to review that the Guidelines adopted by the Advisors are being followed;

(ii)
onsite visits to the Proxy Advisory Firm office and/or discussions with the Proxy Advisory Firm to determine whether the Proxy Advisory Firm continues to have the capacity and competency to carry out its proxy obligations to the Advisors;

(iii)
a review of those aspects of the Proxy Advisory Firm’s policies, procedures, and methodologies for formulating voting recommendations that the Advisors consider material to the Proxy Voting Services provided to the Advisors, including: (a) those relating to the Proxy Advisory Firm’s efforts to identify, address and disclose actual or potential conflicts of interest, and (b) the Proxy Advisory Firm’s efforts to obtain current, accurate, and complete information in creating recommendations and research;

(iv)
a requirement that the Proxy Advisory Firm notify the Advisors if there is a substantive change in the Proxy Advisory Firm’s policies and procedures described in (iii) above or otherwise to its business practices;

(v)
a review of how and when the Proxy Advisory Firm engages with, and receives and incorporates input from, portfolio companies, the Proxy Advisory Firm’s clients and other third-party information sources;

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(vi)	an assessment of how the Proxy Advisory Firm considers factors unique to a specific issuer or proposal when evaluating a matter subject to a shareholder vote;
(vii)
in case of an error made by the Proxy Advisory Firm, a discussion of the error with the Proxy Advisory Firm and determination of whether appropriate corrective and preventive action is being taken; and

(viii)
an assessment of whether the Proxy Advisory Firm appropriately updates its methodologies, guidelines, and voting recommendations on an ongoing basis and incorporates input from issuers and Proxy Advisory Firm clients in the update process.

In evaluating Proxy Advisory Firms, the Advisors may also consider the adequacy and quality of the Proxy Advisory Firm’s staffing, personnel, and/or technology.
Procedures for Voting Proxies

The Investment Committee at Dimensional is generally responsible for overseeing each Advisor’s proxy voting process.  The Investment Committee has formed the Investment Stewardship Committee (previously known as the Corporate Governance Committee) composed of certain officers, directors and other personnel of the Advisors and has delegated to its members authority to (i) oversee the voting of proxies and the Proxy Advisory Firms, (ii) make determinations as to how to instruct the vote on certain specific proxies, (iii) verify ongoing compliance with this Policy, (iv) receive reports on the review of the  Proxy Advisory Firms as described above, and (v) review this Policy from time to time and recommend changes to the Investment Committee.  The Investment Stewardship Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to this Policy and may designate personnel of each Advisor to instruct the vote on proxies on behalf of an Advisor’s clients, such as authorized traders of the Advisors (collectively, “Authorized Persons”).  The Investment Stewardship Committee may recommend changes to this Policy to seek to act in a manner consistent with the best interests of the clients.
Generally, the Advisors analyze relevant proxy materials on behalf of their clients and seek to instruct the vote (or refrain from voting) proxies in accordance with this Policy and the Guidelines.  A client may direct an Advisor to vote for such client’s account differently than what would occur in applying the Policy and the Guidelines.  An Advisor may also agree to follow a client’s individualized proxy voting guidelines or otherwise agree with a client on particular voting considerations.
Each Advisor seeks to vote (or refrain from voting) proxies for its clients in a manner that the Advisor determines is in the best interests of its clients and which seeks to maximize the value of the client’s investments.  When voting (or electing to refrain from voting) proxies for clients subject to ERISA, each Advisor shall seek to consider those factors that may affect the value of the ERISA client’s investment and not subordinate the interests of the client’s participants and beneficiaries on their retirement income to unrelated objectives.  In some cases, the Advisor may determine that it is in the best interests of clients to refrain from exercising the clients’ proxy voting rights.  The Advisor may determine that voting is not in the best interests of a client and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of the Advisor, exceed the expected benefits of voting to the client.  For securities on loan and when the Advisor or an affiliate of the Advisor has agreed to monitor the securities lending program of the client account, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes.  It is the Advisors’ belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by an Advisor recalling loaned securities for voting.  Each Advisor does intend to recall securities on loan if, based upon information in the Advisor’s possession, it determines that voting the securities is likely to materially affect the value of a client’s investment and that it is in the client’s best interests to do so.
In cases where an Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote.
The Advisors from time to time discuss governance matters with portfolio companies to represent client interests; however, the Advisors on behalf of their clients, regardless of such conversations, acquire securities solely for the purpose of investment and not with the purpose or intended effect of changing or influencing the control of any portfolio company.  The Advisors do not intend to engage in shareholder activism with respect to a pending vote or matter that an Advisor
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reasonably expects to be the subject of a shareholder vote in the foreseeable future.  If an issuer’s management, shareholders or proxy solicitors contact an Advisor with respect to a pending vote, a member of the Investment Stewardship Committee (or its delegee) may listen to such party and discuss this Policy with such party.
International Proxy Voting
While the Advisors utilize the Policy and Guidelines for both their international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies.  For U.S. companies, it is usually relatively easy to vote proxies, as the proxies are typically received automatically and may be voted by mail or electronically.  In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.
With respect to non-U.S. companies, however, it may be both difficult and costly to vote proxies due to local regulations, customs or other requirements or restrictions, and such circumstances and expected costs may outweigh any anticipated economic benefit of voting.  The major difficulties and costs may include:  (i) appointing a proxy; (ii) obtaining reliable information about the time and location of a meeting; (iii) obtaining relevant information about voting procedures for foreign shareholders; (iv) restrictions on trading securities that are subject to proxy votes (share-blocking periods); (v) arranging for a proxy to vote locally in person; (vi) fees charged by custody banks for providing certain services with regard to voting proxies; and (vii) foregone income from securities lending programs.  The Advisors do not intend to vote proxies of non-U.S. companies if they determine that the expected costs of voting outweigh any anticipated economic benefit to the client of voting.  The Advisors intend to make their determination on whether to vote proxies of non-U.S. companies on a client by client basis. In doing so, the Advisors evaluate market requirements and impediments for voting proxies of companies in each country. The Advisors periodically review voting logistics, including costs and other voting difficulties, on a client by client and country by country basis, in order to determine if there have been any material changes that would affect the Advisors’ determinations and procedures.1 In the event an Advisor is made aware of and believes that an issue to be voted is likely to materially affect the economic value of a portfolio, that its client’s vote is reasonably likely to influence the ultimate outcome of the contest, and that the expected benefits to the client of voting the proxies exceed the expected costs, the Advisor will seek to make reasonable efforts to vote such proxies.
Conflicts of Interest
Occasions may arise where an Authorized Person, one or more members of the Investment Stewardship Committee, an Advisor, or an affiliated person of an Advisor has a potential conflict of interest in connection with the proxy voting process. A conflict of interest may exist, for example, if an Advisor is actively soliciting investment advisory business from the company soliciting the proxy. Proxies that the Advisors receive on behalf of their clients generally will be voted in accordance with the predetermined Guidelines (or a client’s predetermined custom guidelines), and when proxies are voted consistently with such guidelines, the Advisors consider such votes not to be affected by any conflicts of interest.
In the limited instances where (i) an Authorized Person is considering voting a proxy contrary to predetermined guidelines (or in cases for which the guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of the Proxy Advisory Firm primarily used by the Advisors to provide voting recommendations), and (ii) the Authorized Person or any member of the Investment Stewardship Committee believes a potential conflict of interest exists, the Authorized Person will disclose the potential conflict to a member of the Investment Stewardship Committee or, in the case of a member of the Investment Stewardship Committee who believes a potential conflict of interest exists, the member will disclose the conflict to the Investment Stewardship Committee. Such disclosure will describe the proposal to be voted upon and disclose any potential conflict of interest including but not limited to any potential personal conflict of interest (e.g., familial relationship with company management) the Authorized Person may have relating to the proxy vote, in which case the Authorized Person will remove himself or herself from the proxy voting process.
If the Investment Stewardship Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to predetermined guidelines (or in the case where the guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of the Proxy Advisory Firm), the Investment Stewardship Committee member will bring the vote to the Investment Stewardship Committee, which will (a) determine how the vote should be

1 If a client does not share with its Advisor information regarding the cost of voting proxies for certain non-US companies or in certain countries so that the Advisor can perform a cost benefit analysis, the Advisor will decide whether to vote proxies considering only the information on difficulties and costs that it has available.
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cast, keeping in mind the principle of preserving shareholder value or (b) determine to abstain from voting, unless abstaining would be materially adverse to the client’s interest. To the extent the Investment Stewardship Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of a Dimensional Investment Company in the circumstances described in this paragraph, Dimensional will report annually on such determinations to the respective Board of Directors/Trustees of the Dimensional Investment Company. The Advisors will also consider, where appropriate, other disclosure to clients regarding potential conflicts of interest, dependent upon the agreement with the client.
Availability of Proxy Voting Information and Recordkeeping
Each Advisor will inform those clients for which it has voting authority how to obtain information from the Advisor about how it voted with respect to client securities.  The Advisor will provide those clients with a summary of its proxy voting guidelines, process and policies and will inform the clients how they can obtain a copy of the complete Policy upon request.  If an Advisor is registered under the Advisers Act, the Advisor will also include such information described in the preceding two sentences in Part 2A of its Form ADV.
Recordkeeping
The Advisors will also keep records of the following items: (i) their proxy voting guidelines, policies and procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes they cast on behalf of clients, which may be maintained by a Proxy Advisory Firm if it undertakes to provide copies of those records promptly upon request; (iv) records of written client requests for proxy voting information and an Advisor’s responses (whether a client’s request was oral or in writing); (v) any documents prepared by an Advisor that were material to making a decision how to vote, or that memorialized the basis for the decision; (vi) a record of any testing conducted on any Proxy Advisory Firm’s votes; and (vii) a copy of each version of the Proxy Advisory Firm’s policies and procedures provided to the Advisors.  The Advisors will maintain these records in an easily accessible place for at least six years from the end of the fiscal year during which the last entry was made on such records.  For the first two years, each Advisor will store such records at one of its principal offices.
Disclosure
Dimensional shall disclose in the statements of additional information of the Dimensional Investment Companies a summary of procedures which Dimensional uses to determine how to vote proxies relating to portfolio securities of the Dimensional Investment Companies.  The disclosure will include a description of the procedures used when a vote presents a conflict of interest between shareholders and Dimensional, DFA Securities LLC (“DFAS”) or an affiliate of Dimensional or DFAS.
The semi-annual reports of the Dimensional Investment Companies shall indicate that the procedures are available: (i) by calling Dimensional collect; or (ii) on the SEC’s website.  If a request for the procedures is received, the requested description must be sent within three business days by a prompt method of delivery.
Dimensional, on behalf of each Dimensional Investment Company it advises, shall file its proxy voting record with the SEC on Form N-PX no later than August 31 of each year, for the twelve-month period ending June 30 of the current year.  Such filings shall contain all information required to be disclosed on Form N-PX.

FIAM LLC

Proxy Voting Policies and Procedures
January 2020
I.	INTRODUCTION
These guidelines are intended to help Fidelity’s customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 70 years.   In particular, these guidelines are animated by two fundamental principles: 1) putting first the long-term interests of our customers and fund shareholders; and 2) investing in companies that share our approach to creating value over the long-term.  Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines.  Our evaluation of proxies reflects information from many sources, including
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management or shareholders of a company presenting a proposal and proxy voting advisory firms.  Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.
In evaluating proxies, we recognize that companies can conduct themselves in ways that have important environmental and social consequences.  While Fidelity always remains focused on maximizing long-term shareholder value, we also consider potential environmental, social and governance (ESG) impacts that we believe are material to individual companies and investing funds’ investment objectives and strategies.
Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value.  Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.

II.	BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders.  Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders’ rights. The following general guidelines are intended to reflect these proxy voting principles.
A.	Election of Directors
Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.
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Fidelity generally will oppose the election of directors if, by way of example:
1.
The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

2.	Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.
3.	The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.
4.	For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.
B.	Contested Director Elections
On occasion, directors are forced to compete for election against outside director nominees (contested elections).  Fidelity believes that strong management creates long-term shareholder value.  As a result, Fidelity generally will vote in support of management of companies in which the funds’ assets are invested.  Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:
1.	Management’s track record and strategic plan for enhancing shareholder value;
2.	The long-term performance of the company compared to its industry peers; and
3.	The qualifications of the shareholder’s and management’s nominees.
Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.
C.	Cumulative Voting Rights
Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election.  Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts).  With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee.  Fidelity believes that cumulative voting can be detrimental to the overall strength of a board.  Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.
D.	Classified Boards
A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term).  This means that at each annual meeting only a subset of directors is up for re-election.  Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards.  For this and other reasons, Fidelity generally will oppose a board’s adoption of a classified board structure and support declassification of existing boards.
E.	Independent Chairperson
In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the
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appointment of, a non-executive or independent chairperson.  If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.
F.	Majority Voting in Director Elections
In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats).  Fidelity may oppose a majority voting shareholder proposal where a company’s board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.
G.	Proxy Access
Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company’s proxy ballot.  Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals.  Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company’s shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.
H.	Indemnification of Directors and Officers
In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process.  Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).
III.	COMPENSATION
Incentive compensation plans can be complicated and many factors are considered when evaluating such plans.  Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.
A.	Equity Compensation Plans
Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value.  Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation.  Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:
1.
The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate (“burn rate”) considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.

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2.	The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.
3.	The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.
As to stock option plans, considerations include the following:
a.
Pricing:  We believe that options should be priced at 100% of fair market value on the date they are granted.  We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

b.
Re-pricing: An “out-of-the-money” (or underwater) option has an exercise price that is higher than the current price of the stock.  We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation.  Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.

Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:
1.	Whether the proposal excludes senior management and directors;

2.	Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;

3.	The company's relative performance compared to other companies within the relevant industry or industries;

4.	Economic and other conditions affecting the relevant industry or industries in which the company competes; and

5.	Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.
B.	Employee Stock Purchase Plans
These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold.  Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing “best practices” in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.
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IV.	ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY ON PAY) AND FREQUENCY OF SAY ON PAY VOTE
Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes.  Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:
-
The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;

-	The alignment of executive compensation and company performance relative to peers; and

-
The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.

When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.
A.	Compensation Committee
Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company.  Fidelity believes that compensation should align with company performance as measured by key business metrics.  Compensation policies should align the interests of executives with those of shareholders.  Further, the compensation program should be disclosed in a transparent and timely manner.
Fidelity will oppose the election of directors on the compensation committees if:
1.	The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.

2.	Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:

a)	Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or

b)	Adopted or extended a golden parachute.
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B.	Executive Severance Agreements
Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as “golden parachutes.”  Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
V. ENVIRONMENTAL AND SOCIAL ISSUES
Grounded in our Stewardship Principles, these guidelines outline our views on corporate governance. As part of our efforts to maximize long-term shareholder value, we incorporate environmental and social issues into our evaluation of a company, particularly if we believe an issue is material to that company and the investing fund’s investment objective and strategies.
Fidelity generally considers management’s recommendation and current practice when voting on shareholder proposals concerning environmental or social issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Therefore, Fidelity may support shareholder proposals that request additional disclosures from companies regarding environmental or social issues, including where it believes that the proposed disclosures could provide meaningful information to the investment management process without unduly burdening the company. This means that Fidelity may support shareholder proposals calling for reports on sustainability, renewable energy, and environmental impact issues. Fidelity also may support proposals on issues in other areas, including but not limited to equal employment, ~~and~~ board diversity and workforce diversity.
VI. ANTI-TAKEOVER PROVISIONS AND SHAREHOLDERS RIGHTS PLANS
Fidelity generally will oppose a proposal to adopt an anti-takeover provision.
Anti-takeover provisions include:
-	classified boards;
-	“blank check” preferred stock (whose terms and conditions may be expressly determined by the company’s board, for example, with differential voting rights);
-	golden parachutes;
-
supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);

-	poison pills;
-	restricting the right to call special meetings;
-	provisions restricting the right of shareholders to set board size; and
-	any other provision that eliminates or limits shareholder rights.
A.	Shareholders Rights Plans (“poison pills”)
Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer.  While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.
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Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:
1.	Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;

2.	Is integral to a business strategy that is expected to result in greater value for the shareholders;

3.	Requires shareholder approval to be reinstated upon expiration or if amended;

4.	Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and

5.	Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.

Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.
B.	Shareholder Ability to Call a Special Meeting
Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.
C.	Shareholder Ability to Act by Written Consent
Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.
D.	Supermajority Shareholder Vote Requirement
Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.
VII. ANTI-TAKEOVER PROVISIONS AND DIRECTOR ELECTIONS
Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.
Fidelity will consider supporting the election of directors with respect to poison pills if:
-	All of the poison pill’s features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.

-
A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill.  If, however, the company does not take appropriate action prior

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-	to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.

-
It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.

VIII. CAPITAL STRUCTURE AND INCORPORATION
These guidelines are designed to protect shareholders’ value in the companies in which the Fidelity funds invest.  To the extent a company’s management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests.  The guidelines that follow are meant to protect shareholders in these respects.
A.	Increases in Common Stock
Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example).  Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.
In the case of real estate investment trusts (REITs), however, Fidelity will oppose a provision to increase the REIT’s authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.
B.	Multi-Class Share Structures
Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.
C.	Incorporation or Reincorporation in another State or Country
Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.
IX.	SHARES OF FIDELITY FUNDS, ETFS, OR OTHER NON-FIDELITY MUTUAL FUNDS AND ETFS
When a Fidelity fund invests in an underlying Fidelity fund with public shareholders, an exchange traded fund (ETF), or fund that is not affiliated, Fidelity will vote in the same proportion as all other voting shareholders of the underlying fund (this is known as “echo voting”). Fidelity may not vote if "echo voting" is not operationally practical or not permitted under applicable laws and regulations.
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For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund’s Board of Trustees on all proposals.
X.	FOREIGN MARKETS
Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.
XI. AVOIDING CONFLICTS OF INTEREST
Voting of shares is conducted in a manner consistent with the best interests of the Fidelity funds.  In other words, securities of a company generally will be voted in a manner consistent with these guidelines and without regard to any other Fidelity companies' business relationships.

Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.
XII. CONCLUSION
Since its founding more than 70 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term.  With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.

Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.

GEODE CAPITAL MANAGEMENT, LLC

Proxy Voting Policies and Procedures
January 2020
Geode Proxy Voting Policies
As an investment adviser, Geode holds voting authority for securities in many of the client accounts that it manages.  Geode takes seriously its responsibility to monitor corporate events affecting securities in those client accounts and to exercise its voting authority with respect to those securities in the best interests of its clients (including shareholders of
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mutual funds for which it serves as adviser or Subadviser).  The purposes of these proxy voting policies are to (1) establish a framework for Geode’s analysis and decision-making with respect to proxy voting and (2) set forth operational procedures for Geode’s exercise of proxy voting authority.
Overview
Geode applies the same voting decision for all accounts in which it exercises voting authority, and seeks in all cases to vote in a manner that Geode believes represents the best interests of its clients (including shareholders of mutual funds for which it serves as adviser or sub-adviser).  Geode anticipates that, based on its current business model, it will manage the vast majority of assets under its management using passive investment management techniques, such as indexing.  Geode also manages private funds and separate accounts using active investment management techniques, primarily employing quantitative investment strategies.
Members of the Operations Committee oversee the exercise of voting authority under these proxy voting policies, consulting with Geode’s legal counsel with respect to controversial matters and for interpretive and other guidance.  Geode will engage an established commercial proxy advisory service (the “Agent”) for comprehensive analysis, research and voting recommendations, particularly for matters that may be controversial, present potential conflicts of interest or require additional analysis under these guidelines
Geode may determine to accept or reject any recommendation based on the research and analysis provided by the Agent or on any independent research and analysis obtained or generated by Geode.  However, because the recommended votes are determined solely based on the customized policies established by Geode, Geode expects that the recommendations will be followed in most cases.  The Agent also acts as a proxy voting agent to affect the votes and maintain records of all of Geode’s proxy votes.  In all cases, the ultimate voting decision and responsibility rests with the members of the Operations Committee, which are accountable to Geode’s clients (including shareholders of mutual funds for which it serves as adviser or sub-adviser).
Due to its focused business model and the number of investments that Geode will make for its clients (particularly pursuant to its indexing strategy), Geode does not anticipate that actual or potential conflicts of interest are likely to occur in the ordinary course of its business.  However, Geode believes it is essential to avoid having conflicts of interest affect its objective of voting in the best interests of its clients.  Therefore, in the event that members of the Operations Committee, the Agent or any other person involved in the analysis or voting of proxies has knowledge of, or has reason to believe there may exist, any potential relationship, business or otherwise, between the portfolio company subject to the proxy vote and Geode (and any subsidiary of Geode) or their respective directors, officers, employees or agents, such person shall notify other members of the Operations Committee and may consult with outside counsel to Geode to analyze and address such potential conflict of interest.  In the case of an actual conflict of interest, on the advice of counsel, Geode expects that the independent directors of Geode will consider the matter and may (1) determine that there is no conflict of interest (or that reasonable measures have been taken to remedy or avoid any conflict of interest) that would prevent Geode from voting the applicable proxy, (2) using such information as is available from the Agent, vote the applicable proxy, or (3) cause authority to be delegated to the Agent or a similar special fiduciary to vote the applicable proxy.
Geode has established the specific proxy voting policies that are summarized below to maximize the value of investments in its clients’ accounts, which it believes will be furthered through (1) accountability of a company’s management and directors to its shareholders, (2) alignment of the interests of management with those of shareholders (including through compensation, benefit and equity ownership programs), and (3) increased disclosure of a company’s business and operations.  Geode reserves the right to override any of its proxy voting policies with respect to a particular shareholder vote when such an override is, in Geode’s best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of Geode’s clients.
Policies
All proxy votes shall be considered and made in a manner consistent with the best interests of Geode’s clients (including shareholders of mutual fund clients) without regard to any other relationship, business or otherwise, between the portfolio company subject to the proxy vote and Geode or its affiliates. As a general matter, (1) proxies will be voted FOR incumbent members of a board of directors and FOR routine management proposals, except as otherwise addressed under these policies; (2) shareholder and non-routine management proposals addressed by these policies will be voted as provided in these policies; and (3) shareholder and non-routine management proposals not addressed by these policies will be evaluated by members of Geode’s Operations Committee based on fundamental analysis and/or research and
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recommendations provided by the Agent,  other third-party service providers, and the members of the Operations Committee shall make the voting decision.
When voting the securities of non-US issuers, Geode will evaluate proposals in accordance with these policies but will also take local market standards and best practices into consideration.  Geode may also limit or modify its voting at certain non-US meetings (e.g., if shares are required to be blocked or reregistered in connection with voting).
Geode’s specific policies are as follows:
I. Election of Directors
Geode will generally vote FOR incumbent members of a board of directors except:
• Attendance. The incumbent board member failed to attend at least 75% of meetings in the previous year and does not provide a reasonable explanation.
• Independent Directors.  Nominee is not independent and full board comprises less than a majority of independents.   Nominee is not independent and sits on the audit, compensation or nominating committee.
• Director Responsiveness. The board failed to act on shareholder proposals that received approval by Geode and a majority of the votes cast in the previous year. The board failed to act on takeover offers where Geode and a majority of shareholders tendered their shares. At the previous board election, directors opposed by Geode received more than 50 percent withhold/against votes of the shares cast, and the company failed to address the issue(s) that caused the high withhold/against vote.
• Golden Parachutes.  Incumbent members of the compensation committee adopted or renewed an excessive golden parachute within the past year.
• In Other Circumstances when a member of the board has acted in a manner inconsistent with the interests of shareholders of a company whose securities are held in client accounts.
II. Majority Election.  Unless a company has a policy achieving a similar result, Geode will generally vote in favor of a proposal calling for directors to be elected by a majority of votes cast in a board election provided that the plurality vote applies when there are more nominees than board seats.
III. Say on Pay (non-binding).
• Advisory Vote on Executive Compensation.  Geode will generally vote AGAINST advisory vote when: (1) there is a significant misalignment between executive pay and company performance, (2) the company maintains significant problematic pay practices; or (3) the board exhibits a significant level of poor communication and responsiveness to shareholders.
• Frequency Vote. Geode will generally vote FOR having an advisory vote on executive compensation every year.
• Advisory Vote on Golden Parachute.  Geode will vote AGAINST excessive change-in-control severance payments.   IV.  Vote AGAINST Anti-Takeover Proposals, including:
• Addition of Special Interest Directors to the board.
• Authorization of “Blank Check” Preferred Stock. Geode will vote FOR proposals to require shareholder approval for the distribution of preferred stock except for acquisitions and raising capital in the ordinary course of business.
• Classification of Boards,  Geode will vote FOR proposals to de-classify boards.
• Fair Price Amendments, other than those that consider only a two-year price history and are not accompanied by other anti-takeover measures.
• Golden Parachutes, that Geode deems to be excessive in the event of change-incontrol.
• Poison Pills.  Adoption or extension of a Poison Pill without shareholder approval will result in our voting AGAINST the election of incumbents or a management slate in the concurrent or next following vote on the election of directors, provided the matter will be considered  if (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is linked to a business strategy that will result in greater value for the shareholders; (c) the term is less than three years; (d) the Pill includes a qualifying offer clause; and (e) shareholder approval is required to reinstate the expired Pill. Geode will
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vote FOR shareholder proposals requiring or recommending that shareholders be given an opportunity to vote on the adoption of poison pills.
• Reduction or Limitation of Shareholder Rights (e.g., action by written consent, ability to call meetings, or remove directors).
• Reincorporation in another state (when accompanied by Anti-Takeover Provisions, including increased statutory anti-takeover provisions). Geode will vote FOR reincorporation in another state when not accompanied by such anti-takeover provisions.
• Requirements that the Board Consider Non-Financial Effects of merger and acquisition proposals.
• Requirements regarding Size, Selection and Removal of the Board that are likely to have an anti-takeover effect (although changes with legitimate business purposes will be evaluated).
• Supermajority Voting Requirements (i.e., typically 2/3 or greater) for boards and shareholders.  Geode will vote FOR proposals to eliminate supermajority voting requirements.
• Transfer of Authority from Shareholders to Directors.
V. Vote FOR proposed amendments to a company’s certificate of incorporation or by-laws that enable the company to Opt Out of the Control Shares Acquisition Statutes.
VI. Vote AGAINST the introduction of new classes of Stock with Differential Voting Rights.
VII.  Vote AGAINST introduction and FOR elimination of Cumulative Voting Rights, except in certain instances where it is determined not to enhance shareholders’ interests.
VIII.  Vote FOR elimination of Preemptive Rights.
IX. Vote FOR Anti-Greenmail proposals so long as they are not part of anti-takeover provisions (in which case the vote will be AGAINST).
X. Vote FOR charter and by-law amendments expanding the Indemnification of Directors to the maximum extent permitted under Delaware law (regardless of the state of incorporation) and vote AGAINST charter and by-law amendments completely Eliminating Directors’ Liability for Breaches of Care.
XI.  Vote FOR proposals to adopt Confidential Voting and Independent Vote Tabulation practices.
XII. Vote FOR Open-Market Stock Repurchase Programs, unless there is clear evidence of past abuse of the authority; the plan contains no safeguards against selective buybacks, or the authority can be used as an anti-takeover mechanism.
XIII. Vote FOR management proposals to implement a Reverse Stock Split when the number of authorized shares will be proportionately reduced or the Reverse Stock Split is necessary to avoid delisting.
XIV.  Vote FOR management proposals to Reduce the Par Value of common stock unless the proposal may facilitate an anti-takeover device or other negative corporate governance action.
XV.  Vote FOR the Issuance of Large Blocks of Stock if such proposals have a legitimate business purpose and do not result in dilution of greater than 20%. However, a company’s specific circumstances and market practices may be considered in determining whether the proposal is consistent with shareholders interests.
XVI. Vote AGAINST Excessive Increases in Common Stock. Vote AGAINST increases in authorized common stock that would result in authorized capital in excess of three times the company’s shares outstanding and reserved for legitimate purposes. For non-U.S. securities with conditional capital requests, vote AGAINST issuances of shares with preemptive rights in excess of 100% of the company’s current shares outstanding. Special requests will be evaluated, taking company-specific circumstances into account.
XVII.  Vote AGAINST the adoption of or amendment to authorize additional shares under a Stock Option Plan  if:
• The stock option plan includes evergreen provisions, which provides for an automatic allotment of equity compensation every year.
• The dilution effect of the shares authorized under the plan (including by virtue of any “evergreen” or replenishment provision), plus the shares reserved for issuance pursuant to all other option or restricted stock plans is greater than 10%. However, dilution may be increased to 15% for small capitalization companies, and 20% for micro capitalization
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companies, respectively. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.
• The offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus, except that a modest number of shares (limited to 5% for a large capitalization company and 10% for a small and micro capitalization companies) may be available for grant to employees and directors under the plan if the grant is made by a compensation committee composed entirely of independent directors (the “De Minimis Exception”).
• The plan is administered by (1) a compensation committee not comprised entirely of independent directors or (2) a board of directors not comprised of a majority of independent directors, provided that a plan is acceptable if it satisfies the De Minimis Exception.
• The plan’s terms allow repricing of underwater options, or the board/committee has repriced options outstanding under the plan in the past two years without shareholder approval, unless by the express terms of the plan or a board resolution such repricing is rarely used (and then only to maintain option value due to extreme circumstances beyond management’s control) and is within the limits of the De Minimis Exception.
• Liberal Definition of Change in Control: the plan provides that the vesting of equity awards may accelerate even though an actual change in control may not occur.
XVIII. Vote AGAINST the election of incumbent members of the compensation committee or a management slate in the concurrent or next following vote on the election of directors if, within the last year and without shareholder approval, the company’s board of directors or compensation committee has repriced outstanding options.
XIX. Evaluate proposals to Reprice Outstanding Stock Options, taking into account such factors as: (1) whether the repricing proposal excludes senior management and directors; (2) whether the options proposed to be repriced exceeded the dilution thresholds described in these current proxy voting policies when initially granted; (3) whether the repricing proposal is value neutral to shareholders based upon an acceptable options pricing model; (4) the company’s relative performance compared to other companies within the relevant industry or industries; (5) economic and other conditions affecting the relevant industry or industries in which the company competes; and (6) other facts or circumstances relevant to determining whether a repricing proposal is consistent with the interests of shareholders.
XX. Vote AGAINST adoption of or amendments to authorize additional shares for Restricted Stock Awards (“RSA”) if:   • The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other option or restricted stock plans, is greater than 10%. However, dilution may be increased to 15% for small capitalization companies, and 20% for micro capitalization companies, respectively. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.
XXI. Vote AGAINST Omnibus Stock Plans if one or more component violates any of the criteria applicable to Stock Option Plans or RSAs under these proxy voting policies, unless such component is de minimis. In the case of an omnibus stock plan, the dilution limits applicable to Stock Option Plans or RSAs under these proxy voting policies will be measured against the total number of shares under all components of such plan.
XXII. Vote AGAINST Employee Stock Purchase Plans if the plan violates any of the relevant criteria applicable to Stock Option Plans or RSAs under these proxy voting policies, except that (1) the minimum stock purchase price may be equal to or greater than 85% of the stock’s fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company’s equity, and (2) in the case of non-U.S. company stock purchase plans, the minimum stock purchase price may be equal to the prevailing “best practices,” as articulated by the Agent, provided that the minimum stock purchase price must be at least 75% of the stock’s fair market value.
XXIII. Vote AGAINST Stock Awards (other than stock options and RSAs) unless it is determined they are identified as being granted to officers/directors in lieu of salary or cash bonus, subject to number of shares being reasonable.
XXIV. Vote AGAINST equity vesting acceleration programs or amendments to authorize additional shares under such programs if the program provides for the acceleration of vesting of equity awards even though an actual change in control may not occur.
XXV. Vote FOR Employee Stock Ownership Plans (“ESOPs”) of  non-leveraged ESOPs, and in the case of leveraged ESOPs, giving consideration to the company’s state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. Geode may also examine where the
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ESOP shares are purchased and the dilution effect of the purchase. Geode will vote AGAINST a leveraged ESOP if all outstanding loans are due immediately upon a change in control.
XXVI. Vote AGAINST management or shareholder proposals on other Compensation Plans or Practices if such plans or practices are Inconsistent with the Interests of Shareholders. In addition, Geode may vote AGAINST the election of incumbents or a management slate in the concurrent or next following vote on the election of directors if Geode believes a board has approved executive compensation arrangements inconsistent with the interests of shareholders.
XXVII.  Environmental and Social Proposals Evaluate each proposal related to environmental and social issues (including political contributions). Generally, Geode expects to vote with management’s recommendation on shareholder proposals concerning environmental or social issues, as Geode believes management and the board are ordinarily in the best position to address these matters. Geode may support certain shareholder environmental and social proposals that request additional disclosures from companies which may provide material information to the investment management process, or where Geode otherwise believes support will help maximize shareholder value. Geode may take action against the re-election of board members if there are serious concerns over ESG practices or the board failed to act on related shareholder proposals that received approval by Geode and a majority of the votes cast in the previous year.
XXVIII.Geode will generally vote AGAINST shareholder proposals seeking to establish proxy access. Geode will evaluate management proposals on proxy access.
XXIX. Shares of Investment Companies
• For institutional accounts, Geode will generally vote in favor of proposals recommended by the underlying funds’ Board of Trustees, unless voting is not permitted under applicable laws and regulations.
• For retail managed accounts, Geode will employ echo voting when voting shares.  To avoid certain potential conflicts of interest, if an investment company has a shareholder meeting, Geode would vote their shares in the investment company in the same proportion as the votes of the other shareholders of the investment company.

GATEWAY INVESTMENT ADVISERS, LLC

PROXY VOTING POLICY
1.1 Overview
This proxy voting policy and related procedures apply to clients who desire Gateway Investment Advisers, LLC (Gateway) to vote proxies on their behalf, including registered investment companies advised (or sub-advised) by Gateway. Questions regarding this policy should be directed to Gateway’s CCO.
1.2 Introduction
Gateway recognizes that voting rights are financial assets of its clients and that they must be managed accordingly, with voting decisions being made in the best interests of its clients who wish Gateway to exercise such authority and of shareholders of the registered investment companies for which it acts as adviser or sub-adviser (hereinafter referred collectively as “Clients.” Gateway, in turn, has retained Institutional Shareholder Services (“ISS”) as its proxy agent to recommend how to vote each proxy as well as administer the voting of proxies on behalf of Gateway.
1.3 Role of Proxy Voting Agent
Gateway has engaged ISS, an independent proxy voting service, to assist in the voting of proxies. ISS is responsible for coordinating with each Client’s Custodian, to ensure that all proxy ballots relating to a Client’s portfolio are processed in a timely manner. ISS, with its vast research capabilities, has developed its U.S. and global proxy voting guidelines, which provide vote recommendations for proxy voting that are designed to serve the best interests of investors. These guidelines outline the rationale for determining how particular issues should be voted. Gateway’s CIO will, on an annual bases, determine whether ISS’ U.S. and global proxy guidelines continue to be in the best interest of Gateway’s Clients. Gateway will instruct ISS to vote in accordance with these guidelines unless the following conditions apply:
1.
Gateway’s portfolio management team has decided to override the ISS vote recommendation for a Client(s) based on its own determination that the Client(s) would best be served with a vote contrary to the ISS recommendation based on Gateway’s analysis of ISS’s vote recommendation. Such decision(s) will be documented by Gateway and communicated to ISS. Gateway’s CIO will determine, on an annual basis, as to which classification level an ISS vote recommendation should be analyzed by Gateway;

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2.
ISS does not give a vote recommendation, in which case Gateway will independently determine how a particular issue should be voted. In these instances, Gateway, through its portfolio management team, will document the reason(s) used in determining a vote and communicate Gateway’s voting instruction to ISS. Gateway will generally seek to vote in accordance with ISS’s guidelines; or

3.
If voting on any particular security compromises Gateway’s ability to later transact in such security (e.g. shareblocking practices) or if, in Gateway’s judgment, the expected cost associated with the vote exceeds the expected benefits of the vote (e.g. non-U.S. security restrictions), then Gateway will abstain from voting on a particular security.

1.4 Conflicts of Interest
From time to time, Gateway or an employee or another affiliate of Gateway may have a conflict of interest with respect to a proxy vote. A conflict of interest may exist, for example, if Gateway has a business relationship (or potential business relationship) with either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Only in those instances where an ISS voting recommendation is not being followed, any individual with knowledge of any actual or potential conflict of interest, such as a personal conflict of interest (e.g. familial relationship with company management) or of a business relationship (e.g. Gateway is the investment manager to a soliciting company), shall disclose that conflict to the Legal and Compliance Department. In such cases, the Legal and Compliance Department will determine and record how the proxies in question shall be voted and such determinations shall be recorded with ISS.
1.5 Due Diligence of Proxy Adviser
Gateway will follow formalized procedures to undertake continuing due diligence of ISS, both in the areas of research and the administrative tasks of proxy voting.
1.6 Record Retention Requirements
In accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940, as amended, Gateway will maintain the following records for a period of not less than five years:
1.	This Gateway proxy voting policy;
2.	Records of Clients’ written requests for this policy and/or their voting record;
3.	Gateway’s written response to such written or oral requests; and
4.
A copy of any document created by Gateway that was material to making a decision in those instances where ISS does not make a vote recommendation or where Gateway’s portfolio management team votes contrary to ISS’s recommendation.

ISS will make and retain, on Gateway’s behalf (as evidenced by an undertaking from ISS to provide a copy promptly upon request), the following documents:
1.	A copy of a proxy statement(3);
2.	A record of each vote cast by Gateway on behalf of a Client; and
3.	A copy of any document that was material to making a decision how to vote proxies on behalf of a Client or that memorialized the basis of that decision.
*	Gateway may also rely on obtaining a copy from the EDGAR system
1.7 How to Obtain Voting Information
At any time, a Client may obtain this Proxy Voting Policy along with ISS’s Proxy Voting Guidelines Summary and his or her voting record upon the Client’s written or oral request to Gateway.
Effective Date: February 15, 2008, revised December 11, 2008, revised February 18, 2015

METROPOLITAN WEST ASSET MANAGEMENT, LLC

PROXY VOTING POLICY AND PROCEDURES
Summary of Subadviser’s Proxy Voting Policy: The Subadviser believes that the right to vote proxies is a significant asset of its clients’ holdings. In order to carry out its fiduciary responsibilities in the voting of proxies for its clients, the
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Subadviser has established a proxy voting committee (the “Proxy Committee”) and adopted these proxy voting guidelines and procedures (the “Guidelines”).
Where TCW has retained the services of a Sub-adviser to provide day-to-day portfolio management for the portfolio, the Adviser may delegate proxy voting authority to the Sub-Adviser; provided that the Sub-Adviser either (1) follows the Adviser’s Proxy Voting Policy and Procedures; or (2) has demonstrated that its proxy voting policies and procedures (“Sub-Adviser’s Proxy Voting Policies and Procedures”) are consistent with the Adviser’s Proxy Voting Policies and Procedures or otherwise implemented in the best interests of the Adviser’s clients and appear to comply with governing regulations. TCW also shall be provided the opportunity to review a Sub-Adviser’s Proxy Voting Policy and Procedures as deemed necessary or appropriate by TCW. The Adviser will be responsible for overseeing the Sub-Adviser’s exercise of its proxy voting responsibilities on behalf of TCW.
The Proxy Committee generally meets quarterly (or at such other frequency as determined by the Proxy Committee), and its duties include establishing proxy voting guidelines and procedures, overseeing the internal proxy voting process, and reviewing proxy voting issues. The members of the Proxy Committee include the Subadviser personnel from the investment, compliance, legal and marketing departments. The Subadviser also uses outside proxy voting services (each an “Outside Service”) to help manage the proxy voting process. An Outside Service facilitates the Subadviser’s voting according to the Guidelines (or, if applicable, according to guidelines submitted by the Subadviser’s clients) and helps maintain the Subadviser’s proxy voting records. All proxy voting and record keeping by the Subadviser is, of course, dependent on the timely provision of proxy ballots by Custodians, clients and other third parties. Under specified circumstances described below involving potential conflicts of interest, an Outside Service may also be requested to help decide certain proxy votes. In those instances, the Proxy Committee shall periodically review and evaluate the voting recommendations of such Outside Service to ensure that recommendations are consistent with the Subadviser’s clients’ best interests. In certain limited circumstances, particularly in the area of structured financing, the Subadviser may enter into voting agreements or other contractual obligations that govern the voting of shares. In the event of a conflict between any such contractual requirements and the Guidelines, the Subadviser will vote in accordance with its contractual obligations. In the event that the Subadviser inadvertently receives any proxy materials on behalf of a client that has retained proxy voting responsibility, and where it is reasonably feasible for the Subadviser to determine the identity of the client, the Subadviser will promptly forward such materials to the client.
As a matter of firm policy, the Subadviser does not disclose to unaffiliated third parties how it expects to vote on upcoming proxies and does not disclose the way it voted proxies without a legitimate need to know such information.
Philosophy
When voting proxies, the Subadviser’s utmost concern is that all decisions be made solely in the interests of the client and with the goal of maximizing the value of the client’s investments. Generally, proposals will be voted in accordance with the Guidelines and any applicable guidelines provided by the Subadviser’s clients. The Subadviser’s underlying philosophy, however, is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of the Subadviser’s clients, are best able to determine how to further client interests and goals. The portfolio managers may, in their discretion, take into account the recommendations of the Subadviser management, the Proxy Committee, and an Outside Service.
Proxy Voting Overrides
Individual portfolio managers, in the exercise of their best judgment and discretion, may from time to time override the Guidelines and vote proxies in a manner that they believe will enhance the economic value of clients’ assets, keeping in mind the best interests of the beneficial owners. A portfolio manager choosing to abstain on a vote or override the Guidelines must deliver a written rationale for each such decision to the Subadviser’s Proxy Specialist (the “Proxy Specialist”), who will maintain such documentation in the Subadviser’s proxy voting records and deliver a quarterly report to the Proxy Committee of all votes cast other than in accordance with the Guidelines. If the Proxy Specialist believes there is a question regarding a portfolio manager’s written rationale, he/she will obtain the approval of the Subadviser’s Director of Research (the “Director of Research”) for the written rationale before submitting it. The Director of Research will review the portfolio manager’s written rationale and make a determination. If the Director of Research believes it appropriate, he/she may elect to convene the Proxy Committee for its independent consideration as to how the vote should be cast.
Conflicts of Interest Disclosure
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TCW has policies and controls to avoid and/or mitigate conflicts of interest across its businesses. The policies and procedures in TCW’s Code of Ethics (the “Code”) serve to address or mitigate both conflicts of interest and the appearance of any conflict of interest. The Code contains several restrictions and procedures designed to eliminate conflicts of interest relating to personal investment transactions, including (i) reporting account openings, changes, or closings (including accounts in which an Access Person has a "beneficial interest"), (ii) pre-clearance of non-exempt personal investment transactions (make a personal trade request for Securities) and (iii) the completion of timely required reporting (Initial Holdings Report, Quarterly Transactions Report, Annual Holdings Report and Annual Certificate of Compliance).
In addition, the Code addresses potential conflicts of interest through its policies on insider trading, anti-corruption, an employee’s outside business activities, political activities and contributions, confidentiality and whistleblower provisions.
Conflicts of interest may also arise in the management of accounts and investment vehicles.  These conflicts may raise questions that would allow TCW to allocate investment opportunities in a way that favors certain accounts or investment vehicles over other accounts or investment vehicles, or incentivize a TCW portfolio manager to receive greater compensation with regard to the management of certain account or investment vehicles. TCW may give advice or take action with certain accounts or investment vehicles that could differ from the advice given or action taken on other accounts or investment vehicles. When an investment opportunity is suitable for more than one account or investment vehicle, such investments will be allocated in a manner that is fair and equitable under the circumstances to all TCW clients. As such, TCW has adopted compliance policies and procedures in its Portfolio Management Policy that helps to identify a conflict of interest and then specifies how a conflict of interest is managed. TCW’s Trading and Brokerage Policy also discusses the process of timing and method of allocations, and addresses how the firm handles affiliate transactions.
The respective Equity and Fixed Income Trading and Allocation Committees review trading activities on behalf of client accounts, including the allocation of investment opportunities and address any issues with regard to side-by-side management in order to ensure that all of TCW’s clients are treated on a fair and equitable basis. Further, the Portfolio Analytics Committee reviews TCW’s investment strategies, evaluates various analytics to facilitate risk assessment, changes to performance composites and benchmarks and monitors the implementation and maintenance of the Global Investment Performance Standards or GIPS® compliance.
TCW’s approach to handling conflicts of interest is multi-layered starting with its policies and procedures, reporting and pre-clearance processes and oversight by various committees.
International Proxy Voting
While TCW utilizes these Proxy Voting Guidelines for both international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically.
For proxies of non-U.S. companies, although, it is typically both difficult and costly to vote proxies.
TCW will make every reasonable effort to vote such proxies.
Guidelines
The proxy voting decisions set forth below refer to proposals by company management except for the categories of "Shareholder Proposals" and "Social Issue Proposals." The voting decisions in these latter two categories refer to proposals by outside shareholders.
Governance
For director and management nominees in uncontested elections
For management nominees in contested elections
For ratifying auditors, except against if the previous auditor was dismissed because of a disagreement with the company or if the non-audit services exceed 51% of fees
Generally For routine management proposals
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For amendments to the company’s certificate of incorporation or bylaws, except against if an amendment would have the effect of reducing shareholders’ rights
Capital Structure
Generally For reasonable changes in authorized common stock
For the issuance of common stock or preferred stock, except against if the shares have voting rights superior to those of other common or preferred shareholders, as applicable
For approving the issuance or exercise of stock warrants
For authorizing preferred stock and making reasonable changes to authorized preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares
For amending or canceling a class or series of preferred stock
Against authorizing and for eliminating or amending dual or multiple classes of common stock
For a stock repurchase program
For a stock split
For a reverse stock split, except against if the company does not intend to proportionally reduce the number of authorized shares
Mergers and Restructuring

Generally For mergers and restructurings, including recapitalization, bankruptcy restructurings, liquidations, reincorporating in a different state, leveraged buyout of the company, spinning off certain company operations or divisions, the sale of assets

Against adopting or preserving cumulative voting
Board of Directors
For limiting the liability of directors
For setting the board size
For allowing the directors to fill vacancies on the board without shareholder approval
Against giving the board the authority to set the size of the board as needed without shareholder approval
For a proposal regarding the removal of directors, except against if the proposal limits the removal of directors to cases where there is legal cause
Anti-Takeover Provisions
Generally Against the concept of a classified board
Generally Against the concept of a shareholder rights plan (poison pill)
Against eliminating or limiting shareholders’ right to call a special meeting
For restoring shareholders’ right to call a special meeting
Against eliminating or limiting shareholders’ right to act by written consent
For restoring shareholders’ right to act by written consent
Against establishing or maintaining a supermajority vote provision to (i) approve a merger or other business combination, (ii) change certain bylaw or charter provisions
Against expanding or clarifying the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid
Against fair price provisions
For limiting the payment of greenmail
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Against adopting advance notice requirements
Against opting into a state takeover statutory provision
Compensation
Generally In favor of reasonable compensation and bonus plans proposed by management, including one-time stock options and deferred compensation plans
For adopting, amending or adding shares to a stock incentive, purchase or award plan for employees and non-employee directors, provided that outstanding common stock is not overly diluted
For limiting per-employee option awards
For extending the term of a stock incentive plan for employees
Refer on assuming stock incentive plans
With management on “say on pay” proposals
Shareholder Proposals
For requiring shareholder ratification of auditors
Against requiring the auditors to attend the annual meeting
Against limiting consulting by auditors
Against requiring the rotation of auditors
Against restoring preemptive rights
For asking the company to study sales, spin-offs, or other strategic alternatives
For asking the board to adopt confidential voting and independent tabulation of the proxy ballots
Against asking the company to refrain from counting abstentions and broker non-votes in vote tabulations
Against eliminating the company’s discretion to vote unmarked proxy ballots.
For providing equal access to the proxy materials for shareholders
Generally Against making changes to board or chair election, composition or eligibility requirements
Against changing the annual meeting location or date
For increasing disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan
Against urging the creation of a shareholder committee
For adopting cumulative voting
Against making directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director’s gross negligence and/or reckless or willful neglect
For repealing a classified board
Against asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan
Generally Against supermajority provisions
Against repealing fair price provisions
For restoring shareholders’ right to call a special meeting or act by written consent
For limiting the board’s discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made
For seeking to force the company to opt out of a state takeover statutory provision
Against reincorporating the company in another state
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For limiting greenmail payments
Generally Against restricting executive or director compensation, but for reasonable enhanced disclosure of executive compensation
For banning or calling for a shareholder vote on future golden parachutes
Against seeking to award performance-based stock options
Against establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement
Against requesting that future executive compensation be determined without regard to any pension fund income
Against approving extra benefits under Supplemental Executive Retirement Plans (SERPs)
Against requiring option shares to be held
Generally For the creation of a compensation and a nominating committee
For increasing the independence of key committees
Social Issue Proposals
Generally For proposals that ask a company to review operations or impacts or disclosure activities or impacts, except against if the proposal calls for action beyond reporting
Generally Against proposals that ask the company to implement changes in procedure, including the development of social, economic, environmental or ethical criteria to govern contracts and production
Additional Information
A description of TCW’s policies and procedures relating to proxy voting and class actions can also be found in the firm’s Part 2A of Form ADV. A copy of TCW’s Form ADV is available to clients upon request to the Proxy Specialist.

MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES
I. POLICY STATEMENT

Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies.  This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asia Limited, Morgan Stanley Investment Management (Japan) Co. Limited and Morgan Stanley Investment Management Private Limited (each a “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets.

With respect to the registered management investment companies sponsored, managed or advised by any MSIM affiliate (the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds.

For other pooled investment vehicles (e.g., UCITS),  each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the relevant governing board.

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For separately managed accounts (including ERISA and ERISA-equivalent clients), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under the applicable investment advisory agreement or investment management agreement. Where a MSIM Affiliate has the authority to vote proxies on behalf of ERISA and ERISA-equivalent clients, the MSIM Affiliate must do so in accordance with its fiduciary duties under ERISA (and the Internal Revenue Code).

In certain situations, a client or its fiduciary may reserve the authority to vote proxies for itself or an outside party or may provide a MSIM Affiliate with a statement of proxy voting policy. The MSIM Affiliate will comply with the client’s policy.

A MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the MSIM Affiliate to vote proxies.

MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”).  In addition to voting proxies at portfolio companies, MSIM routinely engages with the management or board of companies in which we invest on a range of environmental, social and governance issues. Governance is a window into or proxy for management and board quality. MSIM engages with companies where we have larger positions, voting issues are material or where we believe we can make a positive impact on the governance structure. MSIM’s engagement process, through private communication with companies, allows us to understand the governance structures at investee companies and better inform our voting decisions.  In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy.  In these situations, the MSIM Affiliate will comply with the client’s policy.

Retention and Oversight of Proxy Advisory Firms – Institutional Shareholder Service (ISS) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, Custodians, consultants, and other institutional investors.  The services provided include in-depth research, global issuer analysis, and voting recommendations.

MSIM has retained Research Providers to analyze proxy issues and to make vote recommendations on those issues. While we review the recommendations of one or more Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. MSIM votes all proxies based on its own proxy voting policies in the best interests of each client. In addition to research, ISS provides vote execution, reporting, and recordkeeping services to MSIM.

As part of MSIM’s ongoing oversight of the Research Providers, MSIM performs periodic due diligence on the Research Providers. Topics of the reviews include, but are not limited to, conflicts of interest, methodologies for developing their policies and vote recommendations, and resources.

Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs.  These problems include, but are not limited to:  (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions.  As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard.  ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

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Securities Lending - MSIM Funds or any other investment vehicle sponsored, managed or advised by a MSIM affiliate may participate in a securities lending program through a third party provider. The voting rights for shares that are out on loan are transferred to the borrower and therefore, the lender (i.e., a MSIM Fund or another investment vehicle sponsored, managed or advised by a MSIM affiliate) is not entitled to vote the lent shares at the company meeting. In general, MSIM believes the revenue received from the lending program outweighs the ability to vote and we will not recall shares for the purpose of voting. However, in cases in which MSIM believes the right to vote outweighs the revenue received, we reserve the right to recall the shares on loan on a best efforts basis.

II. GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of our clients, we follow this Policy (subject to any exception set forth herein).  The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently.  However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard.  Morgan Stanley AIP GP LP (Morgan Stanley AIP) will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome).  We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A. Routine Matters.

We generally support routine management proposals.  The following are examples of routine management proposals:

Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.

General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

Most proposals related to the conduct of the annual meeting, with the following exceptions.  We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment.  However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e., an uncontested corporate transaction), the adjournment request will be supported.  We do not support proposals that allow companies to call a special meeting with a short (generally two weeks or less) time frame for review.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. Board of Directors.

1.
Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a.
We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary

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b.
standards of care and/or loyalty.  We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent.  We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

c.
We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient.  We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE.  Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

i.
At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

ii.	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

d.
Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation/remuneration, nominating/governance or audit committee.

e.	We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

f.
We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance. Also, if the board has failed to consider diversity, including gender and ethnicity, in its board composition.

g.
We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test.  For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

h.
In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such.  We also consider voting against the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

i.	We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

j.
We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

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k.
We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than five public company boards (excluding investment companies), or public company CEOs that serve on more than two outside boards given level of time commitment required in their primary job.

l.
We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate “say-on-pay” advisory vote on pay.

2.
Discharge of directors’ duties: In markets where an annual discharge of directors' responsibility is a routine agenda item, we generally support such discharge.  However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.
Board independence:  We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66⅔%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4.	Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to gender, race or other factors.

5.
Majority voting:  We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6.
Proxy access:  We consider proposals on procedures for inclusion of shareholder nominees and to have those nominees included in the company’s proxy statement and on the company’s proxy ballot on a case-by-case basis. Considerations include ownership thresholds, holding periods, the number of directors that shareholders may nominate and any restrictions on forming a group.

7.
Reimbursement for dissident nominees:  We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

8.
Proposals to elect directors more frequently:  In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to “declassify” the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the United States we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

9.
Cumulative voting:  We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.)  U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

10.
Separation of Chairman and CEO positions:  We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies.  In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.  In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

11.
Director retirement age and term limits:  Proposals setting or recommending  director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of

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12.	board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

13.
Proposals to limit directors’ liability and/or broaden indemnification of officers and directors:  Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

C. Statutory auditor boards. The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D. Corporate transactions and proxy fights.  We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account.  Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection.  We also analyze proxy contests on a case-by-case basis.

E. Changes in capital structure.

1.	We generally support the following:

Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority.  We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers’ (“ABI”) guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

Management proposals to effect stock splits.

Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust
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proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2.	We generally oppose the following (notwithstanding management support):

Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances.  For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F. Takeover Defenses and Shareholder Rights.

1.
Shareholder rights plans:  We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills).  In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.
Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder.  In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements. Also, we oppose provisions that do not allow shareholders any right to amend the charter or bylaws.

3.
Shareholders right to call a special meeting:  We consider proposals to enhance a shareholder’s rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.

4.	Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

5.
Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis.  We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

6.
Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at

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7.
least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

8.	Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

G. Auditors.   We generally support management proposals for selection or ratification of independent auditors.  However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive.  Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H. Executive and Director Remuneration.

1.	We generally support the following:

Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.  Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context.  While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.	We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3.
In the U.S. context, we generally vote against shareholder proposals requiring shareholder approval of all severance agreements, but we generally support proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) or proposals that require companies to adopt a provision requiring an executive to receive accelerated vesting of equity awards if there is a change of control and the executive is terminated. We generally oppose shareholder proposals that would establish arbitrary caps on pay.  We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such shareholder proposals where we consider SERPs excessive.

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4.
Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices.  While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5.	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

6.
We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

7.
Management proposals effectively to re-price stock options are considered on a case-by-case basis.  Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

8.
Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.

I. Social and Environmental Issues.  Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular social and environmental matters. As MSIM believes that relevant social and environmental issues can influence risk and return, we consider how to vote on proposals related to social and environmental issues on a case-by-case basis by determining the relevance of social and environmental issues identified in the proposal and their likely impacts on shareholder value.  We generally support proposals that if implemented would enhance useful disclosure, such as disclosures aligned with SASB (Sustainability Accounting Standards Board) and the TCFD (Taskforce on Climate-related Financial Disclosures) and proposals that aim to reduce or mitigate a company’s impact on the global climate. We generally vote against proposals requesting reports or actions that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. In reviewing proposals on social and environmental issues, we consider a company’s current disclosures and our understanding of the company’s management of material social and environmental issues in comparison to peers. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value and we may oppose proposals that intrude excessively on management prerogatives and/or board discretion.
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J. Funds of Funds.  Certain MSIM Funds advised by an MSIM Affiliate invest only in other MSIM Funds.  If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee. In markets where proportional voting is not available we will not vote at the meeting, unless otherwise determined by the Proxy Review Committee. Other MSIM Funds invest in unaffiliated funds.  If an unaffiliated underlying fund has a shareholder meeting and the MSIM Fund owns more than 25% of the voting shares of the underlying fund, the MSIM Fund will vote its shares in the unaffiliated underlying fund in the same proportion as the votes of the other shareholders of the underlying fund to the extent possible.

III. ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy.  The Committee consists of investment professionals who represent the different investment disciplines and geographic locations of MSIM, and is chaired by the director of the Global Stewardship Team (“GST”).  Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The GST Director is responsible for identifying issues that require Committee deliberation or ratification. The GST, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines.  The GST has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

GST and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable.  Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ.  Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available.  If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the GST will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A. Committee Procedures

The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying “split votes” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by GST.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.

B. Material Conflicts of Interest

In addition to the procedures discussed above, if the GST Director determines that an issue raises a material conflict of interest, the GST Director may request a special committee (“Special Committee”) to review, and recommend a course of action with respect to, the conflict(s) in question

A potential material conflict of interest could exist in the following situations, among others:

1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.
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2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.
Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

4.
One of Morgan Stanley’s independent directors or one of MSIM Funds’ directors also serves on the board of directors or is a nominee for election to the board of directors of a company held by a MSIM Fund or affiliate.

If the GST Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.
If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.	If the Research Providers’ recommendations differ, the GST Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the GST Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The GST Director may request non-voting participation by MSIM’s General Counsel or his/her designee and the Chief Compliance Officer or his/her designee.  In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. Proxy Voting Reporting

The GST will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the GST for a period of at least six years.  To the extent these decisions relate to a security held by an MSIM Fund, the GST will report the decisions to each applicable Board of Trustees/Directors of those Funds (the “Board) at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

In addition, to the extent that Committee and Special Committee decisions and actions relate to a security held by other pooled investment vehicles, the GST will report the decisions to the relevant governing board of the pooled investment vehicle.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

Also, MSIM maintains voting records of individual agenda items at company meetings in a searchable database on its website on a rolling 12-month basis.

In addition, ISS provides vote execution, reporting and recordkeeping services to MSIM.

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IV. RECORDKEEPING
Records are retained in accordance with Morgan Stanley’s Global Information Management Policy, which establishes general Firm-wide standards and procedures regarding the retention, handling, and destruction of official books and records and other information of legal or operational significance. The Global Information Management Policy incorporates Morgan Stanley’s Master Retention Schedule, which lists various record classes and associated retention periods on a global basis.

Approved by the Board September 24-25, 2019.

APPENDIX A

Appendix A applies to the following accounts managed by Morgan Stanley AIP GP LP (i) closed-end funds registered under the Investment Company Act of 1940, as amended; (ii) discretionary separate accounts; (iii) unregistered funds; and (iv) non-discretionary accounts offered in connection with AIP’s Custom Advisory Portfolio Solutions service. Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures.  To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Equity Fund of Funds investment team the Private Equity Real Estate Fund of Funds investment team or the Portfolio Solutions team of AIP. A summary of decisions made by the applicable investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights
For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.
Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.
Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then  AIP  may exercise  its voting rights with respect to such matter.

CUSTODIANT. ROWE PRICE ASSOCIATES, INC.

PROXY VOTING POLICIES AND PROCEDURES
RESPONSIBILITY TO VOTE PROXIES
T. Rowe Price Associates, Inc., and its affiliated investment advisers (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. The U.S.-registered investment companies which T. Rowe Price sponsors and serves as investment adviser (the “Price Funds”) as well as other investment advisory clients have delegated to T. Rowe Price certain
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proxy voting powers. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is reviewed at least annually and updated as necessary.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular advisory client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities.

 One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure. In addition to our proxy voting guidelines, we rely on a company’s public filings, its board recommendations, its track record, country-specific best practices codes, our research providers and – most importantly – our investment professionals’ views in making voting decisions.

T. Rowe Price seeks to vote all of its clients’ proxies.  In certain circumstances, T. Rowe Price may determine that refraining from voting a proxy is in a client’s best interest, such as when the cost to the client of voting outweigh the expected benefit to the client.  For example, the practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

ADMINISTRATION OF POLICIES AND PROCEDURES

Environmental, Social and Governance Committee. T. Rowe Price’s Environmental, Social and Governance Committee (“ESG Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the ESG Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the ESG Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or advisory client. Rather, voting authority and responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or the advisory client’s portfolio manager.  The ESG Committee is also responsible for the oversight of third-party proxy services firms that T. Rowe Price engages to facilitate the proxy voting process.

 Proxy Voting Team. The Proxy Voting team is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

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Corporate Governance Team. Our Corporate Governance team is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the ESG Committee, ISS maintains and implements a custom voting policy for the Price Funds and other advisory client accounts.

Meeting Notification

T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various Custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate Custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to T. Rowe Price through ProxyExchange, an ISS application.

VOTE DETERMINATION

Each day, ISS delivers into T. Rowe Price’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines as set by the ESG Committee. Others review the customized vote recommendations and approve them before the votes are cast. In all cases, portfolio managers receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Voting team is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to our proxy voting guidelines.

T. Rowe Price Voting Policies

Specific proxy voting guidelines have been adopted by the ESG Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:
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Election of Directors – For most companies, T. Rowe Price generally expects boards to maintain a majority of independent directors. T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent.  In certain markets where majority-independent boards are uncommon, we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies with insufficient representation by independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. In certain markets, a lack of diversity on the board may cause us to oppose the members of the board’s Nominating Committee. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.

 Anti-Takeover, Capital Structure and Corporate Governance Issues – T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights.

Executive Compensation Issues – T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives or contain the potential for excessive dilution relative to the company’s peers. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against members of the board’s Compensation Committee. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a screen that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. Finally, we may oppose Compensation Committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.

Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and advisory clients are receiving fair consideration for their securities. We oppose a high proportion of proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions if we conclude these arrangements reduce the alignment of executives’ incentives with shareholders’ interests.

Corporate Social Responsibility Issues – Vote recommendations for corporate responsibility issues are generated by the Corporate Governance team in consultation with our Responsible Investment team. T. Rowe Price takes into consideration a company’s existing level of disclosure on matters of a social, environmental, or corporate responsibility nature. If the proposal addresses an issue with substantial investment implications for the company’s business or operations, and those issues have not been adequately addressed by management, T. Rowe Price generally supports calls for additional disclosure.
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Global Portfolio Companies – The ESG Committee has developed custom international proxy voting guidelines based on ISS’ general global policies, regional codes of corporate governance, and our own views as investors in these markets.  ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets.

Fixed Income and Passively Managed Strategies – Proxy voting for our fixed income and indexed portfolios is administered by the Proxy Voting team using T. Rowe Price’s guidelines as set by the ESG Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.

 Shareblocking – Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the Custodian or sub-Custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. T. Rowe Price’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan – The Price Funds and our institutional clients may participate in securities lending programs to generate income for their portfolios. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the Custodian bank in advance of the applicable deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan and how they may affect proxy voting.
Monitoring and Resolving Conflicts of Interest
The ESG Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders and other investment advisory clients. While membership on the ESG Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the ESG Committee, application of the guidelines by portfolio managers to vote client proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the ESG Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The ESG Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the ESG Committee for immediate resolution prior to the time T. Rowe Price casts its vote.

With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or ESG Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.
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Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price voting guidelines and votes inconsistent with the guidelines will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item.  In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Fund).
Limitations on Voting Proxies of Banks
T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank.  One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”).  The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted.  With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.

REPORTING, RECORD RETENTION AND OVERSIGHT

The ESG Committee, and certain personnel under the direction of the ESG Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.
T. Rowe Price will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.
T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, ESG Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.
The Allianz Variable Insurance Products Trust SAI May 1, 2020

4

PART C:
OTHER INFORMATION

ITEM 15. INDEMNIFICATION

         The Trust's Agreement and Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in or not opposed to the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties or, in a criminal proceeding, such Trustee or officers had reasonable cause to believe their conduct was unlawful. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16. EXHIBITS

All exhibits included below and incorporated by reference refer to registration amendments to form N-1A unless otherwise specified.

Exhibit Number	Description of Exhibit

(1)
Agreement and Declaration of Trust, of the Allianz Variable Insurance Products Trust, dated July 13, 1999 as amended May 1, 2006, filed on February 5, 2014 as Exhibit (a)(2) to Registrant’s Post-Effective Amendment No. 41, is incorporated by reference.

(2)
By-laws, of the Allianz Variable Insurance Products Trust, dated July 13, 1999 as amended May 1, 2006, filed on February 5, 2014 as Exhibit (b)(2) to Registrant’s Post-Effective Amendment No. 41, is incorporated by reference.

(3)	Not Applicable

(4)*	Form of Agreement and Plan of Reorganization, filed herewith.

(5)	See (1) and (2) above.

(6)(a)
Investment Management Agreement, dated April 27, 2001, between USAllianz Advisers, LLC and USAllianz Variable Insurance Products Trust, filed on October 24, 2001 as Exhibit (d)(2)(i) to Registrant's Post-Effective Amendment No. 7, is incorporated by reference.

(6)(a)(i)
Revised Schedule A, dated October 1, 2019, to the Investment Management Agreement between USAllianz Advisers, LLC and USAllianz Variable Insurance Products Trust, dated April 27, 2001, filed on April 27, 2020 as Exhibit (d)(1)(i) to Registrant's Post-Effective Amendment No. 70, is incorporated by reference.

(6)(a)(ii)
Revised Attachment 1, dated March 1, 2020, to Revised Schedule A of the Investment Management Agreement between USAllianz Advisers, LLC and USAllianz Variable Insurance Products Trust, dated April 27, 2001, filed on April 27, 2020 as Exhibit (d)(1)(ii) to Registrant's Post-Effective Amendment No. 70, is incorporated by reference.

(6)(b)
Subadvisory Agreement, dated November 28, 2007, between Allianz Life Advisers, LLC, and BlackRock Institutional Management Corporation, filed on April 29, 2008, as Exhibit (d)(3) to Registrant's Post-Effective Amendment No. 24, is incorporated by reference.

(6)(b)(i)
Novation of Subadvisory Agreement, dated July 1, 2011,  between Allianz Life Advisers, LLC, and BlackRock Institutional Management Corporation, filed on December 13, 2011, as Exhibit (d)(2)(i) to Registrant's Post-Effective Amendment No. 32, is incorporated by reference.

(6)(b)(ii)
Revised Schedule A, dated December 1, 2018, to the Subadvisory Agreement, dated November 28, 2007, as novated July 1, 2011, by and between Allianz Investment Management LLC, and BlackRock Advisors, LLC, filed on April 23, 2019, as Exhibit (d)(2)(ii) to Registrant's Post-Effective Amendment No. 68, is incorporated by reference.

(6)(c)
Subadvisory Agreement, dated April 29, 2009 between Allianz Investment Management LLC and BlackRock Investment Management, LLC, filed on June 30, 2009 as Exhibit (6)(d) to Registrant's Registration Statement on form N-14 (File No. 333-160351), is incorporated by reference.

(6)(c)(i)
Revised Schedule A, effective December 1, 2018, to the Subadvisory Agreement dated April 29, 2009, as amended January 2, 2012, between Allianz Investment Management LLC and BlackRock Investment Management, LLC, filed on April 23, 2019, as Exhibit (d)(3)(i) to Registrant's Post-Effective Amendment No. 68, is incorporated by reference.

(6)(c)(ii)
First Amendment, effective January 2, 2012, to the Subadvisory Agreement dated April 29, 2009 between Allianz Investment Management LLC and BlackRock Investment Management, LLC, filed on December 13, 2011, as Exhibit (d)(3)(ii) to Registrant's Post-Effective Amendment No. 32, is incorporated by reference.

(6)(d)
Subadvisory Agreement, dated April 29, 2009 between Allianz Investment Management LLC and BlackRock Financial Management, Inc., filed on June 30, 2009 as exhibit (6)(f) to Registrant's Registration Statement on form N-14 (File No. 333-160351), is incorporated by reference.

(6)(d)(i)
Revised Schedule A, dated December 1, 2018, to the Subadvisory Agreement, dated April 29, 2009 between Allianz Investment Management LLC and BlackRock Financial Management, Inc., filed on April 23, 2019, as Exhibit (d)(4)(i) to Registrant's Post-Effective Amendment No. 68, is incorporated by reference.

(6)(e)
Subadvisory Agreement, dated April 24, 2015 between Allianz Investment Management LLC and Dimensional Fund Advisors LP, filed on April 21, 2015 as Exhibit (d)(7) to Registrant's Post-Effective Amendment No. 49, is incorporated by reference.

(6)(e)(i)
Revised Schedule A, effective March 1, 2020, to the Subadvisory Agreement, dated April 24, 2015 between Allianz Investment Management LLC and Dimensional Fund Advisors LP, filed on April 27, 2020 as Exhibit (d)(5)(i) to Registrant's Post-Effective Amendment No. 70, is incorporated by reference..

(6)(f)
Subadvisory Agreement draft dated April 29, 2010 between Allianz Investment Management LLC and Gateway Investment Advisers, LLC, filed on April 28, 2010 as Exhibit (d)(14) to Registrant's Post-Effective Amendment No. 28, is incorporated by reference.

(6)(f)(i)
Revised Schedule A, dated December 1, 2018, to the Subadvisory Agreement dated April 29, 2010 between Allianz Investment Management LLC and Gateway Investment Advisers, LLC, filed on April 23, 2019, as Exhibit (d)(6)(i) to Registrant's Post-Effective Amendment No. 68, is incorporated by reference.

(6)(g)
Subadvisory Agreement, dated November 14, 2014, between Allianz Investment Management LLC and Metropolitan West Asset Management, LLC, filed on November 3, 2014 as Exhibit (d)(14) to Registrant's Post-Effective Amendment No. 46, is incorporated by reference.

(6)(h)
Subadvisory Agreement, dated June 1, 2010, between Allianz Investment Management LLC and Morgan Stanley Investment Management Inc., filed on April 28, 2011, as Exhibit (d)(17) to Registrant's Post-Effective Amendment No. 29, is incorporated by reference.

(6)(h)(i)
Revised Schedule A, dated March 1, 2020, to the Subadvisory Agreement, dated June 1, 2010, between Allianz Investment Management LLC and Morgan Stanley Investment Management Inc., filed on April 27, 2020 as Exhibit (d)(8)(i) to Registrant's Post-Effective Amendment No. 70, is incorporated by reference.

(6)(i)
Amended and Restated Subadvisory Agreement, dated October 14, 2016, between Allianz Life Investment Management LLC and FIAM LLC, (previously known as Pyramis Global Advisors, LLC), filed on April 26, 2017 as Exhibit (d)(9) to Registrant's Post-Effective Amendment No. 62, is incorporated by reference.

(6)(i)(i)
Sub-Subadvisory Agreement, dated October 14, 2016, by and between FIAM LLC and Geode Capital Management, LLC, filed on April 26, 2017 as Exhibit (d)(9)(i) to Registrant's Post-Effective Amendment No. 62, is incorporated by reference.

(6)(j)
Subadvisory Agreement dated November 15, 2013, between Allianz Investment Management LLC and T. Rowe Price Associates, Inc., filed on February 5, 2014 as Exhibit (d)(23) to Registrant’s Post-Effective Amendment No. 41, is incorporated by reference.

(7)(a)
Distribution Agreement, dated August 28, 2007, between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and Allianz Life Financial Services, LLC, filed on April 29, 2008, as Exhibit (e)(1) to Registrant's Post-Effective Amendment No. 24, is incorporated by reference.

(7)(a)(i)
Revised Schedule I dated, October 1, 2019, to the Distribution Agreement, dated August 28, 2007, between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and Allianz Life Financial Services, LLC, filed on April 27, 2020 as Exhibit (e)(1)(i) to Registrant's Post-Effective Amendment No. 70, is incorporated by reference.

(7)(a)(ii)
Fee Agreement Letter dated August 28, 2007 to the Distribution Agreement between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and Allianz Life Financial Services, LLC, filed on February 4, 2009 as Exhibit (e)(1)(ii) to Registrant's Post-Effective Amendment No. 25, is incorporated by reference.

(7)(b)
Amended and Restated Participation Agreement dated November 1, 2015, between Allianz Variable Insurance Products Trust, Allianz Life Insurance Company of North America, and Allianz Life Financial Services, LLC, filed on February 12, 2016 as Exhibit (e)(2) to Registrant's Post-Effective Amendment No. 53, is incorporated by reference.

(7)(c)
Amended and Restated Participation Agreement dated November 1, 2015, between Allianz Variable Insurance Products Trust, Allianz Life Insurance Company of New York, and Allianz Life Financial Services, LLC, filed on February 12, 2016 as Exhibit (e)(3) to Registrant's Post-Effective Amendment No. 53, is incorporated by reference.

(8)	Not Applicable

(9)(a)
Mutual Fund Custody and Services Agreement, dated November 26, 2008, between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and The Bank of New York Mellon, filed on February 4, 2009 as Exhibit (g)(1) to Registrant's Post-Effective Amendment No. 25, is incorporated by reference.

(9)(a)(i)
Amendments dated May 2, 2011, July 16, 2010, April 22, 2010, and October 26, 2009 to the Mutual Fund Custody and Services Agreement, dated November 26, 2008, between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and The Bank of New York Mellon, filed on December 13, 2011, as Exhibit (g)(1)(i) to Registrant's Post-Effective Amendment No. 32, is incorporated by reference.

(9)(a)(ii)
Amendment dated October 31, 2013, to the Mutual Fund Custody and Services Agreement, dated November 26, 2008, between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and The Bank of New York Mellon, filed on February 5, 2014 as Exhibit (g)(1)(ii) to Registrant’s Post-Effective Amendment No. 41, is incorporated by reference.

(9)(a)(iii)
Amendments dated January 10, 2014, and April 28, 2014, to the Mutual Fund Custody and Services Agreement, dated November 26, 2008, between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and The Bank of New York Mellon, filed on July 18, 2014 Exhibit (g)(1)(iii) to Registrant's Post-Effective Amendment No. 44, is incorporated by reference.

(9)(a)(iv)
Amendments dated October 27, 2014 and April 27, 2015, to the Mutual Fund Custody and Services Agreement, dated November 26, 2008, between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and The Bank of New York Mellon, filed on April 21, 2015 as Exhibit (g)(1)(iv) to Registrant's Post-Effective Amendment No. 49, is incorporated by reference.

(9)(a)(v)
Fourteenth Amendment dated October 30, 2015, to the Mutual Fund Custody and Services Agreement, dated November 26, 2008, between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and The Bank of New York Mellon, filed on February 12, 2016 as Exhibit (g)(1)(v) to Registrant's Post-Effective Amendment No. 53, is incorporated by reference.

(9)(a)(vi)
Fifteenth Amendment dated April 25, 2016, to the Mutual Fund Custody and Services Agreement, dated November 26, 2008, between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and The Bank of New York Mellon, filed on July 29, 2016, as Exhibit (g)(1)(vi) to Registrant's Post-Effective Amendment No. 58, is incorporated by reference.

(9)(a)(vii)
Sixteenth Amendment dated October 28, 2016, to the Mutual Fund Custody and Services Agreement, dated November 26, 2008, between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and The Bank of New York Mellon, filed on February 15, 2017, as Exhibit (g)(1)(vii) to Registrant's Post-Effective Amendment No. 61, is incorporated by reference.

(9)(a)(viii)
Custody and Securities Lending Fee Schedule dated October 1, 2011, between Allianz Life Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and The Bank of New York Mellon, filed on December 13, 2011, as Exhibit (g)(1)(ii) to Registrant's Post-Effective Amendment No. 32, is incorporated by reference.

(9)(b)
Securities Lending Authorization Agreement dated March 14, 2011, between Allianz Variable Insurance Products Trust and The Bank of New York Mellon, filed on April 28, 2011, as Exhibit (g)(2) to Registrant's Post-Effective Amendment No. 29, is incorporated by reference.

(9)(b)(i)
Amendment dated January 24, 2012 to the Securities Lending Authorization Agreement dated March 14, 2011, between Allianz Variable Insurance Products Trust and The Bank of New York Mellon, filed on April 25, 2012, as Exhibit (g)(2)(i) to Registrant's Post-Effective Amendment No. 34, is incorporated by reference.

(9)(b)(ii)
Amendment effective June 24, 2019, to the Securities Lending Authorization Agreement dated March 14, 2011, between Allianz Variable Insurance Products Trust and The Bank of New York Mellon, filed on April 27, 2020 as Exhibit (g)(2)(ii) to Registrant's Post-Effective Amendment No. 70, is incorporated by reference.

(10)(a)
Rule 12b-1 Distribution Plan for the Allianz Variable Insurance Products Trust effective October 27, 1999, filed on October 26, 1999 as Exhibit (m) to Registrant's Pre-Effective Amendment No. 2, is incorporated by reference.

(10)(a)(i)
Revised Exhibit A, dated May 17, 2019, to the Distribution Plan for the Allianz Variable Insurance Products Trust effective October 27, 1999, filed on April 27, 2020 as Exhibit (m)(1)(i) to Registrant's Post-Effective Amendment No. 70, is incorporated by reference.

(10)(b)	Rule 18f-3 Multiple Class Plan, dated February 23, 2007, as revised June 15, 2016, for the Allianz Variable Insurance Products Trust, filed on July 18, 2016 as Exhibit 10(b) to Registrant's Initial Registration Statement on Form N-14 (File Nos. 333-212555 and 811-9491) is incorporated by reference.

(10)(b)(i)
Revised Schedule A, dated June 30, 2019, to the Rule 18f-3 Multiple Class Plan, dated February 23, 2007, as revised June 15, 2016, for the Allianz Variable Insurance Products Trust, filed on April 27, 2020 as Exhibit (n)(1) to Registrant's Post-Effective Amendment No. 70, is incorporated by reference.

(11)*	Opinion and consent of Dorsey & Whitney LLP with respect to the legality of the securities being registered, filed herewith.

(12)**	Opinion and consent of Stradley Ronon Stevens & Young, LLP with respect to tax matters, to be filed by amendment.

(13)(a)
Services Agreement dated January 1, 2018, between Allianz Variable Insurance Products Trust and Citi Fund Services Ohio, Inc., filed on April 24, 2018 as Exhibit (h)(1) to Registrant's Post-Effective Amendment No. 66, is incorporated by reference.

(13)(a)(i)
Amendment dated February 21, 2018, to the Services Agreement dated January 1, 2018, between Allianz Variable Insurance Products Trust and Citi Fund Services Ohio, Inc., filed on April 24, 2018 as Exhibit (h)(1)(i) to Registrant's Post-Effective Amendment No. 66, is incorporated by reference.

(13)(a)(ii)
Amendment dated February 20, 2019, to the Services Agreement dated January 1, 2018, between Allianz Variable Insurance Products Trust and Citi Fund Services Ohio, Inc., filed on April 23, 2019, as Exhibit (h)(1)(ii) to Registrant's Post-Effective Amendment No. 68, is incorporated by reference.

(13)(a)(iii)
Transfer Agency Agreement dated April 1, 2015, between Allianz Variable Insurance Products Trust and Citi Fund Services Ohio, Inc., filed on April 21, 2015 as Exhibit (h)(1)(ii) to Registrant's Post-Effective Amendment No. 49, is incorporated by reference.

(13)(b)
PFO Agreement dated January 1, 2018, between Allianz Variable Insurance Products Trust and Citi Fund Services Ohio, Inc., filed on April 23, 2018 as Exhibit (h)(2) to Registrant's Post-Effective Amendment No. 66, is incorporated by reference.

(13)(c)
Amended and Restated Administrative Services Agreement, dated March 1, 2020, , by and among Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust, and Allianz Investment Management LLC, filed on April 27, 2020 as Exhibit (h)(3) to Registrant's Post-Effective Amendment No. 70, is incorporated by reference.

(13)(d)
Amended and Restated Compliance Services Agreement, dated February 19, 2020, by and among Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust, and Allianz Investment Management LLC, filed on April 27, 2020 as Exhibit (h)(4) to Registrant's Post-Effective Amendment No. 70, is incorporated by reference.

(13)(e)
Amended Expense Limitation Agreement, dated May 1, 2007, between Allianz Life Advisers LLC, and Allianz Variable Insurance Products Trust, filed on April 29, 2008, as Exhibit (h)(5) to Registrant's Post-Effective Amendment No. 24, is incorporated by reference.

(13)(e)(i)
Revised Exhibit A, dated October 1, 2019, to the Amended Expense Limitation Agreement, dated May 1, 2007, between Allianz Life Advisers LLC and Allianz Variable Insurance Products Trust, filed on April 27, 2020 as Exhibit (h)(5)(i) to Registrant's Post-Effective Amendment No. 70, is incorporated by reference.

(13)(e)(ii)
Amendment No. 1 dated January 23, 2012, to the Amended Expense Limitation Agreement, dated May 1, 2007, between Allianz Life Advisers LLC and Allianz Variable Insurance Products Trust, filed on April 25, 2012, as Exhibit (h)(5)(ii) to Registrant's Post-Effective Amendment No. 34, is incorporated by reference.

(13)(f)
Net Investment Income Maintenance Agreement dated March 18 2020, between Allianz Investment Management LLC, Allianz Life Financial Services, LLC, and Allianz Variable Insurance Products Trust, filed on April 27, 2020 as Exhibit (h)(6) to Registrant's Post-Effective Amendment No. 70, is incorporated by reference.

(13)(g)
Joint Insured Agreement dated February 26, 2020, between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust, and Allianz Investment Management LLC, filed on April 27, 2020 as Exhibit (h)(7) to Registrant's Post-Effective Amendment No. 70, is incorporated by reference.

(14)*	Consent of PricewaterhouseCoopers LLP with respect to financial statements of the Registrant, filed herewith.

(15)	Not Applicable

(16)*	Powers of Attorney, filed herewith.

(17)(a)*	Contract holder voting instructions, filed herewith.

(17)(b)
Prospectuses of the acquired fund and acquiring fund dated May 1, 2020, for shares of the Allianz Variable Insurance Products trust, filed on April 27, 2020, as part of Registrants Post-Effective Amendment No. 70, is incorporated by reference.

(17)(c)
Annual report of the acquired fund and the acquiring fund, as of December 31, 2019, for the Allianz Variable Insurance Products trust, filed by Registrant on March 6, 2020 under form N-CSR, is incorporated by reference.

     * Filed herewith
   ** To be filed by amendment

ITEM 17.  UNDERTAKINGS.

         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

         (3) The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel or a copy of a ruling of the Internal Revenue Service supporting the tax consequences of the proposed reorganization within a reasonable time after receipt of such opinion or ruling.

SIGNATURES
As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Golden Valley, and the State of Minnesota, on the 18th day of June, 2020.

                                          ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

By: /s/ Brian Muench
      _______________________________________________
      Brian Muench, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement of Allianz Variable Insurance Products Trust has been signed below by the following persons in the capacities indicated on June 18, 2020.

Signature	Title

/s/ Peter R. Burnim*	Trustee
Peter R. Burnim

/s/ Peggy L. Ettestad*	Trustee
Peggy L. Ettestad

/s/ Dickson W. Lewis*	Trustee
Dickson W. Lewis

/s/ Claire R. Leonardi*	Trustee
Claire R. Leonardi

/s/ Tamara Lynn Fagely*	Trustee
Tamara Lynn Fagely

//s/ Richard H. Forde*	Trustee
Richard H. Forde

/s/ Bashir Asad	Treasurer (principal financial and accounting officer)
Bashir Asad

By:  /s/ Brian Muench
      __________________________________
      Brian Muench, Trustee and President

*Pursuant to powers of attorney filed as Exhibit (16) to this Registration Statement

EXHIBITS

TO

FORM N-14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

INDEX TO EXHIBITS

Exhibit	Description of Exhibit
(4)	Form of Agreement and Plan of Reorganization
(11)	Opinion and consent of Counsel
(14)	Consent of Auditor with respect to financial statements of the Registrant
(16)	Powers of Attorney
(17)(a)	Form of contract holder voting instructions